UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2676

Fidelity School Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1.

Reports to Stockholders

Fidelity Advisor® Multi-Asset Income Fund Class A, Class M (formerly Class T), Class C and Class I Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Life of fundA
Class A (incl. 4.00% sales charge)	1.70%	5.36%
Class M (incl. 4.00% sales charge)	1.70%	5.36%
Class C (incl. contingent deferred sales charge)	4.18%	6.46%
Class I	6.20%	7.50%

 A From September 9, 2015

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Multi-Asset Income Fund - Class A on September 9, 2015, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$11,284	Fidelity Advisor® Multi-Asset Income Fund - Class A
$10,616	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 21.83% in 2017, as the S&P 500® index rose steadily and closed the year just shy of an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through year-end with consumer sentiment and other market indicators staying positive. Sector-wise, information technology fared best by a wide margin, rising 39% amid strong earnings growth from several major index constituents. A 24% gain in materials was spurred by increased demand, especially from China. Conversely, the defensive energy and telecom services sectors returned about -1% each. In fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54% after spending the majority of the year in recovery mode from its steep post-election sell-off in late 2016. Within the Bloomberg Barclays index, investment-grade corporate bonds led all major market segments, up 6.42%. U.S. Treasuries rose 2.31%, outperforming most sovereign bonds. Outside the index, riskier, non-core fixed-income segments led the broader market, while Treasury Inflation-Protected Securities (TIPS) gained 3.01%, according to Bloomberg Barclays.

Comments from Lead Portfolio Manager Adam Kramer:  For the year, the fund's share classes (excluding sales charges, if applicable) gained about 5% to 6%, meaningfully trailing the 12.37% advance of Composite index, a 50/50 mix of the S&P 500® index and the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s underperformance of the Composite index was mostly related to equities, where a combination of weak stock selection and an underweighting detracted. Throughout 2017, all types of stocks did well, but especially growth-oriented companies relative to their value-oriented counterparts. This situation was a headwind for the fund, given our typical emphasis on value companies. Along with weaker-than-expected performance from some of our individual equity holdings, it led to a difficult performance environment for the fund in 2017. Also hurting our relative result, albeit to a lesser extent, was our substantial underweighting in equities. In light of stocks’ very strong gain, our more-limited exposure to the category hampered relative performance. Further detracting was our out-of-index exposure to asset classes that trailed the Composite index – specifically, high-yield bonds, floating-rate debt and convertible securities. On the positive side, the fund benefited from a substantial underweighting in the investment-grade bond category, while security selection here also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets
U.S. Treasury Obligations	28.1
Valeant Pharmaceuticals International, Inc.	2.9
Chevron Corp.	1.6
Apple, Inc.	1.5
DISH Network Corp.	1.5
35.6

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Consumer Discretionary	12.7
Financials	10.6
Information Technology	9.7
Consumer Staples	9.2
Energy	7.8

Quality Diversification (% of fund's net assets)

As of December 31, 2017*
U.S. Government and U.S. Government Agency Obligations	28.1%
BBB	1.0%
BB	6.0%
B	11.2%
CCC,CC,C	4.1%
Equities	48.6%
Short-Term Investments and Net Other Assets	1.0%

 * Foreign investments - 15.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2017
Corporate Bonds	13.0%
U.S. Government and U.S. Government Agency Obligations	28.1%
Bank Loan Obligations	9.3%
Stocks	48.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

Investments December 31, 2017

Showing Percentage of Net Assets

Corporate Bonds - 13.0%
	Principal Amount	Value
Convertible Bonds - 1.5%
CONSUMER DISCRETIONARY - 1.5%
Media - 1.5%
DISH Network Corp. 3.375% 8/15/26	$680,000	$739,925
Nonconvertible Bonds - 11.5%
CONSUMER DISCRETIONARY - 1.0%
Media - 1.0%
21st Century Fox America, Inc. 7.75% 12/1/45	10,000	15,851
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 5/1/27 (a)	435,000	428,475
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.908% 7/23/25	5,000	5,315
Time Warner Cable, Inc. 6.55% 5/1/37	5,000	5,877
Viacom, Inc. 6.25% 2/28/57 (b)	5,000	4,881
		460,399
CONSUMER STAPLES - 1.0%
Beverages - 0.1%
Constellation Brands, Inc. 4.25% 5/1/23	30,000	31,731
Food Products - 0.9%
CF Industries Holdings, Inc. 5.15% 3/15/34	420,000	428,400
TOTAL CONSUMER STAPLES		460,131
ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Petroleos Mexicanos:
3.5% 7/23/20	10,000	10,135
5.625% 1/23/46	260,000	240,630
6.75% 9/21/47	14,000	14,614
The Williams Companies, Inc. 5.75% 6/24/44	20,000	21,350
		286,729
FINANCIALS - 3.2%
Banks - 0.1%
Royal Bank of Scotland Group PLC 6% 12/19/23	30,000	33,100
Capital Markets - 0.1%
Goldman Sachs Group, Inc. 5.15% 5/22/45	30,000	34,759
Lazard Group LLC 4.25% 11/14/20	10,000	10,415
Morgan Stanley 5% 11/24/25	30,000	32,819
		77,993
Diversified Financial Services - 1.5%
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (a)	220,000	233,200
ILFC E-Capital Trust I 3 month U.S. LIBOR + 1.550% 4.37% 12/21/65 (a)(b)(c)	510,000	497,250
		730,450
Thrifts & Mortgage Finance - 1.5%
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (a)	655,000	727,050
TOTAL FINANCIALS		1,568,593
HEALTH CARE - 2.9%
Health Care Providers & Services - 0.0%
HCA Holdings, Inc. 6.5% 2/15/20	10,000	10,600
Pharmaceuticals - 2.9%
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (a)	700,000	700,875
5.875% 5/15/23 (a)	720,000	667,800
9% 12/15/25 (a)	50,000	52,110
		1,420,785
TOTAL HEALTH CARE		1,431,385
INDUSTRIALS - 0.5%
Commercial Services & Supplies - 0.5%
APX Group, Inc. 7.625% 9/1/23	240,000	252,600
INFORMATION TECHNOLOGY - 0.2%
Software - 0.2%
Greeneden U.S. Holdings II LLC 10% 11/30/24 (a)	95,000	103,788
MATERIALS - 0.4%
Metals & Mining - 0.4%
First Quantum Minerals Ltd. 7.5% 4/1/25 (a)	195,000	211,575
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Equity One, Inc. 3.75% 11/15/22	30,000	30,730
Omega Healthcare Investors, Inc. 4.5% 4/1/27	17,000	16,629
		47,359
Real Estate Management & Development - 0.0%
Liberty Property LP 4.75% 10/1/20	20,000	21,035
TOTAL REAL ESTATE		68,394
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.8%
SFR Group SA 6% 5/15/22 (a)	380,000	384,750
Wireless Telecommunication Services - 0.1%
Sprint Communications, Inc. 7% 3/1/20 (a)	25,000	26,750
TOTAL TELECOMMUNICATION SERVICES		411,500
UTILITIES - 0.7%
Electric Utilities - 0.1%
FirstEnergy Corp. 7.375% 11/15/31	30,000	40,447
Independent Power and Renewable Electricity Producers - 0.6%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	30,000	33,300
Dynegy, Inc. 7.625% 11/1/24	255,000	273,488
		306,788
TOTAL UTILITIES		347,235

TOTAL NONCONVERTIBLE BONDS		5,602,329

TOTAL CORPORATE BONDS
(Cost $6,097,480)		6,342,254

U.S. Government and Government Agency Obligations - 28.1%
U.S. Treasury Inflation-Protected Obligations - 0.5%
U.S. Treasury Inflation-Indexed Bonds 0.75% 2/15/45	20,950	21,113
U.S. Treasury Inflation-Indexed Notes:
0.375% 7/15/25	$31,204	$31,285
0.375% 1/15/27	142,958	142,091
0.625% 1/15/26	62,285	63,351

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		257,840

U.S. Treasury Obligations - 27.6%
U.S. Treasury Bonds:
2.5% 5/15/46	593,000	563,451
2.75% 8/15/47	654,000	654,082
2.75% 11/15/47	745,000	745,384
3% 11/15/45	658,000	690,274
3% 2/15/47	568,000	596,697
3% 5/15/47	665,000	698,389
U.S. Treasury Notes:
0.625% 4/30/18	912,000	909,644
0.75% 2/28/18	919,000	918,121
0.75% 4/15/18	920,000	918,414
0.875% 5/31/18	908,000	905,943
1% 2/15/18	913,000	912,668
1% 3/15/18	907,000	906,363
1% 5/15/18	918,000	916,709
1% 5/31/18	913,000	911,145
1.125% 6/15/18	940,000	938,526
1.125% 1/15/19	45,000	44,671
1.125% 8/31/21	100,000	96,595
1.75% 12/31/20	919,000	912,542
2% 12/31/21	249,000	247,721

TOTAL U.S. TREASURY OBLIGATIONS		13,487,339

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $13,746,087)		13,745,179

Municipal Securities - 0.0%
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33
(Cost $13,967)	15,000	14,975
	Shares	Value

Common Stocks - 48.6%
CONSUMER DISCRETIONARY - 4.2%
Automobiles - 1.3%
Ford Motor Co.	18,300	$228,567
General Motors Co.	10,196	417,934
		646,501
Hotels, Restaurants & Leisure - 0.9%
Bluegreen Corp.	9,900	180,774
Wyndham Worldwide Corp.	2,275	263,604
		444,378
Media - 1.5%
Nexstar Broadcasting Group, Inc. Class A	6,850	535,670
Viacom, Inc. Class B (non-vtg.)	6,600	203,346
		739,016
Multiline Retail - 0.5%
Macy's, Inc.	8,600	216,634

TOTAL CONSUMER DISCRETIONARY		2,046,529

CONSUMER STAPLES - 7.3%
Beverages - 0.7%
The Coca-Cola Co.	7,550	346,394
Food & Staples Retailing - 2.5%
CVS Health Corp.	6,397	463,783
Wal-Mart Stores, Inc.	7,400	730,750
		1,194,533
Food Products - 1.5%
Bunge Ltd.	4,300	288,444
The J.M. Smucker Co.	3,650	453,476
		741,920
Household Products - 1.0%
Procter & Gamble Co.	5,177	475,663
Personal Products - 0.9%
Unilever NV:
(Certificaten Van Aandelen) (Bearer)	200	11,261
(NY Reg.)	7,850	442,112
		453,373
Tobacco - 0.7%
British American Tobacco PLC (United Kingdom)	5,100	345,528

TOTAL CONSUMER STAPLES		3,557,411

ENERGY - 7.2%
Oil, Gas & Consumable Fuels - 7.2%
Cheniere Energy, Inc. (d)	7,100	382,264
Chevron Corp.	6,125	766,789
ConocoPhillips Co.	10,842	595,117
Energy Transfer Equity LP	8,800	151,888
Enterprise Products Partners LP	11,600	307,516
Magellan Midstream Partners LP	3,450	244,743
Scorpio Tankers, Inc.	147,400	449,570
Suncor Energy, Inc.	955	35,062
Sunoco Logistics Partners, LP	6,550	186,020
Targa Resources Corp.	3,700	179,154
The Williams Companies, Inc.	6,419	195,715
		3,493,838
FINANCIALS - 7.4%
Banks - 5.7%
Bank of America Corp.	22,700	670,104
Citigroup, Inc.	8,775	652,948
JPMorgan Chase & Co.	4,600	491,924
Regions Financial Corp.	868	14,999
SunTrust Banks, Inc.	6,050	390,770
U.S. Bancorp	7,000	375,060
Wells Fargo & Co.	3,434	208,341
		2,804,146
Capital Markets - 0.7%
State Street Corp.	3,550	346,516
Insurance - 1.0%
Chubb Ltd.	1,704	249,006
MetLife, Inc.	4,500	227,520
		476,526

TOTAL FINANCIALS		3,627,188

HEALTH CARE - 4.5%
Biotechnology - 1.3%
Amgen, Inc.	3,570	620,823
Health Care Equipment & Supplies - 0.7%
Becton, Dickinson & Co.	1,550	331,793
Health Care Providers & Services - 0.5%
AmerisourceBergen Corp.	2,700	247,914
Pharmaceuticals - 2.0%
Allergan PLC	1,250	204,475
GlaxoSmithKline PLC	651	11,529
Johnson & Johnson	4,382	612,253
Pfizer, Inc.	4,400	159,368
		987,625

TOTAL HEALTH CARE		2,188,155

INDUSTRIALS - 2.0%
Aerospace & Defense - 1.1%
United Technologies Corp.	4,150	529,416
Air Freight & Logistics - 0.5%
Deutsche Post AG	5,739	273,716
Construction & Engineering - 0.4%
Fluor Corp.	3,700	191,105

TOTAL INDUSTRIALS		994,237

INFORMATION TECHNOLOGY - 8.5%
Communications Equipment - 1.8%
Cisco Systems, Inc.	18,258	699,281
InterDigital, Inc.	2,225	169,434
		868,715
Internet Software & Services - 1.4%
Twitter, Inc. (d)	27,500	660,275
IT Services - 0.0%
Paychex, Inc.	339	23,079
Semiconductors & Semiconductor Equipment - 2.2%
Broadcom Ltd.	1,325	340,393
Intel Corp.	13,200	609,312
Qualcomm, Inc.	811	51,920
United Microelectronics Corp.	123,000	58,586
		1,060,211
Software - 1.6%
Micro Focus International PLC	3,900	132,851
Microsoft Corp.	7,800	667,212
		800,063
Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	4,440	751,381

TOTAL INFORMATION TECHNOLOGY		4,163,724

MATERIALS - 4.0%
Chemicals - 3.1%
CF Industries Holdings, Inc.	3,800	161,652
DowDuPont, Inc.	800	56,976
FMC Corp.	2,100	198,786
LyondellBasell Industries NV Class A	5,975	659,162
Potash Corp. of Saskatchewan, Inc.	21,700	445,049
		1,521,625
Metals & Mining - 0.9%
Nucor Corp.	6,525	414,860

TOTAL MATERIALS		1,936,485

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
American Tower Corp.	1,425	203,305
Public Storage	34	7,106
		210,411
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.7%
Verizon Communications, Inc.	6,591	348,862
Wireless Telecommunication Services - 0.4%
Vodafone Group PLC sponsored ADR	6,200	197,780

TOTAL TELECOMMUNICATION SERVICES		546,642

UTILITIES - 2.0%
Electric Utilities - 1.1%
Exelon Corp.	13,991	551,385
Independent Power and Renewable Electricity Producers - 0.9%
NRG Yield, Inc. Class C	22,700	429,030

TOTAL UTILITIES		980,415

TOTAL COMMON STOCKS
(Cost $21,884,112)		23,745,035
	Principal Amount	Value

Bank Loan Obligations - 9.3%
CONSUMER DISCRETIONARY - 6.0%
Diversified Consumer Services - 1.3%
Laureate Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.8498% 4/26/24 (b)(c)	647,742	652,600
Hotels, Restaurants & Leisure - 2.8%
Aramark Services, Inc. Tranche B-1, term loan 3 month U.S. LIBOR + 2.000% 3.569% 3/7/25 (b)(c)	250,000	250,000
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.8677% 2/17/24 (b)(c)	428,917	428,686
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.569% 2/1/24 (b)(c)	670,000	673,209
		1,351,895
Internet & Direct Marketing Retail - 1.5%
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.569% 9/25/24 (b)(c)	718,200	715,507
Media - 0.4%
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 4.9788% 8/15/22 (b)(c)	193,534	193,964

TOTAL CONSUMER DISCRETIONARY		2,913,966

CONSUMER STAPLES - 0.9%
Food & Staples Retailing - 0.9%
Albertson's LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.319% 8/25/21 (b)(c)	452,251	442,844
INDUSTRIALS - 1.4%
Commercial Services & Supplies - 1.4%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.069% 4/7/21 (b)(c)	662,462	663,913
INFORMATION TECHNOLOGY - 1.0%
Internet Software & Services - 1.0%
Mcafee LLC Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.069% 9/29/24 (b)(c)	503,738	501,758
TOTAL BANK LOAN OBLIGATIONS
(Cost $4,510,169)		4,522,481
	Shares	Value

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 1.36% (e)
(Cost $1,213,073)	1,212,832	1,213,075
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $47,464,888)		49,582,999
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(721,314)
NET ASSETS - 100%		$48,861,685

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,033,623 or 8.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Non-income producing

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$52,027
Fidelity Securities Lending Cash Central Fund	889
Total	$52,916

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,046,529	$2,046,529	$--	$--
Consumer Staples	3,557,411	3,546,150	11,261	--
Energy	3,493,838	3,493,838	--	--
Financials	3,627,188	3,627,188	--	--
Health Care	2,188,155	2,176,626	11,529	--
Industrials	994,237	994,237	--	--
Information Technology	4,163,724	4,105,138	58,586	--
Materials	1,936,485	1,936,485	--	--
Real Estate	210,411	210,411	--	--
Telecommunication Services	546,642	546,642	--	--
Utilities	980,415	980,415	--	--
Corporate Bonds	6,342,254	--	6,342,254	--
U.S. Government and Government Agency Obligations	13,745,179	--	13,745,179	--
Municipal Securities	14,975	--	14,975	--
Bank Loan Obligations	4,522,481	--	4,522,481	--
Money Market Funds	1,213,075	1,213,075	--	--
Total Investments in Securities:	$49,582,999	$24,876,734	$24,706,265	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.2%
Canada	5.2%
Netherlands	2.3%
United Kingdom	1.5%
Luxembourg	1.4%
Others (Individually Less Than 1%)	5.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $46,251,815)	$48,369,924
Fidelity Central Funds (cost $1,213,073)	1,213,075
Total Investment in Securities (cost $47,464,888)		$49,582,999
Cash		33,281
Receivable for investments sold		137,589
Receivable for fund shares sold		62
Dividends receivable		17,869
Interest receivable		154,635
Distributions receivable from Fidelity Central Funds		1,597
Prepaid expenses		80
Receivable from investment adviser for expense reductions		10,277
Other receivables		256
Total assets		49,938,645
Liabilities
Payable for investments purchased	$955,910
Payable for fund shares redeemed	2,684
Distributions payable	1,767
Accrued management fee	22,189
Audit fee payable	70,781
Distribution and service plan fees payable	10,829
Other affiliated payables	6,562
Other payables and accrued expenses	6,238
Total liabilities		1,076,960
Net Assets		$48,861,685
Net Assets consist of:
Paid in capital		$47,166,156
Distributions in excess of net investment income		(51,726)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(370,890)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,118,145
Net Assets		$48,861,685
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($10,443,498 ÷ 1,003,063 shares)		$10.41
Maximum offering price per share (100/96.00 of $10.41)		$10.84
Class M:
Net Asset Value and redemption price per share ($7,511,118 ÷ 721,410 shares)		$10.41
Maximum offering price per share (100/96.00 of $10.41)		$10.84
Class C:
Net Asset Value and offering price per share ($8,682,814 ÷ 834,284 shares)(a)		$10.41
Class I:
Net Asset Value, offering price and redemption price per share ($22,224,255 ÷ 2,134,101 shares)		$10.41

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$499,295
Interest		1,102,763
Income from Fidelity Central Funds		52,916
Total income		1,654,974
Expenses
Management fee	$266,182
Transfer agent fees	62,156
Distribution and service plan fees	123,214
Accounting and security lending fees	23,530
Custodian fees and expenses	25,633
Independent trustees' fees and expenses	176
Registration fees	57,048
Audit	100,015
Legal	119
Miscellaneous	442
Total expenses before reductions	658,515
Expense reductions	(132,614)	525,901
Net investment income (loss)		1,129,073
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,661)
Fidelity Central Funds	29
Foreign currency transactions	(247)
Total net realized gain (loss)		(5,879)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,578,406
Fidelity Central Funds	(79)
Assets and liabilities in foreign currencies	41
Total change in net unrealized appreciation (depreciation)		1,578,368
Net gain (loss)		1,572,489
Net increase (decrease) in net assets resulting from operations		$2,701,562

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,129,073	$1,717,437
Net realized gain (loss)	(5,879)	1,520,752
Change in net unrealized appreciation (depreciation)	1,578,368	535,793
Net increase (decrease) in net assets resulting from operations	2,701,562	3,773,982
Distributions to shareholders from net investment income	(979,338)	(1,698,883)
Distributions to shareholders from net realized gain	(316,549)	(1,472,355)
Distributions to shareholders from tax return of capital	(197,409)	–
Total distributions	(1,493,296)	(3,171,238)
Share transactions - net increase (decrease)	3,704,957	4,402,381
Total increase (decrease) in net assets	4,913,223	5,005,125
Net Assets
Beginning of period	43,948,462	38,943,337
End of period	$48,861,685	$43,948,462
Other Information
Distributions in excess of net investment income end of period	$(51,726)	$(13,281)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Multi-Asset Income Fund Class A

Years ended December 31,	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.14	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.243	.438C	.097
Net realized and unrealized gain (loss)	.348	.584	(.060)
Total from investment operations	.591	1.022	.037
Distributions from net investment income	(.210)	(.439)	(.096)
Distributions from net realized gain	(.069)	(.353)	(.031)
Tax return of capital	(.042)	–	–
Total distributions	(.321)	(.792)	(.127)
Net asset value, end of period	$10.41	$10.14	$9.91
Total ReturnD,E,F	5.94%	10.55%	.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.38%	1.73%	2.10%I
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%I
Expenses net of all reductions	1.09%	1.10%	1.10%I
Net investment income (loss)	2.38%	4.32%C	3.10%I
Supplemental Data
Net assets, end of period (000 omitted)	$10,443	$9,524	$6,284
Portfolio turnover rateJ	299%	239%	71%K

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.01%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class M

Years ended December 31,	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.14	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.243	.439C	.097
Net realized and unrealized gain (loss)	.348	.583	(.060)
Total from investment operations	.591	1.022	.037
Distributions from net investment income	(.210)	(.439)	(.096)
Distributions from net realized gain	(.069)	(.353)	(.031)
Tax return of capital	(.042)	–	–
Total distributions	(.321)	(.792)	(.127)
Net asset value, end of period	$10.41	$10.14	$9.91
Total ReturnD,E,F	5.94%	10.55%	.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.40%	1.75%	2.11%I
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%I
Expenses net of all reductions	1.09%	1.10%	1.10%I
Net investment income (loss)	2.38%	4.32%C	3.10%I
Supplemental Data
Net assets, end of period (000 omitted)	$7,511	$7,171	$5,578
Portfolio turnover rateJ	299%	239%	71%K

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.01%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class C

Years ended December 31,	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.14	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.166	.363C	.074
Net realized and unrealized gain (loss)	.351	.583	(.059)
Total from investment operations	.517	.946	.015
Distributions from net investment income	(.148)	(.363)	(.074)
Distributions from net realized gain	(.069)	(.353)	(.031)
Tax return of capital	(.030)	–	–
Total distributions	(.247)	(.716)	(.105)
Net asset value, end of period	$10.41	$10.14	$9.91
Total ReturnD,E,F	5.18%	9.74%	.14%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.14%	2.50%	2.86%I
Expenses net of fee waivers, if any	1.85%	1.85%	1.85%I
Expenses net of all reductions	1.84%	1.85%	1.85%I
Net investment income (loss)	1.63%	3.57%C	2.35%I
Supplemental Data
Net assets, end of period (000 omitted)	$8,683	$7,162	$5,468
Portfolio turnover rateJ	299%	239%	71%K

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.26%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class I

Years ended December 31,	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$10.14	$9.92	$10.00
Income from Investment Operations
Net investment income (loss)B	.268	.464C	.104
Net realized and unrealized gain (loss)	.349	.573	(.050)
Total from investment operations	.617	1.037	.054
Distributions from net investment income	(.231)	(.464)	(.103)
Distributions from net realized gain	(.069)	(.353)	(.031)
Tax return of capital	(.047)	–	–
Total distributions	(.347)	(.817)	(.134)
Net asset value, end of period	$10.41	$10.14	$9.92
Total ReturnD,E	6.20%	10.72%	.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.10%	1.47%	1.80%H
Expenses net of fee waivers, if any	.85%	.85%	.85%H
Expenses net of all reductions	.84%	.85%	.85%H
Net investment income (loss)	2.63%	4.57%C	3.35%H
Supplemental Data
Net assets, end of period (000 omitted)	$22,224	$20,092	$21,614
Portfolio turnover rateI	299%	239%	71%J

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.26%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Advisor Multi-Asset Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

For the period ended December 31, 2017, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

Book-tax differences are primarily due to foreign currency transactions, contingent interest, equity-debt classifications, certain conversion ratio adjustments, partnerships, tax return of capital distribution, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,310,365
Gross unrealized depreciation	(352,760)
Net unrealized appreciation (depreciation)	$1,957,605
Tax Cost	$47,625,394

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$–
Undistributed ordinary income	$–
Capital loss carryforward	$(210,384)
Net unrealized appreciation (depreciation) on securities and other investments	$1,957,639

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(210,384)

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$1,291,299	$ 3,142,041
Long-term Capital Gains	4,588	29,197
Tax Return of Capital	197,409	–
Total	$1,493,296	$ 3,171,238

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $97,311,630 and $100,382,146, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$25,791	$14,373
Class M	-%	.25%	18,449	6,777
Class C	.75%	.25%	78,974	61,831
			$123,214	$82,981

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,863
Class M	–
Class C(a)	1,512
$3,375

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$14,709.14
Class M	11,547.16
Class C	11,832.15
Class I	24,068.11
	$62,156

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,377 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $150 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $889. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.10%	$28,741
Class M	1.10%	21,919
Class C	1.85%	22,904
Class I	.85%	56,046
		$129,610

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,244 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $500.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $260.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Class A	$211,541	$342,143
Class M	151,601	282,603
Class C	113,557	222,018
Class I	502,639	852,119
Total	$979,338	$1,698,883
From net realized gain
Class A	$66,072	$318,001
Class M	49,793	240,444
Class C	50,566	239,160
Class I	150,118	674,750
Total	$316,549	$1,472,355
From tax return of capital
Class A	$42,677	$–
Class M	30,572	–
Class C	23,017	–
Class I	101,143	–
Total	$197,409	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Class A
Shares sold	344,462	405,048	$3,517,808	$4,103,110
Reinvestment of distributions	30,807	61,259	314,876	621,892
Shares redeemed	(311,632)	(160,670)	(3,174,452)	(1,653,667)
Net increase (decrease)	63,637	305,637	$658,232	$3,071,335
Class M
Shares sold	43,193	157,221	$440,963	$1,587,060
Reinvestment of distributions	21,990	51,185	224,769	519,475
Shares redeemed	(51,024)	(63,735)	(522,294)	(665,778)
Net increase (decrease)	14,159	144,671	$143,438	$1,440,757
Class C
Shares sold	200,547	159,352	$2,048,191	$1,623,945
Reinvestment of distributions	18,246	45,136	186,420	457,848
Shares redeemed	(90,999)	(49,652)	(928,998)	(517,034)
Net increase (decrease)	127,794	154,836	$1,305,613	$1,564,759
Class I
Shares sold	808,249	579,349	$8,267,924	$5,832,730
Reinvestment of distributions	68,411	145,027	699,228	1,470,901
Shares redeemed	(724,025)	(922,795)	(7,369,478)	(8,978,101)
Net increase (decrease)	152,635	(198,419)	$1,597,674	$(1,674,470)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 43% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and Shareholders of Fidelity Advisor Multi-Asset Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Multi-Asset Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2017 and the period September 9, 2015 (commencement of operations) through December 31, 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the two years in the period ended December 31, 2017 and for the period September 9, 2015 (commencement of operations) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Class A	1.10%
Actual		$1,000.00	$1,035.70	$5.64
Hypothetical-C		$1,000.00	$1,019.66	$5.60
Class M	1.10%
Actual		$1,000.00	$1,035.70	$5.64
Hypothetical-C		$1,000.00	$1,019.66	$5.60
Class C	1.85%
Actual		$1,000.00	$1,032.00	$9.48
Hypothetical-C		$1,000.00	$1,015.88	$9.40
Class I	.85%
Actual		$1,000.00	$1,037.00	$4.36
Hypothetical-C		$1,000.00	$1,020.92	$4.33

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 9.92% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $674,810 of distributions paid during the period January 1, 2017 to December 31, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A percentage of the dividends distributed during the fiscal year qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class C	Class M	Class I
February 10, 2017	5%	5%	5%	5%
February 28, 2017	31%	38%	31%	30%
March, 2017	32%	42%	31%	29%
April, 2017	31%	49%	31%	28%
May, 2017	31%	44%	31%	29%
June, 2017	27%	44%	31%	30%
July, 2017	31%	50%	31%	28%
August, 2017	32%	43%	31%	29%
September, 2017	34%	48%	34%	26%
October, 2017	31%	51%	31%	27%
November, 2017	30%	44%	31%	29%
December, 2017	31%	53%	31%	27%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class C	Class M	Class I
February 10, 2017	6%	6%	6%	6%
February 28, 2017	36%	44%	36%	34%
March, 2017	36%	48%	35%	33%
April, 2017	36%	56%	36%	32%
May, 2017	36%	50%	36%	33%
June, 2017	31%	50%	36%	35%
July, 2017	36%	57%	36%	32%
August, 2017	36%	49%	36%	33%
September, 2017	39%	55%	38%	29%
October, 2017	36%	58%	35%	31%
November, 2017	35%	51%	35%	33%
December, 2017	36%	61%	36%	31%

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Multi-Asset Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in April 2017 and September 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Multi-Asset Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M (formerly Class T), Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.10%, 1.10%, 1.85%, and 0.85% through February 28, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AMAI-ANN-0218
1.9865887.102

Fidelity Advisor® Global Credit Fund (formerly Fidelity Global Bond Fund)-

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

December 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® Global Credit Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	4.25%	(0.52)%	0.05%
Class M (incl. 4.00% sales charge)	4.25%	(0.51)%	0.06%
Class C (incl. contingent deferred sales charge)	6.71%	(0.47)%	0.02%
Class I	8.90%	0.55%	1.04%

 A From May 22, 2012

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 Prior to June 1, 2017, the fund was named Fidelity Global Bond Fund, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Credit Fund - Class A on May 22, 2012, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) performed over the same period.

Period Ending Values
$10,030	Fidelity Advisor® Global Credit Fund - Class A
$12,682	Bloomberg Barclays Global Aggregate Credit Index Hedged (USD)
$11,072	Bloomberg Barclays Global Aggregate GDP Weighted Index

Effective June 1, 2017, the fund began comparing its performance to the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) rather than the Bloomberg Barclays Global Aggregate GDP Weighted Index because the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) provides a more appropriate performance comparison for the fund.

Management's Discussion of Fund Performance

Market Recap:  Global investment-grade bonds rose strongly in 2017, lifted by a weaker U.S. dollar relative to most major currencies, as well as tightening credit spreads. The unhedged Bloomberg Barclays Global Aggregate Bond Index gained 7.39% for the year, supported by stable credit outlooks for many issuers, fairly benign inflation and historically low yields. By region, U.S. bonds – the largest weighting within the index – spent the majority of the year in recovery mode following a steep post-election sell-off in late 2016, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. European bonds strongly outpaced the U.S., according to Bloomberg Barclays, driven by currency effects, continued economic stimulus by the European Central Bank and strong demand for bonds issued within several periphery countries. The Asia-Pacific region lagged slightly, as Japan’s mounting debt seemed to weigh on demand for new issues there. Elsewhere, Canada also had a strong showing, benefiting from a robust return for its corporate bonds – particularly among issuers in the utility and industrial sectors.

Comments from Co-Portfolio Managers Michael Foggin and Andrew Lewis  The fund’s share classes posted returns in the range of roughly 8% to 9% for calendar 2017. This performance significantly bested the 5.36% return of the Bloomberg Barclays Global Aggregate Credit Index (Hedged) – which became the fund’s primary benchmark in June, and performed generally in line with the 8.42% return of the unhedged and less credit-focused Bloomberg Barclays Global Aggregate GDP Weighted Index, the fund's primary benchmark through May. Outperformance mainly was driven by our individual bond picks. The fund's positioning along the yield curve also contributed. Within corporates, eurozone-based holdings and subordinated bank bonds in the U.K. added meaningfully to the return, as did certain European real estate investment holdings. Elsewhere, the bonds of specific government-related agencies, including Mexico's Petroleos Mexicanos, added value, as did exposure to the sovereign debt of Indonesia's government. Conversely, options purchased to help protect the portfolio from potential downside detracted. We reduced the fund's exposure to corporate bonds during the period. We also slightly boosted the fund's holdings of sovereign bonds and foreign government-related agencies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Curt Hollingsworth retired from Fidelity at the end of 2017, leaving Michael Foggin and Andrew Lewis as Co-Managers of the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2017
United States of America	42.9%
United Kingdom	12.6%
Netherlands	9.7%
Ireland	4.0%
Canada	3.6%
France	3.3%
Switzerland	3.1%
Germany	2.7%
Luxembourg	2.5%
Other	15.6%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AAA	0.2%
AA	1.5%
A	9.1%
BBB	50.2%
BB and Below	26.4%
Not Rated	6.6%
Equities	0.7%
Short-Term Investments and Net Other Assets	5.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2017*,**
Corporate Bonds	82.4%
Foreign Government and Government Agency Obligations	3.3%
Nonconvertible Preferred Stocks	0.7%
Preferred Securities	8.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.3%

 * Futures and Swaps - (6.1)%

 ** Foreign Currency Contracts - (46.3)%

Investments December 31, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 82.4%
		Principal Amount(a)	Value
Argentina - 0.5%
YPF SA 8.5% 3/23/21 (Reg. S)		$200,000	$226,200
Australia - 0.5%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(c)		200,000	203,494
Belgium - 0.9%
Anheuser-Busch InBev SA NV 1.75% 3/7/25 (Reg. S)	GBP	295,000	394,013
British Virgin Islands - 2.3%
Proven Glory Capital Ltd. 3.25% 2/21/22 (Reg. S)		550,000	547,931
Sinopec Group Overseas Development 2.5% 9/13/22 (Reg. S)		450,000	438,293

TOTAL BRITISH VIRGIN ISLANDS			986,224

Canada - 3.2%
Cenovus Energy, Inc.:
3% 8/15/22		373,000	370,625
4.25% 4/15/27		164,000	163,559
Encana Corp. 3.9% 11/15/21		400,000	411,057
TELUS Corp. 3.7% 9/15/27		400,000	408,954

TOTAL CANADA			1,354,195

Cayman Islands - 1.3%
Banco Do Brasil SA 4.625% 1/15/25 (d)		200,000	197,666
Three Gorges Finance II (Cayman Islands) Ltd. 1.3% 6/21/24 (Reg. S)	EUR	300,000	362,329

TOTAL CAYMAN ISLANDS			559,995

Denmark - 2.1%
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	300,000	392,766
TDC A/S 3.5% 2/26/3015 (Reg. S) (c)	EUR	170,000	213,055
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	225,000	286,522

TOTAL DENMARK			892,343

France - 1.1%
Lagardere S.C.A. 1.625% 6/21/24 (Reg. S)	EUR	400,000	476,473
Germany - 2.5%
alstria office REIT-AG 1.5% 11/15/27 (Reg. S)	EUR	700,000	817,371
TLG Immobilien AG 1.375% 11/27/24 (Reg. S)	EUR	200,000	239,027

TOTAL GERMANY			1,056,398

Ireland - 4.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.5% 5/15/21		150,000	157,518
4.625% 7/1/22		210,000	222,444
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (c)	EUR	250,000	326,169
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (c)		600,000	630,000
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26		400,000	390,993

TOTAL IRELAND			1,727,124

Italy - 1.0%
UniCredit SpA 6.375% 5/2/23 (Reg. S) (c)		275,000	278,225
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	146,000	170,515

TOTAL ITALY			448,740

Luxembourg - 2.5%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	355,000	423,817
Altice SA 7.25% 5/15/22 (Reg. S)	EUR	100,000	121,554
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	435,000	523,664

TOTAL LUXEMBOURG			1,069,035

Mexico - 2.4%
BBVA Bancomer SA 7.25% 4/22/20 (Reg. S)		350,000	378,438
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		200,000	214,000
Petroleos Mexicanos 2.5% 8/21/21 (Reg. S)	EUR	350,000	440,696

TOTAL MEXICO			1,033,134

Netherlands - 7.8%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (c)		600,000	617,626
Brenntag Finance BV 1.125% 9/27/25 (Reg. S)	EUR	150,000	178,663
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (c)		200,000	217,224
Deutsche Annington Finance BV 5% 10/2/23 (d)		314,000	332,622
Mylan NV 2.25% 11/22/24 (Reg. S)	EUR	200,000	249,571
Petrobras Global Finance BV:
4.75% 1/14/25	EUR	100,000	132,583
6.125% 1/17/22		236,000	250,455
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	300,000	352,471
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	700,000	765,749
Volkswagen International Finance NV 2.7%(Reg. S) (b)(c)	EUR	200,000	247,163

TOTAL NETHERLANDS			3,344,127

Portugal - 0.2%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S) (e)	EUR	200,000	71,991
Spain - 1.1%
CaixaBank SA:
2.75% 7/14/28 (Reg. S) (c)	EUR	200,000	244,197
5% 11/14/23 (Reg. S) (c)	EUR	200,000	249,202

TOTAL SPAIN			493,399

Sweden - 0.8%
Securitas AB 1.125% 2/20/24 (Reg. S)	EUR	300,000	361,588
Switzerland - 3.1%
Credit Suisse Group AG 5.75% 9/18/25 (Reg. S) (c)	EUR	730,000	993,331
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	250,000	335,958

TOTAL SWITZERLAND			1,329,289

United Kingdom - 7.6%
Annington Funding PLC 2.646% 7/12/25 (Reg. S)	GBP	250,000	343,246
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	100,000	139,221
HSBC Holdings PLC 2.256% 11/13/26 (Reg. S) (c)	GBP	300,000	406,324
Imperial Tobacco Finance PLC 8.125% 3/15/24	GBP	200,000	362,099
Pennon Group PLC 2.875% (Reg. S) (b)(c)	GBP	150,000	203,920
SKY PLC 2.25% 11/17/25 (Reg. S)	EUR	160,000	208,553
TalkTalk Telecom Group PLC 5.375% 1/15/22 (Reg. S)	GBP	100,000	131,498
Tesco PLC:
5% 3/24/23	GBP	200,000	303,501
6.125% 2/24/22	GBP	100,000	155,642
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	140,000	197,375
Vodafone Group PLC 7.875% 2/15/30		150,000	203,725
Western Power Distribution (East Midlands) PLC 5.25% 1/17/23	GBP	370,000	583,766

TOTAL UNITED KINGDOM			3,238,870

United States of America - 37.5%
Abbott Laboratories 3.75% 11/30/26		400,000	410,635
Ally Financial, Inc. 4.125% 2/13/22		570,000	582,711
American Airlines, Inc. 3.75% 10/15/25		225,000	225,428
Anadarko Petroleum Corp. 4.85% 3/15/21		16,000	16,895
Anheuser-Busch InBev Finance, Inc. 4.7% 2/1/36		265,000	297,185
AT&T, Inc.:
3.4% 8/14/24		200,000	200,983
5.45% 3/1/47		360,000	384,439
Bank of America Corp.:
1.776% 5/4/27 (Reg. S) (c)	EUR	345,000	431,628
3.95% 4/21/25		215,000	222,284
Bat Capital Corp. 2.125% 8/15/25	GBP	250,000	335,975
Becton, Dickinson & Co. 3.363% 6/6/24		400,000	401,032
Brandywine Operating Partnership LP 3.95% 2/15/23		41,000	41,821
Brixmor Operating Partnership LP 4.125% 6/15/26		26,000	26,217
CBRE Group, Inc. 4.875% 3/1/26		140,000	151,642
CEMEX Finance LLC 4.625% 6/15/24	EUR	100,000	130,145
Citigroup, Inc. 4.45% 9/29/27		400,000	423,358
Cleco Corporate Holdings LLC 3.743% 5/1/26		400,000	401,384
DCP Midstream LLC 4.75% 9/30/21 (d)		563,000	581,298
DDR Corp. 4.7% 6/1/27		400,000	418,647
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (d)		360,000	375,091
Discover Financial Services:
3.75% 3/4/25		400,000	402,551
5.2% 4/27/22		150,000	161,435
Dolphin Subsidiary II, Inc. 7.25% 10/15/21		540,000	599,400
Emera U.S. Finance LP 3.55% 6/15/26		400,000	401,042
Exelon Corp. 3.497% 6/1/22 (c)		600,000	611,385
Express Scripts Holding Co. 3.4% 3/1/27		400,000	392,413
Goldman Sachs Group, Inc. 1.25% 5/1/25 (Reg. S)	EUR	355,000	429,108
Merrill Lynch & Co., Inc. 5.5% 11/22/21	GBP	245,000	377,478
Michael Kors U.S.A., Inc. 4% 11/1/24 (d)		162,000	163,430
Morgan Stanley:
1% 12/2/22	EUR	600,000	734,652
5% 11/24/25		355,000	388,362
NextEra Energy Partners LP 4.25% 9/15/24 (d)		400,000	407,000
Omega Healthcare Investors, Inc. 4.95% 4/1/24		400,000	417,796
Reynolds American, Inc. 7.25% 6/15/37		195,000	270,282
Southern Co. 3.25% 7/1/26		400,000	392,183
Sunoco Logistics Partner Operations LP 4% 10/1/27		400,000	392,105
The Mosaic Co. 4.25% 11/15/23		400,000	414,143
The Williams Companies, Inc. 4.55% 6/24/24		400,000	415,000
Time Warner Cable, Inc. 4.5% 9/15/42		405,000	379,672
Toll Brothers Finance Corp. 4.875% 3/15/27		500,000	518,750
Unum Group 4% 3/15/24		555,000	577,825
Voya Financial, Inc. 3.65% 6/15/26		375,000	379,138
Western Gas Partners LP 4% 7/1/22		370,000	377,421
Willis Group North America, Inc. 3.6% 5/15/24		380,000	386,228

TOTAL UNITED STATES OF AMERICA			16,047,597

TOTAL NONCONVERTIBLE BONDS
(Cost $34,472,314)			35,314,229

U.S. Government and Government Agency Obligations - 0.0%
U.S. Treasury Obligations - 0.0%
U.S. Treasury Bonds 2.5% 2/15/45 (f)
(Cost $14,002)		15,000	14,284

Foreign Government and Government Agency Obligations - 3.3%
Germany - 0.2%
German Federal Republic 0.5% 8/15/27	EUR	$60,000	$72,452
Indonesia - 1.6%
Indonesian Republic 2.625% 6/14/23	EUR	530,000	686,794
United Kingdom - 1.5%
United Kingdom, Great Britain and Northern Ireland:
1.5% 7/22/47 (f)	GBP	115,000	146,109
4.25% 3/7/36 (g)(h)	GBP	275,000	521,878

TOTAL UNITED KINGDOM			667,987

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,337,653)			1,427,233
		Shares	Value

Nonconvertible Preferred Stocks - 0.7%
United Kingdom - 0.7%
Nationwide Building Society 10.25%
(Cost $281,170)		1,350	286,392
		Principal Amount(a)	Value

Preferred Securities - 8.3%
Canada - 0.4%
Bank of Nova Scotia 4.65% (b)(c)		200,000	200,880
France - 2.3%
BNP Paribas SA 6.75% (Reg. S) (b)(c)		200,000	220,565
Credit Agricole Assurances SA 4.25% (Reg. S) (b)(c)	EUR	300,000	416,892
Danone SA 1.75% (Reg. S) (b)(c)	EUR	100,000	120,943
Total SA 2.625% (Reg. S) (b)(c)	EUR	175,000	225,558

TOTAL FRANCE			983,958

Italy - 0.9%
Assicurazioni Generali SpA 6.416% (b)(c)	GBP	250,000	392,720
Netherlands - 1.9%
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (b)	EUR	225,000	334,229
Telefonica Europe BV 6.5% (Reg. S) (b)(c)	EUR	200,000	255,011
Volkswagen International Finance NV 2.5%(Reg. S) (b)(c)	EUR	175,000	219,541

TOTAL NETHERLANDS			808,781

United Kingdom - 2.8%
Aviva PLC 6.125% (b)(c)	GBP	150,000	235,590
Barclays Bank PLC 7.625% 11/21/22		278,000	317,236
Barclays PLC 7.875% (Reg. S) (b)(c)	GBP	200,000	300,767
HSBC Holdings PLC 5.25% (b)(c)	EUR	250,000	336,076

TOTAL UNITED KINGDOM			1,189,669

TOTAL PREFERRED SECURITIES
(Cost $3,277,356)			3,576,008
		Shares	Value

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 1.36% (i)
(Cost $1,986,191)		1,985,794	1,986,191

Purchased Swaptions - 0.0%(j)
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option with an exercise rate of 2.625% on a credit default swap with BNP Paribas to buy protection on the 5-Year iTraxx Europe Crossover Series 28 Index expiring December 2022, paying 5% quarterly	1/17/18	EUR 7,000,000	$7,244
TOTAL PURCHASED SWAPTIONS
(Cost $43,874)			7,244
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $41,412,560)			42,611,581
NET OTHER ASSETS (LIABILITIES) - 0.6%			236,654
NET ASSETS - 100%			$42,848,235

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	2	March 2018	$201,551	$(1,481)	$(1,481)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	3	March 2018	589,822	(10,333)	(10,333)
TOTAL BOND INDEX CONTRACTS					(11,814)
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	15	March 2018	3,211,641	(7,057)	(7,057)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	5	March 2018	765,000	2,297	2,297
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	21	March 2018	3,520,781	30,240	30,240
TME 10 Year Canadian Note Contracts (Canada)	6	March 2018	643,341	(9,345)	(9,345)
TOTAL TREASURY CONTRACTS					16,135

TOTAL PURCHASED					4,321

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	17	March 2018	2,684,508	10,832	10,832
Eurex Euro-Bund Contracts (Germany)	7	March 2018	1,357,942	6,392	6,392
ICE Long Gilt Contracts (United Kingdom)	2	March 2018	337,970	(4,237)	(4,237)
ICE Medium Gilt Contracts (United Kingdom)	1	March 2018	152,729	(97)	(97)
TOTAL BOND INDEX CONTRACTS					12,890
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	5	March 2018	620,234	3,349	3,349
CBOT 5-Year U.S. Treasury Note Contracts (United States)	10	March 2018	1,161,641	5,839	5,839
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	9	March 2018	1,202,063	2,372	2,374
TOTAL TREASURY CONTRACTS					11,562

TOTAL SOLD					24,452

TOTAL FUTURES CONTRACTS					$28,773

The notional amount of futures purchased as a percentage of Net Assets is 20.8%

The notional amount of futures sold as a percentage of Net Assets is 17.5%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $18,810,240.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	243,637	CZK	5,268,170	Citibank, N.A.	1/8/18	$(3,840)
EUR	311,000	USD	369,787	Canadian Imperial Bank of Commerce	2/23/18	4,496
EUR	32,000	USD	38,036	Citibank, N.A.	2/23/18	476
EUR	219,000	USD	259,439	Citibank, N.A.	2/23/18	4,124
EUR	234,000	USD	278,457	JPMorgan Chase Bank, N.A.	2/23/18	3,158
EUR	171,000	USD	203,245	JPMorgan Chase Bank, N.A.	2/23/18	2,551
EUR	207,000	USD	245,719	JPMorgan Chase Bank, N.A.	2/23/18	3,402
EUR	86,000	USD	101,955	State Street Bank And Tr Co	2/23/18	1,545
GBP	667,000	USD	878,352	Citibank, N.A.	2/23/18	23,704
GBP	23,000	USD	30,447	State Street Bank And Tr Co	2/23/18	658
USD	17,645	AUD	23,000	State Street Bank And Tr Co	2/23/18	$(300)
USD	14,212	CAD	18,000	Citibank, N.A.	2/23/18	(118)
USD	33,592	EUR	28,000	Canadian Imperial Bank of Commerce	2/23/18	(106)
USD	117,773	EUR	99,000	Canadian Imperial Bank of Commerce	2/23/18	(1,372)
USD	85,809	EUR	72,000	Credit Suisse Intl.	2/23/18	(842)
USD	29,646	EUR	25,000	Goldman Sachs Bank USA	2/23/18	(441)
USD	13,794,179	EUR	11,745,795	JPMorgan Chase Bank, N.A.	2/23/18	(341,685)
USD	455,494	EUR	388,000	JPMorgan Chase Bank, N.A.	2/23/18	(11,458)
USD	39,337	EUR	33,000	JPMorgan Chase Bank, N.A.	2/23/18	(378)
USD	78,555	EUR	67,000	State Street Bank And Tr Co	2/23/18	(2,078)
USD	125,753	EUR	106,000	State Street Bank And Tr Co	2/23/18	(1,816)
USD	320,075	GBP	238,000	Citibank, N.A.	2/23/18	(1,798)
USD	118,238	GBP	89,000	Credit Suisse Intl.	2/23/18	(2,126)
USD	37,906	GBP	28,000	Goldman Sachs Bank USA	2/23/18	38
USD	6,218,632	GBP	4,689,343	JPMorgan Chase Bank, N.A.	2/23/18	(123,271)
USD	62,261	GBP	47,000	Royal Bank Of Canada	2/23/18	(1,302)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(448,779)
					Unrealized Appreciation	44,152
					Unrealized Depreciation	(492,931)

For the period, the average contract value for foreign currency contracts in the aggregate was $33,794,280. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
5-Year iTraxx Europe Series 25 Index		Jun. 2021	ICE	(1%)	Quarterly	EUR 1,000,000	$(16,941)	$0	$(16,941)
Accor SA		Jun. 2022	Citibank, N.A.	(1%)	Quarterly	EUR 500,000	(12,609)	9,906	(2,703)
Assicurazioni Generali Spa		Dec. 2021	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 220,000	(87)	(14,779)	(14,866)
Carlsberg Breweries A/S		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	(18,578)	17,158	(1,420)
Energias De Portugal SA		Jun. 2022	JPMorgan Chase Bank, N.A.	(5%)	Quarterly	EUR 400,000	(97,243)	92,694	(4,549)
Gas Natural Capital Markets SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	(13,425)	12,867	(558)
Royal Bank Of Scotland Grp PLC (Ungtd)		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 550,000	(11,639)	(13,356)	(24,995)
Santander Issuances SA Unipersonal		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	2,087	(11,450)	(9,363)
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 550,000	(11,996)	(39,563)	(51,559)
TOTAL BUY PROTECTION							(180,431)	53,477	(126,954)
Sell Protection
5-Year iTraxx Europe Senior Financial Series 25 Index	NR	Jun. 2021	ICE	1%	Quarterly	EUR 1,000,000	27,193	0	27,193
Intesa Sanpaolo Spa	Ba1	Dec. 2021	JPMorgan Chase Bank, N.A.	1%	Quarterly	EUR 225,000	(4,068)	20,004	15,936
TOTAL SELL PROTECTION							23,125	20,004	43,129

TOTAL CREDIT DEFAULT SWAPS							$(157,306)	$73,481	$(83,825)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

For the period, the average monthly notional amount for swaps in the aggregate was $8,011,534.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

CZK – Czech Koruna

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security is perpetual in nature with no stated maturity date.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,057,107 or 4.8% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $145,787.

 (g) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $423,195.

 (h) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $34,159.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) For the period, the average monthly notional amount for purchased swaptions was $8,883,442.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,046
Fidelity Mortgage Backed Securities Central Fund	1,719
Total	$15,765

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$163,487	$1,695	$165,246	$3,053	$(2,989)	$--	0.0%
Total	$163,487	$1,695	$165,246	$3,053	$(2,989)	$--

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$286,392	$--	$286,392	$--
Corporate Bonds	35,314,229	--	35,314,229	--
U.S. Government and Government Agency Obligations	14,284	--	14,284	--
Foreign Government and Government Agency Obligations	1,427,233	--	1,427,233	--
Preferred Securities	3,576,008	--	3,576,008	--
Money Market Funds	1,986,191	1,986,191	--	--
Purchased Swaptions	7,244	--	7,244	--
Total Investments in Securities:	$42,611,581	$1,986,191	$40,625,390	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$44,152	$--	$44,152	$--
Futures Contracts	61,323	61,323	--	--
Swaps	29,280	--	29,280	--
Total Assets	$134,755	$61,323	$73,432	$--
Liabilities
Forward Foreign Currency Contracts	$(492,931)	$--	$(492,931)	$--
Futures Contracts	(32,550)	(32,550)	--	--
Swaps	(186,586)	--	(186,586)	--
Total Liabilities	$(712,067)	$(32,550)	$(679,517)	$--
Total Derivative Instruments:	$(577,312)	$28,773	$(606,085)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$7,244	$0
Swaps(b)	29,280	(186,586)
Total Credit Risk	36,524	(186,586)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	44,152	(492,931)
Total Foreign Exchange Risk	44,152	(492,931)
Interest Rate Risk
Futures Contracts(d)	61,323	(32,550)
Total Interest Rate Risk	61,323	(32,550)
Total Value of Derivatives	$141,999	$(712,067)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
Citibank, N.A.	$28,304	$(18,365)	$--	$--	$9,939
BNP Paribas SA	9,331	(43,642)	--	--	(34,311)
Canadian Imperial Bank of Commerce	4,496	(1,478)	--	--	3,018
State Street Bank And Tr Co	2,203	(4,194)	--	--	(1,991)
Goldman Sachs Bank USA	38	(12,437)	--	--	(12,399)
Centrally Cleared OTC Swaps	27,193	(16,941)	--	--	10,252
Credit Suisse Intl.	--	(2,968)	--	--	(2,968)
JPMorgan Chase Bank, N.A.	9,111	(578,190)	--	423,195	(145,884)
Royal Bank Of Canada	--	(1,302)	--	--	(1,302)
Exchange Traded Futures	61,323	(32,550)	--	--	28,773
Total	$141,999	$(712,067)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $39,426,369)	$40,625,390
Fidelity Central Funds (cost $1,986,191)	1,986,191
Total Investment in Securities (cost $41,412,560)		$42,611,581
Foreign currency held at value (cost $341,904)		347,385
Unrealized appreciation on forward foreign currency contracts		44,152
Receivable for fund shares sold		169,333
Dividends receivable		613
Interest receivable		432,488
Distributions receivable from Fidelity Central Funds		1,101
Receivable for daily variation margin on futures contracts		6,437
Receivable for daily variation margin on centrally cleared OTC swaps		134
Bi-lateral OTC swaps, at value		2,087
Prepaid expenses		65
Receivable from investment adviser for expense reductions		22,989
Total assets		43,638,365
Liabilities
Payable for investments purchased	$12,643
Unrealized depreciation on forward foreign currency contracts	492,931
Payable for fund shares redeemed	30
Bi-lateral OTC swaps, at value	169,645
Accrued management fee	19,413
Distribution and service plan fees payable	3,461
Other affiliated payables	6,870
Other payables and accrued expenses	85,137
Total liabilities		790,130
Net Assets		$42,848,235
Net Assets consist of:
Paid in capital		$44,030,566
Undistributed net investment income		236,336
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,126,167)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		707,500
Net Assets		$42,848,235
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,319,791 ÷ 470,051 shares)		$9.19
Maximum offering price per share (100/96.00 of $9.19)		$9.57
Class M:
Net Asset Value and redemption price per share ($2,150,487 ÷ 234,109 shares)		$9.19
Maximum offering price per share (100/96.00 of $9.19)		$9.57
Class C:
Net Asset Value and offering price per share ($2,552,080 ÷ 278,159 shares)(a)		$9.17
Global Credit:
Net Asset Value, offering price and redemption price per share ($32,492,726 ÷ 3,535,967 shares)		$9.19
Class I:
Net Asset Value, offering price and redemption price per share ($1,333,151 ÷ 145,124 shares)		$9.19

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$170,312
Interest		1,013,589
Income from Fidelity Central Funds		15,765
Income before foreign taxes withheld		1,199,666
Less foreign taxes withheld		(4,471)
Total income		1,195,195
Expenses
Management fee	$260,496
Transfer agent fees	65,867
Distribution and service plan fees	45,902
Accounting fees and expenses	24,182
Custodian fees and expenses	9,038
Independent trustees' fees and expenses	179
Registration fees	80,007
Audit	172,509
Legal	3,004
Miscellaneous	586
Total expenses before reductions	661,770
Expense reductions	(266,780)	394,990
Net investment income (loss)		800,205
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	48,574
Fidelity Central Funds	3,053
Forward foreign currency contracts	(936,319)
Foreign currency transactions	49,647
Futures contracts	182,943
Swaps	(5,391)
Total net realized gain (loss)		(657,493)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	4,390,219
Fidelity Central Funds	(2,989)
Forward foreign currency contracts	(479,424)
Assets and liabilities in foreign currencies	46,008
Futures contracts	104,387
Swaps	(48,269)
Total change in net unrealized appreciation (depreciation)		4,009,932
Net gain (loss)		3,352,439
Net increase (decrease) in net assets resulting from operations		$4,152,644

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$800,205	$1,108,621
Net realized gain (loss)	(657,493)	(130,820)
Change in net unrealized appreciation (depreciation)	4,009,932	439,149
Net increase (decrease) in net assets resulting from operations	4,152,644	1,416,950
Distributions to shareholders from net investment income	–	(1,215,883)
Distributions to shareholders from net realized gain	–	(629,668)
Distributions to shareholders from tax return of capital	(837,639)	(42,971)
Total distributions	(837,639)	(1,888,522)
Share transactions - net increase (decrease)	(15,505,190)	(3,278,957)
Total increase (decrease) in net assets	(12,190,185)	(3,750,529)
Net Assets
Beginning of period	55,038,420	58,788,949
End of period	$42,848,235	$55,038,420
Other Information
Undistributed net investment income end of period	$236,336	$–
Distributions in excess of net investment income end of period	$–	$(630,757)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Credit Fund Class A

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.61	$8.68	$9.38	$9.56	$10.14
Income from Investment Operations
Net investment income (loss)A	.141	.156	.205	.199	.172
Net realized and unrealized gain (loss)	.596	.055	(.692)	(.187)	(.553)
Total from investment operations	.737	.211	(.487)	.012	(.381)
Distributions from net investment income	–	(.175)	–	(.006)	–
Distributions from net realized gain	–	(.100)	–	–	(.002)
Tax return of capital	(.157)	(.006)	(.213)	(.186)	(.197)
Total distributions	(.157)	(.281)	(.213)	(.192)	(.199)
Net asset value, end of period	$9.19	$8.61	$8.68	$9.38	$9.56
Total ReturnB,C	8.60%	2.39%	(5.24)%	.08%	(3.76)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.63%	1.52%	1.46%	1.44%	1.30%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	1.56%	1.72%	2.26%	2.05%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$4,320	$4,667	$4,781	$4,770	$3,965
Portfolio turnover rateF	150%	105%	110%	227%	245%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class M

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.61	$8.68	$9.38	$9.56	$10.14
Income from Investment Operations
Net investment income (loss)A	.141	.156	.204	.199	.172
Net realized and unrealized gain (loss)	.596	.058	(.691)	(.187)	(.553)
Total from investment operations	.737	.214	(.487)	.012	(.381)
Distributions from net investment income	–	(.178)	–	(.006)	–
Distributions from net realized gain	–	(.100)	–	–	(.002)
Tax return of capital	(.157)	(.006)	(.213)	(.186)	(.197)
Total distributions	(.157)	(.284)	(.213)	(.192)	(.199)
Net asset value, end of period	$9.19	$8.61	$8.68	$9.38	$9.56
Total ReturnB,C	8.60%	2.42%	(5.24)%	.08%	(3.76)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.70%	1.55%	1.48%	1.46%	1.30%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	1.56%	1.72%	2.26%	2.05%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$2,150	$2,874	$3,037	$3,012	$2,943
Portfolio turnover rateF	150%	105%	110%	227%	245%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class C

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.60	$8.67	$9.37	$9.55	$10.14
Income from Investment Operations
Net investment income (loss)A	.073	.088	.137	.126	.099
Net realized and unrealized gain (loss)	.589	.056	(.690)	(.185)	(.558)
Total from investment operations	.662	.144	(.553)	(.059)	(.459)
Distributions from net investment income	–	(.110)	–	(.004)	–
Distributions from net realized gain	–	(.100)	–	–	(.002)
Tax return of capital	(.092)	(.004)	(.147)	(.117)	(.129)
Total distributions	(.092)	(.214)	(.147)	(.121)	(.131)
Net asset value, end of period	$9.17	$8.60	$8.67	$9.37	$9.55
Total ReturnB,C	7.71%	1.64%	(5.94)%	(.65)%	(4.53)%
Ratios to Average Net AssetsD,E
Expenses before reductions	2.44%	2.30%	2.25%	2.22%	2.08%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	.82%	.97%	1.51%	1.30%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$2,552	$3,514	$3,541	$4,340	$3,579
Portfolio turnover rateF	150%	105%	110%	227%	245%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.61	$8.68	$9.38	$9.56	$10.14
Income from Investment Operations
Net investment income (loss)A	.164	.179	.227	.223	.199
Net realized and unrealized gain (loss)	.598	.055	(.691)	(.188)	(.556)
Total from investment operations	.762	.234	(.464)	.035	(.357)
Distributions from net investment income	–	(.197)	–	(.007)	–
Distributions from net realized gain	–	(.100)	–	–	(.002)
Tax return of capital	(.182)	(.007)	(.236)	(.208)	(.221)
Total distributions	(.182)	(.304)	(.236)	(.215)	(.223)
Net asset value, end of period	$9.19	$8.61	$8.68	$9.38	$9.56
Total ReturnB	8.90%	2.65%	(5.00)%	.32%	(3.53)%
Ratios to Average Net AssetsC,D
Expenses before reductions	1.30%	1.14%	1.09%	1.09%	.99%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	1.82%	1.97%	2.51%	2.30%	2.02%
Supplemental Data
Net assets, end of period (000 omitted)	$32,493	$41,569	$44,497	$46,242	$45,300
Portfolio turnover rateE	150%	105%	110%	227%	245%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class I

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.61	$8.68	$9.38	$9.56	$10.14
Income from Investment Operations
Net investment income (loss)A	.163	.179	.226	.223	.196
Net realized and unrealized gain (loss)	.599	.055	(.690)	(.188)	(.553)
Total from investment operations	.762	.234	(.464)	.035	(.357)
Distributions from net investment income	–	(.197)	–	(.007)	–
Distributions from net realized gain	–	(.100)	–	–	(.002)
Tax return of capital	(.182)	(.007)	(.236)	(.208)	(.221)
Total distributions	(.182)	(.304)	(.236)	(.215)	(.223)
Net asset value, end of period	$9.19	$8.61	$8.68	$9.38	$9.56
Total ReturnB	8.90%	2.65%	(5.00)%	.32%	(3.53)%
Ratios to Average Net AssetsC,D
Expenses before reductions	1.30%	1.16%	1.14%	1.15%	1.02%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	1.81%	1.97%	2.51%	2.30%	2.02%
Supplemental Data
Net assets, end of period (000 omitted)	$1,333	$2,415	$2,932	$2,718	$2,646
Portfolio turnover rateE	150%	105%	110%	227%	245%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Global Credit Fund (formerly Fidelity Global Bond Fund) (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Global Credit and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Mortgage Backed Securities Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, tax return of capital distribution, net operating losses, capital loss carryforwards and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the periods ended December 31, 2017 and December 31, 2016, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,632,052
Gross unrealized depreciation	(518,786)
Net unrealized appreciation (depreciation)	$1,113,266
Tax Cost	$41,321,801

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(823,817)
Net unrealized appreciation (depreciation) on securities and other investments	$(139,046)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(823,817)

The Fund intends to elect to defer to its next fiscal year $219,470 of ordinary losses recognized during the period November 1, 2017 to December 31, 2017.

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$–	$ 1,845,551
Tax Return of Capital	837,639	42,971
Total	$837,639	$ 1,888,522

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(309,858)	$(12,521)
Swaps	(5,391)	(48,269)
Total Credit Risk	(315,249)	(60,790)
Foreign Exchange Risk
Forward Foreign Currency Contracts	(936,319)	(479,424)
Total Foreign Exchange Risk	(936,319)	(479,424)
Interest Rate Risk
Futures Contracts	182,943	104,387
Total Interest Rate Risk	182,943	104,387
Totals	$(1,068,625)	$(435,827)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and also to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $59,576,063 and $72,039,972, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$11,230	$2,796
Class M	-%	.25%	6,153	2,667
Class C	.75%	.25%	28,519	12,395
			$45,902	$17,858

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$998
Class M	206
Class C(a)	226
$1,430

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$9,186.20
Class M	6,529.27
Class C	7,292.26
Global Credit	40,867.12
Class I	1,993.11
	$65,867

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $164 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2019. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$28,334
Class M	1.00%	17,224
Class C	1.75%	19,600
Global Credit	.75%	191,322
Class I	.75%	9,822
		$266,302

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $148.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $330.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Class A	$–	$92,401
Class M	–	55,704
Class C	–	47,791
Global Credit	–	947,049
Class I	–	72,938
Total	$–	$1,215,883
From net realized gain
Class A	$–	$53,606
Class M	–	32,813
Class C	–	40,346
Global Credit	–	475,296
Class I	–	27,607
Total	$–	$629,668
From tax return of capital
Class A	$74,896	$3,354
Class M	39,291	2,067
Class C	26,210	1,750
Global Credit	665,464	33,440
Class I	31,778	2,360
Total	$837,639	$42,971

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Class A
Shares sold	149,339	162,753	$1,341,858	$1,485,797
Reinvestment of distributions	8,197	16,679	74,196	147,005
Shares redeemed	(229,587)	(187,940)	(2,074,804)	(1,709,345)
Net increase (decrease)	(72,051)	(8,508)	$(658,750)	$(76,543)
Class M
Shares sold	60,629	86,401	$544,167	$783,618
Reinvestment of distributions	4,348	10,293	39,291	90,585
Shares redeemed	(164,803)	(112,517)	(1,490,754)	(1,025,062)
Net increase (decrease)	(99,826)	(15,823)	$(907,296)	$(150,859)
Class C
Shares sold	75,484	194,603	$680,909	$1,770,197
Reinvestment of distributions	2,887	9,965	26,157	87,282
Shares redeemed	(208,894)	(204,153)	(1,874,033)	(1,836,971)
Net increase (decrease)	(130,523)	415	$(1,166,967)	$20,508
Global Credit
Shares sold	1,708,249	1,841,358	$15,464,079	$16,889,850
Reinvestment of distributions	71,889	161,672	649,903	1,428,727
Shares redeemed	(3,071,716)	(2,299,420)	(27,663,296)	(20,844,766)
Net increase (decrease)	(1,291,578)	(296,390)	$(11,549,314)	$(2,526,189)
Class I
Shares sold	32,960	306,483	$293,907	$2,791,455
Reinvestment of distributions	3,157	11,026	28,458	98,192
Shares redeemed	(171,471)	(374,693)	(1,545,228)	(3,435,521)
Net increase (decrease)	(135,354)	(57,184)	$(1,222,863)	$(545,874)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 24% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Global Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Class A	1.00%
Actual		$1,000.00	$1,020.80	$5.09
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class M	1.00%
Actual		$1,000.00	$1,021.90	$5.10
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class C	1.75%
Actual		$1,000.00	$1,016.80	$8.90
Hypothetical-C		$1,000.00	$1,016.38	$8.89
Global Credit	.75%
Actual		$1,000.00	$1,022.70	$3.82
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class I	.75%
Actual		$1,000.00	$1,022.70	$3.82
Hypothetical-C		$1,000.00	$1,021.42	$3.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 1.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Credit Fund (formerly Fidelity Global Bond Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in June 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Global Credit Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M (formerly Class T), Class I, and the retail class ranked below the competitive median for 2016 and the total expense ratio of Class C ranked equal to the competitive median for 2016.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGLB-ANN-0218
1.939039.105

Fidelity® Global Credit Fund (formerly Fidelity Global Bond Fund) Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global Credit Fund	8.90%	0.55%	1.04%

 A From May 22, 2012

 Prior to June 1, 2017, the fund was named Fidelity Global Bond Fund, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Credit Fund, a class of the fund, on May 22, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) performed over the same period.

Period Ending Values
$10,597	Fidelity® Global Credit Fund
$12,682	Bloomberg Barclays Global Aggregate Credit Index Hedged (USD)
$11,072	Bloomberg Barclays Global Aggregate GDP Weighted Index

Effective June 1, 2017, the fund began comparing its performance to the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) rather than the Bloomberg Barclays Global Aggregate GDP Weighted Index because the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) provides a more appropriate performance comparison for the fund.

Management's Discussion of Fund Performance

Market Recap:  Global investment-grade bonds rose strongly in 2017, lifted by a weaker U.S. dollar relative to most major currencies, as well as tightening credit spreads. The unhedged Bloomberg Barclays Global Aggregate Bond Index gained 7.39% for the year, supported by stable credit outlooks for many issuers, fairly benign inflation and historically low yields. By region, U.S. bonds – the largest weighting within the index – spent the majority of the year in recovery mode following a steep post-election sell-off in late 2016, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. European bonds strongly outpaced the U.S., according to Bloomberg Barclays, driven by currency effects, continued economic stimulus by the European Central Bank and strong demand for bonds issued within several periphery countries. The Asia-Pacific region lagged slightly, as Japan’s mounting debt seemed to weigh on demand for new issues there. Elsewhere, Canada also had a strong showing, benefiting from a robust return for its corporate bonds – particularly among issuers in the utility and industrial sectors.

Comments from Co-Portfolio Managers Michael Foggin and Andrew Lewis  The fund’s share classes posted returns in the range of roughly 8% to 9% for calendar 2017. This performance significantly bested the 5.36% return of the Bloomberg Barclays Global Aggregate Credit Index (Hedged) – which became the fund’s primary benchmark in June, and performed generally in line with the 8.42% return of the unhedged and less credit-focused Bloomberg Barclays Global Aggregate GDP Weighted Index, the fund's primary benchmark through May. Outperformance mainly was driven by our individual bond picks. The fund's positioning along the yield curve also contributed. Within corporates, eurozone-based holdings and subordinated bank bonds in the U.K. added meaningfully to the return, as did certain European real estate investment holdings. Elsewhere, the bonds of specific government-related agencies, including Mexico's Petroleos Mexicanos, added value, as did exposure to the sovereign debt of Indonesia's government. Conversely, options purchased to help protect the portfolio from potential downside detracted. We reduced the fund's exposure to corporate bonds during the period. We also slightly boosted the fund's holdings of sovereign bonds and foreign government-related agencies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Curt Hollingsworth retired from Fidelity at the end of 2017, leaving Michael Foggin and Andrew Lewis as Co-Managers of the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2017
United States of America	42.9%
United Kingdom	12.6%
Netherlands	9.7%
Ireland	4.0%
Canada	3.6%
France	3.3%
Switzerland	3.1%
Germany	2.7%
Luxembourg	2.5%
Other	15.6%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AAA	0.2%
AA	1.5%
A	9.1%
BBB	50.2%
BB and Below	26.4%
Not Rated	6.6%
Equities	0.7%
Short-Term Investments and Net Other Assets	5.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2017*,**
Corporate Bonds	82.4%
Foreign Government and Government Agency Obligations	3.3%
Nonconvertible Preferred Stocks	0.7%
Preferred Securities	8.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.3%

 * Futures and Swaps - (6.1)%

 ** Foreign Currency Contracts - (46.3)%

Investments December 31, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 82.4%
		Principal Amount(a)	Value
Argentina - 0.5%
YPF SA 8.5% 3/23/21 (Reg. S)		$200,000	$226,200
Australia - 0.5%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(c)		200,000	203,494
Belgium - 0.9%
Anheuser-Busch InBev SA NV 1.75% 3/7/25 (Reg. S)	GBP	295,000	394,013
British Virgin Islands - 2.3%
Proven Glory Capital Ltd. 3.25% 2/21/22 (Reg. S)		550,000	547,931
Sinopec Group Overseas Development 2.5% 9/13/22 (Reg. S)		450,000	438,293

TOTAL BRITISH VIRGIN ISLANDS			986,224

Canada - 3.2%
Cenovus Energy, Inc.:
3% 8/15/22		373,000	370,625
4.25% 4/15/27		164,000	163,559
Encana Corp. 3.9% 11/15/21		400,000	411,057
TELUS Corp. 3.7% 9/15/27		400,000	408,954

TOTAL CANADA			1,354,195

Cayman Islands - 1.3%
Banco Do Brasil SA 4.625% 1/15/25 (d)		200,000	197,666
Three Gorges Finance II (Cayman Islands) Ltd. 1.3% 6/21/24 (Reg. S)	EUR	300,000	362,329

TOTAL CAYMAN ISLANDS			559,995

Denmark - 2.1%
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	300,000	392,766
TDC A/S 3.5% 2/26/3015 (Reg. S) (c)	EUR	170,000	213,055
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	225,000	286,522

TOTAL DENMARK			892,343

France - 1.1%
Lagardere S.C.A. 1.625% 6/21/24 (Reg. S)	EUR	400,000	476,473
Germany - 2.5%
alstria office REIT-AG 1.5% 11/15/27 (Reg. S)	EUR	700,000	817,371
TLG Immobilien AG 1.375% 11/27/24 (Reg. S)	EUR	200,000	239,027

TOTAL GERMANY			1,056,398

Ireland - 4.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.5% 5/15/21		150,000	157,518
4.625% 7/1/22		210,000	222,444
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (c)	EUR	250,000	326,169
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (c)		600,000	630,000
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26		400,000	390,993

TOTAL IRELAND			1,727,124

Italy - 1.0%
UniCredit SpA 6.375% 5/2/23 (Reg. S) (c)		275,000	278,225
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	146,000	170,515

TOTAL ITALY			448,740

Luxembourg - 2.5%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	355,000	423,817
Altice SA 7.25% 5/15/22 (Reg. S)	EUR	100,000	121,554
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	435,000	523,664

TOTAL LUXEMBOURG			1,069,035

Mexico - 2.4%
BBVA Bancomer SA 7.25% 4/22/20 (Reg. S)		350,000	378,438
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		200,000	214,000
Petroleos Mexicanos 2.5% 8/21/21 (Reg. S)	EUR	350,000	440,696

TOTAL MEXICO			1,033,134

Netherlands - 7.8%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (c)		600,000	617,626
Brenntag Finance BV 1.125% 9/27/25 (Reg. S)	EUR	150,000	178,663
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (c)		200,000	217,224
Deutsche Annington Finance BV 5% 10/2/23 (d)		314,000	332,622
Mylan NV 2.25% 11/22/24 (Reg. S)	EUR	200,000	249,571
Petrobras Global Finance BV:
4.75% 1/14/25	EUR	100,000	132,583
6.125% 1/17/22		236,000	250,455
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	300,000	352,471
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	700,000	765,749
Volkswagen International Finance NV 2.7%(Reg. S) (b)(c)	EUR	200,000	247,163

TOTAL NETHERLANDS			3,344,127

Portugal - 0.2%
Banco Espirito Santo SA 4% 1/21/19 (Reg. S) (e)	EUR	200,000	71,991
Spain - 1.1%
CaixaBank SA:
2.75% 7/14/28 (Reg. S) (c)	EUR	200,000	244,197
5% 11/14/23 (Reg. S) (c)	EUR	200,000	249,202

TOTAL SPAIN			493,399

Sweden - 0.8%
Securitas AB 1.125% 2/20/24 (Reg. S)	EUR	300,000	361,588
Switzerland - 3.1%
Credit Suisse Group AG 5.75% 9/18/25 (Reg. S) (c)	EUR	730,000	993,331
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	250,000	335,958

TOTAL SWITZERLAND			1,329,289

United Kingdom - 7.6%
Annington Funding PLC 2.646% 7/12/25 (Reg. S)	GBP	250,000	343,246
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	100,000	139,221
HSBC Holdings PLC 2.256% 11/13/26 (Reg. S) (c)	GBP	300,000	406,324
Imperial Tobacco Finance PLC 8.125% 3/15/24	GBP	200,000	362,099
Pennon Group PLC 2.875% (Reg. S) (b)(c)	GBP	150,000	203,920
SKY PLC 2.25% 11/17/25 (Reg. S)	EUR	160,000	208,553
TalkTalk Telecom Group PLC 5.375% 1/15/22 (Reg. S)	GBP	100,000	131,498
Tesco PLC:
5% 3/24/23	GBP	200,000	303,501
6.125% 2/24/22	GBP	100,000	155,642
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	140,000	197,375
Vodafone Group PLC 7.875% 2/15/30		150,000	203,725
Western Power Distribution (East Midlands) PLC 5.25% 1/17/23	GBP	370,000	583,766

TOTAL UNITED KINGDOM			3,238,870

United States of America - 37.5%
Abbott Laboratories 3.75% 11/30/26		400,000	410,635
Ally Financial, Inc. 4.125% 2/13/22		570,000	582,711
American Airlines, Inc. 3.75% 10/15/25		225,000	225,428
Anadarko Petroleum Corp. 4.85% 3/15/21		16,000	16,895
Anheuser-Busch InBev Finance, Inc. 4.7% 2/1/36		265,000	297,185
AT&T, Inc.:
3.4% 8/14/24		200,000	200,983
5.45% 3/1/47		360,000	384,439
Bank of America Corp.:
1.776% 5/4/27 (Reg. S) (c)	EUR	345,000	431,628
3.95% 4/21/25		215,000	222,284
Bat Capital Corp. 2.125% 8/15/25	GBP	250,000	335,975
Becton, Dickinson & Co. 3.363% 6/6/24		400,000	401,032
Brandywine Operating Partnership LP 3.95% 2/15/23		41,000	41,821
Brixmor Operating Partnership LP 4.125% 6/15/26		26,000	26,217
CBRE Group, Inc. 4.875% 3/1/26		140,000	151,642
CEMEX Finance LLC 4.625% 6/15/24	EUR	100,000	130,145
Citigroup, Inc. 4.45% 9/29/27		400,000	423,358
Cleco Corporate Holdings LLC 3.743% 5/1/26		400,000	401,384
DCP Midstream LLC 4.75% 9/30/21 (d)		563,000	581,298
DDR Corp. 4.7% 6/1/27		400,000	418,647
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (d)		360,000	375,091
Discover Financial Services:
3.75% 3/4/25		400,000	402,551
5.2% 4/27/22		150,000	161,435
Dolphin Subsidiary II, Inc. 7.25% 10/15/21		540,000	599,400
Emera U.S. Finance LP 3.55% 6/15/26		400,000	401,042
Exelon Corp. 3.497% 6/1/22 (c)		600,000	611,385
Express Scripts Holding Co. 3.4% 3/1/27		400,000	392,413
Goldman Sachs Group, Inc. 1.25% 5/1/25 (Reg. S)	EUR	355,000	429,108
Merrill Lynch & Co., Inc. 5.5% 11/22/21	GBP	245,000	377,478
Michael Kors U.S.A., Inc. 4% 11/1/24 (d)		162,000	163,430
Morgan Stanley:
1% 12/2/22	EUR	600,000	734,652
5% 11/24/25		355,000	388,362
NextEra Energy Partners LP 4.25% 9/15/24 (d)		400,000	407,000
Omega Healthcare Investors, Inc. 4.95% 4/1/24		400,000	417,796
Reynolds American, Inc. 7.25% 6/15/37		195,000	270,282
Southern Co. 3.25% 7/1/26		400,000	392,183
Sunoco Logistics Partner Operations LP 4% 10/1/27		400,000	392,105
The Mosaic Co. 4.25% 11/15/23		400,000	414,143
The Williams Companies, Inc. 4.55% 6/24/24		400,000	415,000
Time Warner Cable, Inc. 4.5% 9/15/42		405,000	379,672
Toll Brothers Finance Corp. 4.875% 3/15/27		500,000	518,750
Unum Group 4% 3/15/24		555,000	577,825
Voya Financial, Inc. 3.65% 6/15/26		375,000	379,138
Western Gas Partners LP 4% 7/1/22		370,000	377,421
Willis Group North America, Inc. 3.6% 5/15/24		380,000	386,228

TOTAL UNITED STATES OF AMERICA			16,047,597

TOTAL NONCONVERTIBLE BONDS
(Cost $34,472,314)			35,314,229

U.S. Government and Government Agency Obligations - 0.0%
U.S. Treasury Obligations - 0.0%
U.S. Treasury Bonds 2.5% 2/15/45 (f)
(Cost $14,002)		15,000	14,284

Foreign Government and Government Agency Obligations - 3.3%
Germany - 0.2%
German Federal Republic 0.5% 8/15/27	EUR	$60,000	$72,452
Indonesia - 1.6%
Indonesian Republic 2.625% 6/14/23	EUR	530,000	686,794
United Kingdom - 1.5%
United Kingdom, Great Britain and Northern Ireland:
1.5% 7/22/47 (f)	GBP	115,000	146,109
4.25% 3/7/36 (g)(h)	GBP	275,000	521,878

TOTAL UNITED KINGDOM			667,987

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,337,653)			1,427,233
		Shares	Value

Nonconvertible Preferred Stocks - 0.7%
United Kingdom - 0.7%
Nationwide Building Society 10.25%
(Cost $281,170)		1,350	286,392
		Principal Amount(a)	Value

Preferred Securities - 8.3%
Canada - 0.4%
Bank of Nova Scotia 4.65% (b)(c)		200,000	200,880
France - 2.3%
BNP Paribas SA 6.75% (Reg. S) (b)(c)		200,000	220,565
Credit Agricole Assurances SA 4.25% (Reg. S) (b)(c)	EUR	300,000	416,892
Danone SA 1.75% (Reg. S) (b)(c)	EUR	100,000	120,943
Total SA 2.625% (Reg. S) (b)(c)	EUR	175,000	225,558

TOTAL FRANCE			983,958

Italy - 0.9%
Assicurazioni Generali SpA 6.416% (b)(c)	GBP	250,000	392,720
Netherlands - 1.9%
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (b)	EUR	225,000	334,229
Telefonica Europe BV 6.5% (Reg. S) (b)(c)	EUR	200,000	255,011
Volkswagen International Finance NV 2.5%(Reg. S) (b)(c)	EUR	175,000	219,541

TOTAL NETHERLANDS			808,781

United Kingdom - 2.8%
Aviva PLC 6.125% (b)(c)	GBP	150,000	235,590
Barclays Bank PLC 7.625% 11/21/22		278,000	317,236
Barclays PLC 7.875% (Reg. S) (b)(c)	GBP	200,000	300,767
HSBC Holdings PLC 5.25% (b)(c)	EUR	250,000	336,076

TOTAL UNITED KINGDOM			1,189,669

TOTAL PREFERRED SECURITIES
(Cost $3,277,356)			3,576,008
		Shares	Value

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 1.36% (i)
(Cost $1,986,191)		1,985,794	1,986,191

Purchased Swaptions - 0.0%(j)
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option with an exercise rate of 2.625% on a credit default swap with BNP Paribas to buy protection on the 5-Year iTraxx Europe Crossover Series 28 Index expiring December 2022, paying 5% quarterly	1/17/18	EUR 7,000,000	$7,244
TOTAL PURCHASED SWAPTIONS
(Cost $43,874)			7,244
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $41,412,560)			42,611,581
NET OTHER ASSETS (LIABILITIES) - 0.6%			236,654
NET ASSETS - 100%			$42,848,235

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	2	March 2018	$201,551	$(1,481)	$(1,481)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	3	March 2018	589,822	(10,333)	(10,333)
TOTAL BOND INDEX CONTRACTS					(11,814)
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	15	March 2018	3,211,641	(7,057)	(7,057)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	5	March 2018	765,000	2,297	2,297
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	21	March 2018	3,520,781	30,240	30,240
TME 10 Year Canadian Note Contracts (Canada)	6	March 2018	643,341	(9,345)	(9,345)
TOTAL TREASURY CONTRACTS					16,135

TOTAL PURCHASED					4,321

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	17	March 2018	2,684,508	10,832	10,832
Eurex Euro-Bund Contracts (Germany)	7	March 2018	1,357,942	6,392	6,392
ICE Long Gilt Contracts (United Kingdom)	2	March 2018	337,970	(4,237)	(4,237)
ICE Medium Gilt Contracts (United Kingdom)	1	March 2018	152,729	(97)	(97)
TOTAL BOND INDEX CONTRACTS					12,890
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	5	March 2018	620,234	3,349	3,349
CBOT 5-Year U.S. Treasury Note Contracts (United States)	10	March 2018	1,161,641	5,839	5,839
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	9	March 2018	1,202,063	2,372	2,374
TOTAL TREASURY CONTRACTS					11,562

TOTAL SOLD					24,452

TOTAL FUTURES CONTRACTS					$28,773

The notional amount of futures purchased as a percentage of Net Assets is 20.8%

The notional amount of futures sold as a percentage of Net Assets is 17.5%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $18,810,240.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	243,637	CZK	5,268,170	Citibank, N.A.	1/8/18	$(3,840)
EUR	311,000	USD	369,787	Canadian Imperial Bank of Commerce	2/23/18	4,496
EUR	32,000	USD	38,036	Citibank, N.A.	2/23/18	476
EUR	219,000	USD	259,439	Citibank, N.A.	2/23/18	4,124
EUR	234,000	USD	278,457	JPMorgan Chase Bank, N.A.	2/23/18	3,158
EUR	171,000	USD	203,245	JPMorgan Chase Bank, N.A.	2/23/18	2,551
EUR	207,000	USD	245,719	JPMorgan Chase Bank, N.A.	2/23/18	3,402
EUR	86,000	USD	101,955	State Street Bank And Tr Co	2/23/18	1,545
GBP	667,000	USD	878,352	Citibank, N.A.	2/23/18	23,704
GBP	23,000	USD	30,447	State Street Bank And Tr Co	2/23/18	658
USD	17,645	AUD	23,000	State Street Bank And Tr Co	2/23/18	$(300)
USD	14,212	CAD	18,000	Citibank, N.A.	2/23/18	(118)
USD	33,592	EUR	28,000	Canadian Imperial Bank of Commerce	2/23/18	(106)
USD	117,773	EUR	99,000	Canadian Imperial Bank of Commerce	2/23/18	(1,372)
USD	85,809	EUR	72,000	Credit Suisse Intl.	2/23/18	(842)
USD	29,646	EUR	25,000	Goldman Sachs Bank USA	2/23/18	(441)
USD	13,794,179	EUR	11,745,795	JPMorgan Chase Bank, N.A.	2/23/18	(341,685)
USD	455,494	EUR	388,000	JPMorgan Chase Bank, N.A.	2/23/18	(11,458)
USD	39,337	EUR	33,000	JPMorgan Chase Bank, N.A.	2/23/18	(378)
USD	78,555	EUR	67,000	State Street Bank And Tr Co	2/23/18	(2,078)
USD	125,753	EUR	106,000	State Street Bank And Tr Co	2/23/18	(1,816)
USD	320,075	GBP	238,000	Citibank, N.A.	2/23/18	(1,798)
USD	118,238	GBP	89,000	Credit Suisse Intl.	2/23/18	(2,126)
USD	37,906	GBP	28,000	Goldman Sachs Bank USA	2/23/18	38
USD	6,218,632	GBP	4,689,343	JPMorgan Chase Bank, N.A.	2/23/18	(123,271)
USD	62,261	GBP	47,000	Royal Bank Of Canada	2/23/18	(1,302)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(448,779)
					Unrealized Appreciation	44,152
					Unrealized Depreciation	(492,931)

For the period, the average contract value for foreign currency contracts in the aggregate was $33,794,280. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
5-Year iTraxx Europe Series 25 Index		Jun. 2021	ICE	(1%)	Quarterly	EUR 1,000,000	$(16,941)	$0	$(16,941)
Accor SA		Jun. 2022	Citibank, N.A.	(1%)	Quarterly	EUR 500,000	(12,609)	9,906	(2,703)
Assicurazioni Generali Spa		Dec. 2021	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 220,000	(87)	(14,779)	(14,866)
Carlsberg Breweries A/S		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	(18,578)	17,158	(1,420)
Energias De Portugal SA		Jun. 2022	JPMorgan Chase Bank, N.A.	(5%)	Quarterly	EUR 400,000	(97,243)	92,694	(4,549)
Gas Natural Capital Markets SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	(13,425)	12,867	(558)
Royal Bank Of Scotland Grp PLC (Ungtd)		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 550,000	(11,639)	(13,356)	(24,995)
Santander Issuances SA Unipersonal		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	2,087	(11,450)	(9,363)
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 550,000	(11,996)	(39,563)	(51,559)
TOTAL BUY PROTECTION							(180,431)	53,477	(126,954)
Sell Protection
5-Year iTraxx Europe Senior Financial Series 25 Index	NR	Jun. 2021	ICE	1%	Quarterly	EUR 1,000,000	27,193	0	27,193
Intesa Sanpaolo Spa	Ba1	Dec. 2021	JPMorgan Chase Bank, N.A.	1%	Quarterly	EUR 225,000	(4,068)	20,004	15,936
TOTAL SELL PROTECTION							23,125	20,004	43,129

TOTAL CREDIT DEFAULT SWAPS							$(157,306)	$73,481	$(83,825)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

For the period, the average monthly notional amount for swaps in the aggregate was $8,011,534.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

CZK – Czech Koruna

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security is perpetual in nature with no stated maturity date.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,057,107 or 4.8% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $145,787.

 (g) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $423,195.

 (h) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $34,159.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) For the period, the average monthly notional amount for purchased swaptions was $8,883,442.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,046
Fidelity Mortgage Backed Securities Central Fund	1,719
Total	$15,765

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Mortgage Backed Securities Central Fund	$163,487	$1,695	$165,246	$3,053	$(2,989)	$--	0.0%
Total	$163,487	$1,695	$165,246	$3,053	$(2,989)	$--

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$286,392	$--	$286,392	$--
Corporate Bonds	35,314,229	--	35,314,229	--
U.S. Government and Government Agency Obligations	14,284	--	14,284	--
Foreign Government and Government Agency Obligations	1,427,233	--	1,427,233	--
Preferred Securities	3,576,008	--	3,576,008	--
Money Market Funds	1,986,191	1,986,191	--	--
Purchased Swaptions	7,244	--	7,244	--
Total Investments in Securities:	$42,611,581	$1,986,191	$40,625,390	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$44,152	$--	$44,152	$--
Futures Contracts	61,323	61,323	--	--
Swaps	29,280	--	29,280	--
Total Assets	$134,755	$61,323	$73,432	$--
Liabilities
Forward Foreign Currency Contracts	$(492,931)	$--	$(492,931)	$--
Futures Contracts	(32,550)	(32,550)	--	--
Swaps	(186,586)	--	(186,586)	--
Total Liabilities	$(712,067)	$(32,550)	$(679,517)	$--
Total Derivative Instruments:	$(577,312)	$28,773	$(606,085)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$7,244	$0
Swaps(b)	29,280	(186,586)
Total Credit Risk	36,524	(186,586)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	44,152	(492,931)
Total Foreign Exchange Risk	44,152	(492,931)
Interest Rate Risk
Futures Contracts(d)	61,323	(32,550)
Total Interest Rate Risk	61,323	(32,550)
Total Value of Derivatives	$141,999	$(712,067)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
Citibank, N.A.	$28,304	$(18,365)	$--	$--	$9,939
BNP Paribas SA	9,331	(43,642)	--	--	(34,311)
Canadian Imperial Bank of Commerce	4,496	(1,478)	--	--	3,018
State Street Bank And Tr Co	2,203	(4,194)	--	--	(1,991)
Goldman Sachs Bank USA	38	(12,437)	--	--	(12,399)
Centrally Cleared OTC Swaps	27,193	(16,941)	--	--	10,252
Credit Suisse Intl.	--	(2,968)	--	--	(2,968)
JPMorgan Chase Bank, N.A.	9,111	(578,190)	--	423,195	(145,884)
Royal Bank Of Canada	--	(1,302)	--	--	(1,302)
Exchange Traded Futures	61,323	(32,550)	--	--	28,773
Total	$141,999	$(712,067)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $39,426,369)	$40,625,390
Fidelity Central Funds (cost $1,986,191)	1,986,191
Total Investment in Securities (cost $41,412,560)		$42,611,581
Foreign currency held at value (cost $341,904)		347,385
Unrealized appreciation on forward foreign currency contracts		44,152
Receivable for fund shares sold		169,333
Dividends receivable		613
Interest receivable		432,488
Distributions receivable from Fidelity Central Funds		1,101
Receivable for daily variation margin on futures contracts		6,437
Receivable for daily variation margin on centrally cleared OTC swaps		134
Bi-lateral OTC swaps, at value		2,087
Prepaid expenses		65
Receivable from investment adviser for expense reductions		22,989
Total assets		43,638,365
Liabilities
Payable for investments purchased	$12,643
Unrealized depreciation on forward foreign currency contracts	492,931
Payable for fund shares redeemed	30
Bi-lateral OTC swaps, at value	169,645
Accrued management fee	19,413
Distribution and service plan fees payable	3,461
Other affiliated payables	6,870
Other payables and accrued expenses	85,137
Total liabilities		790,130
Net Assets		$42,848,235
Net Assets consist of:
Paid in capital		$44,030,566
Undistributed net investment income		236,336
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,126,167)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		707,500
Net Assets		$42,848,235
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,319,791 ÷ 470,051 shares)		$9.19
Maximum offering price per share (100/96.00 of $9.19)		$9.57
Class M:
Net Asset Value and redemption price per share ($2,150,487 ÷ 234,109 shares)		$9.19
Maximum offering price per share (100/96.00 of $9.19)		$9.57
Class C:
Net Asset Value and offering price per share ($2,552,080 ÷ 278,159 shares)(a)		$9.17
Global Credit:
Net Asset Value, offering price and redemption price per share ($32,492,726 ÷ 3,535,967 shares)		$9.19
Class I:
Net Asset Value, offering price and redemption price per share ($1,333,151 ÷ 145,124 shares)		$9.19

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$170,312
Interest		1,013,589
Income from Fidelity Central Funds		15,765
Income before foreign taxes withheld		1,199,666
Less foreign taxes withheld		(4,471)
Total income		1,195,195
Expenses
Management fee	$260,496
Transfer agent fees	65,867
Distribution and service plan fees	45,902
Accounting fees and expenses	24,182
Custodian fees and expenses	9,038
Independent trustees' fees and expenses	179
Registration fees	80,007
Audit	172,509
Legal	3,004
Miscellaneous	586
Total expenses before reductions	661,770
Expense reductions	(266,780)	394,990
Net investment income (loss)		800,205
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	48,574
Fidelity Central Funds	3,053
Forward foreign currency contracts	(936,319)
Foreign currency transactions	49,647
Futures contracts	182,943
Swaps	(5,391)
Total net realized gain (loss)		(657,493)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	4,390,219
Fidelity Central Funds	(2,989)
Forward foreign currency contracts	(479,424)
Assets and liabilities in foreign currencies	46,008
Futures contracts	104,387
Swaps	(48,269)
Total change in net unrealized appreciation (depreciation)		4,009,932
Net gain (loss)		3,352,439
Net increase (decrease) in net assets resulting from operations		$4,152,644

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$800,205	$1,108,621
Net realized gain (loss)	(657,493)	(130,820)
Change in net unrealized appreciation (depreciation)	4,009,932	439,149
Net increase (decrease) in net assets resulting from operations	4,152,644	1,416,950
Distributions to shareholders from net investment income	–	(1,215,883)
Distributions to shareholders from net realized gain	–	(629,668)
Distributions to shareholders from tax return of capital	(837,639)	(42,971)
Total distributions	(837,639)	(1,888,522)
Share transactions - net increase (decrease)	(15,505,190)	(3,278,957)
Total increase (decrease) in net assets	(12,190,185)	(3,750,529)
Net Assets
Beginning of period	55,038,420	58,788,949
End of period	$42,848,235	$55,038,420
Other Information
Undistributed net investment income end of period	$236,336	$–
Distributions in excess of net investment income end of period	$–	$(630,757)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Credit Fund Class A

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.61	$8.68	$9.38	$9.56	$10.14
Income from Investment Operations
Net investment income (loss)A	.141	.156	.205	.199	.172
Net realized and unrealized gain (loss)	.596	.055	(.692)	(.187)	(.553)
Total from investment operations	.737	.211	(.487)	.012	(.381)
Distributions from net investment income	–	(.175)	–	(.006)	–
Distributions from net realized gain	–	(.100)	–	–	(.002)
Tax return of capital	(.157)	(.006)	(.213)	(.186)	(.197)
Total distributions	(.157)	(.281)	(.213)	(.192)	(.199)
Net asset value, end of period	$9.19	$8.61	$8.68	$9.38	$9.56
Total ReturnB,C	8.60%	2.39%	(5.24)%	.08%	(3.76)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.63%	1.52%	1.46%	1.44%	1.30%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	1.56%	1.72%	2.26%	2.05%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$4,320	$4,667	$4,781	$4,770	$3,965
Portfolio turnover rateF	150%	105%	110%	227%	245%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class M

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.61	$8.68	$9.38	$9.56	$10.14
Income from Investment Operations
Net investment income (loss)A	.141	.156	.204	.199	.172
Net realized and unrealized gain (loss)	.596	.058	(.691)	(.187)	(.553)
Total from investment operations	.737	.214	(.487)	.012	(.381)
Distributions from net investment income	–	(.178)	–	(.006)	–
Distributions from net realized gain	–	(.100)	–	–	(.002)
Tax return of capital	(.157)	(.006)	(.213)	(.186)	(.197)
Total distributions	(.157)	(.284)	(.213)	(.192)	(.199)
Net asset value, end of period	$9.19	$8.61	$8.68	$9.38	$9.56
Total ReturnB,C	8.60%	2.42%	(5.24)%	.08%	(3.76)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.70%	1.55%	1.48%	1.46%	1.30%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	1.56%	1.72%	2.26%	2.05%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$2,150	$2,874	$3,037	$3,012	$2,943
Portfolio turnover rateF	150%	105%	110%	227%	245%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class C

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.60	$8.67	$9.37	$9.55	$10.14
Income from Investment Operations
Net investment income (loss)A	.073	.088	.137	.126	.099
Net realized and unrealized gain (loss)	.589	.056	(.690)	(.185)	(.558)
Total from investment operations	.662	.144	(.553)	(.059)	(.459)
Distributions from net investment income	–	(.110)	–	(.004)	–
Distributions from net realized gain	–	(.100)	–	–	(.002)
Tax return of capital	(.092)	(.004)	(.147)	(.117)	(.129)
Total distributions	(.092)	(.214)	(.147)	(.121)	(.131)
Net asset value, end of period	$9.17	$8.60	$8.67	$9.37	$9.55
Total ReturnB,C	7.71%	1.64%	(5.94)%	(.65)%	(4.53)%
Ratios to Average Net AssetsD,E
Expenses before reductions	2.44%	2.30%	2.25%	2.22%	2.08%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	.82%	.97%	1.51%	1.30%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$2,552	$3,514	$3,541	$4,340	$3,579
Portfolio turnover rateF	150%	105%	110%	227%	245%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.61	$8.68	$9.38	$9.56	$10.14
Income from Investment Operations
Net investment income (loss)A	.164	.179	.227	.223	.199
Net realized and unrealized gain (loss)	.598	.055	(.691)	(.188)	(.556)
Total from investment operations	.762	.234	(.464)	.035	(.357)
Distributions from net investment income	–	(.197)	–	(.007)	–
Distributions from net realized gain	–	(.100)	–	–	(.002)
Tax return of capital	(.182)	(.007)	(.236)	(.208)	(.221)
Total distributions	(.182)	(.304)	(.236)	(.215)	(.223)
Net asset value, end of period	$9.19	$8.61	$8.68	$9.38	$9.56
Total ReturnB	8.90%	2.65%	(5.00)%	.32%	(3.53)%
Ratios to Average Net AssetsC,D
Expenses before reductions	1.30%	1.14%	1.09%	1.09%	.99%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	1.82%	1.97%	2.51%	2.30%	2.02%
Supplemental Data
Net assets, end of period (000 omitted)	$32,493	$41,569	$44,497	$46,242	$45,300
Portfolio turnover rateE	150%	105%	110%	227%	245%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class I

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.61	$8.68	$9.38	$9.56	$10.14
Income from Investment Operations
Net investment income (loss)A	.163	.179	.226	.223	.196
Net realized and unrealized gain (loss)	.599	.055	(.690)	(.188)	(.553)
Total from investment operations	.762	.234	(.464)	.035	(.357)
Distributions from net investment income	–	(.197)	–	(.007)	–
Distributions from net realized gain	–	(.100)	–	–	(.002)
Tax return of capital	(.182)	(.007)	(.236)	(.208)	(.221)
Total distributions	(.182)	(.304)	(.236)	(.215)	(.223)
Net asset value, end of period	$9.19	$8.61	$8.68	$9.38	$9.56
Total ReturnB	8.90%	2.65%	(5.00)%	.32%	(3.53)%
Ratios to Average Net AssetsC,D
Expenses before reductions	1.30%	1.16%	1.14%	1.15%	1.02%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	1.81%	1.97%	2.51%	2.30%	2.02%
Supplemental Data
Net assets, end of period (000 omitted)	$1,333	$2,415	$2,932	$2,718	$2,646
Portfolio turnover rateE	150%	105%	110%	227%	245%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Global Credit Fund (formerly Fidelity Global Bond Fund) (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Global Credit and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Mortgage Backed Securities Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, tax return of capital distribution, net operating losses, capital loss carryforwards and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the periods ended December 31, 2017 and December 31, 2016, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,632,052
Gross unrealized depreciation	(518,786)
Net unrealized appreciation (depreciation)	$1,113,266
Tax Cost	$41,321,801

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(823,817)
Net unrealized appreciation (depreciation) on securities and other investments	$(139,046)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(823,817)

The Fund intends to elect to defer to its next fiscal year $219,470 of ordinary losses recognized during the period November 1, 2017 to December 31, 2017.

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$–	$ 1,845,551
Tax Return of Capital	837,639	42,971
Total	$837,639	$ 1,888,522

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(309,858)	$(12,521)
Swaps	(5,391)	(48,269)
Total Credit Risk	(315,249)	(60,790)
Foreign Exchange Risk
Forward Foreign Currency Contracts	(936,319)	(479,424)
Total Foreign Exchange Risk	(936,319)	(479,424)
Interest Rate Risk
Futures Contracts	182,943	104,387
Total Interest Rate Risk	182,943	104,387
Totals	$(1,068,625)	$(435,827)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and also to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $59,576,063 and $72,039,972, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$11,230	$2,796
Class M	-%	.25%	6,153	2,667
Class C	.75%	.25%	28,519	12,395
			$45,902	$17,858

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$998
Class M	206
Class C(a)	226
$1,430

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$9,186.20
Class M	6,529.27
Class C	7,292.26
Global Credit	40,867.12
Class I	1,993.11
	$65,867

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $164 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2019. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$28,334
Class M	1.00%	17,224
Class C	1.75%	19,600
Global Credit	.75%	191,322
Class I	.75%	9,822
		$266,302

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $148.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $330.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Class A	$–	$92,401
Class M	–	55,704
Class C	–	47,791
Global Credit	–	947,049
Class I	–	72,938
Total	$–	$1,215,883
From net realized gain
Class A	$–	$53,606
Class M	–	32,813
Class C	–	40,346
Global Credit	–	475,296
Class I	–	27,607
Total	$–	$629,668
From tax return of capital
Class A	$74,896	$3,354
Class M	39,291	2,067
Class C	26,210	1,750
Global Credit	665,464	33,440
Class I	31,778	2,360
Total	$837,639	$42,971

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Class A
Shares sold	149,339	162,753	$1,341,858	$1,485,797
Reinvestment of distributions	8,197	16,679	74,196	147,005
Shares redeemed	(229,587)	(187,940)	(2,074,804)	(1,709,345)
Net increase (decrease)	(72,051)	(8,508)	$(658,750)	$(76,543)
Class M
Shares sold	60,629	86,401	$544,167	$783,618
Reinvestment of distributions	4,348	10,293	39,291	90,585
Shares redeemed	(164,803)	(112,517)	(1,490,754)	(1,025,062)
Net increase (decrease)	(99,826)	(15,823)	$(907,296)	$(150,859)
Class C
Shares sold	75,484	194,603	$680,909	$1,770,197
Reinvestment of distributions	2,887	9,965	26,157	87,282
Shares redeemed	(208,894)	(204,153)	(1,874,033)	(1,836,971)
Net increase (decrease)	(130,523)	415	$(1,166,967)	$20,508
Global Credit
Shares sold	1,708,249	1,841,358	$15,464,079	$16,889,850
Reinvestment of distributions	71,889	161,672	649,903	1,428,727
Shares redeemed	(3,071,716)	(2,299,420)	(27,663,296)	(20,844,766)
Net increase (decrease)	(1,291,578)	(296,390)	$(11,549,314)	$(2,526,189)
Class I
Shares sold	32,960	306,483	$293,907	$2,791,455
Reinvestment of distributions	3,157	11,026	28,458	98,192
Shares redeemed	(171,471)	(374,693)	(1,545,228)	(3,435,521)
Net increase (decrease)	(135,354)	(57,184)	$(1,222,863)	$(545,874)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 24% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Global Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Class A	1.00%
Actual		$1,000.00	$1,020.80	$5.09
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class M	1.00%
Actual		$1,000.00	$1,021.90	$5.10
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class C	1.75%
Actual		$1,000.00	$1,016.80	$8.90
Hypothetical-C		$1,000.00	$1,016.38	$8.89
Global Credit	.75%
Actual		$1,000.00	$1,022.70	$3.82
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class I	.75%
Actual		$1,000.00	$1,022.70	$3.82
Hypothetical-C		$1,000.00	$1,021.42	$3.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 1.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Credit Fund (formerly Fidelity Global Bond Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in June 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Global Credit Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M (formerly Class T), Class I, and the retail class ranked below the competitive median for 2016 and the total expense ratio of Class C ranked equal to the competitive median for 2016.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.75% through February 28, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GLB-ANN-0218
1.939061.105

Fidelity Advisor® Intermediate Municipal Income Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

December 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® Intermediate Municipal Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	0.08%	1.19%	2.93%
Class M (incl. 4.00% sales charge)	0.00%	1.22%	2.95%
Class C (incl. contingent deferred sales charge)	2.37%	1.25%	2.56%
Class I	4.50%	2.27%	3.61%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Intermediate Municipal Income Fund - Class A on December 31, 2007, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$13,354	Fidelity Advisor® Intermediate Municipal Income Fund - Class A
$15,464	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2017, tax-exempt municipal bonds performed well, with the Bloomberg Barclays Municipal Bond Index gaining 5.45%, supported by strong demand and steady economic growth. Munis spent the majority of the year in recovery mode from their steep post-election sell-off in late 2016. It became clear to many investors that tax, health care and infrastructure initiatives proposed by the Trump administration, each of which had the potential to negatively affect muni prices, would take time to develop and implement. Returns were robust through August, then moderated through the end of the year amid record-setting supply due to municipal issuers accelerating their financing plans ahead of federal tax reform enacted in December. Demand for municipals, however, remained firm and offset this surge in issuance, as investors added exposure in anticipation of lower supply in 2018. There was some differentiation in performance across municipal sectors this period. General obligation bonds overall returned 5.24%, while securities tied to specific revenue streams or projects rose 6.00%. Looking ahead, market volatility is possible as the details of proposed policy changes emerge and the U.S. Federal Reserve reacts to job growth and inflation trends.

Comments from Co-Portfolio Managers Mark Sommer, Cormac Cullen and Kevin Ramundo:  For the calendar year 2017, the fund’s share classes gained about 4%, generally in line, net of fees, with the 4.33% return of the Bloomberg Barclays 1-17 Year Municipal Bond Index. Overweighting bonds issued by Chicago Public Schools and the state of Illinois added value, as these were among the best performers in the muni market in 2017. Our yield curve positioning also helped relative performance. We ventured outside the benchmark's maturity range into bonds greater than 17 years, while underweighting bonds in the two- to five-year range. Bonds longer than 17 years outperformed two- to five-year securities, whose yields rose most on a relative basis. Our larger-than-benchmark exposure to lower-rated investment-grade securities added value as well. The only notable detractor was our larger-than-index exposure to bonds issued by South Carolina Public Service Authority, which performed poorly. The securities were under pressure because the electric utility abandoned construction of a nuclear generating plant, a project that ran into significant delays and cost overruns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2017

% of fund's net assets
Illinois	14.7
Florida	12.6
Texas	11.7
New York	10.0
New Jersey	4.8

Top Five Sectors as of December 31, 2017

% of fund's net assets
General Obligations	39.1
Health Care	15.8
Transportation	14.1
Escrowed/Pre-Refunded	7.9
Electric Utilities	6.8

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AAA	6.7%
AA,A	64.8%
BBB	13.0%
BB and Below	1.7%
Not Rated	3.7%
Short-Term Investments and Net Other Assets	10.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 89.9%
	Principal Amount (000s)	Value (000s)
Alabama - 1.0%
Mobile County Board of School Commissioners Series 2016 B:
5% 3/1/29	$6,050	$7,126
5% 3/1/30	6,305	7,401
5% 3/1/31	6,320	7,383
5% 3/1/32	5,075	5,909
5% 3/1/33	7,380	8,563
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	7,575	7,539
Montgomery Med. Clinic Facilities:
5% 3/1/26	2,000	2,327
5% 3/1/27	4,030	4,625
5% 3/1/28	4,350	4,969
5% 3/1/29	3,570	4,061
5% 3/1/30	4,305	4,864

TOTAL ALABAMA		64,767

Alaska - 0.3%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/33	7,450	8,622
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/33	7,800	9,153

TOTAL ALASKA		17,775

Arizona - 3.2%
Arizona Ctfs. of Prtn. Series 2010 A:
5% 10/1/18 (FSA Insured)	2,500	2,561
5.25% 10/1/20 (FSA Insured)	6,695	7,112
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2008 D, 6% 1/1/27 (Pre-Refunded to 1/1/18 @ 100)	1,400	1,400
Arizona School Facilities Board Ctfs. of Prtn. Series 2008, 5.75% 9/1/22 (Pre-Refunded to 9/1/18 @ 100)	15,000	15,422
Glendale Gen. Oblig.:
Series 2015, 4% 7/1/21 (FSA Insured)	2,210	2,376
Series 2017:
5% 7/1/23	3,675	4,242
5% 7/1/25	3,345	3,994
5% 7/1/28	1,510	1,843
5% 7/1/32	3,000	3,594
Glendale Sr. Excise Tax Rev. Series 2015 A:
5% 7/1/27	8,000	9,528
5% 7/1/28	7,470	8,857
5% 7/1/29	8,140	9,633
Glendale Trans. Excise Tax Rev.:
5% 7/1/24 (FSA Insured)	1,820	2,135
5% 7/1/25 (FSA Insured)	2,125	2,531
5% 7/1/26 (FSA Insured)	3,670	4,379
Maricopa County Indl. Dev. Auth. Rev.:
Bonds:
Series B, 5%, tender 10/18/22 (a)	14,800	16,867
Series C, 5%, tender 10/18/24 (a)	10,000	11,785
Series 2016 A:
4% 1/1/24	6,500	7,231
5% 1/1/22	2,500	2,802
5% 1/1/23	5,000	5,738
5% 1/1/24	2,050	2,396
5% 1/1/25	7,785	9,252
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (b)	800	817
6% 1/1/48 (b)	3,755	3,857
Maricopa County Mesa Unified School District # 4 Series 2016, 4% 7/1/18	2,100	2,127
McAllister Academic Village LLC Rev. (Arizona State Univ. Hassayampa Academic Village Proj.) Series 2016, 5% 7/1/21	1,785	1,978
Phoenix Civic Impt. Board Arpt. Rev. Series 2017 A:
5% 7/1/27 (c)	2,250	2,755
5% 7/1/28 (c)	3,175	3,866
Phoenix Civic Impt. Corp. Excise Tax Rev.:
Series 2011 A, 5% 7/1/20	1,050	1,136
Series 2011 C, 5% 7/1/21	1,000	1,112
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2009 A, 5% 7/1/18	7,665	7,799
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 1.22%, tender 2/1/18 (a)(c)	34,080	34,078
Pima County Swr. Sys. Rev.:
Series 2011 B:
5% 7/1/20	2,150	2,323
5% 7/1/25 (Pre-Refunded to 7/1/21 @ 100)	2,000	2,220
Series 2012 A:
5% 7/1/22	500	569
5% 7/1/23	1,100	1,249
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.):
Series 2017 A:
6.125% 10/1/47 (b)	505	520
6.125% 10/1/52 (b)	505	518
Series 2017 B:
4% 10/1/23 (b)	7,700	7,739
6% 10/1/37 (b)	255	262

TOTAL ARIZONA		210,603

Arkansas - 0.0%
Little Rock School District Series 2017, 3% 2/1/22	3,160	3,293
California - 4.7%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2009 B, 6.25% 8/1/39	1,700	1,825
Alameda Corridor Trans. Auth. Rev. Series 2013 A, 5% 10/1/23	2,160	2,543
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	8,845	9,270
Series B, 2.85%, tender 4/1/25 (a)	7,230	7,565
Series C, 2.1%, tender 4/1/22 (a)	6,750	6,791
California Dept. of Wtr. Resources Series AI:
5% 12/1/25	2,195	2,468
5% 12/1/29 (Pre-Refunded to 12/1/21 @ 100)	4,865	5,484
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	50	50
Series 2016, 5% 9/1/29	2,835	3,463
5% 8/1/26	15,000	18,544
5% 8/1/29	7,175	8,756
5.25% 12/1/33	110	110
5.25% 4/1/34	30	30
5.5% 4/1/30	5	5
5.5% 8/1/30	10,000	10,236
6% 4/1/38	7,500	7,907
California Health Facilities Fing. Auth. Rev.:
(Providence Health and Svcs. Proj.) Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	100	104
(St. Joseph Health Sys. Proj.) Series 2013 A, 5% 7/1/25	4,000	4,664
Series 2011 D, 5% 8/15/35	3,000	3,337
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 1.22%, tender 8/1/23 (a)(b)(c)	23,555	23,544
California Pub. Works Board Lease Rev.:
(Univ. Proj.) Series 2011 B, 5.25% 10/1/24 (Pre-Refunded to 10/1/21 @ 100)	4,345	4,906
(Various Cap. Projs.):
Series 2011 A:
5.25% 10/1/24	4,000	4,507
5.25% 10/1/25	4,000	4,502
Series 2012 A:
5% 4/1/21	7,000	7,712
5% 4/1/22	2,100	2,372
5% 4/1/23	5,000	5,675
Series 2012 G:
5% 11/1/23	1,000	1,151
5% 11/1/24	1,000	1,148
(Various Judicial Council Projs.) Series 2011 D:
5% 12/1/20	3,250	3,551
5% 12/1/21	2,500	2,800
Series 2010 A, 5.75% 3/1/30 (Pre-Refunded to 3/1/20 @ 100)	4,100	4,465
California Statewide Cmntys. Dev. Auth. Series 2016, 5% 5/15/18	1,000	1,014
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice-Gen. Proj.) Series 2009, 5.25% 7/1/20	600	654
Elsinore Valley Muni. Wtr. District Ctfs. of Prtn. Series 2008 A:
5% 7/1/21 (Pre-Refunded to 7/1/18 @ 100)	1,815	1,847
5% 7/1/22 (Pre-Refunded to 7/1/18 @ 100)	3,155	3,211
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 5% 6/1/29	5,000	5,771
Series 2017 A1:
5% 6/1/25	4,000	4,640
5% 6/1/26	1,000	1,172
Series A, 0% 6/1/24 (AMBAC Insured)	6,015	5,185
Los Angeles Cmnty. College District:
Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	4,000	4,282
Series 2010 C, 5.25% 8/1/39 (Pre-Refunded to 8/1/20 @ 100)	3,700	4,039
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/18 (AMBAC Insured)	1,425	1,429
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2015 A, 5% 7/1/29	10,000	11,899
Los Angeles Wastewtr. Sys. Rev. Series 2009 A, 5.75% 6/1/34 (Pre-Refunded to 6/1/19 @ 100)	1,780	1,884
Modesto Irrigation District Elec. Rev. Series 2011 A:
5% 7/1/22	1,000	1,110
5% 7/1/23	3,800	4,211
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A:
5% 7/1/19	1,185	1,243
5% 7/1/20	2,000	2,103
5% 7/1/21	1,500	1,575
5% 7/1/22	2,250	2,362
Oakland Gen. Oblig. Series 2009 B, 6% 1/15/34 (Pre-Refunded to 1/15/19 @ 100)	1,485	1,555
Oakland Unified School District Alameda County:
Series 2013, 6.25% 8/1/28 (Pre-Refunded to 8/1/21 @ 100)	1,860	2,158
Series 2015 A:
5% 8/1/26 (FSA Insured)	3,500	4,271
5% 8/1/28	1,000	1,208
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/23	5,865	6,617
Port of Oakland Rev. Series 2012 P, 5% 5/1/22 (c)	5,000	5,650
Poway Unified School District Pub. Fing.:
5% 9/1/25	1,160	1,357
5% 9/1/28	1,600	1,830
5% 9/1/32	1,685	1,891
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,115	2,427
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Proctor & Gamble Proj.) Series 2009:
5.25% 7/1/20	700	763
5.25% 7/1/21	700	786
San Bernardino Cmnty. College District Series A, 6.5% 8/1/27 (Pre-Refunded to 8/1/18 @ 100)	3,500	3,601
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.):
Series 2009 A:
5% 8/1/19	8,465	8,905
5.25% 8/1/26	2,200	2,328
5.5% 8/1/20	2,000	2,120
Series 2009 B, 5% 8/1/18	7,355	7,502
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/23	8,900	10,100
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A, 5% 5/15/22 (Pre-Refunded to 5/15/19 @ 100)	2,000	2,095
San Diego Unified School District Series 2008 C, 0% 7/1/34	2,600	1,530
San Marcos Unified School District Series 2010 B:
0% 8/1/35	3,675	2,053
0% 8/1/37	2,000	1,024
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900	1,817
Union Elementary School District Series A, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,310	1,251
Univ. of California Revs. Series 2016, 5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	1,055	1,109
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/40	3,500	4,187
West Contra Costa Unified School District Series 2012, 5% 8/1/26	7,895	9,023

TOTAL CALIFORNIA		308,274

Colorado - 1.0%
Colorado Health Facilities Auth. (Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	6,500	7,321
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	11,100	10,088
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	7,585	8,319
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-2, 5%, tender 3/1/22 (a)	7,295	8,088
Denver City & County Arpt. Rev.:
Seried 2017 A, 5% 11/15/27 (c)	1,055	1,289
Series 2017 A:
5% 11/15/24 (c)	2,295	2,693
5% 11/15/28 (c)	5,000	6,077
5% 11/15/29 (c)	5,000	6,048
5% 11/15/30 (c)	4,000	4,815
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B:
0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,570	2,543
0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,905	4,641
Series 2010 A:
0% 9/1/35	2,000	1,038
0% 9/1/37	3,000	1,423
0% 9/1/38	3,760	1,710

TOTAL COLORADO		66,093

Connecticut - 0.5%
Connecticut Gen. Oblig.:
Series 2009 B, 5% 3/1/18	4,965	4,992
Series 2012 E, 5% 9/15/23	3,000	3,347
Series 2016 A:
4% 3/15/18	21,100	21,201
5% 3/15/26	3,030	3,559

TOTAL CONNECTICUT		33,099

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/22	3,000	3,351
5% 1/1/24	1,270	1,476
5% 1/1/25	2,750	3,200

TOTAL DELAWARE, NEW JERSEY		8,027

District Of Columbia - 0.6%
District of Columbia Income Tax Rev. Series 2011 A, 5% 12/1/36	4,200	4,670
District of Columbia Rev. Series A, 5% 6/1/40	6,700	7,115
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2017 A:
5% 10/1/29 (c)	5,605	6,810
5% 10/1/31 (c)	2,405	2,890
5% 10/1/34 (c)	2,000	2,379
5% 10/1/36 (c)	1,875	2,221
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/34	8,230	9,882

TOTAL DISTRICT OF COLUMBIA		35,967

Florida - 12.6%
Brevard County School Board Ctfs. of Prtn.:
Series 2014:
5% 7/1/27	3,300	3,869
5% 7/1/30	7,455	8,663
Series 2015 C, 5% 7/1/24	3,000	3,550
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/23	3,100	3,532
Series 2017:
5% 10/1/28 (c)	1,000	1,216
5% 10/1/30 (c)	2,110	2,541
5% 10/1/31 (c)	3,190	3,824
Series A:
5% 10/1/29 (c)	4,210	4,953
5% 10/1/31 (c)	3,000	3,502
5% 10/1/32 (c)	4,000	4,654
Broward County School Board Ctfs. of Prtn.:
Series 2012 A:
5% 7/1/21	5,380	5,961
5% 7/1/22	5,000	5,644
5% 7/1/25	5,635	6,327
5% 7/1/26	24,585	27,504
Series 2015 A:
5% 7/1/26	11,500	13,714
5% 7/1/27	9,165	10,880
5% 7/1/28	4,000	4,728
Series 2015 B:
5% 7/1/25	2,160	2,568
5% 7/1/26	11,670	13,916
5% 7/1/27	7,900	9,379
5% 7/1/28	13,510	15,967
Series 2016, 5% 7/1/32	2,500	2,955
Citizens Property Ins. Corp.:
Series 2011 A1, 5% 6/1/18	2,000	2,029
Series 2012 A1:
5% 6/1/18	2,800	2,840
5% 6/1/21	2,710	2,984
5% 6/1/22	2,160	2,436
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/21	1,300	1,458
5% 12/1/23 (Pre-Refunded to 12/1/21 @ 100)	2,245	2,519
5% 12/1/24 (Pre-Refunded to 12/1/21 @ 100)	2,365	2,653
Duval County School Board Ctfs. of Prtn. Series 2015 B:
5% 7/1/27	4,385	5,219
5% 7/1/28	1,000	1,186
5% 7/1/30	6,630	7,821
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2009 D, 5% 6/1/21	2,780	2,935
Series 2011 C:
5% 6/1/20	12,380	13,372
5% 6/1/22	10,000	11,082
Series 2011 E, 5% 6/1/24	5,000	5,522
Series A, 5.5% 6/1/38 (Pre-Refunded to 6/1/18 @ 101)	1,800	1,847
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	3,600	4,227
5% 10/1/28	5,000	5,829
5% 10/1/29	2,725	3,156
5% 10/1/30	2,475	2,854
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,830	2,195
5% 10/1/31	2,000	2,394
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	12,300	13,761
(Stanton II Proj.) Series 2012 A, 5% 10/1/22	2,830	3,228
Series 2015 B:
5% 10/1/24	1,000	1,186
5% 10/1/27	1,500	1,800
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2017 A:
5% 10/1/28 (c)	3,480	4,221
5% 10/1/30 (c)	2,030	2,439
Halifax Hosp. Med. Ctr. Rev.:
5% 6/1/28	1,280	1,482
5% 6/1/35	2,500	2,816
5% 6/1/46	2,340	2,588
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.):
Series 2005 I, 5% 11/15/18	2,000	2,059
Series 2008 B, 6% 11/15/37	12,000	12,967
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A:
5% 9/1/20 (c)	1,360	1,468
5% 9/1/21 (c)	1,300	1,435
5% 9/1/22 (c)	1,650	1,863
5% 9/1/23 (c)	2,000	2,300
5% 9/1/24 (c)	2,200	2,568
5% 9/1/25 (c)	2,215	2,623
5% 9/1/26 (c)	2,265	2,717
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	3,600	3,990
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/24	2,670	3,125
5% 7/1/25	2,000	2,379
Indian River County Wtr. & Swr. Rev.:
5% 9/1/21	1,855	1,959
5% 9/1/22	2,270	2,398
Jacksonville Sales Tax Rev. Series 2012:
5% 10/1/22	4,000	4,548
5% 10/1/23	5,320	6,044
JEA Wtr. & Swr. Sys. Rev. Series 2010 C, 5% 10/1/20	1,785	1,859
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/25 (FSA Insured)	1,000	1,161
5% 6/1/26 (FSA Insured)	1,800	2,081
5% 6/1/28 (FSA Insured)	500	574
Manatee County School District Series 2017, 5% 10/1/25 (FSA Insured)	2,000	2,417
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.375% 10/1/41	4,700	5,116
Series 2010 B, 5% 10/1/35 (FSA Insured)	10,225	11,000
Series 2010, 5% 10/1/22	3,060	3,320
Series 2012 A:
5% 10/1/22 (c)	3,000	3,401
5% 10/1/24 (c)	10,000	11,332
5% 10/1/24	2,165	2,459
Series 2014 A:
5% 10/1/27 (c)	1,825	2,144
5% 10/1/29 (c)	2,805	3,268
5% 10/1/33 (c)	5,600	6,430
5% 10/1/37	7,400	8,522
Series 2015 A, 5% 10/1/35 (c)	2,500	2,856
Series 2016 A:
5% 10/1/30	2,500	2,997
5% 10/1/31	1,000	1,194
Series 2017 B, 5% 10/1/20 (c)	3,685	3,995
Miami-Dade County Cap. Asset Acquisition:
Series 2012 A, 5% 10/1/25	2,250	2,561
Series 2016:
5% 10/1/28	5,545	6,676
5% 10/1/29	4,105	4,910
5% 10/1/30	7,430	8,842
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	8,200	8,738
Series 2014 A, 5% 7/1/44	2,900	3,313
Series A:
5% 7/1/31	1,500	1,760
5% 7/1/32	3,980	4,654
5% 7/1/33	3,300	3,848
5% 7/1/34	1,000	1,160
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/23	4,075	4,771
Miami-Dade County Pub. Facilities Rev. (Jackson Health Sys. Proj.) Series 2005 B, 5% 6/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,195	7,676
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/24	11,680	13,734
5% 11/1/25	12,235	14,353
5% 11/1/26	7,950	9,415
Series 2015 A, 5% 5/1/27 (FSA Insured)	4,220	4,984
Series 2015 B, 5% 5/1/28	13,690	16,048
Series 2015 D:
5% 2/1/29	4,050	4,764
5% 2/1/30	6,500	7,609
Series 2016 A:
5% 8/1/27	7,560	9,075
5% 5/1/31	19,770	23,124
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/21	1,275	1,410
5% 7/1/42	1,675	1,850
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/18 (FSA Insured)	8,000	8,223
North Brevard County Hosp. District Rev.:
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	5,425	5,596
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	2,210	2,280
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	1,315	1,356
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	535	552
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.25% 10/1/20	4,520	4,800
Series 2012 A, 5% 10/1/42	12,650	14,049
Series 2012 B, 5% 10/1/42	5,200	5,775
Orange County Health Facilities Auth. Rev. (Orlando Reg'l. Health Care Sys. Proj.) Series 1996 A, 6.25% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,585	2,674
Orange County School Board Ctfs. of Prtn.:
Series 2012 B, 5% 8/1/26 (Pre-Refunded to 8/1/22 @ 100)	4,000	4,554
Series 2015 C, 5% 8/1/29	7,000	8,307
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/20	2,000	2,155
Orlando Utils. Commission Util. Sys. Rev.:
Series 2011 B:
5% 10/1/19	1,500	1,588
5% 10/1/20	3,500	3,803
Series 2012 A:
5% 10/1/23	1,700	1,980
5% 10/1/25	900	1,088
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23	340	387
5% 12/1/24	680	786
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B, 5% 8/1/25	3,200	3,849
Series 2015 B:
5% 8/1/25	1,625	1,957
5% 8/1/27	8,285	9,890
5% 8/1/28	5,485	6,539
Series 2015 D:
5% 8/1/26	24,065	28,837
5% 8/1/27	10,910	13,023
5% 8/1/28	3,730	4,447
5% 8/1/26	10,460	12,534
Palm Beach County Solid Waste Auth. Rev.:
Series 2009:
5.25% 10/1/18	12,055	12,387
5.25% 10/1/18 (Escrowed to Maturity)	2,945	3,027
Series 2011, 5% 10/1/24	8,600	9,632
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (a)	5,775	5,848
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A:
5% 7/1/25	2,000	2,288
5% 7/1/27	4,255	4,805
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/23	2,000	2,304
5% 7/1/24	1,750	2,054
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015, 5% 10/1/30	4,000	4,751
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6.25% 4/1/39	2,700	2,836
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/24	2,535	2,936
5% 8/15/25	4,100	4,797
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/19	530	558
5% 12/1/20	100	108
5% 12/1/21	800	882
Series 2015 A, 5% 12/1/40	1,800	1,988
Tampa Bay Wtr. Util. Sys. Rev. Series 2005, 5.5% 10/1/22 (FGIC Insured)	2,405	2,811
Tampa Health Sys. Rev. Series 2010, 5% 11/15/19	1,500	1,592
Tampa Solid Waste Sys. Rev. Series 2010:
5% 10/1/18 (FSA Insured) (c)	10,515	10,770
5% 10/1/19 (FSA Insured) (c)	5,965	6,286
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/28	1,900	2,138
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A, 5% 8/1/32 (Build America Mutual Assurance Insured)	5,000	5,857

TOTAL FLORIDA		817,454

Georgia - 1.6%
Atlanta Arpt. Rev. Series 2014 C, 5% 1/1/18 (c)	1,600	1,600
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/27	1,000	1,197
5% 11/1/29	2,500	2,968
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	7,015	6,475
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	5,800	6,352
6.125% 9/1/40	10,795	11,761
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/25	1,480	1,665
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Prerefunded Proj.) Series 2008 D, 5.75% 1/1/19 (Pre-Refunded to 7/1/18 @ 100)	8,510	8,686
(Proj. One) Series 2008 A, 5.25% 1/1/20	1,625	1,730
(Unrefunded Balance Proj.) Series 2008, 5.75% 1/1/19	2,990	3,052
Series 2005 V, 6.6% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	100	100
Series 2011 A, 5% 1/1/21	9,225	10,006
Series GG:
5% 1/1/24	3,625	4,136
5% 1/1/25	1,250	1,423
5% 1/1/26	5,000	5,669
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U, 5% 10/1/24	1,400	1,636
Series Q, 5% 10/1/22	2,000	2,257
Series S:
5% 10/1/22	1,275	1,439
5% 10/1/24	2,425	2,743
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	11,600	12,226
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (a)	6,785	6,764
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5.5% 1/1/36 (Pre-Refunded to 1/1/19 @ 100)	11,000	11,436

TOTAL GEORGIA		105,321

Hawaii - 0.3%
Hawaii Arpts. Sys. Rev. Series 2015 A, 5% 7/1/45 (c)	4,060	4,645
Hawaii Gen. Oblig. Series DR, 5% 6/1/18	3,655	3,708
Honolulu City & County Gen. Oblig. Series 2017 D:
5% 9/1/22	4,000	4,568
5% 9/1/26	3,200	3,943

TOTAL HAWAII		16,864

Idaho - 0.4%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A:
6.5% 11/1/28	2,700	2,811
6.75% 11/1/37	2,600	2,710
(Trinity Health Group Proj.) 2008 B, 6.25% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	1,600	1,669
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee proj.) Series 2017 A, 5% 7/15/20	2,040	2,204
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/21	3,045	3,373
5% 7/15/22	3,385	3,834
5% 7/15/23	1,620	1,872
5% 7/15/24	1,295	1,525
(Idaho St Garvee proj.) Series 2017 A, 5% 7/15/25	1,295	1,552
(Idaho St Garvee Proj.) Series 2017 A, 5% 7/15/27	3,235	3,988

TOTAL IDAHO		25,538

Illinois - 14.3%
Chicago Board of Ed.:
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,629
Series 2009 D:
5% 12/1/19 (Pre-Refunded to 12/1/18 @ 100)	2,635	2,719
5% 12/1/20 (Assured Guaranty Corp. Insured)	5,960	6,146
5% 12/1/21 (Assured Guaranty Corp. Insured)	5,200	5,362
Series 2010 F:
5% 12/1/20	1,060	1,106
5% 12/1/31	20,215	20,587
Series 2011 A:
5% 12/1/41	2,135	2,163
5.5% 12/1/39	5,900	6,137
Series 2012 A, 5% 12/1/42	1,935	1,964
Series 2015 C, 5.25% 12/1/39	1,500	1,559
Series 2016 B, 6.5% 12/1/46	700	807
Series 2017 A, 7% 12/1/46 (b)	2,400	2,905
Series 2017 C, 5% 12/1/26	905	967
Series 2017 D, 5% 12/1/27	2,500	2,667
Chicago Gen. Oblig. (City Colleges Proj.) Series 1999, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	17,310	16,386
Chicago Midway Arpt. Rev.:
Series 2014 A, 5% 1/1/32 (c)	6,500	7,361
Series 2014 B:
5% 1/1/19	350	362
5% 1/1/22	1,000	1,115
5% 1/1/24	3,330	3,879
Series 2016 A:
5% 1/1/29 (c)	2,220	2,581
5% 1/1/30 (c)	3,390	3,929
5% 1/1/31 (c)	2,500	2,890
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D:
5.25% 1/1/18 (c)	750	750
5.25% 1/1/19 (c)	5,125	5,303
Series 2011 B, 5% 1/1/20	4,430	4,710
Series 2011 C, 6.5% 1/1/41 (Pre-Refunded to 1/1/21 @ 100)	14,475	16,513
Series 2012 A, 5% 1/1/22	1,750	1,958
Series 2012 B, 5% 1/1/22 (c)	7,000	7,797
Series 2013 A, 5% 1/1/18 (c)	2,950	2,950
Series 2016 C:
5% 1/1/22	2,220	2,484
5% 1/1/23	1,400	1,603
5% 1/1/24	1,500	1,754
5% 1/1/25	2,250	2,679
5% 1/1/26	2,000	2,420
5% 1/1/33	2,375	2,764
5% 1/1/34	2,750	3,191
Series 2017 D:
5% 1/1/27 (c)	2,125	2,564
5% 1/1/28 (c)	475	563
5% 1/1/31 (c)	2,935	3,422
5% 1/1/33 (c)	1,500	1,738
Chicago Transit Auth. Cap. Grant Receipts Rev.:
(Fed. Transit Administration Section 5307 Proj.) Series 2008 A, 5.25% 6/1/23 (Pre-Refunded to 6/1/18 @ 100)	1,700	1,727
Series 2017:
5% 6/1/22	1,735	1,941
5% 6/1/23	1,565	1,783
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,300	1,438
Chicago Wtr. Rev. Series 2008:
5.25% 11/1/33 (FSA Insured)	4,450	4,572
5.25% 11/1/33 (Pre-Refunded to 11/1/18 @ 100)	750	772
Cook County Forest Preservation District:
Series 2012 B:
5% 12/15/23	1,000	1,073
5% 12/15/24	1,350	1,447
Series 2012 C, 5% 12/15/25	2,120	2,265
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/24	17,925	19,415
Series 2010 G, 5% 11/15/25	2,940	3,158
Series 2011 A, 5.25% 11/15/24	1,500	1,659
Series 2012 C:
5% 11/15/22	2,060	2,316
5% 11/15/23	4,980	5,583
5% 11/15/24	18,655	20,815
5% 11/15/25 (FSA Insured)	520	578
Cook County Thorton Township High School District #205 Series 2008, 5.5% 12/1/19 (Assured Guaranty Corp. Insured)	1,660	1,721
Cook, Kane Lake & McHenry Countys Cmnty. College District #512 Series 2017 B, 5% 12/1/24	5,295	6,270
Illinois Dedicated Tax Rev. Series B, 0% 12/15/18 (AMBAC Insured)	1,800	1,746
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	28,900	25,535
Illinois Fin. Auth. Rev.:
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	2,615	2,719
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/22	1,380	1,538
5% 8/1/24	1,525	1,752
(Centegra Health Sys. Proj.) Series 2014 A, 5% 9/1/34	600	650
(Northwest Cmnty. Hosp. Proj.) Series 2008 A, 5.5% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	6,840	6,978
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	1,425	1,709
5% 7/15/26	2,000	2,432
5% 7/15/28	2,100	2,582
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5% 5/15/18	8,415	8,515
5% 5/15/19	3,940	4,100
(Presence Health Proj.) Series 2016 C:
5% 2/15/26	2,665	3,080
5% 2/15/29	4,170	4,831
(Provena Health Proj.) Series 2010 A:
6% 5/1/20 (Escrowed to Maturity)	2,060	2,259
6.25% 5/1/21 (Pre-Refunded to 5/1/20 @ 100)	6,395	7,050
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	870	957
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	2,000	2,254
(Silver Cross Health Sys. Proj.) Series 2015 C, 5% 8/15/27	900	1,027
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A, 5.5% 8/15/30	1,485	1,512
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	1,940	1,925
Series 2017 B, 5%, tender 12/15/22 (a)	5,465	6,228
Series 2008 D, 6.25% 11/1/28 (Pre-Refunded to 11/1/18 @ 100)	3,135	3,254
Series 2009 A, 7.25% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	5,865	6,145
Series 2009:
5% 8/15/23	3,125	3,378
5% 8/15/23 (Pre-Refunded to 8/15/20 @ 100)	1,575	1,699
7% 8/15/44 (Pre-Refunded to 8/15/19 @ 100)	12,915	13,993
Series 2010 A:
5.5% 8/15/24 (Pre-Refunded to 2/15/20 @ 100)	2,145	2,313
5.75% 8/15/29 (Pre-Refunded to 2/15/20 @ 100)	1,440	1,560
Series 2011 L, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	2,090	2,345
Series 2012 A, 5% 5/15/23	1,480	1,658
Series 2012:
5% 9/1/32	8,100	8,676
5% 9/1/38	10,910	11,540
5% 11/15/43	3,265	3,493
Series 2013:
5% 11/15/26	2,675	2,991
5% 11/15/29	805	892
5% 5/15/43	7,895	8,460
Series 2015 A:
5% 11/15/21	400	443
5% 11/15/27	1,045	1,216
5% 11/15/28	1,250	1,449
5% 11/15/29	1,885	2,170
5% 11/15/32	3,475	3,953
5% 11/15/45	2,090	2,344
Series 2015 C:
5% 8/15/35	6,100	6,733
5% 8/15/44	29,100	31,792
Series 2016 A:
5% 2/15/24	1,500	1,735
5% 2/15/25	1,025	1,201
5% 2/15/26	1,500	1,770
5% 7/1/30	2,620	3,012
5% 8/15/33	3,300	3,660
5% 7/1/34	1,700	1,926
5% 7/1/36	3,175	3,582
Series 2016 C:
3.75% 2/15/34	1,285	1,298
4% 2/15/36	5,130	5,357
4% 2/15/41	4,880	5,069
5% 2/15/24	580	656
5% 2/15/31	1,700	1,940
5% 2/15/32	10,540	11,985
5% 2/15/33	5,000	5,669
5% 2/15/41	10,915	12,256
Series 2016:
5% 5/15/28	2,450	2,829
5% 5/15/29	1,370	1,574
Series 2017 A, 5% 8/1/47	770	849
Series 2017:
5% 7/1/29	5,180	6,292
5% 1/1/30	5,000	6,060
5% 7/1/31	8,885	10,688
5% 11/15/26	3,025	3,530
Illinois Gen. Oblig.:
Series 2006, 5% 1/1/19	3,200	3,272
Series 2010, 5% 1/1/21 (FSA Insured)	12,000	12,681
Series 2012 A:
4% 1/1/23	2,195	2,224
5% 1/1/33	3,600	3,740
Series 2012:
5% 8/1/19	4,475	4,627
5% 3/1/20	3,280	3,416
5% 3/1/21	2,750	2,894
5% 8/1/21	1,600	1,693
5% 3/1/22	5,000	5,312
5% 8/1/22	6,600	7,044
5% 8/1/23	3,410	3,663
Series 2013, 5.5% 7/1/38	4,000	4,334
Series 2014:
5% 4/1/23	7,620	8,163
5% 2/1/27	2,665	2,850
5% 4/1/28	2,130	2,273
5% 5/1/28	935	999
5% 5/1/32	2,500	2,646
5% 5/1/33	6,600	6,962
5.25% 2/1/31	10,500	11,319
Series 2016:
5% 11/1/20	4,070	4,286
5% 1/1/22	7,705	8,171
5% 2/1/23	1,575	1,685
5% 6/1/25	7,845	8,538
5% 6/1/26	1,065	1,166
5% 2/1/27	7,630	8,352
5% 2/1/28	6,145	6,692
5% 2/1/29	5,770	6,251
Series 2017 D, 5% 11/1/26	32,000	35,082
5% 2/1/26	2,260	2,427
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/28	10,000	11,837
5% 2/1/31	3,570	4,185
Illinois Reg'l. Trans. Auth.:
Series 2014 A, 4% 6/1/18	1,305	1,318
Series 2017 A:
5% 7/1/20	2,500	2,696
5% 7/1/21	2,450	2,704
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 D, 5% 1/1/24	6,065	7,092
Series 2015 A, 5% 1/1/40	12,700	14,605
Series 2016 A, 5% 12/1/31	1,785	2,091
Series 2016 B, 5% 1/1/41	20,000	23,191
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/21 (FSA Insured)	6,870	6,259
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/18 (AMBAC Insured)	3,960	3,891
0% 12/1/18 (Escrowed to Maturity)	595	587
5% 1/1/26	8,920	10,518
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,300	4,901
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	8,040	6,774
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	7,420	6,319
0% 1/15/25	7,735	6,388
0% 1/15/26	5,815	4,651
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/24	2,300	2,682
5% 2/1/27	6,000	7,070
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,645	2,458
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,700	3,072
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,825	5,775
0% 6/15/44 (FSA Insured)	37,400	12,917
0% 6/15/47 (FSA Insured)	3,985	1,165
Series 2012 B, 0% 12/15/51	48,500	9,640
Series 2002:
0% 12/15/23	4,135	3,356
0% 12/15/23 (Escrowed to Maturity)	100	88
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/23	10,770	12,096
5% 6/1/24	14,090	16,021
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 2009 A, 5.75% 4/1/38 (Pre-Refunded to 4/1/19 @ 100)	2,670	2,810
Series 2013:
6% 10/1/42	3,900	4,500
6.25% 10/1/38	3,900	4,564
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (FSA Insured)	5,765	4,463

TOTAL ILLINOIS		931,177

Indiana - 2.5%
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Pre-Refunded to 1/15/20 @ 100)	11,380	12,455
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2008 C, 5.375% 11/1/32 (Pre-Refunded to 11/1/18 @ 100)	4,200	4,334
Indiana Fin. Auth. Hosp. Rev. Series 2013, 5% 8/15/25	3,110	3,583
Indiana Fin. Auth. Rev.:
Series 2012:
5% 3/1/22	1,000	1,114
5% 3/1/23	1,500	1,676
5% 3/1/30	1,050	1,160
5% 3/1/41	5,310	5,791
Series 2015, 5% 3/1/36	8,300	9,467
Series 2016:
5% 9/1/25	1,000	1,187
5% 9/1/26	1,000	1,200
5% 9/1/29	500	589
5% 9/1/36	2,150	2,480
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/25	2,165	2,459
Series 2015 A:
5% 10/1/26	2,475	2,938
5% 10/1/28	1,180	1,395
Series 2011 A, 5.25% 10/1/24	4,025	4,522
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2012 A:
5% 1/1/24	710	801
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	290	329
5% 1/1/25	715	803
5% 1/1/25 (Pre-Refunded to 7/1/22 @ 100)	285	323
5% 1/1/26	1,950	2,177
5% 1/1/26 (Pre-Refunded to 7/1/22 @ 100)	795	902
Indiana Trans. Fin. Auth. Hwy. Rev. Series 1993 A, 0% 6/1/18 (AMBAC Insured)	1,740	1,729
Indianapolis Thermal Energy Sys.:
Series 2010 B:
5% 10/1/20	8,310	8,995
5% 10/1/21	5,500	6,099
Series 2016 A:
5% 10/1/24	10,900	12,788
5% 10/1/25	11,740	13,940
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/22	1,455	1,565
5% 7/15/22	1,000	1,128
5% 7/15/23	2,700	3,076
5% 7/15/24	4,185	4,768
5% 7/15/25	4,330	4,925
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	7,385	8,088
Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (a)(c)	31,910	36,231

TOTAL INDIANA		165,017

Kansas - 0.2%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 D, 5% 11/15/19	285	302
Kansas Dev. Fin. Auth. Health Facilities Rev.:
(Hayes Med. Ctr., Inc. Proj.) Series 2010 Q, 5% 5/15/20 (Pre-Refunded to 5/15/19 @ 100)	1,110	1,161
(KU Health Sys. Proj.) Series 2011 H, 5% 3/1/25	1,000	1,070
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	1,025	1,164
5% 9/1/24	4,415	5,008
Series 2012 B, 5% 9/1/24	1,500	1,701
Series 2016 A:
5% 9/1/30	1,000	1,182
5% 9/1/32	1,150	1,351

TOTAL KANSAS		12,939

Kentucky - 1.9%
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/25	825	961
5% 1/1/26	600	706
5% 1/1/29	1,600	1,854
5% 1/1/30	1,675	1,933
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/25	1,775	2,024
5% 6/1/26	1,870	2,142
5% 6/1/27	1,965	2,241
5% 6/1/28	2,065	2,345
5% 6/1/29	2,170	2,453
5% 6/1/30	2,280	2,563
Kentucky Econ. Dev. Fin. Auth. Rev. Louisville Arena Auth., Inc. Series 2017A, 5% 12/1/47 (FSA Insured)	1,530	1,641
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27	3,865	4,392
(Kentucky St Proj.) Series D, 5% 5/1/21	1,905	2,087
(Kentucky St Proj.):
Series D, 5% 5/1/26	1,215	1,443
Series D:
5% 5/1/27	1,000	1,193
5% 5/1/28	1,000	1,190
(Proj. No. 112) Series 2016 B, 5% 11/1/27	9,880	11,654
Series 2008:
5.75% 11/1/23 (Pre-Refunded to 11/1/18 @ 100)	10,605	10,972
5.75% 11/1/23 (Pre-Refunded to 11/1/18 @ 100)	1,395	1,444
Series 2016 A:
5% 2/1/29	5,720	6,669
5% 2/1/30	5,840	6,777
5% 2/1/32	2,295	2,638
5% 2/1/33	2,850	3,267
Louisville & Jefferson County:
Series 2013 A:
5.5% 10/1/33	2,500	2,885
5.75% 10/1/38	6,430	7,447
Series 2016 A:
5% 10/1/29	18,110	21,428
5% 10/1/32	3,325	3,875
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2003 A, 1.5%, tender 4/1/19 (a)	12,605	12,560

TOTAL KENTUCKY		122,784

Louisiana - 0.7%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/18	4,000	4,056
Louisiana Gen. Oblig.:
Series 2015, 5% 5/1/18	1,635	1,654
Series 2016 B, 5% 8/1/28	6,360	7,657
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	1,700	1,828
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/22	1,300	1,486
5% 12/15/23	3,000	3,497
Louisiana Stadium and Exposition District Series 2013 A, 5% 7/1/24	2,125	2,456
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/24 (c)	2,500	2,899
5% 1/1/25 (c)	3,000	3,533
5% 1/1/27 (c)	2,250	2,639
Series 2017 B:
5% 1/1/29 (c)	400	479
5% 1/1/31 (c)	750	885
5% 1/1/36 (c)	650	757
5% 1/1/37 (c)	500	579
Series 2017 D2:
5% 1/1/26 (c)	750	896
5% 1/1/29 (c)	500	598
5% 1/1/30 (c)	685	814
5% 1/1/32 (c)	1,540	1,810
5% 1/1/35 (c)	1,150	1,341
5% 1/1/38 (c)	585	678
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	3,200	3,482
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/18	2,350	2,381

TOTAL LOUISIANA		46,405

Maine - 0.3%
Maine Health & Higher Ed. Facilities Auth. Rev. (Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	3,420	3,584
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2008 D, 5.75% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	1,270	1,297
Series 2016 A:
4% 7/1/41	2,050	1,931
4% 7/1/46	2,820	2,612
5% 7/1/41	885	954
5% 7/1/46	600	645
Series 2017 D:
5.75% 7/1/38	665	679
5.75% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	2,265	2,312
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/25	2,295	2,768
5% 7/1/27	2,000	2,388

TOTAL MAINE		19,170

Maryland - 2.3%
Baltimore Proj. Rev.:
Series 2017 C:
5% 7/1/28	3,570	4,375
5% 7/1/31	6,775	8,174
5% 7/1/33	6,835	8,192
Series 2017 D, 5% 7/1/33	5,800	6,951
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/23	1,480	1,642
5% 6/1/24	1,500	1,676
5% 6/1/25	1,500	1,693
5% 6/1/26	2,000	2,276
5% 6/1/27	1,350	1,546
5% 6/1/31	1,000	1,140
5% 6/1/32	1,000	1,137
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D:
5% 3/31/30 (c)	1,250	1,442
5% 3/31/51 (c)	2,300	2,552
Maryland Econ. Dev. Corp. Poll. Cont. Rev. (Potomac Elec. Proj.) Series 2006, 6.2% 9/1/22	4,000	4,215
Maryland Gen. Oblig. Series 2017 B, 5% 8/1/25	57,700	70,481
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38 (Pre-Refunded to 7/1/20 @ 100)	7,755	8,511
(Univ. of Maryland Med. Sys. Proj.):
Series 2008 F, 5% 7/1/18	2,500	2,542
Series 2010, 5.125% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	3,600	3,785
(Upper Chesapeake Hosp. Proj.) Series 2008 C, 5.5% 1/1/18 (Escrowed to Maturity)	300	300
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,400	2,627
Series 2013 A:
5% 7/1/24	1,245	1,412
5% 7/1/25	1,060	1,199
Series 2015:
5% 7/1/27	1,000	1,157
5% 7/1/28	1,300	1,495
5% 7/1/29	2,200	2,516
5% 7/1/31	1,000	1,130
Series 2016 A:
4% 7/1/42	1,450	1,489
5% 7/1/33	2,250	2,537
5% 7/1/34	1,650	1,855
5% 7/1/35	625	702
5% 7/1/36	1,750	1,961

TOTAL MARYLAND		152,710

Massachusetts - 1.7%
Braintree Gen. Oblig. Series 2009, 5% 5/15/20 (Pre-Refunded to 5/15/19 @ 100)	2,570	2,689
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A:
5% 7/1/40	1,585	1,850
5% 7/1/45	1,580	1,839
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.) Series Q1, 5% 7/1/21	1,840	1,934
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/24	4,000	4,696
5% 7/1/30	3,670	4,430
Series 2017, 5% 7/1/23	1,595	1,845
Bonds (Partners Healthcare Sys., Inc. Proj.) Series 2017 S-4, 5%, tender 1/25/24 (a)	11,625	13,477
Series 2013 A, 6.25% 11/15/28 (b)	5,000	5,910
Series 2015 D, 5% 7/1/44	4,855	5,433
Series 2016 A, 5% 7/15/22	2,230	2,552
Massachusetts Gen. Oblig.:
Series 2004 B, 5.25% 8/1/20	13,865	15,112
Series 2011 A, 5% 4/1/23 (Pre-Refunded to 4/1/21 @ 100)	10,000	11,047
Series 2016 B, 5% 7/1/22	3,040	3,467
Series C, 5% 4/1/23	17,965	20,858
Massachusetts Health & Edl. Facilities Auth. Rev.:
(CareGroup, Inc. Proj.) Series 2008 E1, 5.125% 7/1/33 (Pre-Refunded to 7/1/18 @ 100)	2,000	2,036
(Partners HealthCare Sys., Inc. Proj.) Series 2009 I3:
5% 7/1/20	7,500	7,883
5% 7/1/21	4,700	4,941

TOTAL MASSACHUSETTS		111,999

Michigan - 3.1%
Clarkston Cmnty. Schools 5% 5/1/22	2,885	3,257
Detroit Swr. Disp. Rev.:
Series 2001 E, 5.75% 7/1/31 (Pre-Refunded to 7/1/18 @ 100)	1,900	1,939
Series 2006 D, 3 month U.S. LIBOR + 0.600% 1.495% 7/1/32 (a)(d)	5,520	5,165
Grand Rapids Pub. Schools:
Series 2016:
5% 5/1/30 (FSA Insured)	3,500	4,174
5% 5/1/31 (FSA Insured)	5,000	5,922
5% 5/1/32 (FSA Insured)	750	885
5% 5/1/33 (FSA Insured)	3,120	3,672
5% 5/1/27 (FSA Insured)	1,350	1,649
5% 5/1/29 (FSA Insured)	1,945	2,353
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/27	3,375	3,967
5% 5/15/28	2,550	2,982
Kent County Bldg. Auth. Series 2005, 5.5% 6/1/22	3,410	3,924
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/20	1,000	1,087
5% 11/15/21	650	722
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 10/15/34	17,205	20,384
5% 4/15/35	2,800	3,310
Michigan Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2017:
5% 12/1/23	1,500	1,738
5% 12/1/24	1,750	2,061
5% 12/1/25	3,000	3,583
5% 12/1/26	1,310	1,583
5% 12/1/27	1,250	1,534
5% 12/1/28	2,000	2,442
Series 2012 A:
5% 6/1/21 (Escrowed to Maturity)	1,540	1,703
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	2,300	2,589
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	4,930	5,549
Series 2012:
5% 11/15/36	7,100	7,928
5% 11/15/42	1,560	1,740
Series 2013:
5% 8/15/28	5,585	6,338
5% 8/15/29	2,000	2,264
Series 2015 D1:
5% 7/1/27	425	494
5% 7/1/29	1,000	1,153
5% 7/1/31	1,200	1,374
5% 7/1/32	1,000	1,143
5% 7/1/33	850	968
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	1,810	1,839
(Trinity Health Proj.) Series 2008 C:
5% 12/1/24	1,500	1,767
5% 12/1/25	1,300	1,553
5% 12/1/26	2,000	2,417
5% 12/1/27	1,335	1,638
(Trinity Health Proj.) Series 2008 C, 5% 12/1/28	2,100	2,564
Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	6,200	6,297
Series 1999, 0.95%, tender 2/1/18 (a)	195	195
Series 2008 A1, 6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	4,365	4,560
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	180	188
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds:
Series 2008 ET2, 1.45%, tender 9/1/21 (a)	10,000	9,898
Series CC, 1.45%, tender 9/1/21 (a)	1,165	1,153
Michigan Trunk Line Fund Rev. Series 2005, 5.5% 11/1/20 (FSA Insured)	9,735	10,752
Portage Pub. Schools Series 2016:
5% 11/1/27	1,250	1,511
5% 11/1/29	3,170	3,789
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/22	1,000	1,135
5% 9/1/24	2,000	2,322
Warren Consolidated School District Series 2016:
5% 5/1/30	4,545	5,268
5% 5/1/31	4,800	5,545
5% 5/1/32	5,100	5,871
Wayne County Arpt. Auth. Rev.:
Series 2017 A:
5% 12/1/29	250	303
5% 12/1/30	390	471
5% 12/1/31	400	481
5% 12/1/36	550	654
Series 2017 B:
5% 12/1/29 (c)	705	842
5% 12/1/30 (c)	500	597
5% 12/1/31 (c)	540	643
5% 12/1/33 (c)	385	455
5% 12/1/36 (c)	835	980
Series 2017 C:
5% 12/1/22	2,000	2,277
5% 12/1/23	2,250	2,614
5% 12/1/24	2,375	2,808
5% 12/1/25	2,000	2,401
5% 12/1/26	1,500	1,826
5% 12/1/27	1,505	1,853

TOTAL MICHIGAN		201,043

Minnesota - 0.4%
Maple Grove Health Care Sys. Rev. Series 2015, 5% 9/1/26	2,000	2,330
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/21 (Assured Guaranty Corp. Insured)	4,165	4,452
5% 2/15/22 (Assured Guaranty Corp. Insured)	5,640	6,026
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2010 A1:
5% 1/1/19	4,115	4,252
5% 1/1/20	4,500	4,784
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40 (Pre-Refunded to 11/15/25 @ 100)	1,450	1,755
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.) Series 2008 C, 5.5% 7/1/18 (Escrowed to Maturity)	1,400	1,428

TOTAL MINNESOTA		25,027

Mississippi - 0.0%
Mississippi Hosp. Equip. & Facilities Auth. Bonds (Baptist Memorial Health Care Proj.) Series 2004 B2, 1.55%, tender 1/9/18 (a)(b)	1,800	1,800
Missouri - 0.4%
Cape Girardeau County Indl. Dev. Auth.:
( Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/27	1,000	1,160
(Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/36	1,250	1,396
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	560	584
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/20	370	371
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
4% 2/1/40	700	735
5% 2/1/30	2,465	2,879
5% 2/1/32	2,725	3,156
5% 2/1/36	2,210	2,537
5% 2/1/45	3,600	4,079
Missouri Health & Edl. Facilities Rev. Series 2016:
5% 5/15/29	1,000	1,178
5% 5/15/30	1,000	1,168
5% 5/15/31	1,000	1,163
5% 5/15/36	3,000	3,439

TOTAL MISSOURI		23,845

Montana - 0.2%
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/21	1,250	1,366
5% 2/15/22	1,300	1,456
5% 2/15/23	2,050	2,344
5% 2/15/24	2,140	2,492
5% 2/15/25	2,000	2,366
5% 2/15/26	3,195	3,822

TOTAL MONTANA		13,846

Nebraska - 0.3%
Nebraska Pub. Pwr. District Rev.:
Series 2012 C, 5% 1/1/25 (Pre-Refunded to 1/1/18 @ 100)	1,600	1,600
Series 2014, 4% 7/1/18	4,000	4,050
Series 2016 B:
5% 1/1/31	4,000	4,749
5% 1/1/34	4,360	5,128
5% 1/1/36	5,290	6,201

TOTAL NEBRASKA		21,728

Nevada - 1.0%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.):
Series 2017 5% 9/1/32	735	852
Series 2017:
5% 9/1/24	750	870
5% 9/1/28	450	532
5% 9/1/30	750	876
5% 9/1/34	760	876
Clark County Arpt. Rev. Series 2017 C, 5% 7/1/21 (c)	9,740	10,677
Clark County Poll. Cont. Rev. Bonds Series 2010, 1.875%, tender 4/1/20 (a)	12,000	11,972
Clark County School District Series 2016 A:
5% 6/15/21	2,650	2,924
5% 6/15/23	2,315	2,669
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2012 B:
5% 6/1/22	1,000	1,137
5% 6/1/23	2,000	2,267
5% 6/1/24	2,000	2,266
5% 6/1/25	1,050	1,188
Series 2016 A:
3% 6/1/18	1,825	1,837
5% 6/1/32	2,900	3,483
5% 6/1/33	5,000	5,985
5% 6/1/34	5,300	6,322
Series 2016 B, 3% 6/1/18	1,600	1,610
Nevada Gen. Oblig.:
Series 2012 B, 5% 8/1/21	1,395	1,552
Series 2013 D1, 5% 3/1/25	2,825	3,269

TOTAL NEVADA		63,164

New Hampshire - 0.7%
New Hampshire Health & Ed. Facilities Auth.:
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/24	1,375	1,614
5% 7/1/30	2,430	2,933
Series 2017 A, 5.25% 7/1/27 (b)	345	356
Series 2017 B, 4.125% 7/1/24 (b)	1,755	1,775
Series 2017 C, 3.5% 7/1/22 (b)	580	583
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/22	1,350	1,455
5% 7/1/26	1,280	1,425
Series 2013 A, 5% 10/1/43	2,430	2,670
Series 2016:
4% 10/1/38	825	855
5% 10/1/26	4,695	5,487
5% 10/1/27	5,005	5,807
5% 10/1/28	2,000	2,311
5% 10/1/30	7,280	8,320
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/22	2,250	2,518
5% 2/1/23	2,215	2,467
5% 2/1/24	1,775	1,978

TOTAL NEW HAMPSHIRE		42,554

New Jersey - 3.5%
Bayonne Gen. Oblig. Series 2016:
5% 7/1/31 (Build America Mutual Assurance Insured)	1,475	1,712
5% 7/1/32 (Build America Mutual Assurance Insured)	1,000	1,156
5% 7/1/33 (Build America Mutual Assurance Insured)	1,000	1,151
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/24	2,000	2,304
5% 2/15/25	1,000	1,141
New Jersey Ctfs. of Prtn. Series 2009 A:
5.25% 6/15/20 (Pre-Refunded to 6/15/19 @ 100)	3,800	3,997
5.25% 6/15/21 (Pre-Refunded to 6/15/19 @ 100)	4,500	4,733
5.25% 6/15/22 (Pre-Refunded to 6/15/19 @ 100)	10,585	11,133
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017:
5% 6/1/25 (FSA Insured)	1,005	1,171
5% 6/1/27 (FSA Insured)	1,400	1,669
5% 6/1/28 (FSA Insured)	2,000	2,371
5% 6/1/29 (FSA Insured)	1,500	1,765
Series 2012 II, 5% 3/1/21	7,600	8,124
Series 2013 I, 5.5% 9/1/19 (Escrowed to Maturity)	4,385	4,664
Series 2013:
5% 3/1/23	9,300	10,267
5% 3/1/24	12,800	14,015
5% 3/1/25	1,400	1,529
Series 2015 XX, 5% 6/15/26	20,000	22,510
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container Term. LLC. Proj.):
Series 2017:
5% 10/1/24 (c)	2,000	2,199
5% 10/1/25 (c)	2,750	3,051
Series 2017, 5% 10/1/37 (c)	4,935	5,405
New Jersey Edl. Facility Series 2016 A:
5% 7/1/29	1,875	2,167
5% 7/1/33	3,000	3,413
New Jersey Gen. Oblig. Series Q, 5% 8/15/19	3,800	3,994
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2008, 6.625% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	6,400	6,561
Series 2016 A:
5% 7/1/21	295	323
5% 7/1/22	795	888
5% 7/1/23	3,030	3,443
5% 7/1/24	815	939
5% 7/1/25	880	1,026
5% 7/1/26	295	346
5% 7/1/27	440	512
5% 7/1/28	1,220	1,413
5% 7/1/28	1,305	1,511
5% 7/1/28	455	536
5% 7/1/33	1,510	1,731
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011, 5% 12/1/18 (c)	4,960	5,095
Series 2017 1A:
5% 12/1/22 (c)	1,325	1,477
5% 12/1/24 (c)	3,500	4,007
Series 2017 1B, 5% 12/1/21 (c)	1,405	1,537
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C, 0.007% x 1 month U.S. LIBOR 1.413%, tender 1/1/21 (a)(d)	19,280	19,255
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.293% 1/1/21 (a)(d)	2,150	2,143
New Jersey Trans. Trust Fund Auth.:
Series 2003 B. 5.25% 12/15/19	3,035	3,196
Series 2012 AA:
5% 6/15/23	7,500	8,196
5% 6/15/24	12,000	13,055
Series 2013 A, 5% 6/15/18	1,400	1,419
Series 2014 AA:
5% 6/15/25	12,500	14,018
5% 6/15/26	7,500	8,378
Series 2016 A, 5% 6/15/27	9,230	10,584

TOTAL NEW JERSEY		227,230

New Mexico - 0.2%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.) Series 2005 A, 1.875%, tender 4/1/20 (a)	11,810	11,767
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series 2009, 5% 5/15/18 (FSA Insured)	2,870	2,906

TOTAL NEW MEXICO		14,673

New York - 5.0%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/23	1,120	1,295
5% 7/1/25	2,500	2,991
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/20 (Assured Guaranty Corp. Insured) (FSA Insured)	1,070	1,153
5.75% 7/1/40	1,000	1,108
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A:
5% 2/15/32	4,000	4,803
5% 2/15/35	7,500	8,932
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2008 A, 6% 5/1/33 (Pre-Refunded to 5/1/19 @ 100)	6,000	6,352
Series 2016 B:
5% 9/1/22	2,000	2,272
5% 9/1/23	1,500	1,741
5% 9/1/24	1,350	1,592
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/51	12,750	13,873
New York City Gen. Oblig.:
Series 2014 J, 5% 8/1/22	3,080	3,510
Series 2015 A, 5% 8/1/22	2,045	2,330
Series 2015 C, 5% 8/1/27	3,055	3,635
Series 2016 A, 5% 8/1/22	4,520	5,151
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2008 S1, 5% 1/15/20	4,480	4,492
Series 2009 S2, 6% 7/15/38	7,000	7,169
Series 2009 S3, 5.25% 1/15/34	13,200	13,697
New York City Transitional Fin. Auth. Rev.:
Series 2003 B:
4% 2/1/21	5,000	5,350
5% 2/1/21	3,510	3,860
Series 2012 A, 5% 11/1/21	5,460	6,125
Series A, 5% 8/1/40	8,375	10,007
Series B:
5% 11/1/20	26,595	28,232
5% 11/1/20 (Pre-Refunded to 11/1/19 @ 100)	10,600	11,239
Series E, 5% 2/1/40	14,805	17,543
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	13,355	15,124
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.) Series 2008 B, 5.75% 3/15/36 (Pre-Refunded to 3/15/19 @ 100)	2,600	2,732
Series 2010 A, 5% 2/15/20 (Escrowed to Maturity)	5	5
Series 2016 A:
5% 2/15/19	5	5
5% 2/15/20 (Escrowed to Maturity)	2,985	3,194
Series 2016 B:
5% 2/15/19	995	1,034
5% 2/15/20	10	11
New York Dorm. Auth. Revs. Series 2009 A:
5% 7/1/20	5,000	5,257
5% 7/1/21	12,335	12,967
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,890	8,404
Series 2016, 6.5% 11/15/28	2,170	2,266
Series 2017 C, 4% 2/15/19	24,000	24,614
Series 2017 C-2, 0% 11/15/33	10,085	6,200
6.5% 11/15/28 (Pre-Refunded to 11/15/18 @ 100)	8,430	8,791
New York State Envir. Facilities Corp. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2012, 1.2%, tender 2/1/18 (a)(c)	5,000	5,000
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/23 (Pre-Refunded to 4/1/20 @ 100)	8,195	8,769
Series 2011 A, 5% 4/1/19	2,000	2,086
Series 2011 A1, 5% 4/1/20	2,220	2,386
Series 2011 A2, 5% 4/1/21	2,000	2,211
New York Trans. Dev. Corp.:
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (c)	8,400	9,239
Series 2016 A, 5.25% 1/1/50 (c)	13,700	15,199
New York Urban Dev. Corp. Rev.:
Series 2011 A, 5% 3/15/22	7,605	8,391
Series 2017 A, 5% 3/15/22	2,280	2,579
Triborough Bridge & Tunnel Auth. Revs. Series 2013 A:
5% 11/15/23	3,000	3,530
5% 11/15/24	4,000	4,727

TOTAL NEW YORK		323,173

North Carolina - 0.7%
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	3,440	3,702
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2009 B, 5% 1/1/20 (Pre-Refunded to 1/1/19 @ 100)	2,110	2,184
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/22	11,345	12,784
5% 3/1/23	10,005	11,517
North Carolina Med. Care Cmnty. Health Series 2017:
5% 10/1/28	515	633
5% 10/1/29	750	918
5% 10/1/35	1,000	1,192
5% 10/1/36	470	559
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/21	6,000	6,453
5% 6/1/22	4,000	4,307
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2009 A:
5% 1/1/30	490	506
5% 1/1/30 (Pre-Refunded to 1/1/19 @ 100)	1,210	1,252

TOTAL NORTH CAROLINA		46,007

Ohio - 1.6%
American Muni. Pwr., Inc. Rev.:
(Amp Freemont Energy Ctr. Proj.):
Series 2012 B:
5% 2/15/22	2,000	2,242
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	2,175	2,443
Series 2012:
5% 2/15/21	1,500	1,641
5% 2/15/24 (Pre-Refunded to 2/15/22 @ 100)	2,000	2,247
(Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	1,805	1,981
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (FSA Insured)	1,000	1,169
5% 1/1/28 (FSA Insured)	1,525	1,767
5% 1/1/29 (FSA Insured)	2,230	2,573
5% 1/1/30 (FSA Insured)	2,000	2,298
Cleveland Wtr. Rev. Series 2012 A:
5% 1/1/26 (Pre-Refunded to 1/1/22 @ 100)	1,250	1,402
5% 1/1/27 (Pre-Refunded to 1/1/22 @ 100)	1,500	1,683
Columbus City School District 5% 12/1/32	1,825	2,184
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	2,465	2,701
5% 6/15/26	2,590	2,828
5% 6/15/27	2,720	2,964
5% 6/15/28	2,855	3,101
Franklin County Hosp. Facilities Rev. Series 2016 C:
5% 11/1/25	2,000	2,413
5% 11/1/26	2,100	2,569
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27	2,260	2,636
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	4,600	5,482
Muskingum County Hosp. Facilities:
(Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	5,885	6,422
Series 2013, 5% 2/15/20	1,195	1,249
Ohio Bldg. Auth.:
(Administrative Bldg. Fund Proj.) Series 2009 B, 5% 10/1/21	3,100	3,280
(Adult Correctional Bldg. Fund Proj.) Series 2009 B:
5% 10/1/21	4,980	5,269
5% 10/1/22	2,000	2,115
5% 10/1/23	3,000	3,172
Ohio Higher Edl. Facility Commission Rev.:
(Cleveland Clinic Foundation Proj.) Series 2008 A, 5.375% 1/1/38 (Pre-Refunded to 1/1/18 @ 100)	2,100	2,100
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/21	4,790	5,126
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/27	2,545	3,131
5% 1/1/29	5,000	6,184
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/42	11,600	5,012
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35 (Pre-Refunded to 12/1/18 @ 100)	5,200	5,398
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/29	2,315	2,720
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	710	757
5% 12/1/42	900	950

TOTAL OHIO		101,209

Oklahoma - 1.0%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017:
5% 9/1/26	2,915	3,517
5% 9/1/27	7,020	8,427
Grand River Dam Auth. Rev. Series 2014 A:
5% 6/1/27	1,200	1,425
5% 6/1/28	1,500	1,775
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/25	1,050	1,254
5% 10/1/26	1,500	1,796
5% 10/1/27	1,190	1,422
Oklahoma Dev. Fin. Auth. Rev. (Saint John Health Sys. Proj.) Series 2012:
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	3,100	3,489
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	7,185	8,087
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev.:
Series 2010 A:
5% 1/1/21 (FSA Insured)	4,000	4,250
5% 1/1/22 (FSA Insured)	12,455	13,217
Series 2014 A:
5% 1/1/26	1,700	2,014
5% 1/1/27	6,000	7,079
5% 1/1/28	2,000	2,350
5% 1/1/29	1,570	1,835
Series 2014 B, 5% 1/1/27	2,145	2,531

TOTAL OKLAHOMA		64,468

Oregon - 0.1%
Clackamas County Hosp. Facility Auth.:
(Willamette View Proj.) Series 2017 B, 3% 11/15/22	755	752
(Williamette View, Inc.) Series 2017 A:
5% 11/15/37 (b)	500	536
5% 11/15/47 (b)	575	611
5% 11/15/52 (b)	575	607
Washington, Multnomah & Yamhill County School District #1J Series 2017, 5% 6/15/30	3,000	3,682

TOTAL OREGON		6,188

Pennsylvania - 3.8%
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27	7,570	8,097
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	4,335	4,262
Series B, 1.8%, tender 8/15/22 (a)	5,765	5,672
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	3,300	3,967
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 1993 A, 6% 6/1/22 (AMBAC Insured)	3,930	4,000
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	340	385
Series 2016 A:
5% 10/1/28	1,425	1,659
5% 10/1/29	1,540	1,786
5% 10/1/32	4,810	5,485
5% 10/1/36	5,860	6,573
5% 10/1/40	3,595	3,984
Mount Lebanon School District Series 2015, 4% 2/15/18	1,245	1,249
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/21	3,115	3,393
5% 3/1/22	2,000	2,227
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B, 5% 7/1/21	8,000	8,076
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2010 A, 1.2%, tender 1/2/18 (a)(c)	6,000	5,999
(Waste Mgmt., Inc. Proj.) Series 2013, 1.2%, tender 2/1/18 (a)(c)	9,700	9,699
(Waste Mgmt., Inc. Proj.) Series 2017 A, 1.7%, tender 8/3/20 (a)(c)	5,710	5,710
Pennsylvania Gen. Oblig.:
Series 2011, 5% 7/1/21	2,100	2,315
Series 2012, 5% 6/1/18	5,165	5,238
Series 2013, 5% 10/15/27	10,000	11,483
Series 2015 1, 5% 3/15/31	3,725	4,308
Series 2016, 5% 9/15/29	28,000	33,249
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Univ. of Penn Health Systems Proj.):
Series 2017 A:
5% 8/15/28	1,250	1,522
5% 8/15/30	2,150	2,591
Series 2017, 5% 8/15/27	1,200	1,465
(Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/21 (Pre-Refunded to 8/15/19 @ 100)	2,100	2,222
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A:
5% 12/1/28 (FSA Insured)	6,280	7,483
5% 12/1/33 (FSA Insured)	4,430	5,175
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2013 A2:
0% 12/1/28 (e)	1,250	1,400
0% 12/1/33 (e)	1,250	1,399
Series 2017 A1:
5% 12/1/22	500	570
5% 12/1/23	550	639
5% 12/1/29	1,500	1,811
5% 12/1/34	1,000	1,184
Philadelphia Arpt. Rev.:
Series 2010 C, 5% 6/15/18 (c)	1,000	1,015
Series 2017 B:
5% 7/1/30 (c)	1,770	2,091
5% 7/1/31 (c)	2,500	2,938
Philadelphia Gas Works Rev. Series 15:
5% 8/1/23	1,000	1,150
5% 8/1/24	750	876
5% 8/1/25	800	950
Philadelphia Gen. Oblig. Series 2015 B:
5% 8/1/27	3,000	3,526
5% 8/1/29	10,465	12,245
5% 8/1/30	11,025	12,859
5% 8/1/31	11,615	13,503
Philadelphia School District Series 2010 C:
5% 9/1/20	14,000	14,966
5% 9/1/21	6,000	6,382
Pittsburgh School District Series 2010 A:
5% 9/1/19 (FSA Insured)	1,500	1,581
5% 9/1/20 (FSA Insured)	1,000	1,082
Southcentral Pennsylvania Gen. Auth. Rev. 6% 6/1/25 (Pre-Refunded to 6/1/18 @ 100)	1,915	1,950
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	1,385	1,594

TOTAL PENNSYLVANIA		244,985

Rhode Island - 0.4%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	6,820	7,514
5% 9/1/36	320	347
Series 2016, 5% 5/15/39	5,140	5,718
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	8,225	9,728
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/27	1,825	2,085
5% 6/1/28	2,400	2,720

TOTAL RHODE ISLAND		28,112

South Carolina - 1.4%
Beaufort-Jasper Wtr. & Swr. Sys. Series 2016 B:
5% 3/1/18	1,000	1,006
5% 3/1/22	1,000	1,130
5% 3/1/24	1,000	1,184
5% 3/1/25	1,000	1,204
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/27	4,000	4,687
5% 12/1/29	3,250	3,780
South Carolina Jobs-Econ. Dev. Auth.:
(Anmed Health Proj.) Series 2016:
5% 2/1/22	2,200	2,469
5% 2/1/24	1,000	1,169
5% 2/1/26	1,700	2,038
(Anmed Heath Proj.) Series 2016, 5% 2/1/25	1,750	2,082
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	6,485	7,372
Series 2014 A:
5% 12/1/49	2,700	3,004
5.5% 12/1/54	17,800	20,299
Series 2014 C:
5% 12/1/25	4,000	4,686
5% 12/1/26	4,000	4,664
5% 12/1/27	3,100	3,600
5% 12/1/46	3,645	4,099
Series 2016 B:
5% 12/1/35	6,420	7,406
5% 12/1/36	9,555	11,007
Univ. of South Carolina Athletic Facilities Rev. Series 2008 A, 5.5% 5/1/38 (Pre-Refunded to 5/1/18 @ 100)	3,670	3,719

TOTAL SOUTH CAROLINA		90,605

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/23	1,000	1,157
(Sanford Health Proj.) Series 2009, 5.25% 11/1/18	1,000	1,029
Series 2014 B:
5% 11/1/24	1,235	1,456
5% 11/1/25	1,210	1,424
5% 11/1/26	200	234
Series 2017:
5% 7/1/24	450	531
5% 7/1/27	375	459
5% 7/1/33	1,750	2,068
5% 7/1/35	1,400	1,636

TOTAL SOUTH DAKOTA		9,994

Tennessee - 0.4%
Jackson Hosp. Rev.:
5.75% 4/1/41	945	955
5.75% 4/1/41 (Pre-Refunded to 4/1/18 @ 100)	2,555	2,582
Knox County Health Edl. & Hsg. Facilities Board Rev.:
Series 2016:
5% 9/1/22	1,205	1,342
5% 9/1/24	1,025	1,178
Series 2017:
5% 4/1/24	1,000	1,144
5% 4/1/25	1,355	1,570
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5.625% 7/1/20 (c)	5,000	5,449
Tennessee Engy Acq Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	12,085	13,236

TOTAL TENNESSEE		27,456

Texas - 10.8%
Allen Independent School District Series 2013, 4% 2/15/18	1,965	1,971
Austin Arpt. Sys. Rev. Series 2014, 5% 11/15/29 (c)	2,770	3,186
Austin Cmnty. College District Rev.:
(Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	1,335	1,230
(Round Rock Campus Proj.) Series 2008, 5.5% 8/1/20 (Pre-Refunded to 8/1/18 @ 100)	3,015	3,083
Austin Elec. Util. Sys. Rev. Series 2012 A, 5% 11/15/23	1,500	1,709
Bell County Gen. Oblig.:
5.25% 2/15/19	935	939
5.25% 2/15/19 (Pre-Refunded to 2/15/18 @ 100)	1,155	1,160
Brazosport College District:
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	235	236
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	1,765	1,773
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/31	1,200	1,379
5% 1/1/32	1,000	1,146
5% 1/1/34	2,000	2,280
5% 1/1/40	5,500	6,222
Series 2016:
5% 1/1/31	2,375	2,741
5% 1/1/32	5,000	5,752
5% 1/1/35	3,335	3,809
5% 1/1/36	1,625	1,853
Cypress-Fairbanks Independent School District:
Bonds:
Series 2014 B2, 1.4%, tender 8/17/20 (a)	5,710	5,682
Series 2014 B3, 1.4%, tender 8/17/20 (a)	6,185	6,160
Series 2015 B1, 0.9%, tender 8/15/18 (a)	13,645	13,582
Series 2014 C, 5% 2/15/44	5,800	6,589
Series 2016:
5% 2/15/22	5,000	5,645
5% 2/15/23	5,000	5,784
5% 2/15/24	25,135	29,725
5% 2/15/25	21,430	25,832
5% 2/15/27	3,580	4,342
Dallas Area Rapid Transit Sales Tax Rev.:
5.25% 12/1/38 (Pre-Refunded to 12/1/18 @ 100)	3,830	3,957
5.25% 12/1/38 (Pre-Refunded to 12/1/18 @ 100)	2,870	2,965
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A, 5% 11/1/19	1,000	1,059
Series 2014 B:
5% 11/1/26 (c)	3,005	3,394
5% 11/1/27 (c)	1,280	1,443
5% 11/1/28 (c)	2,845	3,194
5% 11/1/30 (c)	5,435	6,070
5% 11/1/31 (c)	11,485	12,805
5% 11/1/32 (c)	14,530	16,172
5% 11/1/33 (c)	10,000	11,101
5% 11/1/34 (c)	2,365	2,620
Dallas Independent School District:
Bonds:
Series 2016 B2, 4%, tender 2/15/18 (a)	6,030	6,046
Series 2016 B6, 5%, tender 2/15/22 (a)	3,735	4,177
Series 2008, 6.375% 2/15/34 (Pre-Refunded to 2/15/18 @ 100)	1,300	1,307
Denton Independent School District Series 2016, 0% 8/15/25	2,855	2,428
DeSoto Independent School District Series 2001, 0% 8/15/18	2,195	2,175
El Paso Gen. Oblig. Series 2014, 5% 8/15/18	4,095	4,185
Fort Bend Independent School District Bonds:
Series C, 1.35%, tender 8/1/20 (a)	3,180	3,174
Series D, 1.5%, tender 8/1/21 (a)	5,730	5,714
Fort Worth Independent School District:
Series 2015, 5% 2/15/22	2,840	3,198
Series 2016, 5% 2/15/26	3,635	4,430
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,575	2,722
Grand Parkway Trans. Corp.:
Series 2013 B:
5% 4/1/53	1,165	1,309
5.25% 10/1/51	2,500	2,848
5.5% 4/1/53	5,900	6,730
Series 2013 C, 5.125% 10/1/43	2,500	2,791
Harris County Gen. Oblig. Series 2012 C:
5% 8/15/24	1,075	1,219
5% 8/15/25	3,860	4,361
Harris County Health Facilities Dev. Corp. Hosp. Rev. (Memorial Hermann Healthcare Sys. Proj.) Series 2008 B, 7.25% 12/1/35 (Pre-Refunded to 12/1/18 @ 100)	2,400	2,521
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/20 (c)	8,000	8,603
Series 2012 A, 5% 7/1/23 (c)	2,400	2,683
Series A, 5.5% 7/1/39	6,000	6,113
Houston Gen. Oblig. Series 2017 A:
5% 3/1/23	2,155	2,473
5% 3/1/24	10,000	11,718
Houston Util. Sys. Rev.:
Series 2007, 5% 11/15/18	605	607
Series 2014 C, 5% 5/15/28	2,600	3,037
Series 2016 B, 5% 11/15/33	2,400	2,868
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/24	500	576
5% 10/15/26	700	817
5% 10/15/27	500	580
5% 10/15/29	650	747
5% 10/15/31	1,020	1,162
5% 10/15/35	1,465	1,650
5% 10/15/36	995	1,119
5% 10/15/39	1,250	1,399
5% 10/15/44	1,235	1,377
Love Field Arpt. Modernization Rev. Series 2015:
5% 11/1/30 (c)	1,400	1,630
5% 11/1/31 (c)	3,160	3,672
Lower Colorado River Auth. Rev.:
Series 2015 B:
5% 5/15/25	6,810	8,110
5% 5/15/27	3,000	3,530
5% 5/15/28	2,930	3,433
5% 5/15/29	8,500	9,921
Series 2015 D:
5% 5/15/22	850	959
5% 5/15/23	700	807
5% 5/15/24	1,220	1,434
5% 5/15/26	1,400	1,661
Midway Independent School District Series 2000, 0% 8/15/19	1,400	1,365
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2008 A, 1.22%, tender 2/1/18 (a)(c)	4,000	4,000
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/24	2,020	2,371
5% 8/15/25	2,500	2,971
5% 8/15/26	1,550	1,866
5% 8/15/27	610	741
5% 8/15/30	2,000	2,380
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	2,200	2,582
5% 4/1/28	1,435	1,674
North East Texas Independent School District Bonds Series 2013 B, 1.42%, tender 8/1/21 (a)	4,380	4,353
North Harris County Reg'l. Wtr. Auth. Series 2013:
4% 12/15/23	1,025	1,121
4% 12/15/24	1,825	1,989
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	1,275	1,514
5% 1/1/33	1,320	1,564
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	485	574
5% 1/1/31	680	799
5% 1/1/32	3,000	3,558
Series 2011 A:
5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	12,860	14,485
6% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	1,000	1,144
Series 2014 A:
5% 1/1/23	1,785	2,042
5% 1/1/24	5,000	5,846
Series 2015 B:
5% 1/1/29	10,000	11,778
5% 1/1/30	5,000	5,864
Series 2016 A, 5% 1/1/39	7,000	8,107
6% 1/1/23	275	275
6% 1/1/23 (Pre-Refunded to 1/1/18 @ 100)	1,925	1,925
Plano Independent School District:
Series 2008 A, 5.25% 2/15/23 (Pre-Refunded to 2/15/18 @ 100)	1,140	1,145
5% 2/15/19	5,800	6,024
Rockwall Independent School District Series 2015, 0% 2/15/25	1,665	1,433
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/18	1,230	1,262
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2015 B, 2%, tender 12/1/21 (a)	7,080	7,171
Series 2012, 5.25% 2/1/25	3,200	3,909
Series 2017:
5% 2/1/29	1,500	1,857
5% 2/1/30	1,000	1,231
5% 2/1/31	1,500	1,833
5% 2/1/33	1,200	1,456
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/23	4,800	5,447
5% 9/15/24	7,490	8,482
5% 9/15/25	9,295	10,482
San Antonio Wtr. Sys. Rev.:
Bonds Series 2014 B, 2%, tender 11/1/22 (a)	13,500	13,506
Series 2012, 5% 5/15/22	6,000	6,819
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009:
5% 10/1/19	3,045	3,217
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	2,180	2,307
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/25	1,000	1,157
5% 8/15/26	1,530	1,764
5% 8/15/28	1,620	1,856
5% 8/15/33	3,800	4,333
5.5% 9/1/43	5,350	6,013
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	5,665	5,870
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	2,660	2,757
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
(Christus Health Proj.) Series 2008 A, 6.25% 7/1/28 (Assured Guaranty Corp. Insured)	7,000	7,320
Series 2016 A:
5% 2/15/25	5,750	6,876
5% 2/15/34	2,100	2,480
Texas Gen. Oblig.:
Series 2011 A:
5% 8/1/19 (c)	1,545	1,624
5% 8/1/21 (c)	1,530	1,697
Series 2011 C:
5% 8/1/20 (c)	1,625	1,757
5% 8/1/21 (c)	1,460	1,619
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	285	287
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	2,915	2,941
Texas Private Activity Bond Surface Trans. Corp. Series 2013, 7% 12/31/38 (c)	16,000	19,052
Texas State Univ. Sys. Fing. Rev. Series 2017 A, 5% 3/15/29	4,665	5,691
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	17,585	18,721
Texas Wtr. Dev. Board Rev. Series 2017 A:
5% 4/15/22	4,250	4,818
5% 4/15/25	6,235	7,539
5% 10/15/25	2,630	3,207
5% 4/15/26	4,320	5,312
5% 4/15/29	6,500	8,094
5% 4/15/30	17,500	21,670
Travis County Gen. Oblig. Series 2016 A, 5% 3/1/24	2,990	3,528
Univ. of Houston Univ. Revs.:
Series 2008, 5.25% 2/15/25 (Pre-Refunded to 2/15/18 @ 100)	2,210	2,220
Series 2017 A, 5% 2/15/30	6,515	7,768
5.25% 2/15/25 (FSA Insured)	390	392
5.25% 2/15/25 (FSA Insured) (Pre-Refunded to 2/15/18 @ 100)	65	65
Univ. of Texas Board of Regents Sys. Rev.:
Series 2010, 5% 8/15/22	3,060	3,498
Series 2016 D:
5% 8/15/18	3,000	3,065
5% 8/15/20	2,000	2,170
5% 8/15/21	2,310	2,575
5% 8/15/22	2,500	2,858
Series 2016 E, 5% 8/15/22	2,685	3,069
Series 2016 J, 5% 8/15/22	3,190	3,646
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B:
5% 7/1/22	1,745	1,992
5% 7/1/29	1,790	2,175

TOTAL TEXAS		700,556

Utah - 0.3%
Riverton Hosp. Rev. (IHC Health Svcs., Inc.) Series 2009, 5% 8/15/18	2,500	2,553
Salt Lake City Arpt. Rev. Series 2017 A:
5% 7/1/26 (c)	1,155	1,400
5% 7/1/28 (c)	4,000	4,837
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	3,000	3,422
Utah Transit Auth. Sales Tax Rev. Series 2008 A, 5.25% 6/15/38 (Pre-Refunded to 6/15/18 @ 100)	4,235	4,308

TOTAL UTAH		16,520

Virginia - 0.8%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/22	1,000	1,136
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/27	1,300	1,497
5% 6/15/29	1,425	1,629
5% 6/15/33	1,520	1,717
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
4% 6/15/37	635	654
5% 6/15/32	1,800	2,060
5% 6/15/34	2,300	2,617
Virginia College Bldg. Auth. Edl. Facilities Rev. (21st Century College and Equip. Prog.) Series 2017 C, 5% 2/1/26	5,705	6,957
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/29	6,345	7,862
5% 5/15/30	12,395	15,285
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012, 5% 1/1/40 (c)	7,600	8,174
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/32	2,000	2,326
5% 1/1/33	2,590	2,996

TOTAL VIRGINIA		54,910

Washington - 2.2%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A, 0% 6/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,050	1,746
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,897
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/22	1,000	1,122
5% 1/1/23	1,000	1,134
5% 1/1/24	2,330	2,642
King County Highline School District # 401 Series 2009, 5% 12/1/18	8,690	8,962
King County Swr. Rev. Series 2009, 5.25% 1/1/42 (Pre-Refunded to 1/1/19 @ 100)	1,900	1,971
Port of Seattle Rev.:
Series 2016 B, 5% 10/1/29 (c)	4,750	5,587
Series 2016:
5% 2/1/27	1,240	1,497
5% 2/1/29	2,500	2,991
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (c)	885	1,005
Spokane County Wastewtr. Sys. Rev. Series 2009 A:
5% 12/1/18	1,255	1,295
5% 12/1/19	1,385	1,450
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/29	1,080	1,320
5% 1/1/36	1,175	1,399
Washington Gen. Oblig.:
Series 2018 A, 5% 8/1/32	14,850	18,008
Series 2018 D:
5% 8/1/32	25,025	30,348
5% 8/1/33	22,065	26,654
Series R 97A, 0% 7/1/19 (Escrowed to Maturity)	3,440	3,355
Series R-2017 A:
5% 8/1/27	1,785	2,186
5% 8/1/28	1,785	2,177
5% 8/1/30	1,785	2,158
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,200	2,404
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	245	288
5% 7/1/26	1,995	2,370
5% 7/1/29	2,485	2,966
(Providence Health Systems Proj.) Series 2006 C, 5.25% 10/1/33 (FSA Insured)	4,400	4,523
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/28	3,700	4,361
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/31	2,250	2,613
Series 2015, 5% 1/1/29	1,300	1,512
Washington Higher Ed. Facilities Auth. Rev.:
(Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/29	565	650
5% 10/1/31	1,335	1,526
Series 2016 A, 5% 10/1/30	1,275	1,462

TOTAL WASHINGTON		146,579

West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. (West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (Pre-Refunded to 12/1/18 @ 100)	1,400	1,450
Wisconsin - 1.1%
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A:
5% 5/15/23 (b)	1,280	1,418
5% 5/15/30 (b)	1,170	1,289
5.25% 5/15/37 (b)	355	390
5.25% 5/15/42 (b)	435	476
5.25% 5/15/47 (b)	435	474
5.25% 5/15/52 (b)	815	886
Series 2017 B-1 3.95% 11/15/24 (b)	370	377
Series 2017 B-2, 3.5% 11/15/23 (b)	470	475
Series 2017 B-3, 3% 11/15/22 (b)	645	647
Pub. Fin. Auth. Solid Waste (Waste Mgmt., Inc. Proj.):
Series 2017 A-1, 1.25% 6/1/23 (c)	10,000	9,999
Series 2017 A-2, 1.25% 10/1/25 (c)	3,000	2,995
Wisconsin Gen. Oblig. Series 2008 D, 5.5% 5/1/26 (Pre-Refunded to 5/1/18 @ 100)	1,100	1,115
Wisconsin Health & Edl. Facilities:
Bonds Series 2013:
4%, tender 3/1/18 (a)	10	10
4%, tender 3/1/18 (a)	3,170	3,183
Series 2010:
5.75% 7/1/30	1,265	1,378
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	735	807
Series 2014 A:
5% 11/15/24	8,765	10,390
5% 11/15/27	6,710	7,839
Series 2014:
5% 5/1/26	835	935
5% 5/1/28	1,800	1,990
5% 5/1/29	890	978
Series 2016, 4% 2/15/38	1,295	1,356
Series 2017 A:
5% 9/1/34	1,800	2,034
5% 9/1/36	2,165	2,437
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010, 5.5% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	1,800	1,965
Series 2013 B:
5% 7/1/25	1,000	1,144
5% 7/1/36	6,985	7,745
Series 2012:
5% 6/1/27	1,800	1,985
5% 6/1/32	1,025	1,118
5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	1,650	1,884
5% 6/1/39	2,415	2,606

TOTAL WISCONSIN		72,325

Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	6,350	6,721
TOTAL MUNICIPAL BONDS
(Cost $5,686,033)		5,851,444

Municipal Notes - 7.9%
Connecticut - 0.0%
Tolland Gen. Oblig. BAN Series 2017, 2% 5/24/18	2,400	$2,405
Illinois - 0.4%
Chicago Board of Ed. Participating VRDN Series Floaters XG 01 08, 1.89% 1/5/18 (Liquidity Facility Barclays Bank PLC) (a)(f)	25,360	25,360
Massachusetts - 0.1%
Webster Gen. Oblig. BAN Series 2017 B, 2.25% 10/12/18	4,200	4,221
New Jersey - 1.3%
Belmar Gen. Oblig. BAN Series 2017, 3% 2/9/18	20,295	20,323
Carteret Gen. Oblig. BAN Series 2017, 2.5% 10/25/18	5,250	5,288
Hackensack City Tax Appeal Nts BAN Series 2017, 1.5% 4/18/18	10,045	10,041
Holmdel Township Gen. Oblig. BAN Series 2017, 2.5% 10/26/18	3,886	3,916
Howell Township Gen. Oblig. BAN Series 2017 A, 3% 10/17/18	13,130	13,280
Maple Shade Township BAN Series 2017, 2.25% 9/7/18	3,970	3,982
Millstone Township Gen. Oblig. BAN Series 2017, 2.25% 9/12/18	3,978	3,995
New Brunswick Gen. Oblig. BAN Series 2017, 2% 6/4/18	17,100	17,128
Roselle County of Union BAN Series 2017, 2.25% 9/14/18	4,300	4,316
South Brunswick Township BAN Series 2017, 2.25% 10/2/18	4,500	4,523

TOTAL NEW JERSEY		86,792

New York - 5.0%
Broome County Gen. Oblig. BAN 2.5% 5/4/18	31,200	31,284
Canastota Central School District BAN Series 2017, 2.5% 7/20/18	5,400	5,425
Canton Cent School District BAN Series 2017, 2.25% 6/29/18	4,950	4,963
Central Valley Central School District BAN Series 2017, 2.5% 6/29/18	9,100	9,132
Copiague Union Free School District TAN Series 2017, 2% 6/21/18	9,100	9,119
Corning School District Gen. Oblig. BAN Series 2017 B, 2.25% 6/21/18	7,100	7,124
East Aurora Union Free School District BAN Series A, 2.25% 8/1/18	3,600	3,610
Elmira City School District BAN Series B, 2.25% 6/28/18	4,900	4,913
Gloversville School District BAN Series 2017, 2.25% 10/19/18	6,800	6,835
Jamestown City School District BAN Series 2017, 2.5% 6/21/18	20,300	20,365
Lansingburgh Central School District BAN Series 2017, 2.5% 7/20/18	5,900	5,927
Lyons Cent School District BAN Series 2017, 2.25% 6/29/18	4,200	4,211
Marcellus Central School District BAN Series 2017, 2.25% 6/29/18	4,100	4,112
Nassau County Gen. Oblig. TAN Series 2017 B, 3% 9/18/18	7,800	7,875
North Tonawanda City School District BAN Series 2017, 2.2% 8/24/18	9,200	9,236
Queensbury Union Free School District BAN Series 2017, 2.5% 7/13/18	9,700	9,742
Red Creek Central School District BAN Series 2017, 2.25% 6/29/18	6,400	6,415
Rockland County Gen. Oblig. TAN Series 2017, 2.5% 3/22/18	4,600	4,608
Rome City School District BAN Series 2017, 2.25% 8/3/18	12,500	12,537
Schoharie County BAN Series 2017, 2.5% 11/8/18	11,000	11,087
South Glens Falls Central School District BAN Series 2017 A, 2.25% 7/27/18	11,400	11,436
Suffolk County Gen. Oblig. TAN:
Series 2017 I, 2.25% 9/27/18	55,900	56,084
Series 2017, 2.5% 7/25/18	29,600	29,715
Syracuse Gen. Oblig. RAN:
Series 2017, 2.25% 6/29/18	25,500	25,584
Series B, 2.25% 7/10/18	21,600	21,673

TOTAL NEW YORK		323,012

Ohio - 0.2%
Avon Lake BAN Series 2017, 2.5% 7/11/18	8,500	8,537
Brunswick Ohio City School District BAN Series 2017, 2.5% 5/31/18	5,000	5,017

TOTAL OHIO		13,554

Texas - 0.9%
Texas Gen. Oblig. TRAN Series 2017, 4% 8/30/18	58,900	59,872
TOTAL MUNICIPAL NOTES
(Cost $516,438)		515,216
TOTAL INVESTMENT IN SECURITIES - 97.8%
(Cost $6,202,471)		6,366,660
NET OTHER ASSETS (LIABILITIES) - 2.2%		144,604
NET ASSETS - 100%		$6,511,264

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

RAN – REVENUE ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $58,772,000 or 0.9% of net assets.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$1,557
Total	$1,557

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	39.1%
Health Care	15.8%
Transportation	14.1%
Escrowed/Pre-Refunded	7.9%
Electric Utilities	6.8%
Others* (Individually Less Than 5%)	16.3%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,202,471)		$6,366,660
Cash		56,916
Receivable for investments sold		11,300
Receivable for fund shares sold		13,616
Interest receivable		76,543
Distributions receivable from Fidelity Central Funds		70
Prepaid expenses		10
Other receivables		8
Total assets		6,525,123
Liabilities
Payable for fund shares redeemed	$7,996
Distributions payable	3,750
Accrued management fee	1,315
Distribution and service plan fees payable	68
Other affiliated payables	669
Other payables and accrued expenses	61
Total liabilities		13,859
Net Assets		$6,511,264
Net Assets consist of:
Paid in capital		$6,342,039
Undistributed net investment income		566
Accumulated undistributed net realized gain (loss) on investments		4,470
Net unrealized appreciation (depreciation) on investments		164,189
Net Assets		$6,511,264
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($91,038 ÷ 8,753.1 shares)		$10.40
Maximum offering price per share (100/96.00 of $10.40)		$10.83
Class M:
Net Asset Value and redemption price per share ($18,487 ÷ 1,778.6 shares)		$10.39
Maximum offering price per share (100/96.00 of $10.39)		$10.82
Class C:
Net Asset Value and offering price per share ($54,294 ÷ 5,218.3 shares)(a)		$10.40
Intermediate Municipal Income:
Net Asset Value, offering price and redemption price per share ($5,371,860 ÷ 516,844.2 shares)		$10.39
Class I:
Net Asset Value, offering price and redemption price per share ($975,585 ÷ 93,717.7 shares)		$10.41

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2017
Investment Income
Interest		$179,308
Income from Fidelity Central Funds		1,552
Total income		180,860
Expenses
Management fee	$15,118
Transfer agent fees	6,594
Distribution and service plan fees	891
Accounting fees and expenses	703
Custodian fees and expenses	44
Independent trustees' fees and expenses	23
Registration fees	207
Audit	62
Legal	16
Miscellaneous	48
Total expenses before reductions	23,706
Expense reductions	(42)	23,664
Net investment income (loss)		157,196
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,301
Fidelity Central Funds	1
Capital gain distributions from Fidelity Central Funds	5
Total net realized gain (loss)		6,307
Change in net unrealized appreciation (depreciation) on investment securities		101,842
Net gain (loss)		108,149
Net increase (decrease) in net assets resulting from operations		$265,345

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$157,196	$149,967
Net realized gain (loss)	6,307	22,049
Change in net unrealized appreciation (depreciation)	101,842	(185,656)
Net increase (decrease) in net assets resulting from operations	265,345	(13,640)
Distributions to shareholders from net investment income	(156,998)	(149,863)
Distributions to shareholders from net realized gain	(1,849)	(22,361)
Total distributions	(158,847)	(172,224)
Share transactions - net increase (decrease)	478,270	475,371
Redemption fees	–	54
Total increase (decrease) in net assets	584,768	289,561
Net Assets
Beginning of period	5,926,496	5,636,935
End of period	$6,511,264	$5,926,496
Other Information
Undistributed net investment income end of period	$566	$464

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Municipal Income Fund Class A

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.21	$10.51	$10.56	$10.18	$10.66
Income from Investment Operations
Net investment income (loss)A	.238	.231	.234	.256	.272
Net realized and unrealized gain (loss)	.192	(.262)	(.048)	.388	(.460)
Total from investment operations	.430	(.031)	.186	.644	(.188)
Distributions from net investment income	(.237)	(.231)	(.234)	(.257)	(.271)
Distributions from net realized gain	(.003)	(.038)	(.002)	(.007)	(.021)
Total distributions	(.240)	(.269)	(.236)	(.264)	(.292)
Redemption fees added to paid in capital	–	–A,B	–A,B	–A,B	–A,B
Net asset value, end of period	$10.40	$10.21	$10.51	$10.56	$10.18
Total ReturnC,D	4.25%	(.34)%	1.79%	6.38%	(1.78)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.68%	.69%	.67%	.66%
Expenses net of fee waivers, if any	.69%	.68%	.69%	.67%	.66%
Expenses net of all reductions	.69%	.67%	.69%	.67%	.65%
Net investment income (loss)	2.29%	2.19%	2.24%	2.45%	2.61%
Supplemental Data
Net assets, end of period (in millions)	$91	$134	$148	$115	$108
Portfolio turnover rateG	26%	28%	14%	17%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class M

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.21	$10.51	$10.55	$10.17	$10.65
Income from Investment Operations
Net investment income (loss)A	.239	.235	.239	.260	.273
Net realized and unrealized gain (loss)	.183	(.262)	(.039)	.388	(.460)
Total from investment operations	.422	(.027)	.200	.648	(.187)
Distributions from net investment income	(.239)	(.235)	(.238)	(.261)	(.272)
Distributions from net realized gain	(.003)	(.038)	(.002)	(.007)	(.021)
Total distributions	(.242)	(.273)	(.240)	(.268)	(.293)
Redemption fees added to paid in capital	–	–A,B	–A,B	–A,B	–A,B
Net asset value, end of period	$10.39	$10.21	$10.51	$10.55	$10.17
Total ReturnC,D	4.17%	(.30)%	1.93%	6.43%	(1.77)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.66%	.64%	.65%	.63%	.64%
Expenses net of fee waivers, if any	.66%	.64%	.65%	.63%	.64%
Expenses net of all reductions	.66%	.64%	.65%	.63%	.64%
Net investment income (loss)	2.31%	2.22%	2.28%	2.48%	2.62%
Supplemental Data
Net assets, end of period (in millions)	$18	$19	$19	$18	$17
Portfolio turnover rateG	26%	28%	14%	17%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class C

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.22	$10.52	$10.56	$10.18	$10.66
Income from Investment Operations
Net investment income (loss)A	.160	.152	.156	.176	.191
Net realized and unrealized gain (loss)	.183	(.262)	(.038)	.389	(.460)
Total from investment operations	.343	(.110)	.118	.565	(.269)
Distributions from net investment income	(.160)	(.152)	(.156)	(.178)	(.190)
Distributions from net realized gain	(.003)	(.038)	(.002)	(.007)	(.021)
Total distributions	(.163)	(.190)	(.158)	(.185)	(.211)
Redemption fees added to paid in capital	–	–A,B	–A,B	–A,B	–A,B
Net asset value, end of period	$10.40	$10.22	$10.52	$10.56	$10.18
Total ReturnC,D	3.37%	(1.08)%	1.13%	5.58%	(2.54)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.43%	1.42%	1.44%	1.43%	1.43%
Expenses net of fee waivers, if any	1.43%	1.42%	1.44%	1.43%	1.43%
Expenses net of all reductions	1.43%	1.42%	1.44%	1.43%	1.43%
Net investment income (loss)	1.54%	1.44%	1.49%	1.69%	1.83%
Supplemental Data
Net assets, end of period (in millions)	$54	$61	$60	$61	$62
Portfolio turnover rateG	26%	28%	14%	17%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.21	$10.51	$10.55	$10.17	$10.65
Income from Investment Operations
Net investment income (loss)A	.270	.265	.269	.287	.301
Net realized and unrealized gain (loss)	.183	(.262)	(.038)	.389	(.459)
Total from investment operations	.453	.003	.231	.676	(.158)
Distributions from net investment income	(.270)	(.265)	(.269)	(.289)	(.301)
Distributions from net realized gain	(.003)	(.038)	(.002)	(.007)	(.021)
Total distributions	(.273)	(.303)	(.271)	(.296)	(.322)
Redemption fees added to paid in capital	–	–A,B	–A,B	–A,B	–A,B
Net asset value, end of period	$10.39	$10.21	$10.51	$10.55	$10.17
Total ReturnC	4.48%	(.01)%	2.23%	6.71%	(1.50)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.36%	.35%	.36%	.37%	.37%
Expenses net of fee waivers, if any	.36%	.35%	.36%	.37%	.37%
Expenses net of all reductions	.36%	.35%	.36%	.36%	.37%
Net investment income (loss)	2.61%	2.51%	2.57%	2.75%	2.89%
Supplemental Data
Net assets, end of period (in millions)	$5,372	$4,953	$4,746	$4,453	$3,890
Portfolio turnover rateF	26%	28%	14%	17%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class I

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.22	$10.52	$10.57	$10.19	$10.67
Income from Investment Operations
Net investment income (loss)A	.263	.257	.261	.282	.295
Net realized and unrealized gain (loss)	.193	(.261)	(.048)	.389	(.459)
Total from investment operations	.456	(.004)	.213	.671	(.164)
Distributions from net investment income	(.263)	(.258)	(.261)	(.284)	(.295)
Distributions from net realized gain	(.003)	(.038)	(.002)	(.007)	(.021)
Total distributions	(.266)	(.296)	(.263)	(.291)	(.316)
Redemption fees added to paid in capital	–	–A,B	–A,B	–A,B	–A,B
Net asset value, end of period	$10.41	$10.22	$10.52	$10.57	$10.19
Total ReturnC	4.50%	(.09)%	2.05%	6.65%	(1.55)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.44%	.43%	.44%	.41%	.42%
Expenses net of fee waivers, if any	.44%	.43%	.44%	.41%	.42%
Expenses net of all reductions	.44%	.43%	.44%	.41%	.42%
Net investment income (loss)	2.54%	2.43%	2.49%	2.70%	2.84%
Supplemental Data
Net assets, end of period (in millions)	$976	$760	$663	$609	$468
Portfolio turnover rateF	26%	28%	14%	17%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Intermediate Municipal Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period January 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$183,651
Gross unrealized depreciation	(19,100)
Net unrealized appreciation (depreciation)	$164,551
Tax Cost	$6,202,109

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$201
Undistributed long-term capital gain	$4,475
Net unrealized appreciation (depreciation) on securities and other investments	$164,551

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Tax-exempt Income	$156,998	$149,863
Ordinary Income	-	588
Long-term Capital Gains	1,849	21,773
Total	$158,847	$172,224

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,949,168 and $1,450,634, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The fee is based on an annual asset based fee of .11% of the Fund's average net assets plus an income based fee of 5% of the Fund's gross income throughout the month. For the reporting period, the total annual management fee rate was .25% of average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$271	$–
Class M	-%	.25%	47	–
Class C	.75%	.25%	573	56
			$891	$56

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class M	1
Class C(a)	5
$14

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$183.17
Class M	27.15
Class C	96.17
Intermediate Municipal Income	4,915.10
Class I	1,373.17
	$6,594

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $19 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $42.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Class A	$2,481	$3,466
Class M	431	440
Class B	–	6
Class C	884	921
Intermediate Municipal Income	132,666	126,499
Class I	20,536	18,531
Total	$156,998	$149,863
From net realized gain
Class A	$28	$569
Class M	5	70
Class C	16	234
Intermediate Municipal Income	1,527	18,501
Class I	273	2,987
Total	$1,849	$22,361

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Class A
Shares sold	1,569	5,732	$16,212	$60,688
Reinvestment of distributions	224	337	2,317	3,538
Shares redeemed	(6,176)	(7,012)	(63,672)	(73,308)
Net increase (decrease)	(4,383)	(943)	$(45,143)	$(9,082)
Class M
Shares sold	166	293	$1,714	$3,072
Reinvestment of distributions	40	43	417	457
Shares redeemed	(269)	(286)	(2,792)	(2,998)
Net increase (decrease)	(63)	50	$(661)	$531
Class B
Shares sold	–	1	$–	$7
Reinvestment of distributions	–	–(a)	–	4
Shares redeemed	–	(91)	–	(974)
Net increase (decrease)	–	(90)	$–	$(963)
Class C
Shares sold	473	1,497	$4,910	$15,866
Reinvestment of distributions	77	96	800	1,005
Shares redeemed	(1,278)	(1,381)	(13,247)	(14,509)
Net increase (decrease)	(728)	212	$(7,537)	$2,362
Intermediate Municipal Income
Shares sold	132,929	138,848	$1,375,900	$1,453,884
Reinvestment of distributions	8,809	9,716	91,199	102,084
Shares redeemed	(110,185)	(114,937)	(1,138,030)	(1,196,764)
Net increase (decrease)	31,553	33,627	$329,069	$359,204
Class I
Shares sold	61,657	37,171	$641,157	$392,949
Reinvestment of distributions	1,691	1,558	17,540	16,384
Shares redeemed	(44,009)	(27,352)	(456,155)	(286,014)
Net increase (decrease)	19,339	11,377	$202,542	$123,319

 (a) In the amount of less than five hundred shares.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Intermediate Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Intermediate Municipal Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Class A	.68%
Actual		$1,000.00	$1,015.50	$3.45
Hypothetical-C		$1,000.00	$1,021.78	$3.47
Class M	.65%
Actual		$1,000.00	$1,015.70	$3.30
Hypothetical-C		$1,000.00	$1,021.93	$3.31
Class C	1.42%
Actual		$1,000.00	$1,011.70	$7.20
Hypothetical-C		$1,000.00	$1,018.05	$7.22
Intermediate Municipal Income	.36%
Actual		$1,000.00	$1,017.20	$1.83
Hypothetical-C		$1,000.00	$1,023.39	$1.84
Class I	.43%
Actual		$1,000.00	$1,016.80	$2.19
Hypothetical-C		$1,000.00	$1,023.04	$2.19

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Intermediate Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Intermediate Municipal Income Fund
Class A	02/12/18	02/09/18	$0.008
Class M	02/12/18	02/09/18	$0.008
Class C	02/12/18	02/09/18	$0.008
Intermediate Municipal Income	02/12/18	02/09/18	$0.008
Class I	02/12/18	02/09/18	$0.008

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $6,358,841, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2017, 100% of the fund's income dividends were free from federal income tax, and 7.81% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Intermediate Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M (formerly Class T), Class I, and the retail class ranked below the competitive median for 2016 and the total expense ratio of Class C ranked equal to the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ALIM-ANN-0218
1.820152.112

Fidelity® Intermediate Municipal Income Fund Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Municipal Income Fund	4.48%	2.34%	3.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Municipal Income Fund, a class of the fund, on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,321	Fidelity® Intermediate Municipal Income Fund
$15,464	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2017, tax-exempt municipal bonds performed well, with the Bloomberg Barclays Municipal Bond Index gaining 5.45%, supported by strong demand and steady economic growth. Munis spent the majority of the year in recovery mode from their steep post-election sell-off in late 2016. It became clear to many investors that tax, health care and infrastructure initiatives proposed by the Trump administration, each of which had the potential to negatively affect muni prices, would take time to develop and implement. Returns were robust through August, then moderated through the end of the year amid record-setting supply due to municipal issuers accelerating their financing plans ahead of federal tax reform enacted in December. Demand for municipals, however, remained firm and offset this surge in issuance, as investors added exposure in anticipation of lower supply in 2018. There was some differentiation in performance across municipal sectors this period. General obligation bonds overall returned 5.24%, while securities tied to specific revenue streams or projects rose 6.00%. Looking ahead, market volatility is possible as the details of proposed policy changes emerge and the U.S. Federal Reserve reacts to job growth and inflation trends.

Comments from Co-Portfolio Managers Mark Sommer, Cormac Cullen and Kevin Ramundo:  For the calendar year 2017, the fund’s share classes gained about 4%, generally in line, net of fees, with the 4.33% return of the Bloomberg Barclays 1-17 Year Municipal Bond Index. Overweighting bonds issued by Chicago Public Schools and the state of Illinois added value, as these were among the best performers in the muni market in 2017. Our yield curve positioning also helped relative performance. We ventured outside the benchmark's maturity range into bonds greater than 17 years, while underweighting bonds in the two- to five-year range. Bonds longer than 17 years outperformed two- to five-year securities, whose yields rose most on a relative basis. Our larger-than-benchmark exposure to lower-rated investment-grade securities added value as well. The only notable detractor was our larger-than-index exposure to bonds issued by South Carolina Public Service Authority, which performed poorly. The securities were under pressure because the electric utility abandoned construction of a nuclear generating plant, a project that ran into significant delays and cost overruns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2017

% of fund's net assets
Illinois	14.7
Florida	12.6
Texas	11.7
New York	10.0
New Jersey	4.8

Top Five Sectors as of December 31, 2017

% of fund's net assets
General Obligations	39.1
Health Care	15.8
Transportation	14.1
Escrowed/Pre-Refunded	7.9
Electric Utilities	6.8

Quality Diversification (% of fund's net assets)

As of December 31, 2017
AAA	6.7%
AA,A	64.8%
BBB	13.0%
BB and Below	1.7%
Not Rated	3.7%
Short-Term Investments and Net Other Assets	10.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 89.9%
	Principal Amount (000s)	Value (000s)
Alabama - 1.0%
Mobile County Board of School Commissioners Series 2016 B:
5% 3/1/29	$6,050	$7,126
5% 3/1/30	6,305	7,401
5% 3/1/31	6,320	7,383
5% 3/1/32	5,075	5,909
5% 3/1/33	7,380	8,563
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	7,575	7,539
Montgomery Med. Clinic Facilities:
5% 3/1/26	2,000	2,327
5% 3/1/27	4,030	4,625
5% 3/1/28	4,350	4,969
5% 3/1/29	3,570	4,061
5% 3/1/30	4,305	4,864

TOTAL ALABAMA		64,767

Alaska - 0.3%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/33	7,450	8,622
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/33	7,800	9,153

TOTAL ALASKA		17,775

Arizona - 3.2%
Arizona Ctfs. of Prtn. Series 2010 A:
5% 10/1/18 (FSA Insured)	2,500	2,561
5.25% 10/1/20 (FSA Insured)	6,695	7,112
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2008 D, 6% 1/1/27 (Pre-Refunded to 1/1/18 @ 100)	1,400	1,400
Arizona School Facilities Board Ctfs. of Prtn. Series 2008, 5.75% 9/1/22 (Pre-Refunded to 9/1/18 @ 100)	15,000	15,422
Glendale Gen. Oblig.:
Series 2015, 4% 7/1/21 (FSA Insured)	2,210	2,376
Series 2017:
5% 7/1/23	3,675	4,242
5% 7/1/25	3,345	3,994
5% 7/1/28	1,510	1,843
5% 7/1/32	3,000	3,594
Glendale Sr. Excise Tax Rev. Series 2015 A:
5% 7/1/27	8,000	9,528
5% 7/1/28	7,470	8,857
5% 7/1/29	8,140	9,633
Glendale Trans. Excise Tax Rev.:
5% 7/1/24 (FSA Insured)	1,820	2,135
5% 7/1/25 (FSA Insured)	2,125	2,531
5% 7/1/26 (FSA Insured)	3,670	4,379
Maricopa County Indl. Dev. Auth. Rev.:
Bonds:
Series B, 5%, tender 10/18/22 (a)	14,800	16,867
Series C, 5%, tender 10/18/24 (a)	10,000	11,785
Series 2016 A:
4% 1/1/24	6,500	7,231
5% 1/1/22	2,500	2,802
5% 1/1/23	5,000	5,738
5% 1/1/24	2,050	2,396
5% 1/1/25	7,785	9,252
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (b)	800	817
6% 1/1/48 (b)	3,755	3,857
Maricopa County Mesa Unified School District # 4 Series 2016, 4% 7/1/18	2,100	2,127
McAllister Academic Village LLC Rev. (Arizona State Univ. Hassayampa Academic Village Proj.) Series 2016, 5% 7/1/21	1,785	1,978
Phoenix Civic Impt. Board Arpt. Rev. Series 2017 A:
5% 7/1/27 (c)	2,250	2,755
5% 7/1/28 (c)	3,175	3,866
Phoenix Civic Impt. Corp. Excise Tax Rev.:
Series 2011 A, 5% 7/1/20	1,050	1,136
Series 2011 C, 5% 7/1/21	1,000	1,112
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2009 A, 5% 7/1/18	7,665	7,799
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 1.22%, tender 2/1/18 (a)(c)	34,080	34,078
Pima County Swr. Sys. Rev.:
Series 2011 B:
5% 7/1/20	2,150	2,323
5% 7/1/25 (Pre-Refunded to 7/1/21 @ 100)	2,000	2,220
Series 2012 A:
5% 7/1/22	500	569
5% 7/1/23	1,100	1,249
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.):
Series 2017 A:
6.125% 10/1/47 (b)	505	520
6.125% 10/1/52 (b)	505	518
Series 2017 B:
4% 10/1/23 (b)	7,700	7,739
6% 10/1/37 (b)	255	262

TOTAL ARIZONA		210,603

Arkansas - 0.0%
Little Rock School District Series 2017, 3% 2/1/22	3,160	3,293
California - 4.7%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2009 B, 6.25% 8/1/39	1,700	1,825
Alameda Corridor Trans. Auth. Rev. Series 2013 A, 5% 10/1/23	2,160	2,543
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	8,845	9,270
Series B, 2.85%, tender 4/1/25 (a)	7,230	7,565
Series C, 2.1%, tender 4/1/22 (a)	6,750	6,791
California Dept. of Wtr. Resources Series AI:
5% 12/1/25	2,195	2,468
5% 12/1/29 (Pre-Refunded to 12/1/21 @ 100)	4,865	5,484
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	50	50
Series 2016, 5% 9/1/29	2,835	3,463
5% 8/1/26	15,000	18,544
5% 8/1/29	7,175	8,756
5.25% 12/1/33	110	110
5.25% 4/1/34	30	30
5.5% 4/1/30	5	5
5.5% 8/1/30	10,000	10,236
6% 4/1/38	7,500	7,907
California Health Facilities Fing. Auth. Rev.:
(Providence Health and Svcs. Proj.) Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	100	104
(St. Joseph Health Sys. Proj.) Series 2013 A, 5% 7/1/25	4,000	4,664
Series 2011 D, 5% 8/15/35	3,000	3,337
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 1.22%, tender 8/1/23 (a)(b)(c)	23,555	23,544
California Pub. Works Board Lease Rev.:
(Univ. Proj.) Series 2011 B, 5.25% 10/1/24 (Pre-Refunded to 10/1/21 @ 100)	4,345	4,906
(Various Cap. Projs.):
Series 2011 A:
5.25% 10/1/24	4,000	4,507
5.25% 10/1/25	4,000	4,502
Series 2012 A:
5% 4/1/21	7,000	7,712
5% 4/1/22	2,100	2,372
5% 4/1/23	5,000	5,675
Series 2012 G:
5% 11/1/23	1,000	1,151
5% 11/1/24	1,000	1,148
(Various Judicial Council Projs.) Series 2011 D:
5% 12/1/20	3,250	3,551
5% 12/1/21	2,500	2,800
Series 2010 A, 5.75% 3/1/30 (Pre-Refunded to 3/1/20 @ 100)	4,100	4,465
California Statewide Cmntys. Dev. Auth. Series 2016, 5% 5/15/18	1,000	1,014
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice-Gen. Proj.) Series 2009, 5.25% 7/1/20	600	654
Elsinore Valley Muni. Wtr. District Ctfs. of Prtn. Series 2008 A:
5% 7/1/21 (Pre-Refunded to 7/1/18 @ 100)	1,815	1,847
5% 7/1/22 (Pre-Refunded to 7/1/18 @ 100)	3,155	3,211
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 5% 6/1/29	5,000	5,771
Series 2017 A1:
5% 6/1/25	4,000	4,640
5% 6/1/26	1,000	1,172
Series A, 0% 6/1/24 (AMBAC Insured)	6,015	5,185
Los Angeles Cmnty. College District:
Series 2008 A, 6% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	4,000	4,282
Series 2010 C, 5.25% 8/1/39 (Pre-Refunded to 8/1/20 @ 100)	3,700	4,039
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/18 (AMBAC Insured)	1,425	1,429
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2015 A, 5% 7/1/29	10,000	11,899
Los Angeles Wastewtr. Sys. Rev. Series 2009 A, 5.75% 6/1/34 (Pre-Refunded to 6/1/19 @ 100)	1,780	1,884
Modesto Irrigation District Elec. Rev. Series 2011 A:
5% 7/1/22	1,000	1,110
5% 7/1/23	3,800	4,211
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A:
5% 7/1/19	1,185	1,243
5% 7/1/20	2,000	2,103
5% 7/1/21	1,500	1,575
5% 7/1/22	2,250	2,362
Oakland Gen. Oblig. Series 2009 B, 6% 1/15/34 (Pre-Refunded to 1/15/19 @ 100)	1,485	1,555
Oakland Unified School District Alameda County:
Series 2013, 6.25% 8/1/28 (Pre-Refunded to 8/1/21 @ 100)	1,860	2,158
Series 2015 A:
5% 8/1/26 (FSA Insured)	3,500	4,271
5% 8/1/28	1,000	1,208
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/23	5,865	6,617
Port of Oakland Rev. Series 2012 P, 5% 5/1/22 (c)	5,000	5,650
Poway Unified School District Pub. Fing.:
5% 9/1/25	1,160	1,357
5% 9/1/28	1,600	1,830
5% 9/1/32	1,685	1,891
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,115	2,427
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Proctor & Gamble Proj.) Series 2009:
5.25% 7/1/20	700	763
5.25% 7/1/21	700	786
San Bernardino Cmnty. College District Series A, 6.5% 8/1/27 (Pre-Refunded to 8/1/18 @ 100)	3,500	3,601
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.):
Series 2009 A:
5% 8/1/19	8,465	8,905
5.25% 8/1/26	2,200	2,328
5.5% 8/1/20	2,000	2,120
Series 2009 B, 5% 8/1/18	7,355	7,502
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/23	8,900	10,100
San Diego Pub. Facilities Fing. Auth. Swr. Rev. Series 2009 A, 5% 5/15/22 (Pre-Refunded to 5/15/19 @ 100)	2,000	2,095
San Diego Unified School District Series 2008 C, 0% 7/1/34	2,600	1,530
San Marcos Unified School District Series 2010 B:
0% 8/1/35	3,675	2,053
0% 8/1/37	2,000	1,024
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900	1,817
Union Elementary School District Series A, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,310	1,251
Univ. of California Revs. Series 2016, 5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	1,055	1,109
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/40	3,500	4,187
West Contra Costa Unified School District Series 2012, 5% 8/1/26	7,895	9,023

TOTAL CALIFORNIA		308,274

Colorado - 1.0%
Colorado Health Facilities Auth. (Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	6,500	7,321
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	11,100	10,088
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	7,585	8,319
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-2, 5%, tender 3/1/22 (a)	7,295	8,088
Denver City & County Arpt. Rev.:
Seried 2017 A, 5% 11/15/27 (c)	1,055	1,289
Series 2017 A:
5% 11/15/24 (c)	2,295	2,693
5% 11/15/28 (c)	5,000	6,077
5% 11/15/29 (c)	5,000	6,048
5% 11/15/30 (c)	4,000	4,815
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B:
0% 9/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,570	2,543
0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,905	4,641
Series 2010 A:
0% 9/1/35	2,000	1,038
0% 9/1/37	3,000	1,423
0% 9/1/38	3,760	1,710

TOTAL COLORADO		66,093

Connecticut - 0.5%
Connecticut Gen. Oblig.:
Series 2009 B, 5% 3/1/18	4,965	4,992
Series 2012 E, 5% 9/15/23	3,000	3,347
Series 2016 A:
4% 3/15/18	21,100	21,201
5% 3/15/26	3,030	3,559

TOTAL CONNECTICUT		33,099

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/22	3,000	3,351
5% 1/1/24	1,270	1,476
5% 1/1/25	2,750	3,200

TOTAL DELAWARE, NEW JERSEY		8,027

District Of Columbia - 0.6%
District of Columbia Income Tax Rev. Series 2011 A, 5% 12/1/36	4,200	4,670
District of Columbia Rev. Series A, 5% 6/1/40	6,700	7,115
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2017 A:
5% 10/1/29 (c)	5,605	6,810
5% 10/1/31 (c)	2,405	2,890
5% 10/1/34 (c)	2,000	2,379
5% 10/1/36 (c)	1,875	2,221
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/34	8,230	9,882

TOTAL DISTRICT OF COLUMBIA		35,967

Florida - 12.6%
Brevard County School Board Ctfs. of Prtn.:
Series 2014:
5% 7/1/27	3,300	3,869
5% 7/1/30	7,455	8,663
Series 2015 C, 5% 7/1/24	3,000	3,550
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/23	3,100	3,532
Series 2017:
5% 10/1/28 (c)	1,000	1,216
5% 10/1/30 (c)	2,110	2,541
5% 10/1/31 (c)	3,190	3,824
Series A:
5% 10/1/29 (c)	4,210	4,953
5% 10/1/31 (c)	3,000	3,502
5% 10/1/32 (c)	4,000	4,654
Broward County School Board Ctfs. of Prtn.:
Series 2012 A:
5% 7/1/21	5,380	5,961
5% 7/1/22	5,000	5,644
5% 7/1/25	5,635	6,327
5% 7/1/26	24,585	27,504
Series 2015 A:
5% 7/1/26	11,500	13,714
5% 7/1/27	9,165	10,880
5% 7/1/28	4,000	4,728
Series 2015 B:
5% 7/1/25	2,160	2,568
5% 7/1/26	11,670	13,916
5% 7/1/27	7,900	9,379
5% 7/1/28	13,510	15,967
Series 2016, 5% 7/1/32	2,500	2,955
Citizens Property Ins. Corp.:
Series 2011 A1, 5% 6/1/18	2,000	2,029
Series 2012 A1:
5% 6/1/18	2,800	2,840
5% 6/1/21	2,710	2,984
5% 6/1/22	2,160	2,436
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/21	1,300	1,458
5% 12/1/23 (Pre-Refunded to 12/1/21 @ 100)	2,245	2,519
5% 12/1/24 (Pre-Refunded to 12/1/21 @ 100)	2,365	2,653
Duval County School Board Ctfs. of Prtn. Series 2015 B:
5% 7/1/27	4,385	5,219
5% 7/1/28	1,000	1,186
5% 7/1/30	6,630	7,821
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2009 D, 5% 6/1/21	2,780	2,935
Series 2011 C:
5% 6/1/20	12,380	13,372
5% 6/1/22	10,000	11,082
Series 2011 E, 5% 6/1/24	5,000	5,522
Series A, 5.5% 6/1/38 (Pre-Refunded to 6/1/18 @ 101)	1,800	1,847
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	3,600	4,227
5% 10/1/28	5,000	5,829
5% 10/1/29	2,725	3,156
5% 10/1/30	2,475	2,854
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,830	2,195
5% 10/1/31	2,000	2,394
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	12,300	13,761
(Stanton II Proj.) Series 2012 A, 5% 10/1/22	2,830	3,228
Series 2015 B:
5% 10/1/24	1,000	1,186
5% 10/1/27	1,500	1,800
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2017 A:
5% 10/1/28 (c)	3,480	4,221
5% 10/1/30 (c)	2,030	2,439
Halifax Hosp. Med. Ctr. Rev.:
5% 6/1/28	1,280	1,482
5% 6/1/35	2,500	2,816
5% 6/1/46	2,340	2,588
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.):
Series 2005 I, 5% 11/15/18	2,000	2,059
Series 2008 B, 6% 11/15/37	12,000	12,967
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A:
5% 9/1/20 (c)	1,360	1,468
5% 9/1/21 (c)	1,300	1,435
5% 9/1/22 (c)	1,650	1,863
5% 9/1/23 (c)	2,000	2,300
5% 9/1/24 (c)	2,200	2,568
5% 9/1/25 (c)	2,215	2,623
5% 9/1/26 (c)	2,265	2,717
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	3,600	3,990
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/24	2,670	3,125
5% 7/1/25	2,000	2,379
Indian River County Wtr. & Swr. Rev.:
5% 9/1/21	1,855	1,959
5% 9/1/22	2,270	2,398
Jacksonville Sales Tax Rev. Series 2012:
5% 10/1/22	4,000	4,548
5% 10/1/23	5,320	6,044
JEA Wtr. & Swr. Sys. Rev. Series 2010 C, 5% 10/1/20	1,785	1,859
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/25 (FSA Insured)	1,000	1,161
5% 6/1/26 (FSA Insured)	1,800	2,081
5% 6/1/28 (FSA Insured)	500	574
Manatee County School District Series 2017, 5% 10/1/25 (FSA Insured)	2,000	2,417
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.375% 10/1/41	4,700	5,116
Series 2010 B, 5% 10/1/35 (FSA Insured)	10,225	11,000
Series 2010, 5% 10/1/22	3,060	3,320
Series 2012 A:
5% 10/1/22 (c)	3,000	3,401
5% 10/1/24 (c)	10,000	11,332
5% 10/1/24	2,165	2,459
Series 2014 A:
5% 10/1/27 (c)	1,825	2,144
5% 10/1/29 (c)	2,805	3,268
5% 10/1/33 (c)	5,600	6,430
5% 10/1/37	7,400	8,522
Series 2015 A, 5% 10/1/35 (c)	2,500	2,856
Series 2016 A:
5% 10/1/30	2,500	2,997
5% 10/1/31	1,000	1,194
Series 2017 B, 5% 10/1/20 (c)	3,685	3,995
Miami-Dade County Cap. Asset Acquisition:
Series 2012 A, 5% 10/1/25	2,250	2,561
Series 2016:
5% 10/1/28	5,545	6,676
5% 10/1/29	4,105	4,910
5% 10/1/30	7,430	8,842
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	8,200	8,738
Series 2014 A, 5% 7/1/44	2,900	3,313
Series A:
5% 7/1/31	1,500	1,760
5% 7/1/32	3,980	4,654
5% 7/1/33	3,300	3,848
5% 7/1/34	1,000	1,160
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/23	4,075	4,771
Miami-Dade County Pub. Facilities Rev. (Jackson Health Sys. Proj.) Series 2005 B, 5% 6/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,195	7,676
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/24	11,680	13,734
5% 11/1/25	12,235	14,353
5% 11/1/26	7,950	9,415
Series 2015 A, 5% 5/1/27 (FSA Insured)	4,220	4,984
Series 2015 B, 5% 5/1/28	13,690	16,048
Series 2015 D:
5% 2/1/29	4,050	4,764
5% 2/1/30	6,500	7,609
Series 2016 A:
5% 8/1/27	7,560	9,075
5% 5/1/31	19,770	23,124
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/21	1,275	1,410
5% 7/1/42	1,675	1,850
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/18 (FSA Insured)	8,000	8,223
North Brevard County Hosp. District Rev.:
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	5,425	5,596
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	2,210	2,280
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	1,315	1,356
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	535	552
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.25% 10/1/20	4,520	4,800
Series 2012 A, 5% 10/1/42	12,650	14,049
Series 2012 B, 5% 10/1/42	5,200	5,775
Orange County Health Facilities Auth. Rev. (Orlando Reg'l. Health Care Sys. Proj.) Series 1996 A, 6.25% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,585	2,674
Orange County School Board Ctfs. of Prtn.:
Series 2012 B, 5% 8/1/26 (Pre-Refunded to 8/1/22 @ 100)	4,000	4,554
Series 2015 C, 5% 8/1/29	7,000	8,307
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/20	2,000	2,155
Orlando Utils. Commission Util. Sys. Rev.:
Series 2011 B:
5% 10/1/19	1,500	1,588
5% 10/1/20	3,500	3,803
Series 2012 A:
5% 10/1/23	1,700	1,980
5% 10/1/25	900	1,088
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23	340	387
5% 12/1/24	680	786
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B, 5% 8/1/25	3,200	3,849
Series 2015 B:
5% 8/1/25	1,625	1,957
5% 8/1/27	8,285	9,890
5% 8/1/28	5,485	6,539
Series 2015 D:
5% 8/1/26	24,065	28,837
5% 8/1/27	10,910	13,023
5% 8/1/28	3,730	4,447
5% 8/1/26	10,460	12,534
Palm Beach County Solid Waste Auth. Rev.:
Series 2009:
5.25% 10/1/18	12,055	12,387
5.25% 10/1/18 (Escrowed to Maturity)	2,945	3,027
Series 2011, 5% 10/1/24	8,600	9,632
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (a)	5,775	5,848
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A:
5% 7/1/25	2,000	2,288
5% 7/1/27	4,255	4,805
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/23	2,000	2,304
5% 7/1/24	1,750	2,054
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015, 5% 10/1/30	4,000	4,751
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6.25% 4/1/39	2,700	2,836
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/24	2,535	2,936
5% 8/15/25	4,100	4,797
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/19	530	558
5% 12/1/20	100	108
5% 12/1/21	800	882
Series 2015 A, 5% 12/1/40	1,800	1,988
Tampa Bay Wtr. Util. Sys. Rev. Series 2005, 5.5% 10/1/22 (FGIC Insured)	2,405	2,811
Tampa Health Sys. Rev. Series 2010, 5% 11/15/19	1,500	1,592
Tampa Solid Waste Sys. Rev. Series 2010:
5% 10/1/18 (FSA Insured) (c)	10,515	10,770
5% 10/1/19 (FSA Insured) (c)	5,965	6,286
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/28	1,900	2,138
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A, 5% 8/1/32 (Build America Mutual Assurance Insured)	5,000	5,857

TOTAL FLORIDA		817,454

Georgia - 1.6%
Atlanta Arpt. Rev. Series 2014 C, 5% 1/1/18 (c)	1,600	1,600
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/27	1,000	1,197
5% 11/1/29	2,500	2,968
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	7,015	6,475
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	5,800	6,352
6.125% 9/1/40	10,795	11,761
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/25	1,480	1,665
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Prerefunded Proj.) Series 2008 D, 5.75% 1/1/19 (Pre-Refunded to 7/1/18 @ 100)	8,510	8,686
(Proj. One) Series 2008 A, 5.25% 1/1/20	1,625	1,730
(Unrefunded Balance Proj.) Series 2008, 5.75% 1/1/19	2,990	3,052
Series 2005 V, 6.6% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	100	100
Series 2011 A, 5% 1/1/21	9,225	10,006
Series GG:
5% 1/1/24	3,625	4,136
5% 1/1/25	1,250	1,423
5% 1/1/26	5,000	5,669
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U, 5% 10/1/24	1,400	1,636
Series Q, 5% 10/1/22	2,000	2,257
Series S:
5% 10/1/22	1,275	1,439
5% 10/1/24	2,425	2,743
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	11,600	12,226
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (a)	6,785	6,764
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5.5% 1/1/36 (Pre-Refunded to 1/1/19 @ 100)	11,000	11,436

TOTAL GEORGIA		105,321

Hawaii - 0.3%
Hawaii Arpts. Sys. Rev. Series 2015 A, 5% 7/1/45 (c)	4,060	4,645
Hawaii Gen. Oblig. Series DR, 5% 6/1/18	3,655	3,708
Honolulu City & County Gen. Oblig. Series 2017 D:
5% 9/1/22	4,000	4,568
5% 9/1/26	3,200	3,943

TOTAL HAWAII		16,864

Idaho - 0.4%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A:
6.5% 11/1/28	2,700	2,811
6.75% 11/1/37	2,600	2,710
(Trinity Health Group Proj.) 2008 B, 6.25% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	1,600	1,669
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee proj.) Series 2017 A, 5% 7/15/20	2,040	2,204
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/21	3,045	3,373
5% 7/15/22	3,385	3,834
5% 7/15/23	1,620	1,872
5% 7/15/24	1,295	1,525
(Idaho St Garvee proj.) Series 2017 A, 5% 7/15/25	1,295	1,552
(Idaho St Garvee Proj.) Series 2017 A, 5% 7/15/27	3,235	3,988

TOTAL IDAHO		25,538

Illinois - 14.3%
Chicago Board of Ed.:
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,629
Series 2009 D:
5% 12/1/19 (Pre-Refunded to 12/1/18 @ 100)	2,635	2,719
5% 12/1/20 (Assured Guaranty Corp. Insured)	5,960	6,146
5% 12/1/21 (Assured Guaranty Corp. Insured)	5,200	5,362
Series 2010 F:
5% 12/1/20	1,060	1,106
5% 12/1/31	20,215	20,587
Series 2011 A:
5% 12/1/41	2,135	2,163
5.5% 12/1/39	5,900	6,137
Series 2012 A, 5% 12/1/42	1,935	1,964
Series 2015 C, 5.25% 12/1/39	1,500	1,559
Series 2016 B, 6.5% 12/1/46	700	807
Series 2017 A, 7% 12/1/46 (b)	2,400	2,905
Series 2017 C, 5% 12/1/26	905	967
Series 2017 D, 5% 12/1/27	2,500	2,667
Chicago Gen. Oblig. (City Colleges Proj.) Series 1999, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	17,310	16,386
Chicago Midway Arpt. Rev.:
Series 2014 A, 5% 1/1/32 (c)	6,500	7,361
Series 2014 B:
5% 1/1/19	350	362
5% 1/1/22	1,000	1,115
5% 1/1/24	3,330	3,879
Series 2016 A:
5% 1/1/29 (c)	2,220	2,581
5% 1/1/30 (c)	3,390	3,929
5% 1/1/31 (c)	2,500	2,890
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D:
5.25% 1/1/18 (c)	750	750
5.25% 1/1/19 (c)	5,125	5,303
Series 2011 B, 5% 1/1/20	4,430	4,710
Series 2011 C, 6.5% 1/1/41 (Pre-Refunded to 1/1/21 @ 100)	14,475	16,513
Series 2012 A, 5% 1/1/22	1,750	1,958
Series 2012 B, 5% 1/1/22 (c)	7,000	7,797
Series 2013 A, 5% 1/1/18 (c)	2,950	2,950
Series 2016 C:
5% 1/1/22	2,220	2,484
5% 1/1/23	1,400	1,603
5% 1/1/24	1,500	1,754
5% 1/1/25	2,250	2,679
5% 1/1/26	2,000	2,420
5% 1/1/33	2,375	2,764
5% 1/1/34	2,750	3,191
Series 2017 D:
5% 1/1/27 (c)	2,125	2,564
5% 1/1/28 (c)	475	563
5% 1/1/31 (c)	2,935	3,422
5% 1/1/33 (c)	1,500	1,738
Chicago Transit Auth. Cap. Grant Receipts Rev.:
(Fed. Transit Administration Section 5307 Proj.) Series 2008 A, 5.25% 6/1/23 (Pre-Refunded to 6/1/18 @ 100)	1,700	1,727
Series 2017:
5% 6/1/22	1,735	1,941
5% 6/1/23	1,565	1,783
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,300	1,438
Chicago Wtr. Rev. Series 2008:
5.25% 11/1/33 (FSA Insured)	4,450	4,572
5.25% 11/1/33 (Pre-Refunded to 11/1/18 @ 100)	750	772
Cook County Forest Preservation District:
Series 2012 B:
5% 12/15/23	1,000	1,073
5% 12/15/24	1,350	1,447
Series 2012 C, 5% 12/15/25	2,120	2,265
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/24	17,925	19,415
Series 2010 G, 5% 11/15/25	2,940	3,158
Series 2011 A, 5.25% 11/15/24	1,500	1,659
Series 2012 C:
5% 11/15/22	2,060	2,316
5% 11/15/23	4,980	5,583
5% 11/15/24	18,655	20,815
5% 11/15/25 (FSA Insured)	520	578
Cook County Thorton Township High School District #205 Series 2008, 5.5% 12/1/19 (Assured Guaranty Corp. Insured)	1,660	1,721
Cook, Kane Lake & McHenry Countys Cmnty. College District #512 Series 2017 B, 5% 12/1/24	5,295	6,270
Illinois Dedicated Tax Rev. Series B, 0% 12/15/18 (AMBAC Insured)	1,800	1,746
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	28,900	25,535
Illinois Fin. Auth. Rev.:
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	2,615	2,719
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/22	1,380	1,538
5% 8/1/24	1,525	1,752
(Centegra Health Sys. Proj.) Series 2014 A, 5% 9/1/34	600	650
(Northwest Cmnty. Hosp. Proj.) Series 2008 A, 5.5% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	6,840	6,978
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	1,425	1,709
5% 7/15/26	2,000	2,432
5% 7/15/28	2,100	2,582
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5% 5/15/18	8,415	8,515
5% 5/15/19	3,940	4,100
(Presence Health Proj.) Series 2016 C:
5% 2/15/26	2,665	3,080
5% 2/15/29	4,170	4,831
(Provena Health Proj.) Series 2010 A:
6% 5/1/20 (Escrowed to Maturity)	2,060	2,259
6.25% 5/1/21 (Pre-Refunded to 5/1/20 @ 100)	6,395	7,050
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	870	957
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	2,000	2,254
(Silver Cross Health Sys. Proj.) Series 2015 C, 5% 8/15/27	900	1,027
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A, 5.5% 8/15/30	1,485	1,512
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	1,940	1,925
Series 2017 B, 5%, tender 12/15/22 (a)	5,465	6,228
Series 2008 D, 6.25% 11/1/28 (Pre-Refunded to 11/1/18 @ 100)	3,135	3,254
Series 2009 A, 7.25% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	5,865	6,145
Series 2009:
5% 8/15/23	3,125	3,378
5% 8/15/23 (Pre-Refunded to 8/15/20 @ 100)	1,575	1,699
7% 8/15/44 (Pre-Refunded to 8/15/19 @ 100)	12,915	13,993
Series 2010 A:
5.5% 8/15/24 (Pre-Refunded to 2/15/20 @ 100)	2,145	2,313
5.75% 8/15/29 (Pre-Refunded to 2/15/20 @ 100)	1,440	1,560
Series 2011 L, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	2,090	2,345
Series 2012 A, 5% 5/15/23	1,480	1,658
Series 2012:
5% 9/1/32	8,100	8,676
5% 9/1/38	10,910	11,540
5% 11/15/43	3,265	3,493
Series 2013:
5% 11/15/26	2,675	2,991
5% 11/15/29	805	892
5% 5/15/43	7,895	8,460
Series 2015 A:
5% 11/15/21	400	443
5% 11/15/27	1,045	1,216
5% 11/15/28	1,250	1,449
5% 11/15/29	1,885	2,170
5% 11/15/32	3,475	3,953
5% 11/15/45	2,090	2,344
Series 2015 C:
5% 8/15/35	6,100	6,733
5% 8/15/44	29,100	31,792
Series 2016 A:
5% 2/15/24	1,500	1,735
5% 2/15/25	1,025	1,201
5% 2/15/26	1,500	1,770
5% 7/1/30	2,620	3,012
5% 8/15/33	3,300	3,660
5% 7/1/34	1,700	1,926
5% 7/1/36	3,175	3,582
Series 2016 C:
3.75% 2/15/34	1,285	1,298
4% 2/15/36	5,130	5,357
4% 2/15/41	4,880	5,069
5% 2/15/24	580	656
5% 2/15/31	1,700	1,940
5% 2/15/32	10,540	11,985
5% 2/15/33	5,000	5,669
5% 2/15/41	10,915	12,256
Series 2016:
5% 5/15/28	2,450	2,829
5% 5/15/29	1,370	1,574
Series 2017 A, 5% 8/1/47	770	849
Series 2017:
5% 7/1/29	5,180	6,292
5% 1/1/30	5,000	6,060
5% 7/1/31	8,885	10,688
5% 11/15/26	3,025	3,530
Illinois Gen. Oblig.:
Series 2006, 5% 1/1/19	3,200	3,272
Series 2010, 5% 1/1/21 (FSA Insured)	12,000	12,681
Series 2012 A:
4% 1/1/23	2,195	2,224
5% 1/1/33	3,600	3,740
Series 2012:
5% 8/1/19	4,475	4,627
5% 3/1/20	3,280	3,416
5% 3/1/21	2,750	2,894
5% 8/1/21	1,600	1,693
5% 3/1/22	5,000	5,312
5% 8/1/22	6,600	7,044
5% 8/1/23	3,410	3,663
Series 2013, 5.5% 7/1/38	4,000	4,334
Series 2014:
5% 4/1/23	7,620	8,163
5% 2/1/27	2,665	2,850
5% 4/1/28	2,130	2,273
5% 5/1/28	935	999
5% 5/1/32	2,500	2,646
5% 5/1/33	6,600	6,962
5.25% 2/1/31	10,500	11,319
Series 2016:
5% 11/1/20	4,070	4,286
5% 1/1/22	7,705	8,171
5% 2/1/23	1,575	1,685
5% 6/1/25	7,845	8,538
5% 6/1/26	1,065	1,166
5% 2/1/27	7,630	8,352
5% 2/1/28	6,145	6,692
5% 2/1/29	5,770	6,251
Series 2017 D, 5% 11/1/26	32,000	35,082
5% 2/1/26	2,260	2,427
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/28	10,000	11,837
5% 2/1/31	3,570	4,185
Illinois Reg'l. Trans. Auth.:
Series 2014 A, 4% 6/1/18	1,305	1,318
Series 2017 A:
5% 7/1/20	2,500	2,696
5% 7/1/21	2,450	2,704
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 D, 5% 1/1/24	6,065	7,092
Series 2015 A, 5% 1/1/40	12,700	14,605
Series 2016 A, 5% 12/1/31	1,785	2,091
Series 2016 B, 5% 1/1/41	20,000	23,191
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/21 (FSA Insured)	6,870	6,259
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/18 (AMBAC Insured)	3,960	3,891
0% 12/1/18 (Escrowed to Maturity)	595	587
5% 1/1/26	8,920	10,518
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,300	4,901
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	8,040	6,774
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	7,420	6,319
0% 1/15/25	7,735	6,388
0% 1/15/26	5,815	4,651
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/24	2,300	2,682
5% 2/1/27	6,000	7,070
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,645	2,458
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,700	3,072
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,825	5,775
0% 6/15/44 (FSA Insured)	37,400	12,917
0% 6/15/47 (FSA Insured)	3,985	1,165
Series 2012 B, 0% 12/15/51	48,500	9,640
Series 2002:
0% 12/15/23	4,135	3,356
0% 12/15/23 (Escrowed to Maturity)	100	88
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/23	10,770	12,096
5% 6/1/24	14,090	16,021
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 2009 A, 5.75% 4/1/38 (Pre-Refunded to 4/1/19 @ 100)	2,670	2,810
Series 2013:
6% 10/1/42	3,900	4,500
6.25% 10/1/38	3,900	4,564
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (FSA Insured)	5,765	4,463

TOTAL ILLINOIS		931,177

Indiana - 2.5%
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Pre-Refunded to 1/15/20 @ 100)	11,380	12,455
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2008 C, 5.375% 11/1/32 (Pre-Refunded to 11/1/18 @ 100)	4,200	4,334
Indiana Fin. Auth. Hosp. Rev. Series 2013, 5% 8/15/25	3,110	3,583
Indiana Fin. Auth. Rev.:
Series 2012:
5% 3/1/22	1,000	1,114
5% 3/1/23	1,500	1,676
5% 3/1/30	1,050	1,160
5% 3/1/41	5,310	5,791
Series 2015, 5% 3/1/36	8,300	9,467
Series 2016:
5% 9/1/25	1,000	1,187
5% 9/1/26	1,000	1,200
5% 9/1/29	500	589
5% 9/1/36	2,150	2,480
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/25	2,165	2,459
Series 2015 A:
5% 10/1/26	2,475	2,938
5% 10/1/28	1,180	1,395
Series 2011 A, 5.25% 10/1/24	4,025	4,522
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2012 A:
5% 1/1/24	710	801
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	290	329
5% 1/1/25	715	803
5% 1/1/25 (Pre-Refunded to 7/1/22 @ 100)	285	323
5% 1/1/26	1,950	2,177
5% 1/1/26 (Pre-Refunded to 7/1/22 @ 100)	795	902
Indiana Trans. Fin. Auth. Hwy. Rev. Series 1993 A, 0% 6/1/18 (AMBAC Insured)	1,740	1,729
Indianapolis Thermal Energy Sys.:
Series 2010 B:
5% 10/1/20	8,310	8,995
5% 10/1/21	5,500	6,099
Series 2016 A:
5% 10/1/24	10,900	12,788
5% 10/1/25	11,740	13,940
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/22	1,455	1,565
5% 7/15/22	1,000	1,128
5% 7/15/23	2,700	3,076
5% 7/15/24	4,185	4,768
5% 7/15/25	4,330	4,925
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	7,385	8,088
Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (a)(c)	31,910	36,231

TOTAL INDIANA		165,017

Kansas - 0.2%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 D, 5% 11/15/19	285	302
Kansas Dev. Fin. Auth. Health Facilities Rev.:
(Hayes Med. Ctr., Inc. Proj.) Series 2010 Q, 5% 5/15/20 (Pre-Refunded to 5/15/19 @ 100)	1,110	1,161
(KU Health Sys. Proj.) Series 2011 H, 5% 3/1/25	1,000	1,070
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	1,025	1,164
5% 9/1/24	4,415	5,008
Series 2012 B, 5% 9/1/24	1,500	1,701
Series 2016 A:
5% 9/1/30	1,000	1,182
5% 9/1/32	1,150	1,351

TOTAL KANSAS		12,939

Kentucky - 1.9%
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/25	825	961
5% 1/1/26	600	706
5% 1/1/29	1,600	1,854
5% 1/1/30	1,675	1,933
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/25	1,775	2,024
5% 6/1/26	1,870	2,142
5% 6/1/27	1,965	2,241
5% 6/1/28	2,065	2,345
5% 6/1/29	2,170	2,453
5% 6/1/30	2,280	2,563
Kentucky Econ. Dev. Fin. Auth. Rev. Louisville Arena Auth., Inc. Series 2017A, 5% 12/1/47 (FSA Insured)	1,530	1,641
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27	3,865	4,392
(Kentucky St Proj.) Series D, 5% 5/1/21	1,905	2,087
(Kentucky St Proj.):
Series D, 5% 5/1/26	1,215	1,443
Series D:
5% 5/1/27	1,000	1,193
5% 5/1/28	1,000	1,190
(Proj. No. 112) Series 2016 B, 5% 11/1/27	9,880	11,654
Series 2008:
5.75% 11/1/23 (Pre-Refunded to 11/1/18 @ 100)	10,605	10,972
5.75% 11/1/23 (Pre-Refunded to 11/1/18 @ 100)	1,395	1,444
Series 2016 A:
5% 2/1/29	5,720	6,669
5% 2/1/30	5,840	6,777
5% 2/1/32	2,295	2,638
5% 2/1/33	2,850	3,267
Louisville & Jefferson County:
Series 2013 A:
5.5% 10/1/33	2,500	2,885
5.75% 10/1/38	6,430	7,447
Series 2016 A:
5% 10/1/29	18,110	21,428
5% 10/1/32	3,325	3,875
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2003 A, 1.5%, tender 4/1/19 (a)	12,605	12,560

TOTAL KENTUCKY		122,784

Louisiana - 0.7%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/18	4,000	4,056
Louisiana Gen. Oblig.:
Series 2015, 5% 5/1/18	1,635	1,654
Series 2016 B, 5% 8/1/28	6,360	7,657
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	1,700	1,828
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/22	1,300	1,486
5% 12/15/23	3,000	3,497
Louisiana Stadium and Exposition District Series 2013 A, 5% 7/1/24	2,125	2,456
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/24 (c)	2,500	2,899
5% 1/1/25 (c)	3,000	3,533
5% 1/1/27 (c)	2,250	2,639
Series 2017 B:
5% 1/1/29 (c)	400	479
5% 1/1/31 (c)	750	885
5% 1/1/36 (c)	650	757
5% 1/1/37 (c)	500	579
Series 2017 D2:
5% 1/1/26 (c)	750	896
5% 1/1/29 (c)	500	598
5% 1/1/30 (c)	685	814
5% 1/1/32 (c)	1,540	1,810
5% 1/1/35 (c)	1,150	1,341
5% 1/1/38 (c)	585	678
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	3,200	3,482
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/18	2,350	2,381

TOTAL LOUISIANA		46,405

Maine - 0.3%
Maine Health & Higher Ed. Facilities Auth. Rev. (Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	3,420	3,584
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2008 D, 5.75% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	1,270	1,297
Series 2016 A:
4% 7/1/41	2,050	1,931
4% 7/1/46	2,820	2,612
5% 7/1/41	885	954
5% 7/1/46	600	645
Series 2017 D:
5.75% 7/1/38	665	679
5.75% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	2,265	2,312
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/25	2,295	2,768
5% 7/1/27	2,000	2,388

TOTAL MAINE		19,170

Maryland - 2.3%
Baltimore Proj. Rev.:
Series 2017 C:
5% 7/1/28	3,570	4,375
5% 7/1/31	6,775	8,174
5% 7/1/33	6,835	8,192
Series 2017 D, 5% 7/1/33	5,800	6,951
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/23	1,480	1,642
5% 6/1/24	1,500	1,676
5% 6/1/25	1,500	1,693
5% 6/1/26	2,000	2,276
5% 6/1/27	1,350	1,546
5% 6/1/31	1,000	1,140
5% 6/1/32	1,000	1,137
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D:
5% 3/31/30 (c)	1,250	1,442
5% 3/31/51 (c)	2,300	2,552
Maryland Econ. Dev. Corp. Poll. Cont. Rev. (Potomac Elec. Proj.) Series 2006, 6.2% 9/1/22	4,000	4,215
Maryland Gen. Oblig. Series 2017 B, 5% 8/1/25	57,700	70,481
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38 (Pre-Refunded to 7/1/20 @ 100)	7,755	8,511
(Univ. of Maryland Med. Sys. Proj.):
Series 2008 F, 5% 7/1/18	2,500	2,542
Series 2010, 5.125% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	3,600	3,785
(Upper Chesapeake Hosp. Proj.) Series 2008 C, 5.5% 1/1/18 (Escrowed to Maturity)	300	300
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,400	2,627
Series 2013 A:
5% 7/1/24	1,245	1,412
5% 7/1/25	1,060	1,199
Series 2015:
5% 7/1/27	1,000	1,157
5% 7/1/28	1,300	1,495
5% 7/1/29	2,200	2,516
5% 7/1/31	1,000	1,130
Series 2016 A:
4% 7/1/42	1,450	1,489
5% 7/1/33	2,250	2,537
5% 7/1/34	1,650	1,855
5% 7/1/35	625	702
5% 7/1/36	1,750	1,961

TOTAL MARYLAND		152,710

Massachusetts - 1.7%
Braintree Gen. Oblig. Series 2009, 5% 5/15/20 (Pre-Refunded to 5/15/19 @ 100)	2,570	2,689
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A:
5% 7/1/40	1,585	1,850
5% 7/1/45	1,580	1,839
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.) Series Q1, 5% 7/1/21	1,840	1,934
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/24	4,000	4,696
5% 7/1/30	3,670	4,430
Series 2017, 5% 7/1/23	1,595	1,845
Bonds (Partners Healthcare Sys., Inc. Proj.) Series 2017 S-4, 5%, tender 1/25/24 (a)	11,625	13,477
Series 2013 A, 6.25% 11/15/28 (b)	5,000	5,910
Series 2015 D, 5% 7/1/44	4,855	5,433
Series 2016 A, 5% 7/15/22	2,230	2,552
Massachusetts Gen. Oblig.:
Series 2004 B, 5.25% 8/1/20	13,865	15,112
Series 2011 A, 5% 4/1/23 (Pre-Refunded to 4/1/21 @ 100)	10,000	11,047
Series 2016 B, 5% 7/1/22	3,040	3,467
Series C, 5% 4/1/23	17,965	20,858
Massachusetts Health & Edl. Facilities Auth. Rev.:
(CareGroup, Inc. Proj.) Series 2008 E1, 5.125% 7/1/33 (Pre-Refunded to 7/1/18 @ 100)	2,000	2,036
(Partners HealthCare Sys., Inc. Proj.) Series 2009 I3:
5% 7/1/20	7,500	7,883
5% 7/1/21	4,700	4,941

TOTAL MASSACHUSETTS		111,999

Michigan - 3.1%
Clarkston Cmnty. Schools 5% 5/1/22	2,885	3,257
Detroit Swr. Disp. Rev.:
Series 2001 E, 5.75% 7/1/31 (Pre-Refunded to 7/1/18 @ 100)	1,900	1,939
Series 2006 D, 3 month U.S. LIBOR + 0.600% 1.495% 7/1/32 (a)(d)	5,520	5,165
Grand Rapids Pub. Schools:
Series 2016:
5% 5/1/30 (FSA Insured)	3,500	4,174
5% 5/1/31 (FSA Insured)	5,000	5,922
5% 5/1/32 (FSA Insured)	750	885
5% 5/1/33 (FSA Insured)	3,120	3,672
5% 5/1/27 (FSA Insured)	1,350	1,649
5% 5/1/29 (FSA Insured)	1,945	2,353
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/27	3,375	3,967
5% 5/15/28	2,550	2,982
Kent County Bldg. Auth. Series 2005, 5.5% 6/1/22	3,410	3,924
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/20	1,000	1,087
5% 11/15/21	650	722
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 10/15/34	17,205	20,384
5% 4/15/35	2,800	3,310
Michigan Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2017:
5% 12/1/23	1,500	1,738
5% 12/1/24	1,750	2,061
5% 12/1/25	3,000	3,583
5% 12/1/26	1,310	1,583
5% 12/1/27	1,250	1,534
5% 12/1/28	2,000	2,442
Series 2012 A:
5% 6/1/21 (Escrowed to Maturity)	1,540	1,703
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	2,300	2,589
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	4,930	5,549
Series 2012:
5% 11/15/36	7,100	7,928
5% 11/15/42	1,560	1,740
Series 2013:
5% 8/15/28	5,585	6,338
5% 8/15/29	2,000	2,264
Series 2015 D1:
5% 7/1/27	425	494
5% 7/1/29	1,000	1,153
5% 7/1/31	1,200	1,374
5% 7/1/32	1,000	1,143
5% 7/1/33	850	968
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	1,810	1,839
(Trinity Health Proj.) Series 2008 C:
5% 12/1/24	1,500	1,767
5% 12/1/25	1,300	1,553
5% 12/1/26	2,000	2,417
5% 12/1/27	1,335	1,638
(Trinity Health Proj.) Series 2008 C, 5% 12/1/28	2,100	2,564
Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	6,200	6,297
Series 1999, 0.95%, tender 2/1/18 (a)	195	195
Series 2008 A1, 6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	4,365	4,560
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	180	188
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds:
Series 2008 ET2, 1.45%, tender 9/1/21 (a)	10,000	9,898
Series CC, 1.45%, tender 9/1/21 (a)	1,165	1,153
Michigan Trunk Line Fund Rev. Series 2005, 5.5% 11/1/20 (FSA Insured)	9,735	10,752
Portage Pub. Schools Series 2016:
5% 11/1/27	1,250	1,511
5% 11/1/29	3,170	3,789
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/22	1,000	1,135
5% 9/1/24	2,000	2,322
Warren Consolidated School District Series 2016:
5% 5/1/30	4,545	5,268
5% 5/1/31	4,800	5,545
5% 5/1/32	5,100	5,871
Wayne County Arpt. Auth. Rev.:
Series 2017 A:
5% 12/1/29	250	303
5% 12/1/30	390	471
5% 12/1/31	400	481
5% 12/1/36	550	654
Series 2017 B:
5% 12/1/29 (c)	705	842
5% 12/1/30 (c)	500	597
5% 12/1/31 (c)	540	643
5% 12/1/33 (c)	385	455
5% 12/1/36 (c)	835	980
Series 2017 C:
5% 12/1/22	2,000	2,277
5% 12/1/23	2,250	2,614
5% 12/1/24	2,375	2,808
5% 12/1/25	2,000	2,401
5% 12/1/26	1,500	1,826
5% 12/1/27	1,505	1,853

TOTAL MICHIGAN		201,043

Minnesota - 0.4%
Maple Grove Health Care Sys. Rev. Series 2015, 5% 9/1/26	2,000	2,330
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/21 (Assured Guaranty Corp. Insured)	4,165	4,452
5% 2/15/22 (Assured Guaranty Corp. Insured)	5,640	6,026
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2010 A1:
5% 1/1/19	4,115	4,252
5% 1/1/20	4,500	4,784
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40 (Pre-Refunded to 11/15/25 @ 100)	1,450	1,755
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.) Series 2008 C, 5.5% 7/1/18 (Escrowed to Maturity)	1,400	1,428

TOTAL MINNESOTA		25,027

Mississippi - 0.0%
Mississippi Hosp. Equip. & Facilities Auth. Bonds (Baptist Memorial Health Care Proj.) Series 2004 B2, 1.55%, tender 1/9/18 (a)(b)	1,800	1,800
Missouri - 0.4%
Cape Girardeau County Indl. Dev. Auth.:
( Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/27	1,000	1,160
(Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/36	1,250	1,396
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	560	584
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/20	370	371
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
4% 2/1/40	700	735
5% 2/1/30	2,465	2,879
5% 2/1/32	2,725	3,156
5% 2/1/36	2,210	2,537
5% 2/1/45	3,600	4,079
Missouri Health & Edl. Facilities Rev. Series 2016:
5% 5/15/29	1,000	1,178
5% 5/15/30	1,000	1,168
5% 5/15/31	1,000	1,163
5% 5/15/36	3,000	3,439

TOTAL MISSOURI		23,845

Montana - 0.2%
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/21	1,250	1,366
5% 2/15/22	1,300	1,456
5% 2/15/23	2,050	2,344
5% 2/15/24	2,140	2,492
5% 2/15/25	2,000	2,366
5% 2/15/26	3,195	3,822

TOTAL MONTANA		13,846

Nebraska - 0.3%
Nebraska Pub. Pwr. District Rev.:
Series 2012 C, 5% 1/1/25 (Pre-Refunded to 1/1/18 @ 100)	1,600	1,600
Series 2014, 4% 7/1/18	4,000	4,050
Series 2016 B:
5% 1/1/31	4,000	4,749
5% 1/1/34	4,360	5,128
5% 1/1/36	5,290	6,201

TOTAL NEBRASKA		21,728

Nevada - 1.0%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.):
Series 2017 5% 9/1/32	735	852
Series 2017:
5% 9/1/24	750	870
5% 9/1/28	450	532
5% 9/1/30	750	876
5% 9/1/34	760	876
Clark County Arpt. Rev. Series 2017 C, 5% 7/1/21 (c)	9,740	10,677
Clark County Poll. Cont. Rev. Bonds Series 2010, 1.875%, tender 4/1/20 (a)	12,000	11,972
Clark County School District Series 2016 A:
5% 6/15/21	2,650	2,924
5% 6/15/23	2,315	2,669
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2012 B:
5% 6/1/22	1,000	1,137
5% 6/1/23	2,000	2,267
5% 6/1/24	2,000	2,266
5% 6/1/25	1,050	1,188
Series 2016 A:
3% 6/1/18	1,825	1,837
5% 6/1/32	2,900	3,483
5% 6/1/33	5,000	5,985
5% 6/1/34	5,300	6,322
Series 2016 B, 3% 6/1/18	1,600	1,610
Nevada Gen. Oblig.:
Series 2012 B, 5% 8/1/21	1,395	1,552
Series 2013 D1, 5% 3/1/25	2,825	3,269

TOTAL NEVADA		63,164

New Hampshire - 0.7%
New Hampshire Health & Ed. Facilities Auth.:
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/24	1,375	1,614
5% 7/1/30	2,430	2,933
Series 2017 A, 5.25% 7/1/27 (b)	345	356
Series 2017 B, 4.125% 7/1/24 (b)	1,755	1,775
Series 2017 C, 3.5% 7/1/22 (b)	580	583
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/22	1,350	1,455
5% 7/1/26	1,280	1,425
Series 2013 A, 5% 10/1/43	2,430	2,670
Series 2016:
4% 10/1/38	825	855
5% 10/1/26	4,695	5,487
5% 10/1/27	5,005	5,807
5% 10/1/28	2,000	2,311
5% 10/1/30	7,280	8,320
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/22	2,250	2,518
5% 2/1/23	2,215	2,467
5% 2/1/24	1,775	1,978

TOTAL NEW HAMPSHIRE		42,554

New Jersey - 3.5%
Bayonne Gen. Oblig. Series 2016:
5% 7/1/31 (Build America Mutual Assurance Insured)	1,475	1,712
5% 7/1/32 (Build America Mutual Assurance Insured)	1,000	1,156
5% 7/1/33 (Build America Mutual Assurance Insured)	1,000	1,151
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/24	2,000	2,304
5% 2/15/25	1,000	1,141
New Jersey Ctfs. of Prtn. Series 2009 A:
5.25% 6/15/20 (Pre-Refunded to 6/15/19 @ 100)	3,800	3,997
5.25% 6/15/21 (Pre-Refunded to 6/15/19 @ 100)	4,500	4,733
5.25% 6/15/22 (Pre-Refunded to 6/15/19 @ 100)	10,585	11,133
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017:
5% 6/1/25 (FSA Insured)	1,005	1,171
5% 6/1/27 (FSA Insured)	1,400	1,669
5% 6/1/28 (FSA Insured)	2,000	2,371
5% 6/1/29 (FSA Insured)	1,500	1,765
Series 2012 II, 5% 3/1/21	7,600	8,124
Series 2013 I, 5.5% 9/1/19 (Escrowed to Maturity)	4,385	4,664
Series 2013:
5% 3/1/23	9,300	10,267
5% 3/1/24	12,800	14,015
5% 3/1/25	1,400	1,529
Series 2015 XX, 5% 6/15/26	20,000	22,510
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container Term. LLC. Proj.):
Series 2017:
5% 10/1/24 (c)	2,000	2,199
5% 10/1/25 (c)	2,750	3,051
Series 2017, 5% 10/1/37 (c)	4,935	5,405
New Jersey Edl. Facility Series 2016 A:
5% 7/1/29	1,875	2,167
5% 7/1/33	3,000	3,413
New Jersey Gen. Oblig. Series Q, 5% 8/15/19	3,800	3,994
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2008, 6.625% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	6,400	6,561
Series 2016 A:
5% 7/1/21	295	323
5% 7/1/22	795	888
5% 7/1/23	3,030	3,443
5% 7/1/24	815	939
5% 7/1/25	880	1,026
5% 7/1/26	295	346
5% 7/1/27	440	512
5% 7/1/28	1,220	1,413
5% 7/1/28	1,305	1,511
5% 7/1/28	455	536
5% 7/1/33	1,510	1,731
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011, 5% 12/1/18 (c)	4,960	5,095
Series 2017 1A:
5% 12/1/22 (c)	1,325	1,477
5% 12/1/24 (c)	3,500	4,007
Series 2017 1B, 5% 12/1/21 (c)	1,405	1,537
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C, 0.007% x 1 month U.S. LIBOR 1.413%, tender 1/1/21 (a)(d)	19,280	19,255
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.293% 1/1/21 (a)(d)	2,150	2,143
New Jersey Trans. Trust Fund Auth.:
Series 2003 B. 5.25% 12/15/19	3,035	3,196
Series 2012 AA:
5% 6/15/23	7,500	8,196
5% 6/15/24	12,000	13,055
Series 2013 A, 5% 6/15/18	1,400	1,419
Series 2014 AA:
5% 6/15/25	12,500	14,018
5% 6/15/26	7,500	8,378
Series 2016 A, 5% 6/15/27	9,230	10,584

TOTAL NEW JERSEY		227,230

New Mexico - 0.2%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.) Series 2005 A, 1.875%, tender 4/1/20 (a)	11,810	11,767
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series 2009, 5% 5/15/18 (FSA Insured)	2,870	2,906

TOTAL NEW MEXICO		14,673

New York - 5.0%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/23	1,120	1,295
5% 7/1/25	2,500	2,991
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/20 (Assured Guaranty Corp. Insured) (FSA Insured)	1,070	1,153
5.75% 7/1/40	1,000	1,108
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A:
5% 2/15/32	4,000	4,803
5% 2/15/35	7,500	8,932
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2008 A, 6% 5/1/33 (Pre-Refunded to 5/1/19 @ 100)	6,000	6,352
Series 2016 B:
5% 9/1/22	2,000	2,272
5% 9/1/23	1,500	1,741
5% 9/1/24	1,350	1,592
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/51	12,750	13,873
New York City Gen. Oblig.:
Series 2014 J, 5% 8/1/22	3,080	3,510
Series 2015 A, 5% 8/1/22	2,045	2,330
Series 2015 C, 5% 8/1/27	3,055	3,635
Series 2016 A, 5% 8/1/22	4,520	5,151
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2008 S1, 5% 1/15/20	4,480	4,492
Series 2009 S2, 6% 7/15/38	7,000	7,169
Series 2009 S3, 5.25% 1/15/34	13,200	13,697
New York City Transitional Fin. Auth. Rev.:
Series 2003 B:
4% 2/1/21	5,000	5,350
5% 2/1/21	3,510	3,860
Series 2012 A, 5% 11/1/21	5,460	6,125
Series A, 5% 8/1/40	8,375	10,007
Series B:
5% 11/1/20	26,595	28,232
5% 11/1/20 (Pre-Refunded to 11/1/19 @ 100)	10,600	11,239
Series E, 5% 2/1/40	14,805	17,543
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	13,355	15,124
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.) Series 2008 B, 5.75% 3/15/36 (Pre-Refunded to 3/15/19 @ 100)	2,600	2,732
Series 2010 A, 5% 2/15/20 (Escrowed to Maturity)	5	5
Series 2016 A:
5% 2/15/19	5	5
5% 2/15/20 (Escrowed to Maturity)	2,985	3,194
Series 2016 B:
5% 2/15/19	995	1,034
5% 2/15/20	10	11
New York Dorm. Auth. Revs. Series 2009 A:
5% 7/1/20	5,000	5,257
5% 7/1/21	12,335	12,967
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,890	8,404
Series 2016, 6.5% 11/15/28	2,170	2,266
Series 2017 C, 4% 2/15/19	24,000	24,614
Series 2017 C-2, 0% 11/15/33	10,085	6,200
6.5% 11/15/28 (Pre-Refunded to 11/15/18 @ 100)	8,430	8,791
New York State Envir. Facilities Corp. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2012, 1.2%, tender 2/1/18 (a)(c)	5,000	5,000
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/23 (Pre-Refunded to 4/1/20 @ 100)	8,195	8,769
Series 2011 A, 5% 4/1/19	2,000	2,086
Series 2011 A1, 5% 4/1/20	2,220	2,386
Series 2011 A2, 5% 4/1/21	2,000	2,211
New York Trans. Dev. Corp.:
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (c)	8,400	9,239
Series 2016 A, 5.25% 1/1/50 (c)	13,700	15,199
New York Urban Dev. Corp. Rev.:
Series 2011 A, 5% 3/15/22	7,605	8,391
Series 2017 A, 5% 3/15/22	2,280	2,579
Triborough Bridge & Tunnel Auth. Revs. Series 2013 A:
5% 11/15/23	3,000	3,530
5% 11/15/24	4,000	4,727

TOTAL NEW YORK		323,173

North Carolina - 0.7%
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	3,440	3,702
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 2009 B, 5% 1/1/20 (Pre-Refunded to 1/1/19 @ 100)	2,110	2,184
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/22	11,345	12,784
5% 3/1/23	10,005	11,517
North Carolina Med. Care Cmnty. Health Series 2017:
5% 10/1/28	515	633
5% 10/1/29	750	918
5% 10/1/35	1,000	1,192
5% 10/1/36	470	559
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/21	6,000	6,453
5% 6/1/22	4,000	4,307
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2009 A:
5% 1/1/30	490	506
5% 1/1/30 (Pre-Refunded to 1/1/19 @ 100)	1,210	1,252

TOTAL NORTH CAROLINA		46,007

Ohio - 1.6%
American Muni. Pwr., Inc. Rev.:
(Amp Freemont Energy Ctr. Proj.):
Series 2012 B:
5% 2/15/22	2,000	2,242
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	2,175	2,443
Series 2012:
5% 2/15/21	1,500	1,641
5% 2/15/24 (Pre-Refunded to 2/15/22 @ 100)	2,000	2,247
(Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	1,805	1,981
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (FSA Insured)	1,000	1,169
5% 1/1/28 (FSA Insured)	1,525	1,767
5% 1/1/29 (FSA Insured)	2,230	2,573
5% 1/1/30 (FSA Insured)	2,000	2,298
Cleveland Wtr. Rev. Series 2012 A:
5% 1/1/26 (Pre-Refunded to 1/1/22 @ 100)	1,250	1,402
5% 1/1/27 (Pre-Refunded to 1/1/22 @ 100)	1,500	1,683
Columbus City School District 5% 12/1/32	1,825	2,184
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	2,465	2,701
5% 6/15/26	2,590	2,828
5% 6/15/27	2,720	2,964
5% 6/15/28	2,855	3,101
Franklin County Hosp. Facilities Rev. Series 2016 C:
5% 11/1/25	2,000	2,413
5% 11/1/26	2,100	2,569
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27	2,260	2,636
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	4,600	5,482
Muskingum County Hosp. Facilities:
(Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	5,885	6,422
Series 2013, 5% 2/15/20	1,195	1,249
Ohio Bldg. Auth.:
(Administrative Bldg. Fund Proj.) Series 2009 B, 5% 10/1/21	3,100	3,280
(Adult Correctional Bldg. Fund Proj.) Series 2009 B:
5% 10/1/21	4,980	5,269
5% 10/1/22	2,000	2,115
5% 10/1/23	3,000	3,172
Ohio Higher Edl. Facility Commission Rev.:
(Cleveland Clinic Foundation Proj.) Series 2008 A, 5.375% 1/1/38 (Pre-Refunded to 1/1/18 @ 100)	2,100	2,100
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/21	4,790	5,126
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/27	2,545	3,131
5% 1/1/29	5,000	6,184
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/42	11,600	5,012
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35 (Pre-Refunded to 12/1/18 @ 100)	5,200	5,398
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/29	2,315	2,720
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	710	757
5% 12/1/42	900	950

TOTAL OHIO		101,209

Oklahoma - 1.0%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017:
5% 9/1/26	2,915	3,517
5% 9/1/27	7,020	8,427
Grand River Dam Auth. Rev. Series 2014 A:
5% 6/1/27	1,200	1,425
5% 6/1/28	1,500	1,775
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/25	1,050	1,254
5% 10/1/26	1,500	1,796
5% 10/1/27	1,190	1,422
Oklahoma Dev. Fin. Auth. Rev. (Saint John Health Sys. Proj.) Series 2012:
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	3,100	3,489
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	7,185	8,087
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev.:
Series 2010 A:
5% 1/1/21 (FSA Insured)	4,000	4,250
5% 1/1/22 (FSA Insured)	12,455	13,217
Series 2014 A:
5% 1/1/26	1,700	2,014
5% 1/1/27	6,000	7,079
5% 1/1/28	2,000	2,350
5% 1/1/29	1,570	1,835
Series 2014 B, 5% 1/1/27	2,145	2,531

TOTAL OKLAHOMA		64,468

Oregon - 0.1%
Clackamas County Hosp. Facility Auth.:
(Willamette View Proj.) Series 2017 B, 3% 11/15/22	755	752
(Williamette View, Inc.) Series 2017 A:
5% 11/15/37 (b)	500	536
5% 11/15/47 (b)	575	611
5% 11/15/52 (b)	575	607
Washington, Multnomah & Yamhill County School District #1J Series 2017, 5% 6/15/30	3,000	3,682

TOTAL OREGON		6,188

Pennsylvania - 3.8%
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27	7,570	8,097
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	4,335	4,262
Series B, 1.8%, tender 8/15/22 (a)	5,765	5,672
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	3,300	3,967
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 1993 A, 6% 6/1/22 (AMBAC Insured)	3,930	4,000
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	340	385
Series 2016 A:
5% 10/1/28	1,425	1,659
5% 10/1/29	1,540	1,786
5% 10/1/32	4,810	5,485
5% 10/1/36	5,860	6,573
5% 10/1/40	3,595	3,984
Mount Lebanon School District Series 2015, 4% 2/15/18	1,245	1,249
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/21	3,115	3,393
5% 3/1/22	2,000	2,227
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B, 5% 7/1/21	8,000	8,076
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2010 A, 1.2%, tender 1/2/18 (a)(c)	6,000	5,999
(Waste Mgmt., Inc. Proj.) Series 2013, 1.2%, tender 2/1/18 (a)(c)	9,700	9,699
(Waste Mgmt., Inc. Proj.) Series 2017 A, 1.7%, tender 8/3/20 (a)(c)	5,710	5,710
Pennsylvania Gen. Oblig.:
Series 2011, 5% 7/1/21	2,100	2,315
Series 2012, 5% 6/1/18	5,165	5,238
Series 2013, 5% 10/15/27	10,000	11,483
Series 2015 1, 5% 3/15/31	3,725	4,308
Series 2016, 5% 9/15/29	28,000	33,249
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Univ. of Penn Health Systems Proj.):
Series 2017 A:
5% 8/15/28	1,250	1,522
5% 8/15/30	2,150	2,591
Series 2017, 5% 8/15/27	1,200	1,465
(Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/21 (Pre-Refunded to 8/15/19 @ 100)	2,100	2,222
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A:
5% 12/1/28 (FSA Insured)	6,280	7,483
5% 12/1/33 (FSA Insured)	4,430	5,175
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2013 A2:
0% 12/1/28 (e)	1,250	1,400
0% 12/1/33 (e)	1,250	1,399
Series 2017 A1:
5% 12/1/22	500	570
5% 12/1/23	550	639
5% 12/1/29	1,500	1,811
5% 12/1/34	1,000	1,184
Philadelphia Arpt. Rev.:
Series 2010 C, 5% 6/15/18 (c)	1,000	1,015
Series 2017 B:
5% 7/1/30 (c)	1,770	2,091
5% 7/1/31 (c)	2,500	2,938
Philadelphia Gas Works Rev. Series 15:
5% 8/1/23	1,000	1,150
5% 8/1/24	750	876
5% 8/1/25	800	950
Philadelphia Gen. Oblig. Series 2015 B:
5% 8/1/27	3,000	3,526
5% 8/1/29	10,465	12,245
5% 8/1/30	11,025	12,859
5% 8/1/31	11,615	13,503
Philadelphia School District Series 2010 C:
5% 9/1/20	14,000	14,966
5% 9/1/21	6,000	6,382
Pittsburgh School District Series 2010 A:
5% 9/1/19 (FSA Insured)	1,500	1,581
5% 9/1/20 (FSA Insured)	1,000	1,082
Southcentral Pennsylvania Gen. Auth. Rev. 6% 6/1/25 (Pre-Refunded to 6/1/18 @ 100)	1,915	1,950
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	1,385	1,594

TOTAL PENNSYLVANIA		244,985

Rhode Island - 0.4%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	6,820	7,514
5% 9/1/36	320	347
Series 2016, 5% 5/15/39	5,140	5,718
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	8,225	9,728
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/27	1,825	2,085
5% 6/1/28	2,400	2,720

TOTAL RHODE ISLAND		28,112

South Carolina - 1.4%
Beaufort-Jasper Wtr. & Swr. Sys. Series 2016 B:
5% 3/1/18	1,000	1,006
5% 3/1/22	1,000	1,130
5% 3/1/24	1,000	1,184
5% 3/1/25	1,000	1,204
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/27	4,000	4,687
5% 12/1/29	3,250	3,780
South Carolina Jobs-Econ. Dev. Auth.:
(Anmed Health Proj.) Series 2016:
5% 2/1/22	2,200	2,469
5% 2/1/24	1,000	1,169
5% 2/1/26	1,700	2,038
(Anmed Heath Proj.) Series 2016, 5% 2/1/25	1,750	2,082
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	6,485	7,372
Series 2014 A:
5% 12/1/49	2,700	3,004
5.5% 12/1/54	17,800	20,299
Series 2014 C:
5% 12/1/25	4,000	4,686
5% 12/1/26	4,000	4,664
5% 12/1/27	3,100	3,600
5% 12/1/46	3,645	4,099
Series 2016 B:
5% 12/1/35	6,420	7,406
5% 12/1/36	9,555	11,007
Univ. of South Carolina Athletic Facilities Rev. Series 2008 A, 5.5% 5/1/38 (Pre-Refunded to 5/1/18 @ 100)	3,670	3,719

TOTAL SOUTH CAROLINA		90,605

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/23	1,000	1,157
(Sanford Health Proj.) Series 2009, 5.25% 11/1/18	1,000	1,029
Series 2014 B:
5% 11/1/24	1,235	1,456
5% 11/1/25	1,210	1,424
5% 11/1/26	200	234
Series 2017:
5% 7/1/24	450	531
5% 7/1/27	375	459
5% 7/1/33	1,750	2,068
5% 7/1/35	1,400	1,636

TOTAL SOUTH DAKOTA		9,994

Tennessee - 0.4%
Jackson Hosp. Rev.:
5.75% 4/1/41	945	955
5.75% 4/1/41 (Pre-Refunded to 4/1/18 @ 100)	2,555	2,582
Knox County Health Edl. & Hsg. Facilities Board Rev.:
Series 2016:
5% 9/1/22	1,205	1,342
5% 9/1/24	1,025	1,178
Series 2017:
5% 4/1/24	1,000	1,144
5% 4/1/25	1,355	1,570
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5.625% 7/1/20 (c)	5,000	5,449
Tennessee Engy Acq Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	12,085	13,236

TOTAL TENNESSEE		27,456

Texas - 10.8%
Allen Independent School District Series 2013, 4% 2/15/18	1,965	1,971
Austin Arpt. Sys. Rev. Series 2014, 5% 11/15/29 (c)	2,770	3,186
Austin Cmnty. College District Rev.:
(Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	1,335	1,230
(Round Rock Campus Proj.) Series 2008, 5.5% 8/1/20 (Pre-Refunded to 8/1/18 @ 100)	3,015	3,083
Austin Elec. Util. Sys. Rev. Series 2012 A, 5% 11/15/23	1,500	1,709
Bell County Gen. Oblig.:
5.25% 2/15/19	935	939
5.25% 2/15/19 (Pre-Refunded to 2/15/18 @ 100)	1,155	1,160
Brazosport College District:
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	235	236
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	1,765	1,773
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/31	1,200	1,379
5% 1/1/32	1,000	1,146
5% 1/1/34	2,000	2,280
5% 1/1/40	5,500	6,222
Series 2016:
5% 1/1/31	2,375	2,741
5% 1/1/32	5,000	5,752
5% 1/1/35	3,335	3,809
5% 1/1/36	1,625	1,853
Cypress-Fairbanks Independent School District:
Bonds:
Series 2014 B2, 1.4%, tender 8/17/20 (a)	5,710	5,682
Series 2014 B3, 1.4%, tender 8/17/20 (a)	6,185	6,160
Series 2015 B1, 0.9%, tender 8/15/18 (a)	13,645	13,582
Series 2014 C, 5% 2/15/44	5,800	6,589
Series 2016:
5% 2/15/22	5,000	5,645
5% 2/15/23	5,000	5,784
5% 2/15/24	25,135	29,725
5% 2/15/25	21,430	25,832
5% 2/15/27	3,580	4,342
Dallas Area Rapid Transit Sales Tax Rev.:
5.25% 12/1/38 (Pre-Refunded to 12/1/18 @ 100)	3,830	3,957
5.25% 12/1/38 (Pre-Refunded to 12/1/18 @ 100)	2,870	2,965
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2009 A, 5% 11/1/19	1,000	1,059
Series 2014 B:
5% 11/1/26 (c)	3,005	3,394
5% 11/1/27 (c)	1,280	1,443
5% 11/1/28 (c)	2,845	3,194
5% 11/1/30 (c)	5,435	6,070
5% 11/1/31 (c)	11,485	12,805
5% 11/1/32 (c)	14,530	16,172
5% 11/1/33 (c)	10,000	11,101
5% 11/1/34 (c)	2,365	2,620
Dallas Independent School District:
Bonds:
Series 2016 B2, 4%, tender 2/15/18 (a)	6,030	6,046
Series 2016 B6, 5%, tender 2/15/22 (a)	3,735	4,177
Series 2008, 6.375% 2/15/34 (Pre-Refunded to 2/15/18 @ 100)	1,300	1,307
Denton Independent School District Series 2016, 0% 8/15/25	2,855	2,428
DeSoto Independent School District Series 2001, 0% 8/15/18	2,195	2,175
El Paso Gen. Oblig. Series 2014, 5% 8/15/18	4,095	4,185
Fort Bend Independent School District Bonds:
Series C, 1.35%, tender 8/1/20 (a)	3,180	3,174
Series D, 1.5%, tender 8/1/21 (a)	5,730	5,714
Fort Worth Independent School District:
Series 2015, 5% 2/15/22	2,840	3,198
Series 2016, 5% 2/15/26	3,635	4,430
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,575	2,722
Grand Parkway Trans. Corp.:
Series 2013 B:
5% 4/1/53	1,165	1,309
5.25% 10/1/51	2,500	2,848
5.5% 4/1/53	5,900	6,730
Series 2013 C, 5.125% 10/1/43	2,500	2,791
Harris County Gen. Oblig. Series 2012 C:
5% 8/15/24	1,075	1,219
5% 8/15/25	3,860	4,361
Harris County Health Facilities Dev. Corp. Hosp. Rev. (Memorial Hermann Healthcare Sys. Proj.) Series 2008 B, 7.25% 12/1/35 (Pre-Refunded to 12/1/18 @ 100)	2,400	2,521
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/20 (c)	8,000	8,603
Series 2012 A, 5% 7/1/23 (c)	2,400	2,683
Series A, 5.5% 7/1/39	6,000	6,113
Houston Gen. Oblig. Series 2017 A:
5% 3/1/23	2,155	2,473
5% 3/1/24	10,000	11,718
Houston Util. Sys. Rev.:
Series 2007, 5% 11/15/18	605	607
Series 2014 C, 5% 5/15/28	2,600	3,037
Series 2016 B, 5% 11/15/33	2,400	2,868
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/24	500	576
5% 10/15/26	700	817
5% 10/15/27	500	580
5% 10/15/29	650	747
5% 10/15/31	1,020	1,162
5% 10/15/35	1,465	1,650
5% 10/15/36	995	1,119
5% 10/15/39	1,250	1,399
5% 10/15/44	1,235	1,377
Love Field Arpt. Modernization Rev. Series 2015:
5% 11/1/30 (c)	1,400	1,630
5% 11/1/31 (c)	3,160	3,672
Lower Colorado River Auth. Rev.:
Series 2015 B:
5% 5/15/25	6,810	8,110
5% 5/15/27	3,000	3,530
5% 5/15/28	2,930	3,433
5% 5/15/29	8,500	9,921
Series 2015 D:
5% 5/15/22	850	959
5% 5/15/23	700	807
5% 5/15/24	1,220	1,434
5% 5/15/26	1,400	1,661
Midway Independent School District Series 2000, 0% 8/15/19	1,400	1,365
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2008 A, 1.22%, tender 2/1/18 (a)(c)	4,000	4,000
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/24	2,020	2,371
5% 8/15/25	2,500	2,971
5% 8/15/26	1,550	1,866
5% 8/15/27	610	741
5% 8/15/30	2,000	2,380
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	2,200	2,582
5% 4/1/28	1,435	1,674
North East Texas Independent School District Bonds Series 2013 B, 1.42%, tender 8/1/21 (a)	4,380	4,353
North Harris County Reg'l. Wtr. Auth. Series 2013:
4% 12/15/23	1,025	1,121
4% 12/15/24	1,825	1,989
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	1,275	1,514
5% 1/1/33	1,320	1,564
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	485	574
5% 1/1/31	680	799
5% 1/1/32	3,000	3,558
Series 2011 A:
5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	12,860	14,485
6% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	1,000	1,144
Series 2014 A:
5% 1/1/23	1,785	2,042
5% 1/1/24	5,000	5,846
Series 2015 B:
5% 1/1/29	10,000	11,778
5% 1/1/30	5,000	5,864
Series 2016 A, 5% 1/1/39	7,000	8,107
6% 1/1/23	275	275
6% 1/1/23 (Pre-Refunded to 1/1/18 @ 100)	1,925	1,925
Plano Independent School District:
Series 2008 A, 5.25% 2/15/23 (Pre-Refunded to 2/15/18 @ 100)	1,140	1,145
5% 2/15/19	5,800	6,024
Rockwall Independent School District Series 2015, 0% 2/15/25	1,665	1,433
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/18	1,230	1,262
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2015 B, 2%, tender 12/1/21 (a)	7,080	7,171
Series 2012, 5.25% 2/1/25	3,200	3,909
Series 2017:
5% 2/1/29	1,500	1,857
5% 2/1/30	1,000	1,231
5% 2/1/31	1,500	1,833
5% 2/1/33	1,200	1,456
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/23	4,800	5,447
5% 9/15/24	7,490	8,482
5% 9/15/25	9,295	10,482
San Antonio Wtr. Sys. Rev.:
Bonds Series 2014 B, 2%, tender 11/1/22 (a)	13,500	13,506
Series 2012, 5% 5/15/22	6,000	6,819
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009:
5% 10/1/19	3,045	3,217
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	2,180	2,307
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/25	1,000	1,157
5% 8/15/26	1,530	1,764
5% 8/15/28	1,620	1,856
5% 8/15/33	3,800	4,333
5.5% 9/1/43	5,350	6,013
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	5,665	5,870
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	2,660	2,757
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
(Christus Health Proj.) Series 2008 A, 6.25% 7/1/28 (Assured Guaranty Corp. Insured)	7,000	7,320
Series 2016 A:
5% 2/15/25	5,750	6,876
5% 2/15/34	2,100	2,480
Texas Gen. Oblig.:
Series 2011 A:
5% 8/1/19 (c)	1,545	1,624
5% 8/1/21 (c)	1,530	1,697
Series 2011 C:
5% 8/1/20 (c)	1,625	1,757
5% 8/1/21 (c)	1,460	1,619
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	285	287
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	2,915	2,941
Texas Private Activity Bond Surface Trans. Corp. Series 2013, 7% 12/31/38 (c)	16,000	19,052
Texas State Univ. Sys. Fing. Rev. Series 2017 A, 5% 3/15/29	4,665	5,691
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	17,585	18,721
Texas Wtr. Dev. Board Rev. Series 2017 A:
5% 4/15/22	4,250	4,818
5% 4/15/25	6,235	7,539
5% 10/15/25	2,630	3,207
5% 4/15/26	4,320	5,312
5% 4/15/29	6,500	8,094
5% 4/15/30	17,500	21,670
Travis County Gen. Oblig. Series 2016 A, 5% 3/1/24	2,990	3,528
Univ. of Houston Univ. Revs.:
Series 2008, 5.25% 2/15/25 (Pre-Refunded to 2/15/18 @ 100)	2,210	2,220
Series 2017 A, 5% 2/15/30	6,515	7,768
5.25% 2/15/25 (FSA Insured)	390	392
5.25% 2/15/25 (FSA Insured) (Pre-Refunded to 2/15/18 @ 100)	65	65
Univ. of Texas Board of Regents Sys. Rev.:
Series 2010, 5% 8/15/22	3,060	3,498
Series 2016 D:
5% 8/15/18	3,000	3,065
5% 8/15/20	2,000	2,170
5% 8/15/21	2,310	2,575
5% 8/15/22	2,500	2,858
Series 2016 E, 5% 8/15/22	2,685	3,069
Series 2016 J, 5% 8/15/22	3,190	3,646
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B:
5% 7/1/22	1,745	1,992
5% 7/1/29	1,790	2,175

TOTAL TEXAS		700,556

Utah - 0.3%
Riverton Hosp. Rev. (IHC Health Svcs., Inc.) Series 2009, 5% 8/15/18	2,500	2,553
Salt Lake City Arpt. Rev. Series 2017 A:
5% 7/1/26 (c)	1,155	1,400
5% 7/1/28 (c)	4,000	4,837
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	3,000	3,422
Utah Transit Auth. Sales Tax Rev. Series 2008 A, 5.25% 6/15/38 (Pre-Refunded to 6/15/18 @ 100)	4,235	4,308

TOTAL UTAH		16,520

Virginia - 0.8%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/22	1,000	1,136
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/27	1,300	1,497
5% 6/15/29	1,425	1,629
5% 6/15/33	1,520	1,717
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
4% 6/15/37	635	654
5% 6/15/32	1,800	2,060
5% 6/15/34	2,300	2,617
Virginia College Bldg. Auth. Edl. Facilities Rev. (21st Century College and Equip. Prog.) Series 2017 C, 5% 2/1/26	5,705	6,957
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/29	6,345	7,862
5% 5/15/30	12,395	15,285
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012, 5% 1/1/40 (c)	7,600	8,174
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/32	2,000	2,326
5% 1/1/33	2,590	2,996

TOTAL VIRGINIA		54,910

Washington - 2.2%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A, 0% 6/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,050	1,746
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,897
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/22	1,000	1,122
5% 1/1/23	1,000	1,134
5% 1/1/24	2,330	2,642
King County Highline School District # 401 Series 2009, 5% 12/1/18	8,690	8,962
King County Swr. Rev. Series 2009, 5.25% 1/1/42 (Pre-Refunded to 1/1/19 @ 100)	1,900	1,971
Port of Seattle Rev.:
Series 2016 B, 5% 10/1/29 (c)	4,750	5,587
Series 2016:
5% 2/1/27	1,240	1,497
5% 2/1/29	2,500	2,991
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (c)	885	1,005
Spokane County Wastewtr. Sys. Rev. Series 2009 A:
5% 12/1/18	1,255	1,295
5% 12/1/19	1,385	1,450
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/29	1,080	1,320
5% 1/1/36	1,175	1,399
Washington Gen. Oblig.:
Series 2018 A, 5% 8/1/32	14,850	18,008
Series 2018 D:
5% 8/1/32	25,025	30,348
5% 8/1/33	22,065	26,654
Series R 97A, 0% 7/1/19 (Escrowed to Maturity)	3,440	3,355
Series R-2017 A:
5% 8/1/27	1,785	2,186
5% 8/1/28	1,785	2,177
5% 8/1/30	1,785	2,158
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,200	2,404
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	245	288
5% 7/1/26	1,995	2,370
5% 7/1/29	2,485	2,966
(Providence Health Systems Proj.) Series 2006 C, 5.25% 10/1/33 (FSA Insured)	4,400	4,523
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/28	3,700	4,361
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/31	2,250	2,613
Series 2015, 5% 1/1/29	1,300	1,512
Washington Higher Ed. Facilities Auth. Rev.:
(Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/29	565	650
5% 10/1/31	1,335	1,526
Series 2016 A, 5% 10/1/30	1,275	1,462

TOTAL WASHINGTON		146,579

West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. (West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (Pre-Refunded to 12/1/18 @ 100)	1,400	1,450
Wisconsin - 1.1%
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A:
5% 5/15/23 (b)	1,280	1,418
5% 5/15/30 (b)	1,170	1,289
5.25% 5/15/37 (b)	355	390
5.25% 5/15/42 (b)	435	476
5.25% 5/15/47 (b)	435	474
5.25% 5/15/52 (b)	815	886
Series 2017 B-1 3.95% 11/15/24 (b)	370	377
Series 2017 B-2, 3.5% 11/15/23 (b)	470	475
Series 2017 B-3, 3% 11/15/22 (b)	645	647
Pub. Fin. Auth. Solid Waste (Waste Mgmt., Inc. Proj.):
Series 2017 A-1, 1.25% 6/1/23 (c)	10,000	9,999
Series 2017 A-2, 1.25% 10/1/25 (c)	3,000	2,995
Wisconsin Gen. Oblig. Series 2008 D, 5.5% 5/1/26 (Pre-Refunded to 5/1/18 @ 100)	1,100	1,115
Wisconsin Health & Edl. Facilities:
Bonds Series 2013:
4%, tender 3/1/18 (a)	10	10
4%, tender 3/1/18 (a)	3,170	3,183
Series 2010:
5.75% 7/1/30	1,265	1,378
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	735	807
Series 2014 A:
5% 11/15/24	8,765	10,390
5% 11/15/27	6,710	7,839
Series 2014:
5% 5/1/26	835	935
5% 5/1/28	1,800	1,990
5% 5/1/29	890	978
Series 2016, 4% 2/15/38	1,295	1,356
Series 2017 A:
5% 9/1/34	1,800	2,034
5% 9/1/36	2,165	2,437
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010, 5.5% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	1,800	1,965
Series 2013 B:
5% 7/1/25	1,000	1,144
5% 7/1/36	6,985	7,745
Series 2012:
5% 6/1/27	1,800	1,985
5% 6/1/32	1,025	1,118
5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	1,650	1,884
5% 6/1/39	2,415	2,606

TOTAL WISCONSIN		72,325

Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	6,350	6,721
TOTAL MUNICIPAL BONDS
(Cost $5,686,033)		5,851,444

Municipal Notes - 7.9%
Connecticut - 0.0%
Tolland Gen. Oblig. BAN Series 2017, 2% 5/24/18	2,400	$2,405
Illinois - 0.4%
Chicago Board of Ed. Participating VRDN Series Floaters XG 01 08, 1.89% 1/5/18 (Liquidity Facility Barclays Bank PLC) (a)(f)	25,360	25,360
Massachusetts - 0.1%
Webster Gen. Oblig. BAN Series 2017 B, 2.25% 10/12/18	4,200	4,221
New Jersey - 1.3%
Belmar Gen. Oblig. BAN Series 2017, 3% 2/9/18	20,295	20,323
Carteret Gen. Oblig. BAN Series 2017, 2.5% 10/25/18	5,250	5,288
Hackensack City Tax Appeal Nts BAN Series 2017, 1.5% 4/18/18	10,045	10,041
Holmdel Township Gen. Oblig. BAN Series 2017, 2.5% 10/26/18	3,886	3,916
Howell Township Gen. Oblig. BAN Series 2017 A, 3% 10/17/18	13,130	13,280
Maple Shade Township BAN Series 2017, 2.25% 9/7/18	3,970	3,982
Millstone Township Gen. Oblig. BAN Series 2017, 2.25% 9/12/18	3,978	3,995
New Brunswick Gen. Oblig. BAN Series 2017, 2% 6/4/18	17,100	17,128
Roselle County of Union BAN Series 2017, 2.25% 9/14/18	4,300	4,316
South Brunswick Township BAN Series 2017, 2.25% 10/2/18	4,500	4,523

TOTAL NEW JERSEY		86,792

New York - 5.0%
Broome County Gen. Oblig. BAN 2.5% 5/4/18	31,200	31,284
Canastota Central School District BAN Series 2017, 2.5% 7/20/18	5,400	5,425
Canton Cent School District BAN Series 2017, 2.25% 6/29/18	4,950	4,963
Central Valley Central School District BAN Series 2017, 2.5% 6/29/18	9,100	9,132
Copiague Union Free School District TAN Series 2017, 2% 6/21/18	9,100	9,119
Corning School District Gen. Oblig. BAN Series 2017 B, 2.25% 6/21/18	7,100	7,124
East Aurora Union Free School District BAN Series A, 2.25% 8/1/18	3,600	3,610
Elmira City School District BAN Series B, 2.25% 6/28/18	4,900	4,913
Gloversville School District BAN Series 2017, 2.25% 10/19/18	6,800	6,835
Jamestown City School District BAN Series 2017, 2.5% 6/21/18	20,300	20,365
Lansingburgh Central School District BAN Series 2017, 2.5% 7/20/18	5,900	5,927
Lyons Cent School District BAN Series 2017, 2.25% 6/29/18	4,200	4,211
Marcellus Central School District BAN Series 2017, 2.25% 6/29/18	4,100	4,112
Nassau County Gen. Oblig. TAN Series 2017 B, 3% 9/18/18	7,800	7,875
North Tonawanda City School District BAN Series 2017, 2.2% 8/24/18	9,200	9,236
Queensbury Union Free School District BAN Series 2017, 2.5% 7/13/18	9,700	9,742
Red Creek Central School District BAN Series 2017, 2.25% 6/29/18	6,400	6,415
Rockland County Gen. Oblig. TAN Series 2017, 2.5% 3/22/18	4,600	4,608
Rome City School District BAN Series 2017, 2.25% 8/3/18	12,500	12,537
Schoharie County BAN Series 2017, 2.5% 11/8/18	11,000	11,087
South Glens Falls Central School District BAN Series 2017 A, 2.25% 7/27/18	11,400	11,436
Suffolk County Gen. Oblig. TAN:
Series 2017 I, 2.25% 9/27/18	55,900	56,084
Series 2017, 2.5% 7/25/18	29,600	29,715
Syracuse Gen. Oblig. RAN:
Series 2017, 2.25% 6/29/18	25,500	25,584
Series B, 2.25% 7/10/18	21,600	21,673

TOTAL NEW YORK		323,012

Ohio - 0.2%
Avon Lake BAN Series 2017, 2.5% 7/11/18	8,500	8,537
Brunswick Ohio City School District BAN Series 2017, 2.5% 5/31/18	5,000	5,017

TOTAL OHIO		13,554

Texas - 0.9%
Texas Gen. Oblig. TRAN Series 2017, 4% 8/30/18	58,900	59,872
TOTAL MUNICIPAL NOTES
(Cost $516,438)		515,216
TOTAL INVESTMENT IN SECURITIES - 97.8%
(Cost $6,202,471)		6,366,660
NET OTHER ASSETS (LIABILITIES) - 2.2%		144,604
NET ASSETS - 100%		$6,511,264

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

RAN – REVENUE ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $58,772,000 or 0.9% of net assets.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$1,557
Total	$1,557

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	39.1%
Health Care	15.8%
Transportation	14.1%
Escrowed/Pre-Refunded	7.9%
Electric Utilities	6.8%
Others* (Individually Less Than 5%)	16.3%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,202,471)		$6,366,660
Cash		56,916
Receivable for investments sold		11,300
Receivable for fund shares sold		13,616
Interest receivable		76,543
Distributions receivable from Fidelity Central Funds		70
Prepaid expenses		10
Other receivables		8
Total assets		6,525,123
Liabilities
Payable for fund shares redeemed	$7,996
Distributions payable	3,750
Accrued management fee	1,315
Distribution and service plan fees payable	68
Other affiliated payables	669
Other payables and accrued expenses	61
Total liabilities		13,859
Net Assets		$6,511,264
Net Assets consist of:
Paid in capital		$6,342,039
Undistributed net investment income		566
Accumulated undistributed net realized gain (loss) on investments		4,470
Net unrealized appreciation (depreciation) on investments		164,189
Net Assets		$6,511,264
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($91,038 ÷ 8,753.1 shares)		$10.40
Maximum offering price per share (100/96.00 of $10.40)		$10.83
Class M:
Net Asset Value and redemption price per share ($18,487 ÷ 1,778.6 shares)		$10.39
Maximum offering price per share (100/96.00 of $10.39)		$10.82
Class C:
Net Asset Value and offering price per share ($54,294 ÷ 5,218.3 shares)(a)		$10.40
Intermediate Municipal Income:
Net Asset Value, offering price and redemption price per share ($5,371,860 ÷ 516,844.2 shares)		$10.39
Class I:
Net Asset Value, offering price and redemption price per share ($975,585 ÷ 93,717.7 shares)		$10.41

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2017
Investment Income
Interest		$179,308
Income from Fidelity Central Funds		1,552
Total income		180,860
Expenses
Management fee	$15,118
Transfer agent fees	6,594
Distribution and service plan fees	891
Accounting fees and expenses	703
Custodian fees and expenses	44
Independent trustees' fees and expenses	23
Registration fees	207
Audit	62
Legal	16
Miscellaneous	48
Total expenses before reductions	23,706
Expense reductions	(42)	23,664
Net investment income (loss)		157,196
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,301
Fidelity Central Funds	1
Capital gain distributions from Fidelity Central Funds	5
Total net realized gain (loss)		6,307
Change in net unrealized appreciation (depreciation) on investment securities		101,842
Net gain (loss)		108,149
Net increase (decrease) in net assets resulting from operations		$265,345

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$157,196	$149,967
Net realized gain (loss)	6,307	22,049
Change in net unrealized appreciation (depreciation)	101,842	(185,656)
Net increase (decrease) in net assets resulting from operations	265,345	(13,640)
Distributions to shareholders from net investment income	(156,998)	(149,863)
Distributions to shareholders from net realized gain	(1,849)	(22,361)
Total distributions	(158,847)	(172,224)
Share transactions - net increase (decrease)	478,270	475,371
Redemption fees	–	54
Total increase (decrease) in net assets	584,768	289,561
Net Assets
Beginning of period	5,926,496	5,636,935
End of period	$6,511,264	$5,926,496
Other Information
Undistributed net investment income end of period	$566	$464

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Municipal Income Fund Class A

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.21	$10.51	$10.56	$10.18	$10.66
Income from Investment Operations
Net investment income (loss)A	.238	.231	.234	.256	.272
Net realized and unrealized gain (loss)	.192	(.262)	(.048)	.388	(.460)
Total from investment operations	.430	(.031)	.186	.644	(.188)
Distributions from net investment income	(.237)	(.231)	(.234)	(.257)	(.271)
Distributions from net realized gain	(.003)	(.038)	(.002)	(.007)	(.021)
Total distributions	(.240)	(.269)	(.236)	(.264)	(.292)
Redemption fees added to paid in capital	–	–A,B	–A,B	–A,B	–A,B
Net asset value, end of period	$10.40	$10.21	$10.51	$10.56	$10.18
Total ReturnC,D	4.25%	(.34)%	1.79%	6.38%	(1.78)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.68%	.69%	.67%	.66%
Expenses net of fee waivers, if any	.69%	.68%	.69%	.67%	.66%
Expenses net of all reductions	.69%	.67%	.69%	.67%	.65%
Net investment income (loss)	2.29%	2.19%	2.24%	2.45%	2.61%
Supplemental Data
Net assets, end of period (in millions)	$91	$134	$148	$115	$108
Portfolio turnover rateG	26%	28%	14%	17%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class M

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.21	$10.51	$10.55	$10.17	$10.65
Income from Investment Operations
Net investment income (loss)A	.239	.235	.239	.260	.273
Net realized and unrealized gain (loss)	.183	(.262)	(.039)	.388	(.460)
Total from investment operations	.422	(.027)	.200	.648	(.187)
Distributions from net investment income	(.239)	(.235)	(.238)	(.261)	(.272)
Distributions from net realized gain	(.003)	(.038)	(.002)	(.007)	(.021)
Total distributions	(.242)	(.273)	(.240)	(.268)	(.293)
Redemption fees added to paid in capital	–	–A,B	–A,B	–A,B	–A,B
Net asset value, end of period	$10.39	$10.21	$10.51	$10.55	$10.17
Total ReturnC,D	4.17%	(.30)%	1.93%	6.43%	(1.77)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.66%	.64%	.65%	.63%	.64%
Expenses net of fee waivers, if any	.66%	.64%	.65%	.63%	.64%
Expenses net of all reductions	.66%	.64%	.65%	.63%	.64%
Net investment income (loss)	2.31%	2.22%	2.28%	2.48%	2.62%
Supplemental Data
Net assets, end of period (in millions)	$18	$19	$19	$18	$17
Portfolio turnover rateG	26%	28%	14%	17%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class C

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.22	$10.52	$10.56	$10.18	$10.66
Income from Investment Operations
Net investment income (loss)A	.160	.152	.156	.176	.191
Net realized and unrealized gain (loss)	.183	(.262)	(.038)	.389	(.460)
Total from investment operations	.343	(.110)	.118	.565	(.269)
Distributions from net investment income	(.160)	(.152)	(.156)	(.178)	(.190)
Distributions from net realized gain	(.003)	(.038)	(.002)	(.007)	(.021)
Total distributions	(.163)	(.190)	(.158)	(.185)	(.211)
Redemption fees added to paid in capital	–	–A,B	–A,B	–A,B	–A,B
Net asset value, end of period	$10.40	$10.22	$10.52	$10.56	$10.18
Total ReturnC,D	3.37%	(1.08)%	1.13%	5.58%	(2.54)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.43%	1.42%	1.44%	1.43%	1.43%
Expenses net of fee waivers, if any	1.43%	1.42%	1.44%	1.43%	1.43%
Expenses net of all reductions	1.43%	1.42%	1.44%	1.43%	1.43%
Net investment income (loss)	1.54%	1.44%	1.49%	1.69%	1.83%
Supplemental Data
Net assets, end of period (in millions)	$54	$61	$60	$61	$62
Portfolio turnover rateG	26%	28%	14%	17%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.21	$10.51	$10.55	$10.17	$10.65
Income from Investment Operations
Net investment income (loss)A	.270	.265	.269	.287	.301
Net realized and unrealized gain (loss)	.183	(.262)	(.038)	.389	(.459)
Total from investment operations	.453	.003	.231	.676	(.158)
Distributions from net investment income	(.270)	(.265)	(.269)	(.289)	(.301)
Distributions from net realized gain	(.003)	(.038)	(.002)	(.007)	(.021)
Total distributions	(.273)	(.303)	(.271)	(.296)	(.322)
Redemption fees added to paid in capital	–	–A,B	–A,B	–A,B	–A,B
Net asset value, end of period	$10.39	$10.21	$10.51	$10.55	$10.17
Total ReturnC	4.48%	(.01)%	2.23%	6.71%	(1.50)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.36%	.35%	.36%	.37%	.37%
Expenses net of fee waivers, if any	.36%	.35%	.36%	.37%	.37%
Expenses net of all reductions	.36%	.35%	.36%	.36%	.37%
Net investment income (loss)	2.61%	2.51%	2.57%	2.75%	2.89%
Supplemental Data
Net assets, end of period (in millions)	$5,372	$4,953	$4,746	$4,453	$3,890
Portfolio turnover rateF	26%	28%	14%	17%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class I

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.22	$10.52	$10.57	$10.19	$10.67
Income from Investment Operations
Net investment income (loss)A	.263	.257	.261	.282	.295
Net realized and unrealized gain (loss)	.193	(.261)	(.048)	.389	(.459)
Total from investment operations	.456	(.004)	.213	.671	(.164)
Distributions from net investment income	(.263)	(.258)	(.261)	(.284)	(.295)
Distributions from net realized gain	(.003)	(.038)	(.002)	(.007)	(.021)
Total distributions	(.266)	(.296)	(.263)	(.291)	(.316)
Redemption fees added to paid in capital	–	–A,B	–A,B	–A,B	–A,B
Net asset value, end of period	$10.41	$10.22	$10.52	$10.57	$10.19
Total ReturnC	4.50%	(.09)%	2.05%	6.65%	(1.55)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.44%	.43%	.44%	.41%	.42%
Expenses net of fee waivers, if any	.44%	.43%	.44%	.41%	.42%
Expenses net of all reductions	.44%	.43%	.44%	.41%	.42%
Net investment income (loss)	2.54%	2.43%	2.49%	2.70%	2.84%
Supplemental Data
Net assets, end of period (in millions)	$976	$760	$663	$609	$468
Portfolio turnover rateF	26%	28%	14%	17%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Intermediate Municipal Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period January 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$183,651
Gross unrealized depreciation	(19,100)
Net unrealized appreciation (depreciation)	$164,551
Tax Cost	$6,202,109

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$201
Undistributed long-term capital gain	$4,475
Net unrealized appreciation (depreciation) on securities and other investments	$164,551

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Tax-exempt Income	$156,998	$149,863
Ordinary Income	-	588
Long-term Capital Gains	1,849	21,773
Total	$158,847	$172,224

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,949,168 and $1,450,634, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The fee is based on an annual asset based fee of .11% of the Fund's average net assets plus an income based fee of 5% of the Fund's gross income throughout the month. For the reporting period, the total annual management fee rate was .25% of average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$271	$–
Class M	-%	.25%	47	–
Class C	.75%	.25%	573	56
			$891	$56

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class M	1
Class C(a)	5
$14

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$183.17
Class M	27.15
Class C	96.17
Intermediate Municipal Income	4,915.10
Class I	1,373.17
	$6,594

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $19 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $42.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Class A	$2,481	$3,466
Class M	431	440
Class B	–	6
Class C	884	921
Intermediate Municipal Income	132,666	126,499
Class I	20,536	18,531
Total	$156,998	$149,863
From net realized gain
Class A	$28	$569
Class M	5	70
Class C	16	234
Intermediate Municipal Income	1,527	18,501
Class I	273	2,987
Total	$1,849	$22,361

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Class A
Shares sold	1,569	5,732	$16,212	$60,688
Reinvestment of distributions	224	337	2,317	3,538
Shares redeemed	(6,176)	(7,012)	(63,672)	(73,308)
Net increase (decrease)	(4,383)	(943)	$(45,143)	$(9,082)
Class M
Shares sold	166	293	$1,714	$3,072
Reinvestment of distributions	40	43	417	457
Shares redeemed	(269)	(286)	(2,792)	(2,998)
Net increase (decrease)	(63)	50	$(661)	$531
Class B
Shares sold	–	1	$–	$7
Reinvestment of distributions	–	–(a)	–	4
Shares redeemed	–	(91)	–	(974)
Net increase (decrease)	–	(90)	$–	$(963)
Class C
Shares sold	473	1,497	$4,910	$15,866
Reinvestment of distributions	77	96	800	1,005
Shares redeemed	(1,278)	(1,381)	(13,247)	(14,509)
Net increase (decrease)	(728)	212	$(7,537)	$2,362
Intermediate Municipal Income
Shares sold	132,929	138,848	$1,375,900	$1,453,884
Reinvestment of distributions	8,809	9,716	91,199	102,084
Shares redeemed	(110,185)	(114,937)	(1,138,030)	(1,196,764)
Net increase (decrease)	31,553	33,627	$329,069	$359,204
Class I
Shares sold	61,657	37,171	$641,157	$392,949
Reinvestment of distributions	1,691	1,558	17,540	16,384
Shares redeemed	(44,009)	(27,352)	(456,155)	(286,014)
Net increase (decrease)	19,339	11,377	$202,542	$123,319

 (a) In the amount of less than five hundred shares.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Intermediate Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Intermediate Municipal Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Class A	.68%
Actual		$1,000.00	$1,015.50	$3.45
Hypothetical-C		$1,000.00	$1,021.78	$3.47
Class M	.65%
Actual		$1,000.00	$1,015.70	$3.30
Hypothetical-C		$1,000.00	$1,021.93	$3.31
Class C	1.42%
Actual		$1,000.00	$1,011.70	$7.20
Hypothetical-C		$1,000.00	$1,018.05	$7.22
Intermediate Municipal Income	.36%
Actual		$1,000.00	$1,017.20	$1.83
Hypothetical-C		$1,000.00	$1,023.39	$1.84
Class I	.43%
Actual		$1,000.00	$1,016.80	$2.19
Hypothetical-C		$1,000.00	$1,023.04	$2.19

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Intermediate Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Intermediate Municipal Income Fund
Class A	02/12/18	02/09/18	$0.008
Class M	02/12/18	02/09/18	$0.008
Class C	02/12/18	02/09/18	$0.008
Intermediate Municipal Income	02/12/18	02/09/18	$0.008
Class I	02/12/18	02/09/18	$0.008

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $6,358,841, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2017, 100% of the fund's income dividends were free from federal income tax, and 7.81% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Intermediate Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M (formerly Class T), Class I, and the retail class ranked below the competitive median for 2016 and the total expense ratio of Class C ranked equal to the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Series International Credit Fund Annual Report December 31, 2017

Contents

Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2017
United States of America	23.9%
Netherlands	15.0%
United Kingdom	15.0%
France	5.2%
Denmark	4.5%
Germany	4.2%
British Virgin Islands	3.9%
Switzerland	3.8%
Mexico	3.7%
Other	20.8%

Percentages are based on country or territory of incorporation and include the effect of foreign currency contracts, futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within the United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2017
U.S. Government and U.S. Government Agency Obligations	1.8%
AAA	0.7%
AA	2.3%
A	17.0%
BBB	42.1%
BB and Below	19.0%
Not Rated	6.7%
Equities	0.7%
Short-Term Investments and Net Other Assets	9.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2017*,**
Corporate Bonds	69.6%
U.S. Government and U.S. Government Agency Obligations	1.8%
Foreign Government and Government Agency Obligations	6.1%
Other Investments	12.8%
Short-Term Investments and Net Other Assets (Liabilities)	9.7%

 * Futures and Swaps - 6.6%

 ** Foreign Currency Contracts - (80.9)%

Investments December 31, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 69.6%
		Principal Amount(a)	Value
Argentina - 0.5%
YPF SA 8.5% 3/23/21 (Reg. S)		$450,000	$508,950
Australia - 0.5%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(c)		500,000	508,735
Bailiwick of Jersey - 1.5%
Heathrow Funding Ltd. 6% 3/20/20	GBP	1,020,000	1,516,725
Belgium - 0.8%
Anheuser-Busch InBev SA NV 1.75% 3/7/25 (Reg. S)	GBP	585,000	781,349
British Virgin Islands - 3.9%
Proven Glory Capital Ltd. 3.25% 2/21/22 (Reg. S)		980,000	976,313
Sinopec Group Overseas Development 2.5% 9/13/22 (Reg. S)		2,000,000	1,947,968
Sinopec Group Overseas Development (2015) Ltd. 1% 4/28/22 (Reg. S)	EUR	880,000	1,067,980

TOTAL BRITISH VIRGIN ISLANDS			3,992,261

Cayman Islands - 1.4%
Banco Do Brasil SA 4.625% 1/15/25 (d)		500,000	494,165
Three Gorges Finance II (Cayman Islands) Ltd. 1.3% 6/21/24 (Reg. S)	EUR	740,000	893,746

TOTAL CAYMAN ISLANDS			1,387,911

Curacao - 0.4%
Teva Pharmaceutical Finance IV BV 2.875% 4/15/19	EUR	350,000	425,197
Denmark - 4.5%
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	2,312,000	3,026,919
TDC A/S 3.5% 2/26/3015 (Reg. S) (c)	EUR	460,000	576,501
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	810,000	1,031,481

TOTAL DENMARK			4,634,901

France - 1.5%
Lagardere S.C.A. 1.625% 6/21/24 (Reg. S)	EUR	1,300,000	1,548,537
Germany - 3.5%
alstria office REIT-AG 1.5% 11/15/27 (Reg. S)	EUR	2,200,000	2,568,879
TLG Immobilien AG 1.375% 11/27/24 (Reg. S)	EUR	800,000	956,109

TOTAL GERMANY			3,524,988

Ireland - 2.7%
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (c)	EUR	1,005,000	1,311,199
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (c)		1,395,000	1,464,750

TOTAL IRELAND			2,775,949

Italy - 1.3%
UniCredit SpA 6.375% 5/2/23 (Reg. S) (c)		955,000	966,198
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	348,000	406,433

TOTAL ITALY			1,372,631

Luxembourg - 3.4%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	1,315,000	1,569,914
Altice SA 7.25% 5/15/22 (Reg. S)	EUR	200,000	243,109
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	1,330,000	1,601,089

TOTAL LUXEMBOURG			3,414,112

Mexico - 3.7%
BBVA Bancomer SA 7.25% 4/22/20 (Reg. S)		900,000	973,125
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		465,000	497,550
Petroleos Mexicanos 2.5% 8/21/21 (Reg. S)	EUR	1,850,000	2,329,392

TOTAL MEXICO			3,800,067

Netherlands - 11.7%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (c)		1,400,000	1,441,126
Brenntag Finance BV 1.125% 9/27/25 (Reg. S)	EUR	850,000	1,012,422
Compass Group International BV 0.625% 7/3/24 (Reg. S)	EUR	1,000,000	1,189,768
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (c)		650,000	705,978
ING Bank NV 6.875% 5/29/23 (c)	GBP	2,278,000	3,145,526
Mylan NV 2.25% 11/22/24 (Reg. S)	EUR	490,000	611,449
Petrobras Global Finance BV 6.125% 1/17/22		1,630,000	1,729,838
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	585,000	687,319
Teva Pharmaceutical Finance Netherlands III BV:
0.375% 7/25/20 (Reg. S)	EUR	250,000	284,957
1.25% 3/31/23 (Reg. S)	EUR	450,000	492,267
Volkswagen International Finance NV 2.7%(Reg. S) (b)(c)	EUR	500,000	617,907

TOTAL NETHERLANDS			11,918,557

Spain - 1.5%
CaixaBank SA:
2.75% 7/14/28 (Reg. S) (c)	EUR	400,000	488,395
5% 11/14/23 (Reg. S) (c)	EUR	800,000	996,807

TOTAL SPAIN			1,485,202

Sweden - 1.9%
Securitas AB 1.125% 2/20/24 (Reg. S)	EUR	1,580,000	1,904,366
Switzerland - 3.8%
Credit Suisse Group AG 5.75% 9/18/25 (Reg. S) (c)	EUR	1,820,000	2,476,530
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	1,040,000	1,397,585

TOTAL SWITZERLAND			3,874,115

United Kingdom - 8.8%
Annington Funding PLC 2.646% 7/12/25 (Reg. S)	GBP	790,000	1,084,658
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	395,000	549,924
HSBC Holdings PLC 2.256% 11/13/26 (Reg. S) (c)	GBP	950,000	1,286,693
Imperial Tobacco Finance PLC 8.125% 3/15/24	GBP	550,000	995,773
Pennon Group PLC 2.875% (Reg. S) (b)(c)	GBP	400,000	543,786
SKY PLC 2.25% 11/17/25 (Reg. S)	EUR	815,000	1,062,318
TalkTalk Telecom Group PLC 5.375% 1/15/22 (Reg. S)	GBP	200,000	262,996
Tesco PLC:
5% 3/24/23	GBP	340,000	515,952
6.125% 2/24/22	GBP	170,000	264,591
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	100,000	142,041
4.5% 9/7/23 (Reg. S)	GBP	550,000	775,402
Vodafone Group PLC 7.875% 2/15/30		550,000	746,992
Western Power Distribution 3.875% 10/17/24 (Reg. S)	GBP	140,000	211,119
Western Power Distribution (East Midlands) PLC 5.25% 1/17/23	GBP	320,000	504,878

TOTAL UNITED KINGDOM			8,947,123

United States of America - 12.3%
Anheuser-Busch InBev Finance, Inc. 4.7% 2/1/36		915,000	1,026,131
Bank of America Corp. 1.776% 5/4/27 (Reg. S) (c)	EUR	1,755,000	2,195,673
Bat Capital Corp. 2.125% 8/15/25	GBP	900,000	1,209,509
CEMEX Finance LLC 4.625% 6/15/24	EUR	1,110,000	1,444,613
Chesapeake Energy Corp. 6.125% 2/15/21		525,000	531,563
Citigroup, Inc. 5.125% 12/12/18	GBP	115,000	161,199
Goldman Sachs Group, Inc.:
1.25% 5/1/25 (Reg. S)	EUR	625,000	755,472
2% 7/27/23 (Reg. S)	EUR	1,685,000	2,147,079
Morgan Stanley 1% 12/2/22	EUR	1,750,000	2,142,734
Time Warner Cable, Inc. 4.5% 9/15/42		1,025,000	960,897

TOTAL UNITED STATES OF AMERICA			12,574,870

TOTAL NONCONVERTIBLE BONDS
(Cost $69,252,030)			70,896,546

U.S. Government and Government Agency Obligations - 1.8%
U.S. Treasury Obligations - 1.8%
U.S. Treasury Bonds:
2.5% 2/15/45 (e)		$135,000	$128,554
3% 5/15/47 (e)(f)		975,000	1,023,953
5% 5/15/37 (e)(f)		500,000	685,050
			1,837,557
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,798,531)			1,837,557

Foreign Government and Government Agency Obligations - 6.1%
Germany - 0.7%
German Federal Republic 2.5% 8/15/46	EUR	$459,000	$722,548
Indonesia - 3.1%
Indonesian Republic 2.625% 6/14/23	EUR	2,470,000	3,200,721
United Kingdom - 2.3%
United Kingdom, Great Britain and Northern Ireland:
1.5% 7/22/47	GBP	420,000	533,615
4.25% 3/7/36(f)	GBP	930,000	1,764,895

TOTAL UNITED KINGDOM			2,298,510

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,907,811)			6,221,779
		Shares	Value

Nonconvertible Preferred Stocks - 0.7%
United Kingdom - 0.7%
Nationwide Building Society 10.25%
(Cost $677,724)		3,254	690,311
		Principal Amount(a)	Value

Preferred Securities - 12.1%
Canada - 0.5%
Bank of Nova Scotia 4.65% (b)(c)		500,000	502,199
France - 3.8%
BNP Paribas SA 6.75% (Reg. S) (b)(c)		450,000	496,271
Credit Agricole Assurances SA 4.25% (Reg. S) (b)(c)	EUR	800,000	1,111,713
Credit Agricole SA 8.125% 9/19/33 (Reg. S) (c)		915,000	970,991
Danone SA 1.75% (Reg. S) (b)(c)	EUR	400,000	483,775
Total SA 2.625% (Reg. S) (b)(c)	EUR	665,000	857,122

TOTAL FRANCE			3,919,872

Italy - 1.3%
Assicurazioni Generali SpA 6.416% (b)(c)	GBP	850,000	1,335,248
Netherlands - 3.3%
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (b)	EUR	560,000	831,860
Telefonica Europe BV 6.5% (Reg. S) (b)(c)	EUR	1,600,000	2,040,088
Volkswagen International Finance NV 2.5%(Reg. S) (b)(c)	EUR	445,000	558,261

TOTAL NETHERLANDS			3,430,209

United Kingdom - 3.2%
Aviva PLC 6.125% (b)(c)	GBP	670,000	1,052,298
Barclays Bank PLC 7.625% 11/21/22		470,000	536,334
Barclays PLC 7.875% (Reg. S) (b)(c)	GBP	560,000	842,147
HSBC Holdings PLC 5.25% (b)(c)	EUR	600,000	806,580

TOTAL UNITED KINGDOM			3,237,359

TOTAL PREFERRED SECURITIES
(Cost $12,062,419)			12,424,887
		Shares	Value

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 1.36% (g)
(Cost $1,550,489)		1,550,179	1,550,489

Purchased Swaptions - 0.0%(h)
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option with an exercise rate of 2.625% on a credit default swap with BNP Paribas to buy protection on the 5-Year iTraxx Europe Crossover Series 28 Index expiring December 2022, paying 5% quarterly	1/17/18	EUR 12,100,000	$12,521
TOTAL PURCHASED SWAPTIONS
(Cost $75,839)			12,521
TOTAL INVESTMENT IN SECURITIES - 91.8%
(Cost $91,324,843)			93,634,090
NET OTHER ASSETS (LIABILITIES) - 8.2%			8,330,530
NET ASSETS - 100%			$101,964,620

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	9	March 2018	$906,979	$(6,663)	$(6,663)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	7	March 2018	1,376,252	(40,250)	(40,250)
ICE Long Gilt Contracts (United Kingdom)	2	March 2018	337,970	883	883
TSE 10 Year Japanese Government Bond Index Contracts (Japan)	1	March 2018	1,338,185	(702)	(702)
TOTAL BOND INDEX CONTRACTS					(46,732)
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	13	March 2018	1,612,609	(8,949)	(8,949)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	37	March 2018	7,922,047	(16,393)	(16,393)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	92	March 2018	10,687,094	(51,159)	(51,159)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	5	March 2018	765,000	2,297	2,297
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	26	March 2018	3,472,625	(6,242)	(6,242)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	6	March 2018	1,005,938	7,602	7,602
TME 10 Year Canadian Note Contracts (Canada)	22	March 2018	2,358,918	(32,639)	(32,639)
TOTAL TREASURY CONTRACTS					(105,483)

TOTAL PURCHASED					(152,215)

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	78	March 2018	12,317,156	49,700	49,700
Eurex Euro-Bund Contracts (Germany)	18	March 2018	3,491,851	16,438	16,438
ICE Medium Gilt Contracts (United Kingdom)	13	March 2018	1,985,477	(1,556)	(1,556)
TOTAL SOLD					64,582
TOTAL FUTURES CONTRACTS					$(87,633)

The notional amount of futures purchased as a percentage of Net Assets is 31.2%

The notional amount of futures sold as a percentage of Net Assets is 17.5%

For the period, the average monthly notional value for futures contracts in the aggregate was $50,661,726.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	69,197	EUR	58,000	State Street Bank And Trust Co.	1/2/18	$(394)
GBP	42,000	USD	56,759	Goldman Sachs Bank USA	1/3/18	(53)
USD	5,662,643	CZK	122,199,844	BNP Paribas SA	1/8/18	(77,805)
USD	2,516,822	CZK	54,421,242	Citibank, N.A.	1/8/18	(39,665)
USD	973,143	CZK	20,990,702	Goldman Sachs Bank USA	1/8/18	(12,914)
EUR	1,397,000	USD	1,661,068	Canadian Imperial Bank of Commerce	2/23/18	20,198
EUR	62,000	USD	73,695	Citibank, N.A.	2/23/18	921
EUR	859,000	USD	1,017,245	Citibank, N.A.	2/23/18	16,547
EUR	82,000	USD	97,224	Credit Suisse Intl.	2/23/18	1,462
EUR	29,000	USD	34,381	Goldman Sachs Bank USA	2/23/18	520
EUR	53,000	USD	63,302	JPMorgan Chase Bank, N.A.	2/23/18	482
EUR	1,552,000	USD	1,842,299	JPMorgan Chase Bank, N.A.	2/23/18	25,507
EUR	103,000	USD	122,758	Royal Bank Of Canada	2/23/18	1,201
EUR	45,000	USD	53,850	State Street Bank And Trust Co.	2/23/18	307
GBP	571,000	USD	751,932	Citibank, N.A.	2/23/18	20,292
GBP	3,031,000	USD	4,090,431	Credit Suisse Intl.	2/23/18	8,716
GBP	39,000	USD	52,376	Goldman Sachs Bank USA	2/23/18	368
GBP	792,000	USD	1,068,711	JPMorgan Chase Bank, N.A.	2/23/18	2,397
USD	24,933	AUD	32,000	Deutsche Bank AG	2/23/18	(33)
USD	8,439	AUD	11,000	State Street Bank And Trust Co.	2/23/18	(143)
USD	6,349	CAD	8,000	Canadian Imperial Bank of Commerce	2/23/18	(20)
USD	15,002	CAD	19,000	Citibank, N.A.	2/23/18	(125)
USD	18,920	CAD	24,000	JPMorgan Chase Bank, N.A.	2/23/18	(187)
USD	868,426	EUR	730,000	Canadian Imperial Bank of Commerce	2/23/18	(10,117)
USD	803,266	EUR	674,000	Credit Suisse Intl.	2/23/18	(7,881)
USD	73,285	EUR	62,000	Goldman Sachs Bank USA	2/23/18	(1,331)
USD	51,633,227	EUR	43,965,885	JPMorgan Chase Bank, N.A.	2/23/18	$(1,278,968)
USD	1,820,801	EUR	1,551,000	JPMorgan Chase Bank, N.A.	2/23/18	(45,801)
USD	98,939	EUR	83,000	JPMorgan Chase Bank, N.A.	2/23/18	(950)
USD	369,327	EUR	315,000	State Street Bank And Trust Co.	2/23/18	(9,770)
USD	300,383	EUR	254,000	State Street Bank And Trust Co.	2/23/18	(5,302)
USD	136,428	EUR	115,000	State Street Bank And Trust Co.	2/23/18	(1,972)
USD	546,010	GBP	406,000	Citibank, N.A.	2/23/18	(3,068)
USD	107,024	GBP	81,000	Credit Suisse Intl.	2/23/18	(2,521)
USD	24,689,254	GBP	18,617,662	JPMorgan Chase Bank, N.A.	2/23/18	(489,412)
USD	326,809	GBP	244,000	JPMorgan Chase Bank, N.A.	2/23/18	(3,178)
USD	152,341	GBP	115,000	Royal Bank Of Canada	2/23/18	(3,186)
USD	136,765	GBP	103,000	State Street Bank And Trust Co.	2/23/18	(2,533)
USD	177,318	GBP	131,000	Goldman Sachs Bank USA	2/23/18	152
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(1,898,259)
					Unrealized Appreciation	99,070
					Unrealized Depreciation	(1,997,329)

For the period, the average contract value for forward foreign currency contracts in the aggregate was $83,860,174 . Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Accor SA		Jun. 2022	Citibank, N.A.	(1%)	Quarterly	EUR 1,250,000	$(31,522)	$24,763	$(6,759)
Carlsberg Breweries A/S		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 1,250,000	(46,446)	42,896	(3,550)
Energias De Portugal SA		Jun. 2022	JPMorgan Chase Bank, N.A.	(5%)	Quarterly	EUR 1,050,000	(255,263)	243,322	(11,941)
Gas Natural Capital Markets SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 1,250,000	(33,564)	32,168	(1,396)
Santander Issuances SA Unipersonal		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 1,300,000	5,424	(29,767)	(24,343)

TOTAL CREDIT DEFAULT SWAPS							$(361,371)	$313,382	$(47,989)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

For the period, the average monthly notional amount for swaps in the aggregate was $5,768,158.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

CZK – Czech Republic koruna

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security is perpetual in nature with no stated maturity date.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $494,165 or 0.5% of net assets.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $399,753.

 (f) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $1,758,692.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) For the period, the average monthly notional amount for purchased swaptions was $16,690,141.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,647
Total	$13,647

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$690,311	$--	$690,311	$--
Corporate Bonds	70,896,546	--	70,896,546	--
U.S. Government and Government Agency Obligations	1,837,557	--	1,837,557	--
Foreign Government and Government Agency Obligations	6,221,779	--	6,221,779	--
Preferred Securities	12,424,887	--	12,424,887	--
Money Market Funds	1,550,489	1,550,489	--	--
Purchased Swaptions	12,521	--	12,521	--
Total Investments in Securities:	$93,634,090	$1,550,489	$92,083,601	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$99,070	$--	$99,070	$--
Futures Contracts	76,920	76,920	--	--
Swaps	5,424	--	5,424	--
Total Assets	$181,414	$76,920	$104,494	$--
Liabilities
Forward Foreign Currency Contracts	$(1,997,329)	$--	$(1,997,329)	$--
Futures Contracts	(164,553)	(164,553)	--	--
Swaps	(366,795)	--	(366,795)	--
Total Liabilities	$(2,528,677)	$(164,553)	$(2,364,124)	$--
Total Derivative Instruments:	$(2,347,263)	$(87,633)	$(2,259,630)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$12,521	$0
Swaps(b)	5,424	(366,795)
Total Credit Risk	17,945	(366,795)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	99,070	(1,997,329)
Total Foreign Exchange Risk	99,070	(1,997,329)
Interest Rate Risk
Futures Contracts(d)	76,920	(164,553)
Total Interest Rate Risk	76,920	(164,553)
Total Value of Derivatives	$193,935	$(2,528,677)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
Citibank, N.A.	$37,760	$(74,380)	$--	$--	$(36,620)
JPMorgan Chase Bank, N.A.	28,386	(2,073,759)	--	1,758,692	(286,681)
Canadian Imperial Bank of Commerce	20,198	(10,137)	--	--	10,061
BNP Paribas SA	17,945	(157,815)	--	--	(139,870)
Credit Suisse Intl.	10,178	(10,402)	--	--	(224)
Royal Bank Of Canada	1,201	(3,186)	--	--	(1,985)
Goldman Sachs Bank USA	1,040	(14,298)	--	--	(13,258)
State Street Bank And Trust Co.	307	(20,114)	--	--	(19,807)
Deutsche Bank AG	--	(33)	--	--	(33)
Exchange Traded Futures	76,920	(164,553)	--	87,633	--
Total	$193,935	$(2,528,677)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess of initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $89,774,354)	$92,083,601
Fidelity Central Funds (cost $1,550,489)	1,550,489
Total Investment in Securities (cost $91,324,843)		$93,634,090
Cash		10,921
Foreign currency held at value (cost $9,359,248)		9,543,556
Unrealized appreciation on forward foreign currency contracts		99,070
Dividends receivable		1,477
Interest receivable		1,059,879
Distributions receivable from Fidelity Central Funds		1,891
Receivable for daily variation margin on futures contracts		30,972
Bi-lateral OTC swaps, at value		5,424
Total assets		104,387,280
Liabilities
Payable for investments purchased	$56,797
Unrealized depreciation on forward foreign currency contracts	1,997,329
Bi-lateral OTC swaps, at value	366,795
Other payables and accrued expenses	1,739
Total liabilities		2,422,660
Net Assets		$101,964,620
Net Assets consist of:
Paid in capital		$101,285,334
Undistributed net investment income		157,386
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		41,904
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		479,996
Net Assets, for 10,194,795 shares outstanding		$101,964,620
Net Asset Value, offering price and redemption price per share ($101,964,620 ÷ 10,194,795 shares)		$10.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period July 25, 2017 (commencement of operations) to December 31, 2017
Investment Income
Dividends		$220,633
Interest		766,184
Income from Fidelity Central Funds		13,647
Total income		1,000,464
Expenses
Custodian fees and expenses	$5,173
Independent trustees' fees and expenses	144
Total expenses before reductions	5,317
Expense reductions	(193)	5,124
Net investment income (loss)		995,340
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	624,074
Forward foreign currency contracts	179,538
Foreign currency transactions	(144,850)
Futures contracts	(175,023)
Swaps	(31,842)
Total net realized gain (loss)		451,897
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,309,247
Forward foreign currency contracts	(1,898,259)
Assets and liabilities in foreign currencies	204,630
Futures contracts	(87,633)
Swaps	(47,989)
Total change in net unrealized appreciation (depreciation)		479,996
Net gain (loss)		931,893
Net increase (decrease) in net assets resulting from operations		$1,927,233

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period July 25, 2017 (commencement of operations) to December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$995,340
Net realized gain (loss)	451,897
Change in net unrealized appreciation (depreciation)	479,996
Net increase (decrease) in net assets resulting from operations	1,927,233
Distributions to shareholders from net investment income	(1,032,923)
Distributions to shareholders from net realized gain	(215,024)
Distributions to shareholders from tax return of capital	(658,690)
Total distributions	(1,906,637)
Share transactions
Proceeds from sales of shares	100,955,075
Reinvestment of distributions	1,906,637
Cost of shares redeemed	(917,688)
Net increase (decrease) in net assets resulting from share transactions	101,944,024
Total increase (decrease) in net assets	101,964,620
Net Assets
Beginning of period	–
End of period	$101,964,620
Other Information
Undistributed net investment income end of period	$157,386
Shares
Sold	10,095,507
Issued in reinvestment of distributions	191,042
Redeemed	(91,754)
Net increase (decrease)	10,194,795

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Credit Fund

Years ended December 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.100
Net realized and unrealized gain (loss)	.090
Total from investment operations	.190
Distributions from net investment income	(.103)
Distributions from net realized gain	(.021)
Tax return of capital	(.066)
Total distributions	(.190)
Net asset value, end of period	$10.00
Total ReturnC,D	1.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%G
Expenses net of fee waivers, if any	.01%G
Expenses net of all reductions	.01%G
Net investment income (loss)	2.27%G
Supplemental Data
Net assets, end of period (000 omitted)	$101,965
Portfolio turnover rateH	40%I

 A For the period July 25, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Series International Credit Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds advised by Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves,credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Options traded over-the-counter are valued using broker-supplied valuations and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, tax return of capital distributions and losses deferred due to futures transactions and excise tax regulations.

For the period ended December 31, 2017, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,653,051
Gross unrealized depreciation	(419,756)
Net unrealized appreciation (depreciation)	$2,233,295
Tax Cost	$91,002,749

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$770,376

The Fund intends to elect to defer to its next fiscal year $8,121 of capital losses recognized during the period November 1, 2017 to December 31, 2017.

The Fund intends to elect to defer to its next fiscal year $82,970 of ordinary losses recognized during the period November 1, 2017 to December 31, 2017.

At period end, the Fund was required to defer approximately $1,380 of losses on futures contracts.

The tax character of distributions paid was as follows:

December 31, 2017(a)
Ordinary Income	$1,247,947
Tax return of capital	658,690
Total	$1,906,637

 (a) For the period July 25, 2017 (commencement of operations) to December 31, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(167,391)	$(63,318)
Swaps	(31,842)	(47,989)
Total Credit Risk	(199,233)	(111,307)
Foreign Exchange Risk
Forward Foreign Currency Contracts	179,538	(1,898,259)
Interest Rate Risk
Futures Contracts	(175,023)	(87,633)
Totals	$(194,718)	$(2,097,199)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and also to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $116,403,126 and $28,917,026, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $193.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Series International Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period July 25, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period July 25, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 25, 2017 to December 31, 2017). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period July 1, 2017 to December 31, 2017.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period
Actual	.01%	$1,000.00	$1,019.10	$.04-B
Hypothetical-C		$1,000.00	$1,025.16	$.05-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 160/365 (to reflect the period July 25, 2017 to December 31, 2017).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

A total of 2.68% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series International Credit Fund

On April 19, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy, and the purpose of Series funds generally. The Board considered the structure of the investment personnel compensation program, and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers, and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund would not pay a management fee for investment advisory services. In reviewing the Advisory Contracts, the Board also considered the projected total expense ratio of the fund. The Board noted that FMR pays all other expenses of the fund, with limited exceptions.

The Board also noted that FMR had contractually agreed to reimburse the fund through February 28, 2021 to the extent total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of its average net assets exceed 1.4 bp.

The Board considered the total expense ratio of the fund after the effect of the contractual expense cap arrangements.

Based on its review, the Board concluded that the fund's projected total expense ratio was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

Economies of Scale.  The Board concluded that because the fund does not pay a management fee and FMR pays all other expenses of the fund, with limited exceptions, economies of scale cannot be realized by the fund, but may be realized by the other Fidelity funds that invest in the fund.

Additional Information Considered by the Board.  In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received information explaining that the fund is offered exclusively to other Fidelity funds, which use the fund to gain exposure to a specific type of investment. The Board also noted that those Fidelity funds investing in the fund will benefit from investing in one centralized fund as the fund may deliver more uniform asset class performance and offer additional opportunities to generate returns and diversify the investing funds' fixed income allocations.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Board Approval of Investment Advisory Contracts

Fidelity Series International Credit Fund

At its September 2017 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve amended and restated sub-advisory agreements with FMR Co., Inc., Fidelity Investments Money Management, Inc., FMR Investment Management (U.K.) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited (together, the Sub-Advisers) for the fund (together, the Amended Contracts). The Board noted that the Amended Contracts are intended to ensure consistency in the sub-advisory fees paid under a new fee structure, pursuant to which the fund does not pay a management fee to Fidelity Management & Research Company (FMR), as compared to the sub-advisory fees paid under the prior fee structure. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and the Sub-Advisers to the fund, including the resources dedicated to investment management and support services, as well as administrative services. At its April 2017 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management and sub-advisory agreements should benefit the fund's shareholders. The Board noted Fidelity's representation that approval of the Amended Contracts would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations.

The Board considered that the fund does not pay a management fee for investment advisory services and that the Sub-Advisers receive compensation from FMR or its affiliates. The Board noted at its April 2017 meeting that FMR pays all other expenses of the fund, with limited exceptions. Because the Board was approving arrangements with the Sub-Advisers under which the fund will not bear any additional management fees or expenses and under which the fund's portfolio manager would not change, it did not consider the fund's investment performance, competitiveness of management fee and total expenses, or costs of services and profitability to be significant factors in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including administrative services and investment performance; (ii) the competitiveness of the fund's management fee and total expenses; and (iii) the level of Fidelity's profits in respect of all the Fidelity funds.

The Board noted that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions, economies of scale cannot be realized by the fund.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund's Amended Contracts are fair and reasonable, and that the fund's Amended Contracts should be approved.

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SUN-ANN-0218
1.9882621.100

Fidelity® Strategic Income Fund Annual Report December 31, 2017

Contents

Notes to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Notes to Shareholders

On July 20, 2017, Adam Kramer became Co-Lead Portfolio Manager of the fund, replacing Joanna Bewick and joining Ford O'Neil.

On December 1, 2017, Sean Corcoran became a Co-Manager of the fund's U.S. government debt sleeve, succeeding William Irving.

The Board of Trustees unanimously approved a proposal to merge Fidelity® Strategic Income Fund into Fidelity Advisor® Strategic Income Fund. The merger is expected to be completed in April 2018, and shareholders of Fidelity Strategic Income Fund will receive Retail Class shares of Fidelity Advisor Strategic Income Fund.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Strategic Income Fund	7.99%	3.78%	6.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Income Fund on December 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Universal Bond Index performed over the same period.

Period Ending Values
$17,935	Fidelity® Strategic Income Fund
$15,277	Bloomberg Barclays U.S. Universal Bond Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2017, the Fidelity Strategic Income Composite Index℠ gained 6.72%, with all five asset classes represented in this index turning in positive results. Riskier assets benefited from investors’ growing optimism about the global economic backdrop. Emerging-markets debt gained 8.17%, as measured by the Bloomberg Barclays® Emerging Markets Aggregate USD Bond Index. High-yield bonds were close behind, benefiting from steadily narrowing credit spreads. For the year, The BofA Merrill Lynch℠ US High Yield Constrained Index gained 7.48%. Meanwhile, the Bloomberg Barclays® US Government Bond Index returned 2.30%. The yield curve flattened in 2017, as yields on short-term U.S. government bonds rose along with the U.S. Federal Reserve’s three increases to the federal funds rate, while long-term yields dropped. Higher short-term rates helped performance of senior floating-rate debt, which gained 4.32% this year, as measured by the S&P®/LSTA Leveraged Performing Loan Index. Non-U.S. developed-markets bonds significantly outperformed their U.S. counterparts, as the Bloomberg Barclays Global Aggregate Developed Markets GDP Weighted ex USD Index gained 11.53%, due in large part to a strengthening euro relative to the dollar.

Comments from Co-Portfolio Manager Adam Kramer:  For the year, the fund gained 7.99%, outpacing our primary benchmark, the Bloomberg Barclays US Universal Bond Index, and the Fidelity Strategic Income Composite Index℠, which returned 4.09% and 6.72%, respectively. We see the Composite index, given its mix of investments, as a closer match for the fund. Effective security selection was the primary driver of the outperformance, especially in the fund’s high-yield subportfolio. Although this subportfolio consists primarily of high-yield bonds, manager Mark Notkin also has the flexibility to own stocks – even as we limit the fund’s overall equity exposure to 5%. Mark’s equity allocation was close to that limit this period, and in light of stocks’ extremely strong performance in 2017, such positioning turned out to be very helpful. Another positive was security selection in the emerging-markets debt subportfolio. Elsewhere, the fund’s positioning in the U.S. government bond category added modest value – security selection in this subportfolio was favorable, while a relative underweighting here also added value. In a strong period of performance, we’re happy that very little stood out on the downside. A small overweighting in floating-rate debt slightly hampered results, though positive security selection in the category more than offset the negative impact.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Holdings as of December 31, 2017

(by issuer, excluding cash equivalents)	% of fund's net assets
U.S. Treasury Obligations	16.8
German Federal Republic	3.0
Japan Government	2.7
Ginnie Mae guaranteed REMIC pass-thru certificates	2.2
French Government	1.9
26.6

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Financials	10.0
Consumer Discretionary	8.8
Energy	7.4
Information Technology	4.7
Materials	4.4

Quality Diversification (% of fund's net assets)

As of December 31, 2017
U.S. Government and U.S. Government Agency Obligations*	22.8%
AAA,AA,A	12.5%
BBB	4.9%
BB	17.7%
B	18.3%
CCC,CC,C	7.6%
Not Rated	3.9%
Equities	4.9%
Short-Term Investments and Net Other Assets	7.4%

 * Includes NCUA Guaranteed Notes

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2017*,**
Preferred Securities	3.7%
Corporate Bonds	34.2%
U.S. Government and U.S. Government Agency Obligations***	22.8%
Foreign Government & Government Agency Obligations	18.8%
Bank Loan Obligations	7.6%
Stocks	4.9%
Other Investments	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	7.4%

 * Foreign investments - 33.8%

 ** Futures and Swaps - 2.0%

 *** Includes NCUA Guaranteed Notes

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Investments December 31, 2017

Showing Percentage of Net Assets

Corporate Bonds - 34.0%
		Principal Amount (000s)(a)	Value (000s)
Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.3%
Auto Components - 0.0%
Exide Technologies 7% 4/30/25 pay-in-kind(b)		$903	$555
Media - 0.3%
DISH Network Corp. 3.375% 8/15/26		21,520	23,416
TOTAL CONSUMER DISCRETIONARY			23,971
Nonconvertible Bonds - 33.7%
CONSUMER DISCRETIONARY - 5.2%
Auto Components - 0.3%
Allison Transmission, Inc. 5% 10/1/24 (c)		3,755	3,872
Delphi Technologies PLC 5% 10/1/25 (c)		3,870	3,918
Exide Technologies 11% 4/30/22 pay-in-kind (b)(c)(d)		884	796
Metalsa SA de CV 4.9% 4/24/23 (c)		8,958	9,003
Tenedora Nemak SA de CV 5.5% 2/28/23 (c)		6,680	6,864
Tenneco, Inc. 5% 7/15/26		2,725	2,793
Tupy Overseas SA 6.625% 7/17/24 (c)		1,445	1,532
			28,778
Automobiles - 0.1%
Tesla, Inc. 5.3% 8/15/25 (c)		8,850	8,452
Distributors - 0.0%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (c)		514	523
American Tire Distributors, Inc. 10.25% 3/1/22 (c)		1,585	1,633
LKQ Corp. 4.75% 5/15/23		935	956
			3,112
Diversified Consumer Services - 0.1%
Ascend Learning LLC 6.875% 8/1/25 (c)		1,205	1,244
Laureate Education, Inc. 8.25% 5/1/25 (c)		9,760	10,346
			11,590
Hotels, Restaurants & Leisure - 1.3%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5% 10/15/25 (c)		11,930	12,019
24 Hour Holdings III LLC 8% 6/1/22 (c)		1,605	1,569
Carlson Travel, Inc. 6.75% 12/15/23 (c)		815	738
Cedar Fair LP / Canada's Wonderland Co. 5.375% 4/15/27(c)		1,975	2,074
Choice Hotels International, Inc. 5.75% 7/1/22		1,245	1,363
Churchill Downs, Inc. 4.75% 1/15/28 (c)		2,640	2,623
Eldorado Resorts, Inc. 6% 4/1/25		3,590	3,752
FelCor Lodging LP 6% 6/1/25		3,710	3,914
Golden Nugget, Inc.:
6.75% 10/15/24 (c)		6,555	6,670
8.75% 10/1/25 (c)		7,070	7,424
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25		5,285	5,430
4.875% 4/1/27		2,480	2,595
Jacobs Entertainment, Inc. 7.875% 2/1/24 (c)		860	920
KFC Holding Co./Pizza Hut Holding LLC:
4.75% 6/1/27 (c)		2,725	2,786
5% 6/1/24 (c)		2,870	2,960
5.25% 6/1/26 (c)		2,870	3,021
LTF Merger Sub, Inc. 8.5% 6/15/23 (c)		2,475	2,620
MCE Finance Ltd. 4.875% 6/6/25 (c)		1,380	1,395
MGM Growth Properties Operating Partnership LP 5.625% 5/1/24		2,210	2,354
Penn National Gaming, Inc. 5.625% 1/15/27 (c)		700	726
Scientific Games Corp.:
5% 10/15/25 (c)		1,025	1,028
10% 12/1/22		7,425	8,149
Silversea Cruises 7.25% 2/1/25 (c)		1,465	1,579
Six Flags Entertainment Corp.:
4.875% 7/31/24 (c)		4,070	4,131
5.5% 4/15/27 (c)		2,160	2,236
Station Casinos LLC 5% 10/1/25 (c)		3,540	3,558
Studio City Co. Ltd.:
5.875% 11/30/19 (c)		2,435	2,545
7.25% 11/30/21 (c)		6,335	6,683
Viking Cruises Ltd. 5.875% 9/15/27 (c)		3,395	3,454
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (c)		8,095	8,206
Wynn Macau Ltd.:
4.875% 10/1/24 (c)		2,585	2,598
5.5% 10/1/27 (c)		2,660	2,690
			113,810
Household Durables - 0.5%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (c)		2,685	2,806
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (c)		2,210	2,254
Lennar Corp. 4.75% 11/29/27 (c)		3,490	3,594
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.125% 7/15/23 (c)		7,505	7,768
7% 7/15/24 (c)		2,170	2,322
Springs Industries, Inc. 6.25% 6/1/21		1,270	1,295
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (c)		2,895	3,058
Toll Brothers Finance Corp.:
4.375% 4/15/23		9,065	9,405
5.625% 1/15/24		1,105	1,213
TRI Pointe Homes, Inc.:
4.375% 6/15/19		2,335	2,382
5.875% 6/15/24		5,630	6,010
William Lyon Homes, Inc. 5.875% 1/31/25		2,195	2,242
			44,349
Internet & Direct Marketing Retail - 0.5%
Netflix, Inc.:
4.375% 11/15/26		3,710	3,627
4.875% 4/15/28 (c)		7,020	6,880
5.375% 2/1/21 (c)		3,420	3,612
5.75% 3/1/24		3,860	4,106
5.875% 2/15/25		8,940	9,499
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (c)		8,305	8,471
6% 4/1/23		3,950	4,114
			40,309
Leisure Products - 0.0%
Mattel, Inc. 6.75% 12/31/25 (c)		3,045	3,086
Media - 2.2%
Altice U.S. Finance SA 5.5% 5/15/26 (c)		3,740	3,810
AMC Networks, Inc. 4.75% 8/1/25		3,540	3,509
Block Communications, Inc. 6.875% 2/15/25 (c)		2,730	2,860
Cablevision SA 6.5% 6/15/21 (c)		2,376	2,524
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.625% 2/15/24		500	529
CBS Radio, Inc. 7.25% 11/1/24 (c)		2,440	2,573
CCO Holdings LLC/CCO Holdings Capital Corp.:
5% 2/1/28 (c)		8,835	8,592
5.125% 2/15/23		11,865	12,132
5.125% 5/1/23 (c)		4,805	4,901
5.125% 5/1/27 (c)		14,660	14,440
5.375% 5/1/25 (c)		4,805	4,951
5.5% 5/1/26 (c)		5,770	5,914
5.75% 9/1/23		3,975	4,094
5.75% 1/15/24		3,925	4,033
5.75% 2/15/26 (c)		6,505	6,757
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (c)		11,900	11,930
Clear Channel Communications, Inc.:
9% 3/1/21		1,400	1,001
11.25% 3/1/21		10,850	7,731
14% 2/1/21 pay-in-kind (b)		4,561	353
Globo Comunicacao e Participacoes SA:
4.843% 6/8/25 (c)		3,725	3,818
4.875% 4/11/22 (c)		1,665	1,723
5.125% 3/31/27 (c)		1,220	1,240
Grupo Televisa SA de CV 6.625% 3/18/25		350	414
iHeartCommunications, Inc.:
10.625% 3/15/23		9,520	6,712
11.25% 3/1/21 (c)		3,660	2,525
Liberty Media Corp.:
8.25% 2/1/30		2,710	2,940
8.5% 7/15/29		1,890	2,084
Lions Gate Entertainment Corp. 5.875% 11/1/24 (c)		1,250	1,320
Myriad International Holding BV 5.5% 7/21/25 (c)		2,095	2,281
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(c)		7,742	7,452
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (c)		2,155	2,217
Quebecor Media, Inc. 5.75% 1/15/23		6,545	6,938
Sirius XM Radio, Inc.:
4.625% 5/15/23 (c)		2,100	2,145
5% 8/1/27 (c)		3,550	3,559
5.375% 4/15/25 (c)		4,160	4,332
5.375% 7/15/26 (c)		3,710	3,844
SKY PLC 2.5% 9/15/26 (Reg. S)	EUR	1,650	2,176
Tegna, Inc. 5.5% 9/15/24 (c)		2,940	3,083
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		6,725	7,145
Videotron Ltd. 5.125% 4/15/27 (c)		3,495	3,652
VTR Finance BV 6.875% 1/15/24 (c)		5,235	5,523
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (b)(c)		966	967
WMG Acquisition Corp. 5.625% 4/15/22 (c)		774	797
Ziggo Bond Finance BV:
5.875% 1/15/25 (c)		390	383
6% 1/15/27 (c)		3,740	3,647
Ziggo Secured Finance BV 5.5% 1/15/27 (c)		7,480	7,424
			192,975
Specialty Retail - 0.1%
Penske Automotive Group, Inc. 5.5% 5/15/26		2,790	2,831
Sonic Automotive, Inc.:
5% 5/15/23		685	661
6.125% 3/15/27		1,760	1,747
			5,239
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.:
4.625% 5/15/24 (c)		1,860	1,897
4.875% 5/15/26 (c)		1,860	1,907
Tecpetrol SA 4.875% 12/12/22 (c)		1,475	1,474
			5,278
TOTAL CONSUMER DISCRETIONARY			456,978
CONSUMER STAPLES - 1.3%
Beverages - 0.0%
Central American Bottling Corp. 5.75% 1/31/27 (c)		930	978
Food & Staples Retailing - 0.3%
BI-LO LLC/BI-LO Finance Corp.:
9.25% 2/15/19 (c)		8,385	7,987
9.375% 9/15/18 pay-in-kind (b)(c)		5,522	1,767
ESAL GmbH 6.25% 2/5/23 (c)		11,710	11,125
FAGE International SA/FAGE U.S.A. Dairy Industry, Inc. 5.625% 8/15/26 (c)		2,850	2,750
Hearthside Group Holdings LLC/Hearthside Finance, Inc. 6.5% 5/1/22 (c)		1,145	1,168
Minerva Luxembourg SA 6.5% 9/20/26 (c)		3,110	3,196
			27,993
Food Products - 0.8%
B&G Foods, Inc. 4.625% 6/1/21		4,495	4,562
CF Industries Holdings, Inc.:
4.95% 6/1/43		3,545	3,350
5.15% 3/15/34		3,545	3,616
5.375% 3/15/44		3,545	3,501
JBS Investments GmbH 7.25% 4/3/24 (c)		13,175	12,944
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (c)		6,790	6,535
5.875% 7/15/24 (c)		2,085	2,015
7.25% 6/1/21 (c)		2,630	2,673
8.25% 2/1/20 (c)		2,900	2,909
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (c)		2,475	2,549
4.875% 11/1/26 (c)		2,500	2,613
Pilgrim's Pride Corp.:
5.75% 3/15/25 (c)		6,005	6,208
5.875% 9/30/27 (c)		2,060	2,122
Post Holdings, Inc.:
5% 8/15/26 (c)		5,645	5,553
5.5% 3/1/25 (c)		3,040	3,146
5.75% 3/1/27 (c)		2,325	2,366
TreeHouse Foods, Inc. 4.875% 3/15/22		1,475	1,492
			68,154
Household Products - 0.1%
Edgewell Personal Care Co. 5.5% 6/15/25 (c)		2,485	2,588
Kronos Acquisition Holdings, Inc. 9% 8/15/23 (c)		575	538
Spectrum Brands Holdings, Inc. 5.75% 7/15/25		3,975	4,184
			7,310
Personal Products - 0.1%
First Quality Finance Co., Inc. 5% 7/1/25 (c)		2,840	2,897
Revlon Consumer Products Corp. 5.75% 2/15/21 (b)		12,090	9,128
			12,025
TOTAL CONSUMER STAPLES			116,460
ENERGY - 6.0%
Energy Equipment & Services - 0.5%
Borets Finance DAC 6.5% 4/7/22 (c)		2,820	2,999
Ensco PLC:
4.5% 10/1/24		4,027	3,383
5.2% 3/15/25		2,495	2,121
5.75% 10/1/44		3,605	2,469
Exterran Energy Solutions LP 8.125% 5/1/25 (c)		3,270	3,515
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		2,890	2,890
Forum Energy Technologies, Inc. 6.25% 10/1/21		5,100	5,113
Hornbeck Offshore Services, Inc. 5.875% 4/1/20		2,757	1,840
Jonah Energy LLC 7.25% 10/15/25 (c)		3,545	3,572
Noble Holding International Ltd.:
4.625% 3/1/21		369	345
6.2% 8/1/40		1,410	962
7.7% 4/1/25 (b)		3,160	2,647
8.7% 4/1/45 (b)		705	559
SESI LLC 7.75% 9/15/24 (c)		2,110	2,242
Southern Gas Corridor CJSC 6.875% 3/24/26 (c)		5,115	5,812
Summit Midstream Holdings LLC 5.75% 4/15/25		2,515	2,536
The Oil and Gas Holding Co. 7.5% 10/25/27 (c)		1,765	1,807
Trinidad Drilling Ltd. 6.625% 2/15/25 (c)		1,445	1,373
Unit Corp. 6.625% 5/15/21		785	791
			46,976
Oil, Gas & Consumable Fuels - 5.5%
Abu Dhabi Crude Oil Pipeline 4.6% 11/2/47 (c)		735	756
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 3/15/24		2,345	2,451
Afren PLC:
6.625% 12/9/20 (c)(d)(e)		2,625	1
10.25% 4/8/19 (Reg. S) (d)(e)		5,411	5
American Energy-Permian Basin LLC/AEPB Finance Corp. 13% 11/30/20 (c)		5,835	6,710
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% 9/15/24		1,455	1,499
Antero Resources Corp.:
5.125% 12/1/22		265	270
5.625% 6/1/23 (Reg. S)		3,740	3,890
Antero Resources Finance Corp. 5.375% 11/1/21		1,845	1,891
Callon Petroleum Co. 6.125% 10/1/24		1,345	1,385
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		2,535	2,630
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27		3,650	3,776
5.875% 3/31/25		4,590	4,974
7% 6/30/24		4,275	4,865
Chesapeake Energy Corp.:
8% 12/15/22 (c)		5,215	5,626
8% 1/15/25 (c)		1,950	1,970
Citgo Holding, Inc. 10.75% 2/15/20 (c)		16,826	18,046
Concho Resources, Inc. 4.375% 1/15/25		3,660	3,806
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.3385% 6/15/22 (b)(c)(f)		885	882
6.875% 6/15/25 (c)		1,775	1,882
Continental Resources, Inc. 4.375% 1/15/28 (c)		4,400	4,344
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.75% 4/1/25		2,640	2,726
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		8,350	8,601
Denbury Resources, Inc.:
4.625% 7/15/23		3,640	2,330
5.5% 5/1/22		5,970	4,082
6.375% 8/15/21		5,075	3,832
9% 5/15/21 (c)		8,785	8,972
Diamondback Energy, Inc.:
4.75% 11/1/24		3,115	3,127
5.375% 5/31/25		1,505	1,548
Dolphin Energy Ltd. 5.5% 12/15/21 (c)		1,150	1,247
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (c)		1,500	1,526
5.75% 1/30/28 (c)		1,510	1,551
Energy Transfer Equity LP 5.5% 6/1/27		5,670	5,783
EnLink Midstream Partners LP:
4.15% 6/1/25		2,800	2,829
4.4% 4/1/24		2,795	2,886
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (c)		2,045	2,111
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19		3,303	1,684
Extraction Oil & Gas, Inc. 7.375% 5/15/24 (c)		2,100	2,242
Genesis Energy LP/Genesis Energy Finance Corp. 6.25% 5/15/26		2,640	2,630
Georgian Oil & Gas Corp. 6.75% 4/26/21 (c)		3,038	3,241
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22		950	976
7% 6/15/23		3,820	3,925
Hess Infrastructure Partners LP 5.625% 2/15/26 (c)		4,445	4,589
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (c)		3,550	3,515
5.75% 10/1/25 (c)		3,825	3,911
Holly Energy Partners LP/Holly Finance Corp. 6% 8/1/24 (c)		2,345	2,445
Indika Energy Capital II Pte. Ltd. 6.875% 4/10/22 (c)		4,060	4,264
Jupiter Resources, Inc. 8.5% 10/1/22 (c)		2,475	1,535
KazMunaiGaz Finance Sub BV 4.875% 5/7/25 (c)		1,400	1,456
Kosmos Energy Ltd.:
7.875% 8/1/21 (c)		3,447	3,525
7.875% 8/1/21 (c)		3,080	3,149
Murphy Oil U.S.A., Inc. 5.625% 5/1/27		1,750	1,838
Newfield Exploration Co.:
5.375% 1/1/26		3,205	3,389
5.625% 7/1/24		635	683
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25		3,550	3,461
NGPL PipeCo LLC:
4.375% 8/15/22 (c)		875	890
4.875% 8/15/27 (c)		875	908
Nostrum Oil & Gas Finance BV:
6.375% 2/14/19 (c)		11,220	11,243
8% 7/25/22 (c)		9,040	9,372
Pacific Exploration and Production Corp.:
10% 11/2/21 pay-in-kind (b)		2,860	3,253
10% 11/2/21 pay-in-kind (b)(c)		1,555	1,769
Pan American Energy LLC 7.875% 5/7/21 (c)		6,035	6,506
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (c)		2,170	2,175
5.625% 10/15/27 (c)		1,695	1,733
6.25% 6/1/24 (c)		2,445	2,573
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23		10,335	10,748
7.25% 6/15/25		3,545	3,722
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		2,875	2,961
PDC Energy, Inc. 6.125% 9/15/24		1,170	1,211
Pemex Project Funding Master Trust:
6.625% 6/15/35		9,265	9,898
8.625% 12/1/23 (b)		430	515
Petrobras Energia SA 7.375% 7/21/23 (c)		3,155	3,439
Petrobras Global Finance BV:
5.999% 1/27/28 (c)		2,581	2,587
6.125% 1/17/22		15,775	16,741
6.25% 3/17/24		3,550	3,767
8.75% 5/23/26		11,550	13,802
Petrobras International Finance Co. Ltd. 6.875% 1/20/40		2,505	2,530
Petroleos de Venezuela SA:
5.375% 4/12/27		2,465	573
5.5% 4/12/37		3,215	764
6% 5/16/24(c)(e)		5,545	1,249
6% 11/15/26(c)(e)		4,945	1,083
9.75% 5/17/35(c)(e)		8,935	2,399
12.75% 2/17/22 (c)		490	136
Petroleos Mexicanos:
4.625% 9/21/23		1,835	1,888
4.875% 1/24/22		1,755	1,829
4.875% 1/18/24		2,225	2,305
5.5% 1/21/21		1,985	2,106
6.375% 2/4/21		1,755	1,908
6.375% 1/23/45		4,410	4,434
6.5% 6/2/41		14,375	14,785
6.625%(c)(g)		5,030	5,101
6.75% 9/21/47		8,190	8,549
6.875% 8/4/26		1,045	1,185
PT Pertamina Persero 6.5% 5/27/41 (c)		1,020	1,227
QEP Resources, Inc. 5.25% 5/1/23		5,080	5,140
Range Resources Corp. 5% 3/15/23		7,785	7,746
RSP Permian, Inc.:
5.25% 1/15/25		1,275	1,307
6.625% 10/1/22		1,645	1,725
Sabine Pass Liquefaction LLC:
5% 3/15/27		5,615	6,024
5.875% 6/30/26		5,595	6,284
SemGroup Corp.:
6.375% 3/15/25 (c)		1,760	1,734
7.25% 3/15/26 (c)		3,290	3,364
SM Energy Co.:
5.625% 6/1/25		1,865	1,809
6.75% 9/15/26		1,495	1,540
Southern Star Central Corp. 5.125% 7/15/22 (c)		2,360	2,449
Southwestern Energy Co.:
4.1% 3/15/22		5,585	5,501
7.5% 4/1/26		2,660	2,826
7.75% 10/1/27		2,390	2,551
Src Energy, Inc. 6.25% 12/1/25 (c)		2,125	2,173
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21		5,335	5,546
6.375% 4/1/23		2,695	2,840
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/28 (c)		3,510	3,501
5.125% 2/1/25		1,885	1,930
5.375% 2/1/27		1,885	1,934
Teekay Corp. 8.5% 1/15/20		6,970	7,092
Teine Energy Ltd. 6.875% 9/30/22 (c)		4,205	4,342
Tennessee Gas Pipeline Co. 7.625% 4/1/37		1,550	1,999
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.375% 5/1/24		1,490	1,617
Transportadora de Gas del Sur SA 9.625% 5/14/20 (c)		7,843	8,413
Tullow Oil PLC 6% 11/1/20 (c)		1,625	1,639
Ultra Resources, Inc.:
6.875% 4/15/22 (c)		2,620	2,627
7.125% 4/15/25 (c)		1,745	1,741
Whiting Petroleum Corp. 6.625% 1/15/26 (c)		2,425	2,474
WPX Energy, Inc.:
5.25% 9/15/24		2,865	2,855
6% 1/15/22		7,990	8,350
YPF SA:
7% 12/15/47 (c)		4,235	4,197
8.5% 3/23/21 (c)		5,650	6,390
8.75% 4/4/24 (c)		10,400	11,944
Zhaikmunai International BV 7.125% 11/13/19 (c)		775	785
			475,521
TOTAL ENERGY			522,497
FINANCIALS - 5.9%
Banks - 1.5%
Access Bank PLC 10.5% 10/19/21 (c)		1,170	1,313
Akbank TAS/Ak Finansal Kiralama A/S 7.2% 3/16/27 (b)(c)		1,425	1,496
Banco de Bogota SA 6.25% 5/12/26 (c)		1,625	1,752
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (c)		3,425	3,611
Banco Do Brasil SA 4.625% 1/15/25 (c)		1,600	1,581
Banco Hipotecario SA 9.75% 11/30/20 (c)		10,710	12,190
Banco Macro SA 6.75% 11/4/26 (b)(c)		4,115	4,248
Banco Nacional de Desenvolvimento Economico e Social:
4% 4/14/19 (c)		1,200	1,215
6.369% 6/16/18 (c)		1,600	1,627
Banque Centrale de Tunisie 5.75% 1/30/25 (c)		1,730	1,724
Barclays PLC 2% 2/7/28 (Reg. S) (b)	EUR	10,300	12,304
BBVA Bancomer SA 7.25% 4/22/20 (c)		2,175	2,352
BTA Bank JSC 5.5% 12/21/22 (c)		2,320	2,319
CBOM Finance PLC 7.5% 10/5/27 (b)(c)		7,990	7,371
CIT Group, Inc.:
5% 8/15/22		5,870	6,222
5.375% 5/15/20		587	620
Export-Import Bank of Korea 6.2% 8/7/21 (c)	INR	125,600	1,926
Fidelity Bank PLC:
6.875% 5/9/18 (c)		225	225
10.5% 10/16/22 (c)		2,925	2,991
Itau Unibanco Holding SA:
5.125% 5/13/23 (Reg. S)		4,160	4,258
5.5% 8/6/22 (c)		2,655	2,752
JSC BGEO Group 6% 7/26/23 (c)		4,440	4,612
Kazkommertsbank Jsc Mtn Bank Ent 8.5% 5/11/18 (c)		5,180	5,271
SB Capital SA 5.5% 2/26/24 (b)(c)		2,445	2,482
Trade and Development Bank of Mongolia LLC 9.375% 5/19/20 (c)		3,843	4,208
Turkiye Garanti Bankasi A/S 6.125% 5/24/27 (b)(c)		2,115	2,111
Turkiye Halk Bankasi A/S 3.875% 2/5/20 (c)		1,920	1,834
Turkiye Is Bankasi A/S:
5.5% 4/21/19 (c)		960	978
5.5% 4/21/22 (c)		2,900	2,927
Turkiye Vakiflar Bankasi TAO 6.875% 2/3/25 (Reg. S) (b)		5,420	5,467
UniCredit SpA 6.95% 10/31/22 (Reg. S)	EUR	7,690	11,345
Zenith Bank PLC:
6.25% 4/22/19 (c)		8,530	8,730
7.375% 5/30/22 (c)		6,470	6,731
			130,793
Capital Markets - 0.2%
Adient Global Holdings Ltd. 4.875% 8/15/26 (c)		3,750	3,853
AssuredPartners, Inc. 7% 8/15/25 (c)		1,425	1,418
BCD Acquisition, Inc. 9.625% 9/15/23 (c)		5,635	6,199
Morgan Stanley 1.75% 3/11/24	EUR	3,245	4,086
MSCI, Inc.:
5.25% 11/15/24 (c)		2,430	2,561
5.75% 8/15/25 (c)		2,375	2,550
			20,667
Consumer Finance - 2.2%
Ally Financial, Inc.:
4.125% 2/13/22		7,825	7,999
4.625% 3/30/25		5,770	6,059
5.125% 9/30/24		18,860	20,392
8% 11/1/31		73,089	95,016
8% 11/1/31		7,755	10,062
Credito Real S.A.B. de CV 7.5% 3/13/19 (c)		2,880	2,948
Navient Corp.:
5.875% 10/25/24		9,855	9,781
6.5% 6/15/22		2,705	2,840
7.25% 9/25/23		1,645	1,752
SLM Corp.:
5.5% 1/25/23		13,555	13,521
6.125% 3/25/24		4,880	4,941
7.25% 1/25/22		10,590	11,345
			186,656
Diversified Financial Services - 1.2%
1MDB Global Investments Ltd. 4.4% 3/9/23		3,000	2,911
Cimpor Financial Operations BV 5.75% 7/17/24 (c)		3,960	3,841
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (c)		2,280	2,448
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		15,890	16,089
6% 8/1/20		5,130	5,276
6.25% 2/1/22		2,335	2,388
6.25% 2/1/22 (c)		3,525	3,604
6.375% 12/15/25 (c)		5,285	5,286
6.75% 2/1/24		3,080	3,165
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (c)		2,970	3,170
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (c)		2,370	2,494
James Hardie International Finance Ltd.:
4.75% 1/15/25 (c)		2,550	2,569
5% 1/15/28 (c)		2,575	2,594
PT Bukit Makmur Mandiri Utama 7.75% 2/13/22 (c)		3,390	3,636
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.625% 2/15/25 (c)		3,200	3,024
RegionalCare Hospital Partners Holdings, Inc. 8.25% 5/1/23 (c)		4,230	4,463
Sistema International Funding SA 6.95% 5/17/19 (c)		5,675	5,610
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (c)		9,790	11,014
Sparc Em Spc 0% 12/5/22 (c)		425	390
TMK Capital SA 6.75% 4/3/20 (Reg. S)		1,125	1,184
Valvoline, Inc. 5.5% 7/15/24		1,370	1,456
Venator Finance SARL/Venator Capital Management Ltd. 5.75% 7/15/25 (c)		3,020	3,186
Vertiv Inter Holding Corp. 12% 2/15/22 pay-in-kind (b)(c)		5,235	5,628
Wendel SA 2.75% 10/2/24 (Reg. S)	EUR	5,500	7,255
			102,681
Insurance - 0.3%
Acrisure LLC 7% 11/15/25 (c)		5,120	4,934
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (c)		9,415	9,886
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (c)		8,430	8,778
USIS Merger Sub, Inc. 6.875% 5/1/25 (c)		3,490	3,525
			27,123
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25 (c)		3,345	3,320
Thrifts & Mortgage Finance - 0.5%
Nationwide Building Society 2% 7/25/29 (Reg. S) (b)	EUR	14,000	17,004
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (c)		20,310	22,544
			39,548
TOTAL FINANCIALS			510,788
HEALTH CARE - 2.5%
Biotechnology - 0.0%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (c)		1,990	1,938
Health Care Equipment & Supplies - 0.1%
Hill-Rom Holdings, Inc. 5.75% 9/1/23 (c)		1,870	1,956
Hologic, Inc. 5.25% 7/15/22 (c)		4,120	4,264
Teleflex, Inc. 4.625% 11/15/27		1,425	1,437
			7,657
Health Care Providers & Services - 1.7%
Community Health Systems, Inc.:
6.25% 3/31/23		7,815	7,034
6.875% 2/1/22		21,815	12,544
7.125% 7/15/20		3,440	2,571
HCA Holdings, Inc.:
4.75% 5/1/23		5,215	5,371
5.25% 4/15/25		11,820	12,500
5.25% 6/15/26		4,600	4,876
5.375% 2/1/25		7,665	7,933
5.875% 3/15/22		10,760	11,513
5.875% 5/1/23		6,100	6,512
5.875% 2/15/26		9,405	9,946
7.5% 2/15/22		10,195	11,469
HealthSouth Corp. 5.75% 11/1/24		8,045	8,236
MPH Acquisition Holdings LLC 7.125% 6/1/24 (c)		2,000	2,130
Polaris Intermediate Corp. 8.5% 12/1/22 pay-in-kind (b)(c)		11,775	12,217
Quintiles Transnational Corp. 4.875% 5/15/23 (c)		2,960	3,049
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23		2,105	2,147
Tenet Healthcare Corp.:
4.625% 7/15/24 (c)		1,775	1,731
6.875% 11/15/31		9,840	8,069
7.5% 1/1/22 (c)		2,130	2,237
Tennessee Merger Sub, Inc. 6.375% 2/1/25 (c)		5,300	4,730
THC Escrow Corp. III 5.125% 5/1/25 (c)		1,775	1,731
Vizient, Inc. 10.375% 3/1/24 (c)		4,030	4,524
Wellcare Health Plans, Inc. 5.25% 4/1/25		2,715	2,864
West Street Merger Sub, Inc. 6.375% 9/1/25 (c)		1,770	1,774
			147,708
Pharmaceuticals - 0.7%
Catalent Pharma Solutions 4.875% 1/15/26 (c)		1,155	1,159
Inventiv Group Holdings, Inc. / Investment 7.5% 10/1/24 (c)		1,323	1,429
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (c)		14,725	14,983
5.875% 5/15/23 (c)		14,490	13,439
6.5% 3/15/22 (c)		3,520	3,696
6.75% 8/15/21 (c)		1,715	1,728
7% 3/15/24 (c)		5,280	5,650
9% 12/15/25 (c)		13,680	14,257
			56,341
TOTAL HEALTH CARE			213,644
INDUSTRIALS - 2.1%
Aerospace & Defense - 0.3%
DAE Funding LLC:
4% 8/1/20 (c)		2,035	2,055
4.5% 8/1/22 (c)		2,545	2,500
5% 8/1/24 (c)		3,500	3,456
Huntington Ingalls Industries, Inc. 5% 11/15/25 (c)		3,490	3,734
KLX, Inc. 5.875% 12/1/22 (c)		10,020	10,493
TransDigm, Inc. 6.375% 6/15/26		3,555	3,591
			25,829
Air Freight & Logistics - 0.1%
Rumo Luxembourg Sarl 7.375% 2/9/24 (c)		5,515	5,935
XPO Logistics, Inc. 6.125% 9/1/23 (c)		2,935	3,104
			9,039
Airlines - 0.2%
Air Canada 2013-1 Pass Through 5.375% 11/15/22 (c)		1,022	1,070
Allegiant Travel Co. 5.5% 7/15/19		1,170	1,201
Azul Investments LLP 5.875% 10/26/24 (c)		1,810	1,794
Continental Airlines, Inc. pass-thru trust certificates 6.903% 4/19/22		242	255
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 2/10/24		1,602	1,797
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 7/15/23		1,708	1,761
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 10/22/23		2,986	3,428
Series 2012-2 Class B, 6.75% 6/3/21		1,232	1,333
Series 2013-1 Class B, 5.375% 11/15/21		1,611	1,696
			14,335
Building Products - 0.1%
Jeld-Wen, Inc.:
4.625% 12/15/25 (c)		1,510	1,521
4.875% 12/15/27 (c)		1,510	1,525
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (c)		1,225	1,271
6.125% 4/1/25 (c)		1,225	1,274
USG Corp. 4.875% 6/1/27 (c)		930	964
			6,555
Commercial Services & Supplies - 0.5%
ADS Waste Holdings, Inc. 5.625% 11/15/24 (c)		3,270	3,344
APX Group, Inc.:
7.625% 9/1/23		4,955	5,215
7.875% 12/1/22		8,605	9,218
8.75% 12/1/20		6,550	6,681
CD&R Waterworks Merger Sub LLC 6.125% 8/15/25 (c)		1,375	1,396
Covanta Holding Corp.:
5.875% 3/1/24		2,775	2,817
5.875% 7/1/25		950	955
Harland Clarke Holdings Corp. 8.375% 8/15/22 (c)		5,885	6,111
KAR Auction Services, Inc. 5.125% 6/1/25 (c)		3,030	3,106
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner U.S.A. 8.375% 12/1/22(c)		3,070	3,101
Ritchie Brothers Auctioneers, Inc. 5.375% 1/15/25 (c)		1,100	1,136
The Brink's Co. 4.625% 10/15/27 (c)		3,510	3,440
			46,520
Construction & Engineering - 0.2%
AECOM 5.125% 3/15/27		3,565	3,631
Blueline Rental Finance Corp./Blueline Rental LLC 9.25% 3/15/24 (c)		6,720	7,174
Cementos Progreso Trust 7.125% 11/6/23 (c)		2,045	2,168
Odebrecht Finance Ltd.:
4.375% 4/25/25 (c)		8,814	2,600
5.25% 6/27/29 (c)		3,235	938
7.125% 6/26/42 (c)		4,595	1,453
			17,964
Electrical Equipment - 0.0%
Sensata Technologies BV 5% 10/1/25 (c)		3,860	4,082
Industrial Conglomerates - 0.0%
Alfa SA de CV 5.25% 3/25/24 (c)		1,360	1,438
Machinery - 0.1%
Xerium Technologies, Inc. 9.5% 8/15/21		5,650	5,721
Marine - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (c)		935	792
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (c)		3,645	3,490
			4,282
Professional Services - 0.1%
IHS Markit Ltd.:
4% 3/1/26 (c)		1,550	1,548
4.75% 2/15/25 (c)		2,770	2,922
			4,470
Road & Rail - 0.0%
JSC Georgian Railway 7.75% 7/11/22 (c)		1,490	1,665
Lima Metro Line 2 Finance Ltd. 5.875% 7/5/34 (c)		1,660	1,794
			3,459
Trading Companies & Distributors - 0.3%
Aircastle Ltd.:
5% 4/1/23		2,105	2,218
5.5% 2/15/22		3,785	4,055
Ashtead Capital, Inc. 5.625% 10/1/24 (c)		3,925	4,161
Avantor, Inc. 6% 10/1/24 (c)		3,550	3,537
Brenntag Finance BV 1.125% 9/27/25 (Reg. S)	EUR	6,850	8,159
FLY Leasing Ltd. 5.25% 10/15/24		2,775	2,775
United Rentals North America, Inc. 5.5% 5/15/27		2,355	2,479
			27,384
Transportation Infrastructure - 0.1%
Aeropuertos Argentina 2000 SA 6.875% 2/1/27 (c)		4,055	4,384
Global Ports Finance PLC 6.872% 1/25/22 (c)		2,940	3,159
			7,543
TOTAL INDUSTRIALS			178,621
INFORMATION TECHNOLOGY - 1.4%
Communications Equipment - 0.2%
Banglalink Digital Communications Ltd. 8.625% 5/6/19 (c)		8,755	9,083
Brocade Communications Systems, Inc. 4.625% 1/15/23		2,840	2,904
Commscope Technologies LLC 5% 3/15/27 (c)		3,775	3,775
			15,762
Electronic Equipment & Components - 0.1%
Conduent Finance, Inc./Xerox Business Service LLC 10.5% 12/15/24 (c)		8,230	9,611
TTM Technologies, Inc. 5.625% 10/1/25 (c)		1,190	1,220
			10,831
Internet Software & Services - 0.1%
Balboa Merger Sub, Inc. 11.375% 12/1/21 (c)		7,275	7,925
Camelot Finance SA 7.875% 10/15/24 (c)		1,670	1,783
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24 (c)		945	980
5.375% 3/15/27 (c)		810	851
GTT Communications, Inc. 7.875% 12/31/24 (c)		1,745	1,841
			13,380
IT Services - 0.1%
CDW LLC/CDW Finance Corp. 5% 9/1/25		1,895	1,961
Ceridian HCM Holding, Inc. 11% 3/15/21 (c)		2,010	2,100
Everi Payments, Inc. 10% 1/15/22		3,725	4,004
Gartner, Inc. 5.125% 4/1/25 (c)		1,750	1,829
			9,894
Semiconductors & Semiconductor Equipment - 0.5%
Microsemi Corp. 9.125% 4/15/23 (c)		755	849
NXP BV/NXP Funding LLC:
4.625% 6/15/22 (c)		4,280	4,478
4.625% 6/1/23 (c)		3,520	3,682
5.75% 3/15/23 (c)		13,101	13,527
Qorvo, Inc.:
6.75% 12/1/23		2,750	2,956
7% 12/1/25		8,399	9,375
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (c)		3,690	4,013
Versum Materials, Inc. 5.5% 9/30/24 (c)		1,935	2,070
			40,950
Software - 0.4%
Ensemble S Merger Sub, Inc. 9% 9/30/23 (c)		6,240	6,599
Greeneden U.S. Holdings II LLC 10% 11/30/24 (c)		1,945	2,125
JDA Escrow LLC/JDA Bond Finance, Inc. 7.375% 10/15/24 (c)		1,330	1,393
Open Text Corp. 5.875% 6/1/26 (c)		2,805	3,022
Parametric Technology Corp. 6% 5/15/24		1,135	1,203
SS&C Technologies Holdings, Inc. 5.875% 7/15/23		2,985	3,149
Symantec Corp. 5% 4/15/25 (c)		3,025	3,146
Veritas U.S., Inc./Veritas Bermuda Ltd.:
7.5% 2/1/23 (c)		4,260	4,462
10.5% 2/1/24 (c)		8,565	8,908
			34,007
TOTAL INFORMATION TECHNOLOGY			124,824
MATERIALS - 3.4%
Chemicals - 1.1%
Braskem Finance Ltd.:
5.375% 5/2/22 (c)		3,350	3,543
5.75% 4/15/21 (c)		1,800	1,908
6.45% 2/3/24		1,975	2,212
Hexion, Inc. 10.375% 2/1/22 (c)		1,350	1,256
Kraton Polymers LLC/Kraton Polymers Capital Corp. 10.5% 4/15/23 (c)		2,370	2,678
Momentive Performance Materials, Inc.:
3.88% 10/24/21		37,507	39,195
4.69% 4/24/22		12,150	12,758
10% 10/15/20 (d)(e)		12,150	0
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (d)(e)		37,507	0
NOVA Chemicals Corp.:
4.875% 6/1/24 (c)		4,435	4,424
5.25% 6/1/27 (c)		3,800	3,791
Nufarm Australia Ltd. 6.375% 10/15/19 (c)		1,725	1,755
OCP SA 5.625% 4/25/24 (c)		1,140	1,221
Platform Specialty Products Corp.:
5.875% 12/1/25 (c)		5,335	5,295
6.5% 2/1/22 (c)		3,700	3,825
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.5% 6/15/25 (c)		2,870	2,999
The Chemours Co. LLC 5.375% 5/15/27		1,460	1,511
TPC Group, Inc. 8.75% 12/15/20 (c)		6,250	6,250
Tronox Finance PLC 5.75% 10/1/25 (c)		1,615	1,659
			96,280
Construction Materials - 0.1%
CEMEX Finance LLC 6% 4/1/24 (c)		1,850	1,947
CEMEX S.A.B. de CV 7.75% 4/16/26 (c)		1,630	1,846
Prince Mineral Holding Corp. 11.5% 12/15/19 (b)(c)		1,435	1,478
Summit Materials LLC/Summit Materials Finance Corp. 5.125% 6/1/25 (c)		1,490	1,520
U.S. Concrete, Inc. 6.375% 6/1/24		1,815	1,947
Union Andina de Cementos SAA 5.875% 10/30/21 (c)		1,825	1,884
			10,622
Containers & Packaging - 0.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.625% 5/15/23 (c)		3,725	3,801
6% 6/30/21 (c)		2,530	2,596
6% 2/15/25 (c)		5,980	6,294
7.25% 5/15/24 (c)		6,655	7,246
Crown Cork & Seal, Inc.:
7.375% 12/15/26		5,240	6,105
7.5% 12/15/96		4,010	4,040
Flex Acquisition Co., Inc. 6.875% 1/15/25 (c)		1,615	1,672
Plastipak Holdings, Inc. 6.25% 10/15/25 (c)		1,020	1,043
Sealed Air Corp. 5.25% 4/1/23 (c)		2,170	2,311
			35,108
Metals & Mining - 1.8%
Alcoa Nederland Holding BV:
6.75% 9/30/24 (c)		2,525	2,752
7% 9/30/26 (c)		2,090	2,346
Aleris International, Inc. 6% 6/1/20 (c)(d)		30	30
ArcelorMittal SA 0.95% 1/17/23 (Reg. S)	EUR	12,175	14,498
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (c)		2,750	2,908
Cliffs Natural Resources, Inc.:
4.875% 1/15/24 (c)		3,525	3,516
5.75% 3/1/25 (c)		3,540	3,367
Compania Minera Ares SAC 7.75% 1/23/21 (c)		4,745	4,935
Constellium NV 5.875% 2/15/26 (c)		1,435	1,462
EVRAZ Group SA:
5.375% 3/20/23 (c)		5,000	5,200
8.25% 1/28/21 (Reg. S)		2,760	3,108
Ferrexpo Finance PLC:
10.375% 4/7/19 (c)		185	193
10.375% 4/7/19 (c)		526	549
First Quantum Minerals Ltd.:
7% 2/15/21 (c)		4,470	4,638
7.25% 5/15/22 (c)		2,630	2,757
7.25% 4/1/23 (c)		7,360	7,930
7.5% 4/1/25 (c)		4,370	4,741
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (c)		2,325	2,354
5.125% 5/15/24 (c)		2,860	2,896
Freeport-McMoRan, Inc.:
3.55% 3/1/22		1,870	1,849
3.875% 3/15/23		5,605	5,577
5.4% 11/14/34		1,770	1,801
5.45% 3/15/43		11,570	11,556
6.75% 2/1/22		5,415	5,605
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (c)		1,165	1,188
GTL Trade Finance, Inc. 5.893% 4/29/24 (c)		1,700	1,823
JMC Steel Group, Inc. 9.875% 6/15/23 (c)		2,450	2,756
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (c)		2,105	2,355
Lundin Mining Corp. 7.875% 11/1/22 (c)		185	198
Metalloinvest Finance Designated Activity Co. 4.85% 5/2/24 (c)		1,275	1,303
Metinvest BV 9.3725% 12/31/21 pay-in-kind (b)		9,187	9,591
Murray Energy Corp. 11.25% 4/15/21 (c)		3,785	1,930
Polyus Finance PLC 5.25% 2/7/23 (c)		1,225	1,284
Southern Copper Corp. 7.5% 7/27/35		2,205	2,997
Stillwater Mining Co.:
6.125% 6/27/22 (c)		4,990	5,064
7.125% 6/27/25 (c)		2,605	2,678
United States Steel Corp. 8.375% 7/1/21 (c)		6,356	6,899
Vale Overseas Ltd.:
4.375% 1/11/22		2,290	2,368
6.875% 11/21/36		1,370	1,678
Vedanta Resources PLC:
6.375% 7/30/22 (c)		4,690	4,895
8.25% 6/7/21 (c)		2,540	2,807
VM Holding SA 5.375% 5/4/27 (c)		2,515	2,666
			151,048
Paper & Forest Products - 0.0%
Boise Cascade Co. 5.625% 9/1/24 (c)		1,355	1,430
NewPage Corp.:
3 month U.S. LIBOR + 6.250% 0% 5/1/12 (b)(d)(e)(f)		2,460	0
11.375% 12/31/2014(d)(e)		3,825	0
			1,430
TOTAL MATERIALS			294,488
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Equinix, Inc. 5.375% 5/15/27		2,725	2,916
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27		3,890	3,963
5.25% 8/1/26		1,325	1,371
			8,250
Real Estate Management & Development - 0.3%
Grand City Properties SA 1.375% 8/3/26 (Reg. S)	EUR	9,500	11,337
Howard Hughes Corp. 5.375% 3/15/25 (c)		3,780	3,875
Inversiones y Representaciones SA 11.5% 7/20/20 (Reg. S)		15	17
IRSA Propiedades Comerciales SA 8.75% 3/23/23 (c)		2,185	2,459
Mattamy Group Corp. 6.875% 12/15/23 (c)		2,740	2,898
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25% 4/15/21 (c)		6,295	6,421
			27,007
TOTAL REAL ESTATE			35,257
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 1.4%
Altice Financing SA:
6.625% 2/15/23 (c)		7,355	7,701
7.5% 5/15/26 (c)		7,120	7,583
Axtel S.A.B. de CV 6.375% 11/14/24 (c)		3,115	3,208
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (c)		1,710	1,791
Citizens Communications Co.:
7.875% 1/15/27		2,505	1,572
9% 8/15/31		3,545	2,366
GCI, Inc. 6.875% 4/15/25		3,760	4,004
GTH Finance BV:
6.25% 4/26/20 (c)		1,575	1,656
7.25% 4/26/23 (c)		8,725	9,807
Lynx II Corp. 6.375% 4/15/23 (c)		1,555	1,604
Sable International Finance Ltd. 6.875% 8/1/22 (c)		16,730	17,713
SFR Group SA:
6.25% 5/15/24 (c)		16,927	16,969
7.375% 5/1/26 (c)		14,640	15,024
Sprint Capital Corp.:
6.875% 11/15/28		4,132	4,158
8.75% 3/15/32		3,187	3,617
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (c)		3,430	3,517
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)		7,000	6,983
U.S. West Communications:
6.875% 9/15/33		1,925	1,845
7.25% 9/15/25		420	451
7.25% 10/15/35		1,205	1,154
UPCB Finance IV Ltd. 5.375% 1/15/25 (c)		4,110	4,138
Verizon Communications, Inc. 2.875% 1/15/38	EUR	3,600	4,374
Virgin Media Finance PLC 4.875% 2/15/22		4,640	4,501
			125,736
Wireless Telecommunication Services - 2.1%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	70,700	3,321
Comcel Trust 6.875% 2/6/24 (c)		1,485	1,536
Digicel Group Ltd.:
6% 4/15/21 (c)		745	733
6.75% 3/1/23 (c)		1,330	1,308
7.125% 4/1/22 (c)		16,995	15,738
8.25% 9/30/20 (c)		8,800	8,657
Intelsat Jackson Holdings SA:
5.5% 8/1/23		12,550	10,260
7.25% 10/15/20		19,630	18,452
7.5% 4/1/21		5,670	5,160
9.75% 7/15/25 (c)		4,460	4,293
Millicom International Cellular SA 6% 3/15/25 (c)		6,925	7,358
MTN (Mauritius) Investments Ltd. 6.5% 10/13/26 (c)		2,285	2,466
Sprint Communications, Inc. 6% 11/15/22		9,930	9,930
Sprint Corp.:
7.125% 6/15/24		18,887	19,218
7.625% 2/15/25		10,515	11,014
7.875% 9/15/23		9,580	10,203
T-Mobile U.S.A., Inc.:
6% 4/15/24		5,590	5,925
6.375% 3/1/25		19,464	20,826
6.5% 1/15/24		18,543	19,656
Telesat Canada/Telesat LLC 8.875% 11/15/24 (c)		2,910	3,259
			179,313
TOTAL TELECOMMUNICATION SERVICES			305,049
UTILITIES - 2.0%
Electric Utilities - 0.1%
InterGen NV 7% 6/30/23 (c)		1,545	1,495
Israel Electric Corp. Ltd. 7.75% 12/15/27 (Reg. S)		1,175	1,507
Pampa Holding SA 7.5% 1/24/27 (c)		4,065	4,452
			7,454
Gas Utilities - 0.2%
Southern Natural Gas Co.:
7.35% 2/15/31		8,245	10,530
8% 3/1/32		6,000	8,132
			18,662
Independent Power and Renewable Electricity Producers - 1.7%
Calpine Corp. 5.25% 6/1/26 (c)		3,520	3,450
Dynegy, Inc.:
7.375% 11/1/22		11,735	12,380
7.625% 11/1/24		13,340	14,307
8% 1/15/25 (c)		6,400	6,928
8.125% 1/30/26 (c)		7,070	7,724
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (e)		25,663	36,827
12.25% 3/1/22 (b)(c)(e)		31,213	47,835
Listrindo Capital BV 4.95% 9/14/26 (c)		1,880	1,899
NextEra Energy Partners LP:
4.25% 9/15/24 (c)		2,350	2,391
4.5% 9/15/27 (c)		1,635	1,627
NRG Energy, Inc. 5.75% 1/15/28 (c)		3,940	3,979
Pattern Energy Group, Inc. 5.875% 2/1/24 (c)		1,680	1,764
Talen Energy Supply LLC:
6.5% 6/1/25		3,040	2,455
10.5% 1/15/26 (c)		2,460	2,435
TerraForm Power Operating LLC:
4.25% 1/31/23 (c)		1,805	1,791
5% 1/31/28 (c)		1,815	1,797
6.625% 6/15/25 (b)(c)		2,610	2,845
			152,434
TOTAL UTILITIES			178,550

TOTAL NONCONVERTIBLE BONDS			2,937,156

TOTAL CORPORATE BONDS
(Cost $2,815,279)			2,961,127

U.S. Government and Government Agency Obligations - 17.2%
U.S. Government Agency Obligations - 0.1%
Tennessee Valley Authority:
5.25% 9/15/39		$968	$1,312
5.375% 4/1/56		1,700	2,411

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			3,723

U.S. Treasury Obligations - 16.8%
U.S. Treasury Bonds:
2.5% 2/15/46 (h)		16,112	15,315
2.75% 8/15/47		18,040	18,042
2.75% 11/15/47		12,000	12,006
2.875% 8/15/45		22,540	23,090
3% 11/15/45		1,000	1,049
3% 2/15/47		47,804	50,219
3% 5/15/47		12,000	12,603
3.625% 2/15/44 (i)(j)		65,247	76,186
4.25% 5/15/39		34,900	44,073
4.75% 2/15/37		24,754	32,953
5.25% 2/15/29		7,107	9,048
6.125% 8/15/29 (i)		33,824	46,397
7.875% 2/15/21		5,350	6,302
stripped coupon 2/15/34		11,370	7,403
U.S. Treasury Notes:
0.75% 7/15/19		11,566	11,370
1.125% 9/30/21		39,869	38,466
1.25% 5/31/19		4,500	4,462
1.375% 7/31/19		2,870	2,848
1.375% 1/31/21		3,000	2,943
1.375% 8/31/23		4,000	3,813
1.5% 10/31/19 (k)		29,976	29,766
1.5% 4/15/20		66,495	65,869
1.5% 7/15/20		64,023	63,331
1.5% 8/15/26		2,255	2,097
1.625% 6/30/19		25,746	25,655
1.625% 8/31/22		40,577	39,569
1.75% 5/31/22		18,000	17,685
1.75% 6/30/22		45,665	44,835
1.875% 12/15/20		54,871	54,708
1.875% 1/31/22		7,832	7,750
1.875% 3/31/22		119,926	118,563
1.875% 7/31/22		14,260	14,065
1.875% 9/30/22		5,000	4,927
2% 9/30/20		78,458	78,558
2% 12/31/21		66,926	66,582
2% 10/31/22		27,500	27,257
2% 8/15/25		10,998	10,719
2% 11/15/26		52,495	50,788
2.125% 6/30/21		10,000	10,019
2.125% 7/31/24		81,110	80,128
2.125% 11/30/24		28,229	27,852
2.125% 5/15/25		9,822	9,670
2.25% 7/31/21		60,289	60,636
2.25% 10/31/24		28,259	28,122
2.25% 12/31/24		67,158	66,780
2.25% 2/15/27		16,472	16,251
2.25% 8/15/27		11,156	10,996
2.25% 11/15/27		10,200	10,053
2.375% 5/15/27		4,979	4,963

TOTAL U.S. TREASURY OBLIGATIONS			1,466,782

Other Government Related - 0.3%
National Credit Union Administration Guaranteed Notes:
Series 2010-A1 Class A, 1 month U.S. LIBOR + 0.350% 1.7569% 12/7/20 (NCUA Guaranteed) (b)(f)		904	905
Series 2011-R1 Class 1A, 1 month U.S. LIBOR + 0.450% 1.6921% 1/8/20 (NCUA Guaranteed) (b)(f)		2,010	2,015
National Credit Union Administration Guaranteed Notes Master Trust 3.45% 6/12/21 (NCUA Guaranteed)		23,400	24,235

TOTAL OTHER GOVERNMENT RELATED			27,155

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,498,836)			1,497,660

U.S. Government Agency - Mortgage Securities - 0.4%
Fannie Mae - 0.2%
12 month U.S. LIBOR + 1.365% 3.115% 10/1/35 (b)(f)		15	15
12 month U.S. LIBOR + 1.415% 3.165% 11/1/33 (b)(f)		13	13
12 month U.S. LIBOR + 1.495% 3.19% 1/1/35 (b)(f)		83	85
12 month U.S. LIBOR + 1.553% 3.322% 6/1/36 (b)(f)		17	17
12 month U.S. LIBOR + 1.565% 3.315% 3/1/37 (b)(f)		22	23
12 month U.S. LIBOR + 1.617% 3.313% 3/1/33 (b)(f)		53	55
12 month U.S. LIBOR + 1.643% 3.315% 9/1/36 (b)(f)		28	30
12 month U.S. LIBOR + 1.645% 3.31% 6/1/47 (b)(f)		55	58
12 month U.S. LIBOR + 1.725% 2.592% 6/1/42 (b)(f)		185	191
12 month U.S. LIBOR + 1.728% 3.418% 11/1/36 (b)(f)		17	17
12 month U.S. LIBOR + 1.745% 3.398% 7/1/35 (b)(f)		77	81
12 month U.S. LIBOR + 1.760% 3.376% 2/1/37 (b)(f)		245	253
12 month U.S. LIBOR + 1.800% 2.75% 1/1/42 (b)(f)		619	643
12 month U.S. LIBOR + 1.800% 3.562% 7/1/41 (b)(f)		165	175
12 month U.S. LIBOR + 1.805% 3.029% 10/1/41 (b)(f)		50	52
12 month U.S. LIBOR + 1.815% 3.565% 11/1/40 (b)(f)		45	47
12 month U.S. LIBOR + 1.818% 2.689% 2/1/42 (b)(f)		963	1,001
12 month U.S. LIBOR + 1.818% 3.015% 9/1/41 (b)(f)		104	110
12 month U.S. LIBOR + 1.818% 3.257% 7/1/41 (b)(f)		133	139
12 month U.S. LIBOR + 1.830% 3.36% 10/1/41 (b)(f)		90	93
12 month U.S. LIBOR + 1.851% 3.574% 5/1/36 (b)(f)		14	14
12 month U.S. LIBOR + 1.885% 3.637% 4/1/36 (b)(f)		135	143
12 month U.S. LIBOR + 2.176% 3.768% 8/1/35 (b)(f)		194	205
6 month U.S. LIBOR + 1.550% 2.968% 11/1/35 (b)(f)		196	202
6 month U.S. LIBOR + 1.550% 3.017% 9/1/33 (b)(f)		228	235
U.S. TREASURY 1 YEAR INDEX + 1.965% 2.84% 2/1/36 (b)(f)		9	10
4% 5/1/29		7,173	7,506
4.5% 11/1/25 to 6/1/41		4,143	4,418
5% 2/1/22 to 4/1/22		19	19
5.5% 10/1/20 to 4/1/21		381	391
6% 1/1/34 to 6/1/36		1,713	1,937
6.5% 2/1/22 to 8/1/36		2,469	2,803

TOTAL FANNIE MAE			20,981

Freddie Mac - 0.1%
12 month U.S. LIBOR + 1.325% 2.95% 3/1/37 (b)(f)		15	15
12 month U.S. LIBOR + 1.325% 2.953% 1/1/36 (b)(f)		45	46
12 month U.S. LIBOR + 1.600% 3.35% 7/1/35 (b)(f)		93	96
12 month U.S. LIBOR + 1.754% 3.071% 9/1/41 (b)(f)		899	925
12 month U.S. LIBOR + 1.793% 3.32% 4/1/37 (b)(f)		31	33
12 month U.S. LIBOR + 1.874% 3.627% 10/1/42 (b)(f)		532	555
12 month U.S. LIBOR + 1.877% 3.212% 4/1/41 (b)(f)		94	99
12 month U.S. LIBOR + 1.880% 3.045% 10/1/41 (b)(f)		563	584
12 month U.S. LIBOR + 1.880% 3.22% 9/1/41 (b)(f)		105	110
12 month U.S. LIBOR + 1.910% 3.277% 6/1/41 (b)(f)		106	111
12 month U.S. LIBOR + 1.910% 3.411% 5/1/41 (b)(f)		98	103
12 month U.S. LIBOR + 1.910% 3.588% 5/1/41 (b)(f)		139	145
12 month U.S. LIBOR + 1.910% 3.685% 6/1/41 (b)(f)		125	131
12 month U.S. LIBOR + 2.045% 3.811% 7/1/36 (b)(f)		51	54
6 month U.S. LIBOR + 1.445% 2.945% 3/1/35 (b)(f)		40	41
6 month U.S. LIBOR + 1.647% 3.043% 2/1/37 (b)(f)		35	36
6 month U.S. LIBOR + 1.675% 3.175% 6/1/37 (b)(f)		25	26
6 month U.S. LIBOR + 1.685% 3.127% 1/1/37 (b)(f)		185	191
6 month U.S. LIBOR + 1.720% 3.095% 8/1/37 (b)(f)		46	48
6 month U.S. LIBOR + 1.746% 3.092% 5/1/37 (b)(f)		23	24
6 month U.S. LIBOR + 1.932% 3.32% 10/1/36 (b)(f)		149	153
6 month U.S. LIBOR + 1.976% 3.411% 10/1/35 (b)(f)		104	109
6 month U.S. LIBOR + 2.010% 3.494% 5/1/37 (b)(f)		265	273
6 month U.S. LIBOR + 2.010% 3.51% 5/1/37 (b)(f)		155	163
6 month U.S. LIBOR + 2.040% 3.415% 6/1/37 (b)(f)		63	65
6 month U.S. LIBOR + 2.066% 3.474% 6/1/37 (b)(f)		34	36
6 month U.S. LIBOR + 2.755% 4.205% 10/1/35 (b)(f)		25	26
U.S. TREASURY 1 YEAR INDEX + 2.035% 2.904% 6/1/33 (b)(f)		142	148
U.S. TREASURY 1 YEAR INDEX + 2.383% 3.075% 2/1/36 (b)(f)		2	2
U.S. TREASURY 1 YEAR INDEX + 2.548% 3.548% 7/1/35 (b)(f)		89	94
6% 1/1/24		520	553
6.5% 5/1/18 to 3/1/22		149	158

TOTAL FREDDIE MAC			5,153

Ginnie Mae - 0.1%
6% 6/15/36		2,047	2,391
4.313% 8/20/61 (b)(l)		938	949
4.642% 2/20/62 (b)(l)		1,164	1,190
4.676% 2/20/62 (b)(l)		1,434	1,461
4.69% 1/20/62 (b)(l)		6,690	6,811
5.47% 8/20/59 (b)(l)		10	10

TOTAL GINNIE MAE			12,812

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $38,737)			38,946

Asset-Backed Securities - 0.5%
ALG Student Loan Trust Series 2017-1A Class A3, 3 month U.S. LIBOR + 0.090% 1.4039% 6/28/23 (b)(c)(f)		$10,515	$10,453
GCO Education Loan Funding Trust Series 2006-1 Class A8L, 3 month U.S. LIBOR + 0.130% 1.5921% 5/25/25 (b)(f)		4,957	4,952
Goal Capital Funding Trust Series 2005-2 Class A3, 3 month U.S. LIBOR + 0.170% 1.6321% 5/28/30 (b)(f)		1,719	1,716
Illinois Student Assistance Commission Student Loan Rev. Series 2010-1 Class A2, 3 month U.S. LIBOR + 1.050% 2.3644% 4/25/22 (b)(f)		544	546
Navient Student Loan Trust Series 2017-3A:
Class A1, 1 month U.S. LIBOR + 0.300% 1.8521% 7/26/66 (b)(c)(f)		4,114	4,117
Class A2, 1 month U.S. LIBOR + 0.600% 2.1521% 7/26/66 (b)(c)(f)		5,578	5,614
Northstar Education Finance, Inc., Delaware Series 2004-2 Class A4, 3 month U.S. LIBOR + 0.230% 1.608% 7/28/21 (b)(f)		14,569	14,556
TOTAL ASSET-BACKED SECURITIES
(Cost $41,912)			41,954

Collateralized Mortgage Obligations - 3.4%
U.S. Government Agency - 3.4%
Fannie Mae:
floater Series 2010-15 Class FJ, 1 month U.S. LIBOR + 0.930% 2.4821% 6/25/36 (b)(f)		2,256	2,293
planned amortization class:
Series 2003-70 Class BJ, 5% 7/25/33		247	268
Series 2005-19 Class PA, 5.5% 7/25/34		496	512
Series 2005-27 Class NE, 5.5% 5/25/34		35	35
Series 2005-64 Class PX, 5.5% 6/25/35		620	661
Series 2005-68 Class CZ, 5.5% 8/25/35		2,274	2,518
Series 2010-118 Class PB, 4.5% 10/25/40		2,384	2,499
sequential payer:
Series 2003-117 Class MD, 5% 12/25/23		418	439
Series 2004-91 Class Z, 5% 12/25/34		1,993	2,158
Series 2005-117 Class JN, 4.5% 1/25/36		421	442
Series 2005-14 Class ZB, 5% 3/25/35		753	817
Series 2006-72 Class CY, 6% 8/25/26		610	655
Series 2009-59 Class HB, 5% 8/25/39		1,136	1,233
Series 201-75 Class AL, 3.5% 8/25/26		5,343	5,511
Series 2010-97 Class CX, 4.5% 9/25/25		3,300	3,478
Series 2011-80:
Class HE, 3.5% 8/25/26		1,876	1,946
Class KB, 3.5% 8/25/26		2,913	3,010
Series 2009-85 Class IB, 4.5% 8/25/24 (m)		75	3
Series 2009-93 Class IC, 4.5% 9/25/24 (m)		109	4
Series 2010-139 Class NI, 4.5% 2/25/40 (m)		1,234	133
Series 2010-39 Class FG, 1 month U.S. LIBOR + 0.920% 2.4721% 3/25/36 (b)(f)		1,398	1,431
Series 2010-97 Class CI, 4.5% 8/25/25 (m)		299	16
Series 2011-67 Class AI, 4% 7/25/26 (m)		359	33
Series 2012-27 Class EZ, 4.25% 3/25/42		2,814	2,991
Series 2016-26 Class CG, 3% 5/25/46		4,924	4,979
Freddie Mac:
floater:
Series 2630 Class FL, 1 month U.S. LIBOR + 0.500% 1.7503% 6/15/18 (b)(f)		1	1
Series 2711 Class FC, 1 month U.S. LIBOR + 0.900% 2.1503% 2/15/33 (b)(f)		711	724
floater planned amortization class Series 2770 Class FH, 1 month U.S. LIBOR + 0.400% 1.6503% 3/15/34 (b)(f)		882	886
planned amortization class:
Series 2101 Class PD, 6% 11/15/28		28	30
Series 2996 Class MK, 5.5% 6/15/35		71	77
Series 3415 Class PC, 5% 12/15/37		304	327
Series 3840 Class VA, 4.5% 9/15/27		1,386	1,408
Series 3857 Class ZP, 5% 5/15/41		1,035	1,209
sequential payer:
Series 2004-2802 Class ZG, 5.5% 5/15/34		3,729	4,124
Series 2303 Class ZV, 6% 4/15/31		69	76
Series 2877 Class ZD, 5% 10/15/34		2,461	2,668
Series 3745 Class KV, 4.5% 12/15/26		2,456	2,604
Series 3806 Class L, 3.5% 2/15/26		2,700	2,805
Series 3862 Class MB, 3.5% 5/15/26		3,108	3,210
Series 3843 Class PZ, 5% 4/15/41		1,038	1,196
Freddie Mac Multi-family Structured pass-thru certificates sequential payer:
Series 4335 Class AL, 4.25% 3/15/40		1,945	2,017
Series 4341 Class ML, 3.5% 11/15/31		2,716	2,802
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-59 Class FC, 1 month U.S. LIBOR + 0.500% 2.0011% 7/20/37 (b)(f)		476	478
Series 2008-2 Class FD, 1 month U.S. LIBOR + 0.480% 1.9811% 1/20/38 (b)(f)		118	119
Series 2008-73 Class FA, 1 month U.S. LIBOR + 0.860% 2.3611% 8/20/38 (b)(f)		789	802
Series 2008-83 Class FB, 1 month U.S. LIBOR + 0.900% 2.4011% 9/20/38 (b)(f)		682	697
Series 2009-108 Class CF, 1 month U.S. LIBOR + 0.600% 2.0908% 11/16/39 (b)(f)		531	535
Series 2009-116 Class KF, 1 month U.S. LIBOR + 0.530% 2.0208% 12/16/39 (b)(f)		383	386
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 1.6676% 7/20/60 (b)(f)(l)		3,455	3,437
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 1.5433% 9/20/60 (b)(f)(l)		4,122	4,098
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 1.5433% 8/20/60 (b)(f)(l)		4,608	4,581
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 1.6233% 12/20/60 (b)(f)(l)		1,574	1,568
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 1.7433% 12/20/60 (b)(f)(l)		2,604	2,604
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 1.7433% 2/20/61 (b)(f)(l)		5,420	5,420
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 1.7333% 2/20/61 (b)(f)(l)		6,421	6,420
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 1.7433% 4/20/61 (b)(f)(l)		2,157	2,157
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 1.7433% 5/20/61 (b)(f)(l)		2,624	2,624
Class FC, 1 month U.S. LIBOR + 0.500% 1.7433% 5/20/61 (b)(f)(l)		2,415	2,415
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 1.7733% 6/20/61 (b)(f)(l)		3,044	3,047
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 1.8433% 10/20/61 (b)(f)(l)		3,296	3,306
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 1.9433% 11/20/61 (b)(f)(l)		2,840	2,856
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 1.9433% 1/20/62 (b)(f)(l)		1,900	1,911
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 1.8733% 1/20/62 (b)(f)(l)		2,741	2,751
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 1.8733% 3/20/62 (b)(f)(l)		1,694	1,700
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 1.8933% 5/20/61 (b)(f)(l)		941	943
Series 2013-H19:
Class FC, 1 month U.S. LIBOR + 0.600% 1.8433% 8/20/63 (b)(f)(l)		451	452
Class FD, 1 month U.S. LIBOR + 0.600% 1.8433% 8/20/63 (b)(f)(l)		1,147	1,150
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 1.5233% 5/20/63 (b)(f)(l)		3,842	3,840
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 1.4433% 4/20/63 (b)(f)(l)		4,100	4,096
planned amortization class:
Series 2010-31 Class BP, 5% 3/20/40		3,810	4,244
Series 2011-136 Class WI, 4.5% 5/20/40 (m)		798	94
sequential payer:
Series 2011-69 Class GX, 4.5% 5/16/40		4,540	4,850
Series 2013-H06 Class HA, 1.65% 1/20/63 (l)		1,388	1,377
Series 2014-H04 Class HA, 2.75% 2/20/64 (l)		12,614	12,681
Series 2014-H12 Class KA, 2.75% 5/20/64 (l)		1,809	1,808
Series 2016-H02 Class FM, 1 month U.S. LIBOR + 0.500% 1.7433% 9/20/62 (b)(f)(l)		5,818	5,830
Series 2016-H04 Class FE, 1 month U.S. LIBOR + 0.650% 1.8933% 11/20/65 (b)(f)(l)		1,378	1,382
Series 2004-22 Class M1, 5.5% 4/20/34		275	346
Series 2010-169 Class Z, 4.5% 12/20/40		2,296	2,473
Series 2010-H15 Class TP, 5.15% 8/20/60 (l)		5,823	5,974
Series 2010-H16 Class BA, 3.55% 7/20/60 (l)		20,475	20,675
Series 2010-H17 Class XP, 5.2951% 7/20/60 (b)(l)		6,003	6,182
Series 2010-H18 Class PL, 5.01% 9/20/60 (b)(l)		5,643	5,773
Series 2010-H22 Class LA, 3.75% 10/20/60 (l)		3,974	4,025
Series 2010-H28 Class KA, 3.75% 12/20/60 (l)		7,629	7,741
Series 2012-64 Class KI, 3.5% 11/20/36 (m)		522	37
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 6.6652% 4/20/39 (b)(n)		2,273	2,356
Class ST, 8.800% - 1 month U.S. LIBOR 6.7985% 8/20/39 (b)(n)		5,964	6,262
Series 2013-H07 Class JA, 1.75% 3/20/63 (l)		9,122	9,037
Series 2015-H17 Class HA, 2.5% 5/20/65 (l)		6,747	6,757
Series 2015-H21:
Class HA, 2.5% 6/20/63 (l)		18,051	18,077
Class JA, 2.5% 6/20/65 (l)		1,651	1,654
Series 2015-H30 Class HA, 1.75% 9/20/62 (b)(l)		14,059	13,958
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 1.65% 5/20/66 (b)(f)(l)		7,541	7,585
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 1.78% 8/20/66 (b)(f)(l)		8,292	8,315
Series 2090-118 Class XZ, 5% 12/20/39		4,983	5,574
TOTAL U.S. GOVERNMENT AGENCY
(Cost $295,823)			293,689

Commercial Mortgage Securities - 1.8%
Fannie Mae Series 2017-T1 Class A, 2.898% 6/25/27		18,096	17,976
FHLMC Multi-Family Structured Pass-Through Certificates sequential payer Series K071 Class A2, 3.289% 11/25/50		4,400	4,545
Freddie Mac:
floater:
Series KP04 Class AG1, 1 month U.S. LIBOR + 0.220% 1.5668% 7/25/20 (b)(f)		5,100	5,100
Series KP04, Class AG2, 1 month U.S. LIBOR + 0.200% 1.5468% 10/25/19 (b)(f)		10,200	10,213
pass-thru certificates sequential payer Series K011 Class A2, 4.084% 11/25/20		2,120	2,214
sequential payer:
Series 2017-SR01 Class A2, 2.75% 11/25/22		9,200	9,268
Series K006 Class A2, 4.251% 1/25/20		9,078	9,403
Series K034 Class A1, 2.669% 2/25/23		6,002	6,026
Series K708 Class A2, 2.13% 1/25/19		11,291	11,298
Series K709 Class A2, 2.086% 3/25/19		6,180	6,181
Series K710 Class A2, 1.883% 5/25/19		5,354	5,343
Series K713 Class A2, 2.313% 3/25/20		1,662	1,663
Series K717 Class A2, 2.991% 9/25/21		9,484	9,656
Series K729 Class A1, 2.9184% 11/25/49		11,895	12,123
Series 2017-K727 Class A1, 2.632% 10/25/23		5,734	5,763
Series K504 Class A2, 2.566% 9/25/20		905	911
Series K704 Class A2, 2.412% 8/25/18		2,126	2,127
Series K706 Class A2, 2.323% 10/25/18		4,151	4,156
Series K724 Class A1, 2.776% 3/25/23		5,459	5,528
Series K726 Class A1, 2.596% 8/25/23		2,195	2,203
Series K728 Class A1, 2.824% 10/25/23		10,987	11,121
Freddie Mac Multi-family floater Series 2017-KT01 Class A, 1 month U.S. LIBOR + 0.320% 1.5579% 2/25/20 (b)(f)		15,114	15,151
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $158,605)			157,969

Foreign Government and Government Agency Obligations - 18.8%
Arab Republic of Egypt:
5.875% 6/11/25		2,325	2,347
5.875% 6/11/25 (c)		1,175	1,186
6.125% 1/31/22 (c)		7,560	7,908
7.5% 1/31/27 (c)		1,270	1,404
8.5% 1/31/47 (c)		6,285	7,216
Argentine Republic:
5.625% 1/26/22		9,995	10,545
6.875% 4/22/21		24,875	27,089
7.125% 6/28/2117 (c)		2,830	2,916
7.5% 4/22/26		7,960	9,012
Australian Commonwealth:
3% 3/21/47	AUD	7,150	5,205
5.5% 1/21/18	AUD	65,250	51,031
Bahamian Republic 6% 11/21/28 (c)		1,580	1,643
Bahrain Kingdom 6.75% 9/20/29 (c)		1,605	1,581
Banco Central del Uruguay:
value recovery A rights 1/2/21 (d)(o)		500,000	0
value recovery B rights 1/2/21 (d)(o)		750,000	0
Barbados Government:
7% 8/4/22 (c)		1,820	1,537
7.25% 12/15/21 (c)		200	180
Belarus Republic:
6.875% 2/28/23 (c)		4,035	4,340
7.625% 6/29/27 (c)		1,990	2,219
8.95% 1/26/18		11,870	11,893
Brazilian Federative Republic:
5.625% 1/7/41		4,290	4,382
7.125% 1/20/37		9,100	10,966
8.25% 1/20/34		9,505	12,452
10% 1/1/21	BRL	15,200	4,720
Buenos Aires Province:
6.5% 2/15/23 (c)		2,785	2,992
9.95% 6/9/21 (c)		5,305	6,145
10.875% 1/26/21 (c)		2,300	2,616
10.875% 1/26/21 (Reg. S)		10,140	11,534
Buoni del Tesoro Poliennali:
1.35% 4/15/22	EUR	18,650	23,052
2.2% 6/1/27	EUR	21,650	26,538
2.7% 3/1/47 (c)	EUR	15,000	16,396
4.5% 3/1/24	EUR	16,975	24,300
Cameroon Republic 9.5% 11/19/25 (c)		2,495	2,994
Canadian Government:
0.5% 11/1/18	CAD	39,150	30,909
1% 9/1/22	CAD	44,750	34,223
3.5% 12/1/45	CAD	6,875	6,836
City of Buenos Aires 8.95% 2/19/21 (c)		1,100	1,218
Colombian Republic:
7.375% 9/18/37		2,025	2,736
10.375% 1/28/33		3,625	5,700
Costa Rican Republic 7% 4/4/44 (c)		1,370	1,414
Croatia Republic:
5.5% 4/4/23 (c)		1,265	1,395
6% 1/26/24 (c)		875	998
Danish Kingdom 1.75% 11/15/25	DKK	79,400	14,331
Democratic Socialist Republic of Sri Lanka:
6.2% 5/11/27 (c)		715	755
6.25% 10/4/20 (c)		635	669
6.25% 7/27/21 (c)		1,140	1,213
Dominican Republic:
5.95% 1/25/27 (c)		2,675	2,889
6.6% 1/28/24 (c)		1,075	1,205
6.85% 1/27/45 (c)		1,565	1,758
6.875% 1/29/26 (c)		2,245	2,563
7.45% 4/30/44 (c)		2,580	3,077
Ecuador Republic:
8.875% 10/23/27 (c)		3,765	4,142
9.65% 12/13/26 (c)		1,950	2,238
El Salvador Republic:
7.375% 12/1/19 (c)		1,155	1,221
7.625% 2/1/41 (c)		5	5
French Government:
, yield at date of purchase -0.698% to -0.687% 1/24/18	EUR	53,500	64,221
2.25% 5/25/24	EUR	10,800	14,714
4% 4/25/18	EUR	69,250	84,243
German Federal Republic:
0% 3/15/19	EUR	101,590	122,926
0.25% 2/15/27	EUR	96,250	114,325
2.5% 8/15/46	EUR	16,375	25,777
Hong Kong Government SAR 1.32% 12/23/19	HKD	18,400	2,355
Indonesian Republic:
7.75% 1/17/38 (c)		4,085	5,842
8.375% 3/15/24	IDR	74,456,000	6,101
8.5% 10/12/35 (Reg. S)		4,560	6,833
Islamic Republic of Pakistan:
6.75% 12/3/19 (c)		2,440	2,527
7.25% 4/15/19 (c)		5,170	5,352
8.25% 4/15/24 (c)		1,960	2,161
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23		28,916	33,643
5.5% 12/4/23		7,426	8,682
Japan Government:
0.1% 12/20/20	JPY	6,077,900	54,292
0.4% 3/20/56	JPY	4,058,000	29,703
0.9% 6/20/22	JPY	16,114,800	149,422
Jordanian Kingdom:
3% 6/30/25		7,702	7,926
7.375% 10/10/47 (c)		1,955	2,037
Kingdom of Norway 3.75% 5/25/21	NOK	32,000	4,267
Lebanese Republic:
5.15% 6/12/18		8,825	8,801
5.15% 11/12/18		6,290	6,262
5.45% 11/28/19		4,470	4,435
6% 5/20/19		5,035	5,045
Malaysian Government 4.181% 7/15/24	MYR	9,850	2,465
Mongolian People's Republic 8.75% 3/9/24 (c)		3,990	4,595
New Zealand Government 6% 5/15/21	NZD	7,000	5,596
Panamanian Republic 9.375% 4/1/29		650	985
Peruvian Republic:
4% 3/7/27 (d)(p)		4,905	4,824
6.35% 8/12/28 (c)	PEN	10,020	3,382
8.2% 8/12/26 (Reg. S)	PEN	5,435	2,065
Province of Santa Fe 7% 3/23/23 (c)		5,800	6,272
Provincia de Cordoba:
7.125% 6/10/21 (c)		8,650	9,342
7.45% 9/1/24 (c)		4,025	4,402
Republic of Angola 7% 8/17/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		1,186	1,220
Republic of Armenia:
6% 9/30/20 (c)		2,601	2,760
7.15% 3/26/25 (c)		2,570	2,929
Republic of Iraq:
5.8% 1/15/28 (Reg. S)		11,150	10,755
6.752% 3/9/23 (c)		2,695	2,756
Republic of Nigeria:
6.5% 11/28/27 (c)		1,550	1,615
6.75% 1/28/21 (c)		535	568
7.625% 11/28/47 (c)		2,190	2,349
Republic of Serbia:
6.75% 11/1/24 (c)		2,148	2,183
7.25% 9/28/21 (c)		1,075	1,229
Republic of Singapore 3.25% 9/1/20	SGD	31,100	24,200
Russian Federation:
5.25% 6/23/47 (c)		5,000	5,232
5.625% 4/4/42 (c)		1,775	1,988
5.875% 9/16/43 (c)		1,525	1,769
7.5% 2/27/19	RUB	73,000	1,280
12.75% 6/24/28 (Reg. S)		11,070	19,206
Rwanda Republic 6.625% 5/2/23 (c)		2,050	2,145
Saudi Arabia Kingdom of 3.625% 3/4/28 (c)		1,595	1,581
South African Republic 5.875% 9/16/25		1,150	1,252
Spanish Kingdom 2.9% 10/31/46(Reg. S) (c)	EUR	9,650	11,734
State of Qatar 9.75% 6/15/30 (c)		1,105	1,716
Sweden Kingdom 4.25% 3/12/19	SEK	140,000	18,099
Switzerland Confederation 3% 1/8/18	CHF	24,050	24,690
Turkish Republic:
5.125% 3/25/22		3,145	3,260
5.625% 3/30/21		3,520	3,705
6% 3/25/27		2,075	2,209
6.25% 9/26/22		14,030	15,225
6.75% 5/30/40		1,095	1,205
6.875% 3/17/36		3,025	3,371
7% 6/5/20		1,255	1,354
7.25% 3/5/38		2,270	2,636
7.375% 2/5/25		3,065	3,529
8% 2/14/34		1,380	1,701
11.875% 1/15/30		735	1,156
Turkiye Ihracat Kredi Bankasi A/S 5.375% 2/8/21 (c)		1,935	1,979
Ukraine Government:
1.471% 9/29/21		3,100	3,017
7.75% 9/1/19 (c)		1,865	1,958
7.75% 9/1/20 (c)		6,930	7,338
7.75% 9/1/21 (c)		27,027	28,769
7.75% 9/1/22 (c)		21,487	22,846
United Kingdom, Great Britain and Northern Ireland:
0.5% 7/22/22	GBP	14,000	18,715
1.25% 7/22/18	GBP	2,900	3,935
1.25% 7/22/27	GBP	25,000	33,840
1.75% 7/22/19 (Reg.S)	GBP	39,800	54,827
United Kingdom, Great Britain and Northern Ireland Treasury Indexed-Linked GILT 2.5% 7/22/65 (Reg. S)	GBP	12,700	22,423
United Mexican States 6.5% 6/10/21	MXN	4,995	245
Uruguay Republic 7.875% 1/15/33 pay-in-kind		1,170	1,676
Venezuelan Republic:
oil recovery warrants 4/15/20 (d)(o)		1,253	3
9.25% 9/15/27		8,800	1,892
11.95% 8/5/31 (Reg. S)		4,265	853
12.75% 8/23/22		1,125	242
Vietnamese Socialist Republic:
6 month U.S. LIBOR + 0.813% 2.25% 3/13/28 (b)(d)(f)		465	413
4% 3/12/28 (d)(p)		12,058	12,003
4.8% 11/19/24 (c)		525	560
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,589,306)			1,635,795

Supranational Obligations - 0.0%
European Bank for Reconstruction & Development 6% 5/4/20 (Reg. S)
(Cost $3,101)		INR 199,100	3,123
		Shares	Value (000s)

Common Stocks - 4.9%
CONSUMER DISCRETIONARY - 1.3%
Auto Components - 0.3%
Aptiv PLC		55,500	4,708
Chassix Holdings, Inc. (d)(q)		257,525	6,899
Chassix Holdings, Inc. warrants 7/29/20 (d)(q)		14,128	169
Delphi Technologies PLC (q)		18,500	971
Exide Technologies (d)(q)		3,298	0
Exide Technologies (d)(q)		10,993	8
Lear Corp.		41,500	7,331
Tenneco, Inc.		104,400	6,112
			26,198
Diversified Consumer Services - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (q)(r)		27,059	4
Hotels, Restaurants & Leisure - 0.5%
Boyd Gaming Corp.		155,600	5,454
Extended Stay America, Inc. unit		170,800	3,245
Melco Crown Entertainment Ltd. sponsored ADR		185,500	5,387
MGM Mirage, Inc.		106,400	3,553
Red Rock Resorts, Inc.		646,978	21,829
Royal Caribbean Cruises Ltd.		34,200	4,079
Wynn Resorts Ltd.		23,900	4,029
			47,576
Household Durables - 0.2%
CalAtlantic Group, Inc.		142,640	8,043
Newell Brands, Inc.		64,563	1,995
Toll Brothers, Inc.		89,700	4,307
			14,345
Media - 0.3%
Naspers Ltd. Class N		65,500	18,270
Sinclair Broadcast Group, Inc. Class A		222,400	8,418
			26,688

TOTAL CONSUMER DISCRETIONARY			114,811

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
JBS SA		1,606,800	4,752
Reddy Ice Holdings, Inc. (q)		188,460	75
			4,827
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd.		64,781	641
Oil, Gas & Consumable Fuels - 0.1%
Chaparral Energy, Inc.:
Class A		44,190	1,047
Class B		9,464	224
Crestwood Equity Partners LP		55,000	1,419
Goodrich Petroleum Corp. (q)		42,342	462
Pacific Exploration and Production Corp. (q)		151,579	4,775
VNR Finance Corp.		40,185	751
VNR Finance Corp. (c)		193,529	3,619
			12,297

TOTAL ENERGY			12,938

FINANCIALS - 0.1%
Capital Markets - 0.0%
Penson Worldwide, Inc. Class A (d)(q)		3,519,861	0
Consumer Finance - 0.1%
OneMain Holdings, Inc. (q)		182,500	4,743

TOTAL FINANCIALS			4,743

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.0%
HCA Holdings, Inc. (q)		41,900	3,680
Rotech Healthcare, Inc. (d)(q)		60,966	98
			3,778
Pharmaceuticals - 0.1%
Allergan PLC		12,100	1,979
Jazz Pharmaceuticals PLC (q)		27,000	3,636
			5,615

TOTAL HEALTH CARE			9,393

INDUSTRIALS - 0.7%
Airlines - 0.2%
Air Canada (q)		725,700	14,941
Delta Air Lines, Inc.		68,600	3,842
			18,783
Commercial Services & Supplies - 0.0%
Novus Holdings Ltd.		22,655	11
WP Rocket Holdings, Inc. (d)(q)(r)		7,190,629	0
			11
Machinery - 0.1%
Allison Transmission Holdings, Inc.		74,800	3,222
Marine - 0.0%
U.S. Shipping Partners Corp. (d)(q)		10,813	0
U.S. Shipping Partners Corp. warrants 12/31/29 (d)(q)		101,237	0
			0
Trading Companies & Distributors - 0.4%
AerCap Holdings NV (q)		84,800	4,461
Air Lease Corp. Class A		109,700	5,275
HD Supply Holdings, Inc. (q)		250,000	10,008
Penhall Acquisition Co.:
Class A (d)(q)		5,465	428
Class B (d)(q)		1,821	142
United Rentals, Inc. (q)		89,228	15,339
			35,653
Transportation Infrastructure - 0.0%
Tricer Holdco SCA (d)(r)		190,128	915

TOTAL INDUSTRIALS			58,584

INFORMATION TECHNOLOGY - 1.9%
Electronic Equipment & Components - 0.1%
CDW Corp.		74,200	5,156
Internet Software & Services - 0.6%
Alibaba Group Holding Ltd. sponsored ADR (q)		128,900	22,226
Alphabet, Inc. Class A (q)		16,900	17,802
Facebook, Inc. Class A (q)		59,300	10,464
			50,492
IT Services - 0.4%
First Data Corp. Class A (q)		324,200	5,417
Global Payments, Inc.		54,400	5,453
MasterCard, Inc. Class A		57,200	8,658
PayPal Holdings, Inc. (q)		123,700	9,107
Visa, Inc. Class A		50,900	5,804
			34,439
Semiconductors & Semiconductor Equipment - 0.6%
Broadcom Ltd.		64,400	16,544
Cypress Semiconductor Corp.		4,314	66
MagnaChip Semiconductor Corp. (k)(q)		44,695	445
Micron Technology, Inc. (q)		103,000	4,235
Microsemi Corp. (q)		141,600	7,314
ON Semiconductor Corp. (q)		378,900	7,934
Qorvo, Inc. (q)		72,173	4,807
Semtech Corp. (q)		62,800	2,148
Skyworks Solutions, Inc.		128,300	12,182
			55,675
Software - 0.2%
Adobe Systems, Inc. (q)		44,400	7,781
Electronic Arts, Inc. (q)		60,900	6,398
Nuance Communications, Inc. (q)		262,600	4,294
Take-Two Interactive Software, Inc. (q)		37,500	4,117
			22,590

TOTAL INFORMATION TECHNOLOGY			168,352

MATERIALS - 0.4%
Chemicals - 0.2%
DowDuPont, Inc.		63,000	4,487
LyondellBasell Industries NV Class A		105,200	11,606
The Chemours Co. LLC		129,900	6,503
			22,596
Containers & Packaging - 0.1%
Berry Global Group, Inc. (q)		96,600	5,668
Graphic Packaging Holding Co.		214,800	3,319
			8,987
Metals & Mining - 0.1%
Aleris Corp. (d)(q)		34,504	198
Freeport-McMoRan, Inc. (q)		305,300	5,788
			5,986

TOTAL MATERIALS			37,569

TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (q)		250,100	15,884
UTILITIES - 0.0%
Electric Utilities - 0.0%
Portland General Electric Co.		6,687	305
TOTAL COMMON STOCKS
(Cost $314,876)			427,406

Preferred Stocks - 0.0%
Convertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Reddy Ice Holdings, Inc. 7.00% pay-in-kind (d)(q)		75,817	645
Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Transportation Infrastructure - 0.0%
Tricer Holdco SCA (d)(r)		84,501,400	845
TOTAL PREFERRED STOCKS
(Cost $3,553)			1,490
		Principal Amount (000s)(a)	Value (000s)

Bank Loan Obligations - 1.4%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
KUEHG Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.4434% 8/13/22 (b)(f)		4,218	4,224
Tranche B, term loan 3 month U.S. LIBOR + 8.250% 9.5828% 8/22/25 (b)(f)		1,770	1,779
			6,003
CONSUMER STAPLES - 0.0%
Personal Products - 0.0%
Revlon Consumer Products Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 9/7/23 (f)(s)		350	259
ENERGY - 0.7%
Energy Equipment & Services - 0.1%
Forbes Energy Services LLC Tranche B, term loan 12% 4/13/21 (b)(d)		638	643
Seadrill Operating LP Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.6934% 2/21/21 (b)(f)		9,821	7,906
			8,549
Oil, Gas & Consumable Fuels - 0.6%
Alon U.S.A. Partners LP term loan 3 month U.S. LIBOR + 8.000% 9.569% 11/26/18 (b)(f)		2,631	2,638
Bcp Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.7288% 6/22/24 (b)(f)		2,637	2,645
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 11.8761% 12/31/21 (b)(f)		22,665	24,847
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.2408% 11/17/22 (b)(f)		8,335	8,293
Chesapeake Energy Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.954% 8/23/21 (b)(f)		11,725	12,464
Vanguard Natural Gas LLC Tranche B, term loan 3 month U.S. LIBOR + 7.500% 8.9% 5/1/21 (b)(f)		485	475
			51,362

TOTAL ENERGY			59,911

FINANCIALS - 0.0%
Consumer Finance - 0.0%
Sears Roebuck Acceptance Corp. Tranche B, term loan 3 month U.S. LIBOR + 7.500% 8.8918% 7/20/20 (b)(f)		2,835	2,844
Diversified Financial Services - 0.0%
Bcp Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.3801% 10/31/24 (b)(f)		850	860

TOTAL FINANCIALS			3,704

INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 6.4434% 11/3/23 (b)(f)		1,080	1,084
Optiv Security, Inc. Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.625% 2/1/25 (b)(f)		105	94
			1,178
Construction & Engineering - 0.0%
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.33% 9/27/24 (b)(f)		875	886

TOTAL INDUSTRIALS			2,064

INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.1%
Mcafee LLC Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.069% 9/29/24 (b)(f)		1,392	1,386
3 month U.S. LIBOR + 8.500% 10.069% 9/29/25 (b)(f)		7,365	7,370
			8,756
Software - 0.3%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.7288% 6/13/25 (b)(f)		7,145	7,147
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.9788% 6/13/24 (b)(f)		1,671	1,675
Digicert Holdings, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.750% 6.1301% 10/31/24 (b)(f)		1,140	1,154
3 month U.S. LIBOR + 8.000% 9.3801% 10/31/25 (b)(f)		1,420	1,426
Kronos, Inc. term loan 3 month U.S. LIBOR + 8.250% 9.6268% 11/1/24 (b)(f)		6,375	6,608
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 5.82% 1/20/24 (b)(f)		963	914
3 month U.S. LIBOR + 9.000% 10.57% 1/20/25 (b)(f)		3,110	2,962
			21,886

TOTAL INFORMATION TECHNOLOGY			30,642

MATERIALS - 0.1%
Containers & Packaging - 0.0%
Caraustar Industries, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.8328% 3/14/22 (b)(f)		491	492
Metals & Mining - 0.1%
Essar Steel Algoma, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.500% 0% 8/16/19 (e)(f)		1,866	1,717
Murray Energy Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.9434% 4/16/20 (b)(f)		7,225	6,340
			8,057

TOTAL MATERIALS			8,549

TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Intelsat Jackson Holdings SA:
Tranche B-4, term loan 3 month U.S. LIBOR + 4.500% 1/14/24 (f)(s)		1,170	1,183
Tranche B-5, term loan 6.625% 1/14/24		1,175	1,186
			2,369
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Energy Future Holdings Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3552% 6/30/18 (b)(f)		10,650	10,673
TOTAL BANK LOAN OBLIGATIONS
(Cost $121,537)			124,174
		Shares	Value (000s)

Fixed-Income Funds - 7.0%
Fidelity Floating Rate Central Fund (t)
(Cost $621,628)		5,952,913	612,912
		Principal Amount (000s)(a)	Value (000s)

Preferred Securities - 3.7%
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Cosan Overseas Ltd. 8.25% (g)		8,690	9,007
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Andeavor Logistics LP 6.875% (b)(g)		8,785	8,957
DCP Midstream Partners LP 7.375% (b)(g)		4,360	4,362
Summit Midstream Partners LP 9.5% (b)(g)		4,360	4,434
Sunoco Logistics Partners LP:
6.25% (b)(g)		1,325	1,297
6.625% (b)(g)		760	744
			19,794
FINANCIALS - 3.2%
Banks - 2.7%
Alfa Bond Issuance PLC 8% (Reg. S) (b)(g)		3,865	4,139
Banco Do Brasil SA 9% (b)(c)(g)		4,115	4,433
Banco Mercantil del Norte SA 7.625% (b)(c)(g)		3,925	4,369
Bank of America Corp.:
5.125% (b)(g)		9,825	9,998
5.2% (b)(g)		22,700	23,175
6.25% (b)(g)		9,440	10,624
Barclays Bank PLC 7.625% 11/21/22		7,970	9,095
Citigroup, Inc.:
5.8% (b)(g)		7,985	8,335
5.9% (b)(g)		11,900	12,939
5.95% (b)(g)		21,665	23,589
6.25% (b)(g)		5,610	6,320
6.3% (b)(g)		1,975	2,132
Itau Unibanco Holding SA 6.125% (b)(c)(g)		3,855	3,867
JPMorgan Chase & Co.:
5% (b)(g)		11,815	12,316
5.3% (b)(g)		5,770	6,036
6% (b)(g)		25,260	27,786
6.125% (b)(g)		6,125	6,772
6.75% (b)(g)		2,975	3,453
Royal Bank of Scotland Group PLC 8.625% (b)(g)		12,761	14,378
Wells Fargo & Co.:
5.875% (b)(g)		17,295	19,203
5.9% (b)(g)		22,080	23,680
			236,639
Capital Markets - 0.4%
Goldman Sachs Group, Inc.:
5% (b)(g)		8,775	8,709
5.375% (b)(g)		10,395	10,787
5.7% (b)(g)		12,429	12,917
			32,413
Diversified Financial Services - 0.0%
Magnesita Finance Ltd.:
8.625% (c)(g)		2,905	2,983
8.625% (Reg. S) (g)		320	329
			3,312
Insurance - 0.1%
Allianz SE:
3.375% (Reg. S) (b)(g)	EUR	2,200	2,953
4.75% (Reg. S) (b)(g)	EUR	3,000	4,307
			7,260

TOTAL FINANCIALS			279,624

INDUSTRIALS - 0.1%
Construction & Engineering - 0.1%
Odebrecht Finance Ltd.:
7.5% (c)(g)		15,665	5,119
7.5% (Reg. S) (g)		250	82
			5,201
MATERIALS - 0.1%
Metals & Mining - 0.1%
CSN Islands XII Corp. 7% (Reg. S) (g)		3,210	2,580
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Colombia Telecomunicaciones SA 8.5%(b)(c)(g)		1,540	1,689
TOTAL PREFERRED SECURITIES
(Cost $309,415)			317,895
		Shares	Value (000s)

Money Market Funds - 7.2%
Fidelity Cash Central Fund, 1.36% (u)		628,380,828	628,507
Fidelity Securities Lending Cash Central Fund 1.36% (u)(v)		433,556	434
TOTAL MONEY MARKET FUNDS
(Cost $628,909)			628,941
		Maturity Amount (000s)	Value (000s)

Repurchase Agreements - 0.3%
Investments in repurchase agreements in a joint trading account at 1.41%, dated 12/29/17 due 1/2/18 (Collateralized by U.S. Government Obligations) # (v)
(Cost $29,440)		29,445	29,440

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (000s)	Value (000s)
Put Options - 0.0%
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.495% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/5/20	18,600	$524
Option on an interest rate swap with JPMorgan Chase Bank NA to pay semi-annually a fixed rate of 2.5340% and receive quarterly a floating rate based on 3-month LIBOR, expiring December 2027	12/8/20	64,100	1,806
Option on an interest rate swap with JPMorgan Chase Bank NA to pay semi-annually a fixed rate of 2.5575% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/6/20	12,700	335

TOTAL PUT OPTIONS			2,665

Call Options - 0.1%
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.495% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/5/20	18,600	521
Option on an interest rate swap with JPMorgan Chase Bank NA to receive semi-annually a fixed rate of 2.5340% and pay quarterly a floating rate based on 3-month LIBOR, expiring December 2027	12/8/20	64,100	1,911
Option on an interest rate swap with JPMorgan Chase Bank NA to receive semi-annually a fixed rate of 2.5575% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2027	10/6/20	12,700	381

TOTAL CALL OPTIONS			2,813

TOTAL PURCHASED SWAPTIONS
(Cost $6,012)			5,478
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $8,476,969)			8,777,999
NET OTHER ASSETS (LIABILITIES) - (0.7)%			(61,381)
NET ASSETS - 100%			$8,716,618

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	131	March 2018	$16,250	$(90)	$(90)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	466	March 2018	99,775	(149)	(149)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	177	March 2018	29,675	268	268
TOTAL FUTURES CONTRACTS					$29

The notional amount of futures purchased as a percentage of Net Assets is 1.7%

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront Premium Received/(Paid) (000s)(2)	Unrealized Appreciation/(Depreciation) (000s)
Interest Rate Swaps
1.75%	Semi - annual	3-month LIBOR(3)	Quarterly	CME	Mar. 2020	$25,150	$(12)	$0	$(12)

 (1) Swaps with CME Group (CME) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

CHF – Swiss franc

DKK – Danish krone

EUR – European Monetary Unit

GBP – British pound

HKD – Hong Kong dollar

IDR – Indonesian rupiah

INR – Indian rupee

JPY – Japanese yen

MXN – Mexican peso

MYR – Malyasian ringgit

NOK – Norwegian krone

NZD – New Zealand dollar

PEN – Peruvian new sol

RUB – Russian ruble

SEK – Swedish krona

SGD – Singapore dollar

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,863,345,000 or 21.4% of net assets.

 (d) Level 3 security

 (e) Non-income producing - Security is in default.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Security or a portion of the security has been segregated as collateral for open options. At period end, the value of securities pledged amounted to $258,000.

 (i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $993,000.

 (j) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $204,000.

 (k) Security or a portion of the security is on loan at period end.

 (l) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (m) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (n) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (o) Quantity represents share amount.

 (p) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (q) Non-income producing

 (r) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,764,000 or 0.0% of net assets.

 (s) The coupon rate will be determined upon settlement of the loan after period end.

 (t) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (u) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (v) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$52
Tricer Holdco SCA	12/19/16	$4,663
Tricer Holdco SCA	12/19/16	$3,012
WP Rocket Holdings, Inc.	2/4/14 - 2/2/15	$522

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$4,049
Fidelity Floating Rate Central Fund	27,669
Fidelity Securities Lending Cash Central Fund	4
Total	$31,722

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$534,824	$158,884	$77,994	$11,472	$(14,274)	$612,912	33.2%
Total	$534,824	$158,884	$77,994	$11,472	$(14,274)	$612,912

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$114,811	$107,731	$4	$7,076
Consumer Staples	5,472	4,827	--	645
Energy	12,938	12,938	--	--
Financials	4,743	4,743	--	--
Health Care	9,393	9,295	--	98
Industrials	59,429	57,099	--	2,330
Information Technology	168,352	168,352	--	--
Materials	37,569	37,371	--	198
Telecommunication Services	15,884	15,884	--	--
Utilities	305	305	--	--
Corporate Bonds	2,961,127	--	2,960,295	832
U.S. Government and Government Agency Obligations	1,497,660	--	1,497,660	--
U.S. Government Agency - Mortgage Securities	38,946	--	38,946	--
Asset-Backed Securities	41,954	--	41,954	--
Collateralized Mortgage Obligations	293,689	--	293,689	--
Commercial Mortgage Securities	157,969	--	157,969	--
Foreign Government and Government Agency Obligations	1,635,795	--	1,618,552	17,243
Supranational Obligations	3,123	--	3,123	--
Bank Loan Obligations	124,174	--	123,531	643
Fixed-Income Funds	612,912	612,912	--	--
Preferred Securities	317,895	--	317,895	--
Money Market Funds	628,941	628,941	--	--
Repurchase Agreements	29,440	--	29,440	--
Purchased Swaptions	5,478	--	5,478	--
Total Investments in Securities:	$8,777,999	$1,660,398	$7,088,536	$29,065
Derivative Instruments:
Assets
Futures Contracts	$268	$268	$--	$--
Total Assets	$268	$268	$--	$--
Liabilities
Futures Contracts	$(239)	$(239)	$--	$--
Swaps	(12)	--	(12)	--
Total Liabilities	$(251)	$(239)	$(12)	$--
Total Derivative Instruments:	$17	$29	$(12)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Interest Rate Risk
Futures Contracts(a)	$268	$(239)
Purchased Swaptions(b)	5,478	0
Swaps(c)	0	(12)
Total Value of Derivatives	$5,746	$(251)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

 (b) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (c) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in net unrealized appreciation (depreciation).

Other Information

# Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement / Counterparty	Value
$29,440,000 due 1/02/18 at 1.41%
J.P. Morgan Securities, Inc.	$29,440
$29,440

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	66.2%
Germany	3.1%
Canada	2.8%
Japan	2.7%
United Kingdom	2.7%
France	2.4%
Luxembourg	2.1%
Argentina	2.0%
Netherlands	1.9%
Cayman Islands	1.2%
Italy	1.2%
Mexico	1.1%
Others (Individually Less Than 1%)	10.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		December 31, 2017
Assets
Investment in securities, at value (including securities loaned of $29,218 and repurchase agreements of $29,440) — See accompanying schedule: Unaffiliated issuers (cost $7,226,432)	$7,536,146
Fidelity Central Funds (cost $1,250,537)	1,241,853
Total Investment in Securities (cost $8,476,969)		$8,777,999
Foreign currency held at value (cost $215)		218
Receivable for investments sold		16,315
Receivable for fund shares sold		8,773
Dividends receivable		94
Interest receivable		76,898
Distributions receivable from Fidelity Central Funds		632
Receivable for daily variation margin on futures contracts		124
Receivable for daily variation margin on centrally cleared OTC swaps		6
Prepaid expenses		14
Other receivables		6
Total assets		8,881,079
Liabilities
Payable to custodian bank	$1,000
Payable for investments purchased	116,611
Payable for fund shares redeemed	9,531
Distributions payable	2,409
Accrued management fee	4,027
Other affiliated payables	872
Other payables and accrued expenses	137
Collateral on securities loaned	29,874
Total liabilities		164,461
Net Assets		$8,716,618
Net Assets consist of:
Paid in capital		$8,385,718
Undistributed net investment income		25,047
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,745
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		301,108
Net Assets, for 788,987 shares outstanding		$8,716,618
Net Asset Value, offering price and redemption price per share ($8,716,618 ÷ 788,987 shares)		$11.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2017
Investment Income
Dividends		$23,389
Interest (including $72 from security lending)		285,586
Income from Fidelity Central Funds		29,804
Total income		338,779
Expenses
Management fee	$45,525
Transfer agent fees	8,437
Accounting and security lending fees	1,497
Custodian fees and expenses	245
Independent trustees' fees and expenses	30
Registration fees	186
Audit	123
Legal	133
Miscellaneous	65
Total expenses before reductions	56,241
Expense reductions	(74)	56,167
Net investment income (loss)		282,612
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	80,208
Fidelity Central Funds	11,478
Foreign currency transactions	91
Futures contracts	1,411
Swaps	(234)
Capital gain distributions from Fidelity Central Funds	1,918
Total net realized gain (loss)		94,872
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	254,472
Fidelity Central Funds	(14,279)
Assets and liabilities in foreign currencies	399
Futures contracts	416
Swaps	105
Total change in net unrealized appreciation (depreciation)		241,113
Net gain (loss)		335,985
Net increase (decrease) in net assets resulting from operations		$618,597

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$282,612	$290,957
Net realized gain (loss)	94,872	(310)
Change in net unrealized appreciation (depreciation)	241,113	324,767
Net increase (decrease) in net assets resulting from operations	618,597	615,414
Distributions to shareholders from net investment income	(273,935)	(260,060)
Distributions to shareholders from net realized gain	(65,552)	–
Total distributions	(339,487)	(260,060)
Share transactions
Proceeds from sales of shares	2,036,228	1,025,756
Reinvestment of distributions	302,712	231,625
Cost of shares redeemed	(1,373,321)	(1,488,030)
Net increase (decrease) in net assets resulting from share transactions	965,619	(230,649)
Total increase (decrease) in net assets	1,244,729	124,705
Net Assets
Beginning of period	7,471,889	7,347,184
End of period	$8,716,618	$7,471,889
Other Information
Undistributed net investment income end of period	$25,047	$20,302
Shares
Sold	185,329	97,091
Issued in reinvestment of distributions	27,474	21,963
Redeemed	(124,961)	(142,010)
Net increase (decrease)	87,842	(22,956)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Strategic Income Fund

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.66	$10.15	$10.69	$10.85	$11.37
Income from Investment Operations
Net investment income (loss)A	.380	.413	.408	.407	.431
Net realized and unrealized gain (loss)	.462	.466	(.572)	.003B	(.391)
Total from investment operations	.842	.879	(.164)	.410	.040
Distributions from net investment income	(.368)	(.369)	(.316)	(.405)	(.416)
Distributions from net realized gain	(.084)	–	–	(.165)	(.144)
Tax return of capital	–	–	(.060)	–	–
Total distributions	(.452)	(.369)	(.376)	(.570)	(.560)
Net asset value, end of period	$11.05	$10.66	$10.15	$10.69	$10.85
Total ReturnC	7.99%	8.76%	(1.62)%	3.78%	.38%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.70%	.71%	.69%	.69%
Expenses net of fee waivers, if any	.69%	.70%	.71%	.69%	.69%
Expenses net of all reductions	.69%	.70%	.71%	.69%	.69%
Net investment income (loss)	3.46%	3.92%	3.85%	3.68%	3.87%
Supplemental Data
Net assets, end of period (in millions)	$8,717	$7,472	$7,347	$8,390	$8,411
Portfolio turnover rateF	124%	79%	88%	118%	135%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .06%.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017
(Amounts in thousands except percentages)

1. Organization.

Fidelity Strategic Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Floating Rate Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	.06%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, swaps, foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$470,088
Gross unrealized depreciation	(142,352)
Net unrealized appreciation (depreciation)	$327,736
Tax Cost	$8,450,248

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,106
Net unrealized appreciation (depreciation) on securities and other investments	$327,794

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$314,515	$ 260,060
Long-term Capital Gains	24,972	–
Total	$339,487	$ 260,060

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$1,411	$416
Purchased Swaptions	101	(534)
Swaps	(234)	105
Totals	$1,278	$(13)

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $6,500,218 and $6,629,443, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .10% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $25 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents and/or the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $421. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period, presented in the Statement of Operations as a component of interest income, amounted to $72. Net income from the Fidelity Securities Lending Cash Central Fund during the period, presented in the Statement of Operations as a component of income from Fidelity Central Funds, amounted to $4 (including $3 from securities loaned to FCM).

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $21 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $9.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $44.

10. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Advisor Strategic Income Fund. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for corresponding shares of Fidelity Advisor Strategic Income Fund equal in value to the net assets of the Fund on the day the reorganization is effective. The reorganization does not require shareholder approval and is expected to become effective in April 2018. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

13. Litigation.

The Fund, and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. In September 2017, an opinion was issued in a trial intended to help determine the value of any remaining, unreleased collateral. Management is evaluating the impact of this ruling and the parties have agreed to mediation. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $20,255 received in 2009. The Fund is also incurring legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity School Street Trust and Shareholders of Fidelity Strategic Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Strategic Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Actual	.68%	$1,000.00	$1,030.80	$3.48
Hypothetical-C		$1,000.00	$1,021.78	$3.47

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were .03%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Strategic Income Fund voted to pay on February 20, 2018 to shareholders of record at the opening of business on February 16, 2018, a distribution of $0.006 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $21,354,158, or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.87% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $175,451,368 of distributions paid during the period January 1, 2017 to December 31, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Strategic Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase above the new breakpoint.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in July 2017.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Strategic Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) the terms of Fidelity's contractual and voluntary expense cap and waiver arrangements with the funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the approach to considering "fall-out" benefits; (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability; (xii) the funds' share class structures and distribution channels, including the impact of the Department of Labor's new fiduciary rule on the funds' distribution arrangements; and (xiii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FSN-ANN-0218
1.714732.119

Item 2.

Code of Ethics

As of the end of the period, December 31, 2017, Fidelity School Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Multi-Asset Income Fund, Fidelity Global Credit Fund, Fidelity Intermediate Municipal Income Fund, Fidelity Series International Credit Fund and Fidelity Strategic Income Fund (the “Funds”):

Services Billed by PwC

December 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$75,000	$7,500	$4,700	$3,800
Fidelity Global Credit Fund	$142,000	$12,800	$7,200	$6,500
Fidelity Intermediate Municipal Income Fund	$51,000	$4,600	$2,400	$2,300
Fidelity Series International Credit Fund	$74,000	$2,800	$4,800	$1,400
Fidelity Strategic Income Fund	$99,000	$9,000	$5,000	$4,500

December 31, 2016 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$125,000	$12,800	$4,500	$6,100
Fidelity Global Credit Fund	$142,000	$14,700	$8.800	$7,000
Fidelity Intermediate Municipal Income Fund	$52,000	$5,300	$2,400	$2,500
Fidelity Series International Credit Fund	$-	$-	$-	$-
Fidelity Strategic Income Fund	$99,000	$10,300	$8,200	$4,900

A Amounts may reflect rounding.

B Fidelity Series International Credit Fund commenced operations on July 25, 2017.

C Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2017A,B	December 31, 2016A,B
Audit-Related Fees	$8,470,000	$6,240,000
Tax Fees	$160,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series International Credit Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2017A,B	December 31, 2016A,B,C
PwC	$10,795,00	$7,725,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series International Credit Fund’s commencement of operations.

C Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre- approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity School Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 26, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 26, 2018